                             STAGECOACH FUNDS, INC.

                        SUPPLEMENT DATED JANUARY 2, 1996
           TO THE CURRENT PROSPECTUS, AS PREVIOUSLY SUPPLEMENTED, AND
              STATEMENT OF ADDITIONAL INFORMATION OF EACH FUND OF
                             STAGECOACH FUNDS, INC.

     As of January 1, 1996, Wells Fargo Bank, N.A. provides investment advisory services for approximately $33 billion of assets.

     Each Fund's current Prospectus, as supplemented, and Statement of Additional Information are hereby amended accordingly.

                                      LOGO

                         ------------------------------
                                   PROSPECTUS
                         ------------------------------

                   MONEY MARKET MUTUAL FUND - CLASS A SHARES

                  CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND

                   NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND

                                  May 1, 1995
                       As Supplemented on August 24, 1995

                              STAGECOACH FUNDS(R)

                   MONEY MARKET MUTUAL FUND - CLASS A SHARES
                  CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND
                   NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND

  Stagecoach Funds, Inc. ("Stagecoach Funds") and Stagecoach Inc. are professionally managed, open-end series investment companies, consisting of several separate funds, each with different investment objectives and policies. This Prospectus contains information about three of the funds in the Stagecoach Family of Funds-the MONEY MARKET MUTUAL FUND and the CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND of Stagecoach Funds, and the NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND of Stagecoach Inc. (each a "Fund" and, collectively, the "Funds" or "Money Market Funds").

  AN INVESTMENT IN THE FUNDS AND SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUNDS OR THE SERIES WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.

  This Prospectus sets forth concisely information about the Funds and the Series that a prospective investor should know before investing. It should be read and retained for future reference. Statements of Additional Information ("SAIs"), dated May 1, 1995, for the Money Market Mutual Fund and California Tax-Free Money Market Mutual Fund, and dated July 19, 1995 for the National Tax-Free Money Market Mutual Fund have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference. The SAI for each Fund is available free of charge by writing to Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling 800-222-8222. Information concerning Class S Shares is also available by calling this number. If you hold shares in an IRA, please call 1-800-BEST-IRA for information or assistance.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                          PROSPECTUS DATED MAY 1, 1995
                       AS SUPPLEMENTED ON AUGUST 24, 1995

                                                                      PROSPECTUS

  The MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term securities. This Prospectus describes the Class A Shares of the Money Market Mutual Fund. The Money Market Mutual Fund offers a second class of shares, Class S Shares, that are available only to qualified business investors who purchase Fund shares through certain non-interest bearing transaction accounts at Wells Fargo Bank.

  The CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND seeks to obtain a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital and liquidity, by investing in high-quality, U.S. dollar-denominated money market instruments, primarily municipal obligations.

  The NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income exempt from federal income taxes, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing all of its assets in the Tax-Free Money Market Master Series (the "Series") of Managed Series Investment Trust (the "Master Trust"), an open-end, management investment company, rather than in a portfolio of securities. The Series has the same investment objective as the Fund.

  The Funds are advised by Wells Fargo Bank which also serves as the Funds' transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank is a Shareholder Servicing Agent (as defined below) and a Selling Agent (as defined below). Stephens Inc. ("Stephens") is the Funds' sponsor and administrator and serves as the distributor of the Funds' shares.

  Stagecoach Inc. and Stagecoach Funds are sometimes referred to herein individually as a "Company" and together as the "Companies."

  WELLS FARGO BANK IS THE INVESTMENT ADVISER TO THE FUNDS AND/OR SERIES AND
    PROVIDES CERTAIN OTHER SERVICES TO THE FUNDS AND SERIES, FOR WHICH IT
            IS COMPENSATED. STEPHENS, WHICH IS NOT AFFILIATED WITH
               WELLS FARGO BANK, IS THE SPONSOR AND DISTRIBUTOR
                                FOR THE FUNDS.

PROSPECTUS

                               TABLE OF CONTENTS
                                    -------

PROSPECTUS SUMMARY                                                             1

SUMMARY OF FUND EXPENSES                                                       5

FINANCIAL HIGHLIGHTS                                                           8

HOW THE FUNDS WORK                                                            10

THE FUNDS, THE MASTER TRUST AND MANAGEMENT                                    16

INVESTING IN THE FUNDS                                                        19

DIVIDENDS                                                                     26

HOW TO REDEEM SHARES                                                          26

ADDITIONAL SHAREHOLDER SERVICES                                               31

MANAGEMENT AND SERVICING FEES                                                 33

TAXES                                                                         36

PROSPECTUS APPENDIX - ADDITIONAL INVESTMENT POLICIES                         A-1

                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY

  The Funds provide you with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides you with summary information about each of the Funds. For more information, please refer specifically to the identified Prospectus sections and generally to the Prospectus and the SAI for each Fund.

Q. WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

A. The MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term securities. In pursuing this objective, the Fund invests in securities with remaining maturities not exceeding thirteen months, as determined in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). These securities include obligations of the U.S. Government, its agencies and instrumentalities, high-quality debt obligations such as corporate debt, certain obligations of U.S. banks and certain repurchase agreements.

    The CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND seeks to obtain a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital and liquidity, by investing in high-quality, U.S. dollar-denominated money market instruments, primarily municipal obligations. The Fund, in pursuing its objective, invests in securities with remaining maturities not exceeding thirteen months, as determined in accordance with Rule 2a-7 under the 1940 Act. Under normal market conditions, substantially all of the Fund's assets will be invested in California municipal obligations that are exempt from federal income taxes and California personal income taxes. Certain risks may arise from the Fund's concentration in investments in California municipal obligations.

    The NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income exempt from federal income taxes, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing all of its assets in the Tax-Free Money Market Master Series of the Master Trust, which has the same investment objective as the Fund. The Series seeks to achieve this investment objective by investing in high-quality, U.S. dollar-denominated money market instruments, primarily municipal obligations, with remaining maturities not exceeding thirteen months.

    Each Fund and the Series seeks to maintain a net asset value of $1.00 per share; however, there is no assurance that this will be achieved. See "How the Funds Work -- Investment Objectives and Policies" and "Prospectus Appendix -- Additional Investment Policies."

                                       1                              PROSPECTUS

Q. WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as the investment adviser to the Money Market Mutual Fund, the California Tax-Free Money Market Mutual Fund and the Series, manages your investments. A separate investment adviser has not been retained for the National Tax-Free Money Market Mutual Fund because this Fund invests all of its assets in the Series. Wells Fargo Bank also provides the Funds and the Series with transfer agency, dividend disbursing agency and custodial services. In addition, Wells Fargo Bank is a Shareholder Servicing Agent and a Selling Agent (as defined below) of the Funds. See "The Funds, the Master Trust and Management" and "Management and Servicing Fees."

Q. HOW DO I INVEST?

A. You may invest by purchasing Fund shares at their net asset value. You may open an account by investing at least $2,500, and you may add to your account by making additional investments of at least $100, although certain exceptions to these minimums may be available. Shares may be purchased by wire, by mail, or by an automatic investment feature called the AutoSaver Plan on any day the Funds are open. Shares of the California Tax-Free Money Market Mutual Fund and The National Tax-Free Money Market Mutual Fund may not be suitable investments for tax-exempt institutions or tax-exempt retirement plans, since such investors would not benefit from the exempt status of such Funds' dividends. See "Investing in the Funds." In addition, California Tax-Free Money Market Mutual Fund shares are not available in all states. For more details, contact Stephens (the Funds' sponsor and distributor), a Shareholder Servicing Agent (such as Wells Fargo Bank) or a Selling Agent.

Q. WHAT ARE THE FEES FOR INVESTING?

A. Unlike certain other mutual funds that charge sales loads or other transaction fees, the Funds do not impose shareholder transaction fees on the purchase, redemption or exchange of their shares, or for reinvesting dividends. For its advisory services, Wells Fargo Bank is entitled to monthly investment advisory fees at the annual rate of 0.50%, 0.40% and 0.30% of the average daily net assets of the California Tax-Free Money Market Mutual Fund, the Money Market Mutual Fund, and the Series, respectively. Wells Fargo Bank also provides transfer agency services and custody services to the Funds and the Series. Wells Fargo Bank is not entitled to any additional compensation for providing such services to the Funds or the Series.

    For its services as administrator of the Funds and the Series, Stephens is entitled to receive an annual fee at the rate of 0.05% of the average daily net assets of each Fund.

    The Funds have adopted Distribution Plans under the SEC's Rule 12b-1 which permit payment of a monthly fee at the annual rate of 0.05% of each Fund's average

PROSPECTUS                             2
    daily net assets to Stephens as compensation for distribution-related services. The National Tax-Free Money Market Mutual Fund has adopted a Shareholder Servicing Plan pursuant to which it may enter into agreements with Shareholder Servicing Agents. The Shareholder Servicing Plans permit the Funds to compensate Shareholder Servicing Agents at a rate of up to 0.30%, 0.30% and 0.25% of the average daily net assets of the California Tax-Free Money Market Mutual Fund, the Money Market Mutual Fund, and the National Tax-Free Money Market Mutual Fund, respectively. See "The Funds, The Master Trust and Management."

Q. HOW ARE THE FUNDS' INVESTMENTS VALUED?

A. The price per share or "net asset value"("NAV") of a Fund depends upon the total value of portfolio securities owned by such Fund (plus cash and other assets net of liabilities) and the number of its shares outstanding. In the case of the National Tax-Free Money Market Mutual Fund, the NAV depends upon the total value of portfolio securities owned by the Series (plus cash and other assets net of liabilities) and the number of the Series' shares outstanding. Wells Fargo Bank calculates the NAV for each Fund and the Series on each day that the Funds and the Series are open. See "Investing in the Funds -- Share Price."

Q. HOW WILL I RECEIVE DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

A. Dividends from net investment income are declared daily, paid monthly and automatically reinvested in additional shares of the Funds at net asset value unless you elect to receive dividends in cash. Any capital gains are distributed at least annually. See "Dividends" and "Additional Shareholder Services."

Q. ARE EXCHANGES TO OTHER FUNDS PERMITTED?

A. Yes. The exchange privilege enables you to exchange Fund shares for shares of another fund offered pursuant to another prospectus of the respective fund's company, or shares of certain other investment companies in the Stagecoach Family of Funds, to the extent such shares are offered for sale in your state of residence. See "Additional Shareholder Services -- Exchange Privilege."

Q. HOW MAY I REDEEM SHARES?

A. You may redeem your shares, without charge by a Fund, by letter, by an automatic feature called the Systematic Withdrawal Plan, or by telephone unless you have declined telephone privileges, on any day the relevant Fund is open for business. See "How To Redeem Shares." For more details, contact Stephens, a Shareholder Servicing Agent (such as Wells Fargo Bank) or a Selling Agent.

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF INVESTMENT?

A. Investments in the Funds or the Series are not bank deposits or obligations of Wells Fargo Bank and are not insured by the Federal Deposit Insurance Corporation

                                       3                              PROSPECTUS

    ("FDIC"), nor are they insured or guaranteed against loss of principal. Although the Funds and the Series seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. Since the California Tax-Free Money Market Mutual Fund invests primarily in securities issued by California, its agencies and municipalities, events in California are more likely to affect this Fund's investments. Also, the California Tax-Free Money Market Mutual Fund is nondiversified, which means that its assets may be invested among fewer issuers and therefore the value of its assets may be subject to greater impact by events affecting one of its investments. You should be prepared to accept some risk with the money you invest in these Funds. As with all mutual funds, there can be no assurance that the Funds will achieve their investment objectives.

PROSPECTUS                             4

                            SUMMARY OF FUND EXPENSES

  This expense summary is a standard format required for all mutual funds to help you understand the various costs and expenses you will bear directly or indirectly as a shareholder of the Funds. As shown below, you are not charged sales charges, redemption fees, or exchange fees. You should consider this expense information together with the important information in this Prospectus, including the Funds' investment objectives and policies.

                        SHAREHOLDER TRANSACTION EXPENSES

                                             CALIFORNIA       NATIONAL
                           MONEY MARKET    TAX-FREE MONEY  TAX-FREE MONEY
                           MUTUAL FUND     MARKET MUTUAL   MARKET MUTUAL
                         (CLASS A SHARES)       FUND            FUND
Maximum Sales Charge
  Imposed
    on Purchases (as a
      percentage
    of offering
      price)............       None             None            None
Sales Charge Imposed on
    Reinvested
      Dividends.........       None             None            None
Sales Charge Imposed on
    Redemptions*........       None             None            None
Exchange Fees...........       None             None            None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                             MONEY
                             MARKET           CALIFORNIA       NATIONAL TAX-
                          MUTUAL FUND          TAX-FREE          FREE MONEY
                            (CLASS A         MONEY MARKET      MARKET MUTUAL
                            SHARES)          MUTUAL FUND           FUND**
Management Fee.........           0.40%              0.50%              0.30%
Rule 12b-1 Fee(1)......           0.02%              0.03%              0.05%
Other Expenses:
    Shareholder
      Servicing
      Fee(1)***........  0.28%              0.04%              0.00%
    Administrative
      Fee..............  0.03%              0.03%              0.05%
    Miscellaneous
      Expenses(1)......  0.02%              0.05%              0.10%
                         -----              -----
Total Other
  Expenses(1):.........           0.33%              0.12%              0.15%
                                  -----              -----
TOTAL FUND OPERATING
    EXPENSES(1)........           0.75%              0.65%              0.50%

-------------------------------

  (1) After any waivers or reimbursements.
    * The Company reserves the right to impose a charge for wiring redemption proceeds.
   ** Other Mutual Funds may invest in the Tax-Free Money Market
      Master Series and such other funds' expenses, and correspondingly, investment returns may differ from those of the National Tax-Free Money Market Mutual Fund.
  *** Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Funds, such as requiring a minimum initial investment or payment of a separate fee for additional services.

                                       5                              PROSPECTUS

EXAMPLE OF EXPENSES

                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                      ------   -------   -------   --------
An investor would pay the following
  expenses on a $1,000 investment
in a Fund, assuming a 5% annual
return and redemption at the end of
each time period indicated:
    California Tax-Free Money
    Market Mutual Fund.............     $7      $  21     $  36      $ 81
    Money Market Mutual Fund (Class
    A Shares)......................     $8      $  24     $  42      $ 93
    National Tax-Free Money Market
    Mutual Fund....................     $5      $  16     $ N/A      $N/A

                             EXPLANATION OF TABLES

  SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. There are no Shareholder Transaction Expenses for these Funds. However, the Company reserves the right to impose a charge for wiring redemption proceeds.

  ANNUAL FUND OPERATING EXPENSES for the Class A Shares of the Money Market Mutual Fund and shares of the California Tax-Free Money Market Mutual Fund are based on amounts incurred during the most recent fiscal year, restated to reflect voluntary fee waivers and expense reimbursements that are expected to continue during the current fiscal year. Annual Fund Operating Expenses for the National Tax-Free Money Market Mutual Fund summarize expenses charged at the Master Trust level as well as expenses charged at the Company level. The amounts shown above for the National Tax-Free Money Market Mutual Fund under "Management Fee," "Rule 12b-1 Fee" and "Administrative Fee" reflect contract amounts; the amounts shown under "Shareholder Servicing Fee," "Miscellaneous Expenses," "Total Other Expenses" and "Total Fund Operating Expenses" reflect certain anticipated voluntary fee waivers and expense reimbursements for the current fiscal year. Wells Fargo Bank and Stephens each has agreed to waive or reimburse all or a portion of its respective fees if certain Fund expenses exceed limits set by state securities laws or regulations. In addition, Wells Fargo Bank and Stephens each, at its sole discretion, may waive or reimburse all or a portion of its respective fees charged to, or expenses paid by, a Fund or the Series. Any waivers or reimbursements would reduce the total expenses of the Funds or Series. There can be no assurance that such waivers or reimbursements would continue. Absent waivers and reimbursements, the percentages shown above under "Rule 12b-1 Fee," "Total Other Expenses" and "Total Fund Operating Expenses" would be 0.05%, 0.44% and 0.89%, respectively, for the Class A Shares of the Money Market Mutual Fund and 0.05%, 0.53% and 1.08%, respectively, for the California Tax-Free Money Market Mutual Fund. Absent waivers and reimbursements, "Shareholder Servicing Fee," "Miscellaneous Expenses," "Total Other Expenses" and "Total Fund Operating

PROSPECTUS                             6

Expenses" would be 0.25%, 0.30%, 0.60% and 0.95%, respectively, for the National Tax-Free Money Market Mutual Fund. Long-term shareholders in the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers ("NASD"). For more complete descriptions of the various costs and expenses you can expect to incur as an investor in each Fund, please see the Prospectus section captioned "Management and Servicing Fees."

  EXAMPLE OF EXPENSES is a hypothetical example which illustrates the expenses associated with a $1,000 investment over the periods shown, based on the expenses in the table above and an assumed annual rate of return of 5%. This rate of return should not be considered an indication of actual or expected performance of a Fund. In addition, the example should not be considered a representation of past or future expenses and actual expenses may be greater or lesser than those shown. If current fee waivers and/or reimbursements are discontinued, the amounts contained in the "Example of Expenses" may increase.

  With regard to the combined fees and expenses of the National Tax-Free Money Market Mutual Fund and the Series, the Board of Directors of Stagecoach Inc. has considered whether various costs and benefits of investing all the Fund's assets in the Series would be more or less than if the Fund invested in portfolio securities directly, and believes that the Fund should achieve economic efficiencies by investing in the Series. Additionally, the Board of Directors believes that the aggregate fees assessed by this Fund and the Series should be less than those expenses that the Directors believe would be incurred had the Fund invested directly in the securities held by the Series. See the Prospectus sections captioned "The Funds, the Master Trust and Management" and "Management and Servicing Fees" for more complete descriptions of the various costs and expenses applicable to investors in this Fund. In addition, if this Fund were to change its fundamental investment strategy and no longer invest in the Series of the Master Trust, these expenses may change.

                                       7                              PROSPECTUS

                              FINANCIAL HIGHLIGHTS

  The following information relating to the Class A Shares of the Money Market Mutual Fund and the shares of the California Tax-Free Money Market Mutual Fund has been derived from the Financial Highlights in such Funds' 1994 annual financial statements. The financial statements are included in the SAI for each such Fund and have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated February 17, 1995 also is included in the SAIs. This information should be read in conjunction with the 1994 annual financial statements for these Funds and the notes thereto. The SAI for each of the Funds has been incorporated by reference into this Prospectus. Financial information is not provided in connection with the National Tax-Free Money Market Mutual Fund because the Fund had not begun operations during the periods presented.

                            MONEY MARKET MUTUAL FUND
                        FOR A CLASS A SHARE OUTSTANDING

                               YEAR ENDED        YEAR ENDED      PERIOD ENDED*
                             DEC. 31, 1994     DEC. 31, 1993     DEC. 31, 1992
                             --------------    --------------    -------------
Net Asset Value Beginning
  of Period................       $ 1.00           $ 1.00            $ 1.00
Income from Investment
  Operations:
  Net Investment Income....         0.04             0.03              0.02
Less Distributions:
  Dividends from Net
    Investment Income......        (0.04)           (0.03)            (0.02)
Net Asset Value End of
  Period...................       $ 1.00           $ 1.00            $ 1.00
                                  ======           ======            ======
Total Return (not
  annualized)..............         3.74%            2.70%             1.50%
Ratios/Supplemental Data:
Net Assets, End of Period
  (000's)..................   $2,343,942         $317,474          $236,269
Number of shares
  outstanding, End of
  Period (000's)...........    2,344,028          317,474           236,270
Ratios to Average Net
  Assets (annualized):
Ratio of Expenses to
  Average Net Assets(1)....         0.69%            0.58%             0.20%
Ratio of Net Investment
  Income to Average Net
  Assets(2)................         4.12%            2.67%             2.98%
-------------------
(1) Ratio of Expenses to
    Average Net Assets
    Prior To
    Waived Fees and
    Reimbursed Expenses....         0.89%            1.00%             0.94%
(2) Ratio of Net Investment
    Income to Average Net
    Assets Prior To Waived
    Fees and Reimbursed
    Expenses...............         3.92%            2.25%             2.24%
* The Fund commenced operations on July 1,
  1992

PROSPECTUS                             8

                  CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND
                            FOR A SHARE OUTSTANDING

                           YEAR ENDED       YEAR ENDED       YEAR ENDED
                          DEC. 31, 1994    DEC. 31, 1993    DEC. 31, 1992
                          -------------    -------------    -------------
Net Asset Value,
  Beginning of Period....     $ 1.00           $ 1.00           $ 1.00
Income from Investment
  Operations:
  Net Investment
    Income...............       0.02             0.02             0.03
Less Distributions:
  Dividends from Net
    Investment Income....      (0.02)           (0.02)           (0.03)
Net Asset Value, End of
  Period.................     $ 1.00           $ 1.00           $ 1.00
                              ======           ======           ======
Total Return (not
  annualized)............       2.28%            1.89%            2.81%
Ratios/Supplemental Data:
Net Assets, End of Period
  (000's)................   $869,745         $793,420         $572,906
Number of shares
  outstanding, End of
  Period (000's).........    869,824          793,426          572,907
Ratios to Average Net
  Assets (annualized):
Ratio of Expenses to
  Average Net
  Assets(1)..............       0.62%            0.55%            0.28%
Ratio of Net Investment
  Income to Average Net
  Assets(2)..............       2.26%            1.88%            2.41%
-------------------
(1) Ratio of Expenses to
    Average Net Assets
    Prior to
   Waived Fees and
    Reimbursed
    Expenses.............       1.08%            1.06%            1.03%
(2) Ratio of Net
    Investment Income to
    Average Net Assets
   Prior to Waived Fees
    and Reimbursed
    Expenses.............       1.80%            1.37%            1.66%

                                       9                              PROSPECTUS

                               HOW THE FUNDS WORK

INVESTMENT OBJECTIVES AND POLICIES

THE MONEY MARKET MUTUAL FUND

  The Money Market Mutual Fund seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term securities. The Fund invests its assets only in U.S. dollar-denominated, high-quality money market instruments, and may engage in certain other investment activities as described in this Prospectus. Permitted investments include U.S. Government short-term obligations, obligations of domestic and foreign banks, commercial paper, and repurchase agreements. In pursuing its objective, the Fund invests in instruments with remaining maturities not exceeding thirteen months, as determined in accordance with Rule 2a-7 under the 1940 Act. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective. A more complete description of these investments and investment activities is contained in the "Prospectus Appendix - Additional Investment Policies" and in the SAI.

THE CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND

  The California Tax-Free Money Market Mutual Fund seeks to obtain a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital and liquidity, by investing in high-quality, U.S. dollar-denominated money market instruments, primarily municipal obligations. This investment objective is fundamental and cannot be changed without shareholder approval. There can be no assurance that the Fund, which is a nondiversified portfolio, will achieve its investment objective. Wells Fargo Bank, as investment adviser to the Fund, pursues the Fund's objective by investing (under normal market conditions) substantially all of the Fund's assets in the following types of municipal obligations that pay interest which is exempt from both federal income tax and California personal income tax: bonds, notes, and commercial paper issued by or on behalf of the State of California, its cities, municipalities, political subdivisions and other public authorities with remaining maturities not exceeding thirteen months, as determined in accordance with Rule 2a-7 under the 1940 Act. These municipal obligations and the taxable investments described below may bear interest at rates that are not fixed ("floating- and variable-rate instruments").

  The California Tax-Free Money Market Mutual Fund, which is nondiversified, may temporarily invest some of its assets in certain high-quality, taxable money market instruments or may engage in certain other investment activities as described in this Prospectus. The Fund may elect to invest temporarily up to 20% of its net assets in certain permitted taxable investments, which include cash reserves, U.S. Government obligations, obligations of domestic and foreign banks, foreign securities, rated

PROSPECTUS                             10
commercial paper, taxable municipal obligations, repurchase agreements, and loans of portfolio securities. Such temporary investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of Fund shares or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income taxes and California personal income taxes. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Fund's assets in securities exempt from such taxes. An additional description of tax-free municipal obligations, taxable money market instruments, and other investment activities is contained in the "Prospectus Appendix - Additional Investment Policies" and in the SAI.

  As a matter of fundamental policy, at least 80% of the California Tax-Free Money Market Mutual Fund's net assets are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from federal income taxes and not subject to the federal alternative minimum tax (or in other open-end tax-free money market funds with a similar fundamental policy). At least 65% of the Fund's total assets are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from California personal income taxes. However, as a matter of general operating policy, the Fund seeks to have substantially all of its assets invested in such municipal obligations. The Fund's investment adviser may rely either on an opinion of counsel to the issuer of the municipal obligations or on Internal Revenue Service ("IRS") rulings regarding the tax treatment of these obligations. In addition, the Fund may invest 25% or more of its assets in California municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations; for example, the California Tax-Free Money Market Mutual Fund may own different municipal obligations which pay interest based on the revenues of similar types of projects.

THE NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND

  The National Tax-Free Money Market Mutual Fund seeks to provide investors with a high level of income exempt from federal income taxes, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing all of its assets in the Series, which has the same investment objective as the Fund. The Series seeks to achieve this investment objective by investing in high-quality, U.S. dollar denominated money market instruments, primarily municipal obligations, with remaining maturities not exceeding thirteen months.

  Since the investment characteristics of the Fund will correspond directly to those of the Series, the following is a discussion of the various investments of and techniques employed by the Series of the Master Trust.

  Wells Fargo Bank, as investment adviser to the Series, pursues the investment objective of the Series by investing (under normal market conditions) substantially all of the Series' assets in the following types of municipal obligations that pay interest which is

                                       11                             PROSPECTUS
exempt from federal income tax: bonds, notes and commercial paper issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies, instrumentalities (including government-sponsored enterprises) and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from federal income tax. These municipal obligations and the taxable investments described below may bear interest at rates that are not fixed ("floating- and variable-rate instruments").

  The Series may temporarily invest some of its assets in cash reserves or certain high-quality, taxable money market instruments, or may engage in other investment activities as described in this Prospectus. The Series may elect to invest temporarily up to 20% of its net assets in certain permitted taxable investments, which include cash reserves, U.S. Government obligations, obligations of domestic banks, commercial paper, taxable municipal obligations and repurchase agreements. The Series may also invest in U.S. dollar-denominated obligations of foreign banks and foreign securities. Such temporary investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of interests in the Series or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income tax. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Series' assets in securities exempt from such taxes. A more complete description of tax-free municipal obligations, taxable money market instruments, and other investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies."

  As a matter of fundamental policy, at least 80% of the net assets of the Series are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from federal income tax and is not subject to the federal alternative minimum tax. However, as a matter of general operating policy, the Series seeks to invest substantially all of its assets in such municipal obligations. The Series' investment adviser may rely either on the opinion of counsel to the issuer of the municipal obligations or on IRS rulings regarding the tax treatment of these obligations. In addition, the Series may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations; for example, the Series may own different municipal obligations which pay interest based on the revenues of similar types of projects.

MASTER/FEEDER STRUCTURE

  The National Tax-Free Money Market Mutual Fund is a feeder fund in a master/feeder structure. Accordingly, it invests all of its assets in the Series. The Series has the same investment objective as the Fund. See "How the Funds Work -- Investment Objectives and Policies." In addition to selling its shares to the Fund, the Series may sell its shares to other mutual funds or other accredited investors. Information regarding additional

PROSPECTUS                             12
options, if any, for investments in shares of the Series is available from Stephens by calling 800-643-9691 or by calling Wells Fargo Bank at 800-222-8222. The expenses and, correspondingly, the returns of other investment options in the Series may differ from those of the Fund.

  The Board of Directors of Stagecoach Inc. believes that certain economic efficiencies may be realized if other mutual funds or institutional investors invest their assets in the Series. For example, fixed expenses that otherwise would have been borne solely by the Fund would be spread among a potentially larger asset base provided by more than one fund investing in the Series. The Fund and other entities (if any) investing in the Series would each be liable for all obligations of the Series. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Master Trust itself is unable to meet its obligations. Accordingly, Stagecoach Inc.'s Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by reason of investing their assets in the Series. However, if a mutual fund or other investor withdraws its investment from the Series, the economic efficiencies (e.g., spreading fixed expenses across a larger asset base) that Stagecoach Inc.'s Board believes should be available through investment in the Series may not be fully achieved. In addition, given the relatively novel nature of the master/feeder structure, accounting and operational difficulties, although unlikely, could occur.

The investment objectives and other fundamental policies of the National Tax-Free Money Market Mutual Fund and the Series cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's or Series' outstanding voting shares. Whenever the Fund, as a Series interestholder, is requested to vote on matters pertaining to any fundamental policy of such Series, the Fund will hold a meeting of its shareholders to consider such matters and will cast its votes in proportion to the votes received from Fund shareholders. The Fund will vote Series shares for which it receives no voting instructions in the same proportion as the votes received from Fund shareholders. In addition, certain policies of the Series which are non-fundamental could be changed by vote of a majority of the Master Trust's Trustees without interestholder vote. If the Series' investment objective or fundamental or non-fundamental policies are changed, the Fund investing in such Series could subsequently change its objective or policies to correspond to those of the Series, or the Fund could redeem its Series shares and either seek a new investment company in which to invest with a matching objective or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of such Fund or the Series, to the extent possible. Additional information regarding the officers and directors of Stagecoach Funds,

                                       13                             PROSPECTUS

Stagecoach Inc. and the Master Trust is included in the SAI for each Fund under "Management."

RISK FACTORS

  The Funds and the Series, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Funds and the Series to maintain a stable net asset value of $1.00 per share. Of course, the Funds and the Series cannot guarantee a $1.00 share price. The dollar-weighted average portfolio maturity of each of the Funds and the Series must not exceed 90 days. Any security that a Fund or the Series purchases must have a remaining maturity of not more than thirteen months. In addition, any security that a Fund or the Series purchases must present minimal credit risks and be of high quality (i.e., be rated in the top two rating categories by the required number of nationally recognized statistical rating organizations ("NRSROs") or, if unrated, determined to be of comparable quality to such rated securities). These determinations are made by Wells Fargo Bank, as the Funds' or Series' investment adviser, as the case may be, under guidelines adopted by the Board of Directors of each Company, or the Master Trust's Board of Trustees, respectively.

  The Funds and the Series seek to reduce risk by investing their assets in securities of various issuers. As such, the Money Market Mutual Fund, the National Tax-Free Money Market Mutual Fund and the Series, but not the California Tax-Free Money Market Mutual Fund, will be considered to be diversified for purposes of the 1940 Act. In addition, the Funds, since their respective inceptions, have emphasized safety of principal and high credit quality. In particular, the internal investment policies of Wells Fargo Bank, the investment adviser to the Funds and Series, have always prohibited the purchase for the Funds and Series of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Funds and the
Series:

  - capped floaters (on which interest is not paid when market rates move above a certain level);

  - leveraged floaters (whose interest-rate reset provisions are based on a formula that magnifies changes in interest rates);

  - range floaters (which do not pay any interest if market interest rates move outside of a specified range);

  - dual index floaters (whose interest-rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

  - inverse floaters (which reset in the opposite direction of their index).

  Additionally, the Funds and the Series may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such

PROSPECTUS                             14

Cost of Funds Index ("COFI") floaters. The Funds and the Series may only invest in floating-rate securities that bear interest at a rate that resets quarterly or more frequently, and which resets based on changes in standard money market rate indices such as U.S. Government Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates ("PSA") floaters or JJ Kenney index floaters.

  Since the California Tax-Free Money Market Mutual Fund invests primarily in securities issued by California and its agencies and municipalities, events in California will be more likely to affect the Fund's investments. While the California Tax-Free Money Market Mutual Fund seeks to reduce risk by investing its assets in securities of various issuers, the Fund will be considered to be nondiversified for purposes of the 1940 Act. However, the California Tax-Free Money Market Mutual Fund will comply with Internal Revenue Code of 1986 ("Code") diversification requirements, as described in the "Prospectus
Appendix -- Additional Investment Policies" section below.

  California is experiencing recurring budget deficits caused by lower than anticipated tax revenues and increased expenditures for certain programs. These budget deficits have depleted the state's available cash resources, and the state has recently had to use a series of external borrowings to meet its cash needs. In addition, since 1992 some of the credit rating agencies have assigned their third highest rating to certain of the state's debt obligations. On July 15, 1994, three of the ratings agencies rating California's long-term debt lowered their rating of the state's general obligation bonds. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A." Since the California Tax-Free Money Market Mutual Fund may invest only in securities rated in the top two rating categories, any further rating downgrade of the state's debt obligations may impact the availability of securities that meet the Fund's investment policies and restrictions. The Fund's investment adviser continues to monitor and evaluate the Fund's investments in light of the events in California and the California Tax-Free Money Market Mutual Fund's investment objective and investment policies. The rating agencies also continue to monitor events in the state and the state and local governments' responses to budget shortfalls. See "Special Considerations Affecting California Municipal Obligations" in the SAI for the California Tax-Free Money Market Mutual Fund.

  Investments in the Funds are not insured against loss of principal. Although Wells Fargo Bank seeks to achieve the investment objectives of the Funds, there is no assurance that the Funds will be able to maintain a constant $1.00 net asset value per share. The Funds are subject to interest rate risk (i.e., the risk that increases in market interest rates may adversely affect the value of the securities in which the Funds invest and hence the value of your investment in the Funds; the value of such securities generally changes inversely to market interest rates.) See "Prospectus Appendix -- Additional Investment Policies" for further discussion of investment objectives and risks.

                                       15                             PROSPECTUS

PERFORMANCE

  The performance of the Class A Shares of the Money Market Mutual Fund and the shares of the Tax-Free Funds may be advertised in terms of current yield or effective yield. In addition, the performance of the Tax-Free Funds may be advertised in terms of tax-equivalent yield or effective tax-equivalent yield. These performance figures are based on historical results and are not intended to indicate future performance. The investment performance of the National Tax-Free Money Market Mutual Fund will correspond to the investment experience of the Series.

  Yield refers to the income generated by an investment in shares of a Tax-Free Fund, or Class of shares of the Money Market Mutual Fund, over a specified period (7-day or 30-day), expressed as an annual percentage rate. Effective yields are calculated similarly but assume that the income earned from a Fund is reinvested in the Fund or in shares of the same class of such Fund. Because of the effects of compounding, effective yields are slightly higher than yields. The tax-equivalent yield and the effective tax-equivalent yield of the Tax-Free Funds assume that a stated income tax rate has been applied to determine the tax-equivalent figures. The application of the stated income tax rate results in higher yield and effective yield figures. The Tax-Free Funds may also present nonstandard performance information, such as distribution rate, for purposes of sales literature. Performance quotations are computed separately for Class A Shares and Class S Shares of the Money Market Mutual Fund.

  Additional performance information is contained in each Company's annual report which is available upon request without charge by calling the Company at 800-222-8222.

                          THE FUNDS, THE MASTER TRUST
                                 AND MANAGEMENT

THE MONEY MARKET MUTUAL FUND AND THE CALIFORNIA TAX-FREE
MONEY MARKET MUTUAL FUND

  The Money Market Mutual Fund and the California Tax-Free Money Market Mutual Fund are two funds of Stagecoach Funds. Stagecoach Funds was organized as a Maryland corporation on September 9, 1991, and currently offers shares of nine other funds: the Asset Allocation Fund, the California Tax-Free Bond Fund, the California Tax-Free Income Fund, the Corporate Stock Fund, the Diversified Income Fund, the Ginnie Mae Fund, the Growth and Income Fund, the Short-Intermediate U.S. Government Income Fund and the U.S. Government Allocation Fund. The Money Market Mutual Fund also offers a second class of shares -- Class S Shares. Class S Shares are subject to different levels of fees and expenses than Class A Shares and the performance of such shares may vary accordingly. Class S Shares are currently available only to qualified business

PROSPECTUS                             16
investors who purchase such shares through certain non-interest bearing transaction accounts with Wells Fargo Bank. Please contact Stagecoach Shareholder Services at 800-222-8222 if you would like additional information about Class S Shares.

  The Board of Directors of Stagecoach Funds supervises these funds' activities and monitors their contractual arrangements with various service providers. Although Stagecoach Funds is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing the Funds' investment objectives or fundamental investment policies. All shares of Stagecoach Funds have equal voting rights and will be voted in the aggregate, rather than by fund or class, unless otherwise required by law (such as when the voting matter affects only one fund or class). As a shareholder of the Funds, you are entitled to one vote for each share you own and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI for each Fund.

THE NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND AND THE MASTER TRUST

  The National Tax-Free Money Market Mutual Fund is a fund of Stagecoach Inc. Stagecoach Inc. was organized as a Maryland corporation on October 15, 1992, and currently includes the following thirteen other funds: the Asset Allocation Fund, the Bond Index Fund, the California Tax-Free Intermediate Income Fund, the California Tax-Free Money Market Fund, the California Tax-Free Short-Term Income Fund, the Growth and Income Fund, the Growth Stock Fund, the Money Market Fund, the National Tax-Free Intermediate Income Fund, the Overland National Tax-Free Institutional Money Market Fund, the Short-Intermediate Term Fund, the S&P 500 Stock Fund and the U.S. Treasury Allocation Fund.

  The Board of Directors of Stagecoach Inc. supervises these funds' activities and monitors their contractual arrangements with various service providers. As noted above, the Fund may withdraw its investment in the Series only if the Board of Directors of Stagecoach Inc. determines that this is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, the Board of Directors of Stagecoach Inc. would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the hiring of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Series. Although Stagecoach Inc. is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing the Fund's investment objective or fundamental investment policies. All shares of Stagecoach Inc. have equal voting rights and will be voted in the aggregate, rather than by fund, unless otherwise required by law (such as when the voting matter affects only one fund). As a shareholder

                                       17                             PROSPECTUS
of the Fund, you are entitled to one vote for each share you own and fractional votes for fractional shares owned. In addition, whenever the Fund is requested to vote on matters pertaining to the Series, Stagecoach Inc. will hold a meeting of the Fund's shareholders and will cast its vote as instructed by Fund shareholders. The Directors of Stagecoach Inc. will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. A more detailed statement of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI for the Fund.

  The Master Trust was established on October 28, 1993, as a Delaware business trust. The Master Trust's Declaration of Trust permits the Board of Trustees to issue beneficial interests in the Master Trust to investors based on their proportionate investments in the Master Trust. The Master Trust is divided into separate portfolios called series. The Master Trust has retained the services of Wells Fargo Bank as investment adviser and Stephens as administrator and placement agent. The Board of Trustees of the Master Trust is responsible for the general management of the Master Trust and supervising the actions of Wells Fargo Bank and Stephens in these capacities.

INDEMNIFICATION AGREEMENT

  Because this Prospectus combines disclosures relating to two separate investment companies, there is a possibility that one investment company might become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Stagecoach Inc. and Stagecoach Funds have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

INVESTMENT ADVISER

  Wells Fargo Bank is the investment adviser to the Series, the Money Market Mutual Fund and the California Tax-Free Money Market Mutual Fund. Wells Fargo Bank, one of the ten largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of June 30, 1995, various divisions and affiliates of Wells Fargo Bank provided investment advisory services for approximately $211 billion of assets of individuals, trusts, estates and institutions. As of the same date, Wells Fargo Bank provided investment advisory services for approximately $28 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser to the other separately managed series of the Master Trust, funds of Stagecoach Inc. and Stagecoach Funds and to four other registered, open-end, management investment companies each of which consists of several separately managed investment portfolios. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94105.

PROSPECTUS                             18

  Morrison & Foerster, counsel to Stagecoach Funds, Stagecoach Inc. and the Master Trust and special counsel to Wells Fargo Bank, has advised Stagecoach Funds, Stagecoach Inc., the Master Trust and Wells Fargo Bank that Wells Fargo Bank may perform the services contemplated by the Advisory Contracts without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent Wells Fargo Bank from continuing to perform, in whole or in part, such services. If Wells Fargo Bank were prohibited from performing any such services, it is expected that the Board of Directors/Trustees would recommend to the shareholders/interestholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  Wells Fargo Bank is also the Funds' and the Series' custodian and transfer and dividend disbursing agent. In addition, Wells Fargo Bank is a Shareholder Servicing Agent and Selling Agent of the Funds.

SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

  Stephens is the Funds' and the Master Trust's sponsor and administrator, and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.

                             INVESTING IN THE FUNDS

OPENING AN ACCOUNT

  You can buy Fund shares in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations, and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, you may call 800-222-8222.

                                       19                             PROSPECTUS

  After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional applications. A separate application must be processed for each different umbrella account number (even if the registration is the same). Call the number on your confirmation statement to obtain information about what is required to change registration.

  The Companies or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the relevant Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

SHARE PRICE

  The price of a share of each Fund is its net asset value ("NAV"). The NAV of each share of the California Tax-Free Money Market Mutual Fund and the National Tax-Free Money Market Mutual Fund is computed by adding the value of the respective Fund's portfolio investments plus cash and other assets, deducting liabilities and then dividing the result by the number of outstanding shares of such Fund. The National Tax-Free Money Market Mutual Fund's investments in the Series are valued at the NAV of the Series' shares. The Series calculates the NAV of its shares on the same day and at the same time as the National Tax-Free Money Market Mutual Fund. The NAV of a share of each Class of the Money Market Mutual Fund is the value of total net assets attributable to each Class divided by the number of outstanding shares of that Class. The value of the net assets per Class is determined daily by adjusting the net assets per Class at the beginning of the day by the value of each Class's shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day for each Class by attributing to each Class a pro rata share of daily income and common expenses, and by assigning class-specific expenses to each Class as appropriate. As noted above, the Funds seek to maintain a constant $1.00 per share NAV, although there is no assurance that they will be able to do so.

  Shares of a Fund may be purchased on any day such Fund is open (a "Business Day"). Currently, the Money Market Mutual Fund and California Tax-Free Money Market Mutual Fund observe the following holidays: New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each, with respect to such Funds, a "Holiday"), the National Tax-Free Money Market Mutual Fund observes the aforementioned Holidays and also observes Martin Luther King, Jr. Day, Columbus Day and Veterans Day (with respect to such Fund, these days are also "Holidays"). The NAV of each Fund's shares is calculated as of 9:00 a.m. (Pacific time) on any day such Fund is open. The NAV of shares acquired through other means may be calculated at other times. All transaction orders are processed at the NAV next determined after the order is received.

PROSPECTUS                             20

  The Funds' and the Series' NAV are each calculated on the basis of the amortized cost method. This valuation method is based on the receipt of a steady rate of payment from the date of purchase until maturity rather than actual changes in market value. The Boards of Directors of Stagecoach Funds and of Stagecoach Inc., respectively and the Master Trust's Board of Trustees believe that this valuation method accurately reflects fair value.

HOW TO BUY SHARES

  You may buy shares of the Funds on any Business Day by any of the methods described below. After a properly completed Account Application is received and your wire order or check is received, or an account with a bank, which is designated in the Account Application and which is approved by the Transfer Agent (an "Approved Account") is debited, your purchase order will be made effective and full and fractional shares will be purchased at the next determined NAV, which is expected to remain a constant $1.00 per share. If shares are purchased by a check which does not clear, the purchase may be cancelled and the investor may be held responsible for any losses or fees incurred. In addition, the Funds may hold payment on any redemption until reasonably satisfied that investments made by check have been collected (which may take up to 15 days). Stagecoach Inc. and Stagecoach Funds reserve the right to reject any purchase order or suspend sales at any time.

  Generally, the minimum initial investment amount is $2,500. However, the minimum initial investment amount is $100 for investments made through the AutoSaver Plan purchase method (described below) and $250 for investments in Class A Shares of the Money Market Mutual Fund made through any tax-sheltered retirement account for which Wells Fargo Bank serves as custodian or trustee under a prototype trust approved by the IRS (a "Plan Account"). Where shares of the California Tax-Free Money Market Mutual Fund, Class A Shares of the Money Market Mutual Fund or shares of the National Tax-Free Money Market Mutual Fund are purchased in exchange for shares of another fund in the Stagecoach Family of Funds, the minimum initial investment amount applicable to the shares being exchanged carries over. This means, for example, that you can invest $1,000 in shares of the California Tax-Free Money Market Mutual Fund,Class A Shares of the Money Market Mutual Fund or shares of the National Tax-Free Money Market Mutual Fund even though each such Fund ordinarily requires a $2,500 minimum balance, in an exchange from a fund that has a $1,000 minimum balance. In addition, the minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. In addition, the minimum initial purchase amount does not apply to investors who purchase shares of the Funds as customers of a financial institution which has established a cash sweep arrangement with respect to one of the Funds. All subsequent investments must be at least $100. If you have questions regarding purchases of shares, please contact the

                                       21                             PROSPECTUS

Company at 800-222-8222 or contact a Shareholder Servicing Agent or Selling Agent (defined below).

  Shares of the National Tax-Free Money Market Mutual Fund and the California Tax-Free Money Market Mutual Fund may not be suitable investments for tax-exempt institutions or tax-sheltered retirement plans, since such investors would not benefit from the exempt status of the Funds' dividends. See "Federal Income Taxes - Special Tax Considerations" in the SAI for each Fund. In addition, California Tax-Free Money Market Mutual Fund shares are not available in all states.

INITIAL PURCHASES BY WIRE

1. Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($2,500 or more) to:

   Wells Fargo Bank, N.A.
    San Francisco, California
    Bank Routing Number: 121000248
    Wire Purchase Account Number: 4068-000587
    Attention: Stagecoach Funds (Name of Fund) (designate Class A, if applicable)
    Account Name(s): Name(s) in which to be registered
    Account Number: (if investing into an existing account)

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the
    Transfer    Agent before an account can be opened:

    Wells Fargo Bank, N.A.
     Stagecoach Shareholder Services
     P.O. Box 7066
     San Francisco, California 94120-7066
     Telefacsimile: 1-415-543-9538

4. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL

1.  Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $2,500 or more, payable to "Stagecoach Funds (Name of Fund) (designate Class A, if applicable)," to the address set forth in "Initial Purchases by Wire."

PROSPECTUS                             22

3. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

AUTOSAVER PLAN PURCHASES

  The AutoSaver Plan provides you with a convenient way to establish and automatically add to your Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the Transfer Agent on a monthly basis from a designated Approved Bank account. Wells Fargo Bank is an Approved Bank. The Transfer Agent withdraws and uses this amount to purchase shares of the specified Fund on your behalf on or about the fifth Business Day of each month. There are no separate fees charged to you by the Funds for participating in the AutoSaver Plan.

  You may change your investment amount, suspend purchases or terminate your election at any time by notifying the Transfer Agent at least five Business Days prior to any scheduled transaction.

TAX-DEFERRED RETIREMENT PLANS

  You may be entitled to invest in the Money Market Mutual Fund through a Plan Account or other tax-deferred retirement plan. Contact a Shareholder Servicing Agent (such as Wells Fargo Bank) or a Selling Agent for materials describing Plan Accounts available through it, and the benefits, provisions, and fees of such Plan Accounts. The minimum initial investment amount for Class A Shares of the Money Market Mutual Fund acquired through a Plan Account is $250.

  Pursuant to the Code, individuals who are not active participants (and who do not have a spouse who is an active participant) in certain types of retirement plans ("qualified retirement plans") may deduct contributions to an Individual Retirement Account ("IRA"), up to specified limits. Investment earnings in the IRA will be tax-deferred until withdrawn, at which time the individual may be in a lower tax bracket.

  The maximum annual deductible contribution to an IRA for individuals under age 70 1/2 is 100% of includible compensation up to a maximum of (i) $2,000 for single individuals; (ii) $4,000 for a married couple when both spouses earn income; and (iii) $2,250 when one spouse earns, or elects for IRA purposes to be treated as earning, no income (together the "IRA contribution limits").

  The IRA deduction is also available for single individual taxpayers and married couples who are active participants in qualified retirement plans but who have adjusted gross incomes which do not exceed certain specified limits. If their adjusted gross income exceeds these limits, the amount of the deductible contribution may be phased down and eventually eliminated.

                                       23                             PROSPECTUS

  Any individual who works may make nondeductible contributions to an IRA in addition to any deductible contributions. Total aggregate deductible and nondeductible contributions are limited to the IRA contribution limits discussed above. Nondeductible contributions in excess of the applicable IRA contribution limit are "nondeductible excess contributions." In addition, contributions made to an IRA for the year in which an individual attains the age of 70 1/2, or any year thereafter, are also nondeductible excess contributions. Nondeductible excess contributions are subject to a 6% excise tax penalty which is charged each year that the nondeductible excess contribution remains in the IRA.

  An employer also may contribute to an individual's IRA by establishing a Simplified Employee Pension Plan through a Shareholder Servicing Agent or a Selling Agent, known as a SEP-IRA. Participating employers may make an annual contribution in an amount up to the lesser of 15% of earned income or $30,000, subject to certain provisions of the Code. Investment earnings will be tax-deferred until withdrawn.

  The foregoing discussion regarding IRAs is based on the Code and regulations in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for careful tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further federal tax information is contained under the heading "Taxes" in this Prospectus and in the SAI for each Fund.

  A Shareholder Servicing Agent or Selling Agent also may offer other types of tax-deferred or tax-advantaged plans, including a Keogh retirement plan for self-employed professional persons, sole proprietors and partnerships.

  Application materials for opening a tax-deferred retirement plan can be obtained from a Shareholder Servicing Agent or a Selling Agent. Return your completed tax-deferred retirement plan application to your Shareholder Servicing Agent or a Selling Agent for approval and processing. If your tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before a Fund account is opened. You should ask your Shareholder Servicing Agent or Selling Agent about the investment options available to your tax-deferred retirement plan, since some of the funds in the Stagecoach Family of Funds may be unavailable as options. Moreover, certain features described herein, such as the AutoSaver Plan and the Systematic Withdrawal Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan.

ADDITIONAL PURCHASES

  You may make additional purchases of $100 or more by instructing the Funds' Transfer Agent to debit a designated Approved Bank account, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail

PROSPECTUS                             24
with a check payable to "Stagecoach Funds (name of Fund) (designate Class A, if applicable)" to the address set forth in "Initial Purchases by Wire." Write your Fund account number on the check and include the detachable stub from your Statement of Account or a letter providing your Fund account number.

PURCHASES THROUGH SELLING AGENTS

  You may place a purchase order for shares of the Funds through a broker/dealer or financial institution which has entered into a Selling Agreement with Stephens, as the Funds' Distributor ("Selling Agent"), by 9:00 a.m. (Pacific time) on any Business Day, including placing an order for which payment is to be made from your free cash credit balance in a securities account maintained with a Selling Agent. These purchase orders generally will be executed on the same day the order is placed if notice is provided to the Transfer Agent by 9:00 a.m. and federal funds are received by the Transfer Agent before the close of business. If your purchase order is received by a Selling Agent after 9:00 a.m. on any Business Day or federal funds are not received by the Transfer Agent before the close of business, then your purchase order generally will be executed on the next Business Day following the day your order is placed. The Selling Agent is responsible for the prompt transmission of your purchase order to the Funds. A Selling Agent which is a financial institution may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS

  Purchase orders for shares of the Funds may be transmitted to the Transfer Agent through any entity that has entered into a Shareholder Servicing Agreement with the Funds ("Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management and Servicing Fees - Shareholder Servicing Agent."

  The Shareholder Servicing Agent may transmit a purchase order to the Transfer Agent, on your behalf, including a purchase order for which payment is to be transferred from an account with an Approved Bank or wired from a financial institution. If your order is transmitted by the Shareholder Servicing Agent to the Transfer Agent before 9:00 a.m. (Pacific time) and federal funds are received by the Transfer Agent before the close of business, the purchase order generally will be executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the Transfer Agent after 9:00 a.m. or federal funds are not received by the Transfer Agent before the close of business, then your order will be executed on the next Business Day, except that automated investment program purchase orders transmitted through Shareholder Servicing Agents are executed at 1:00 p.m. on each Business Day. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the Transfer Agent. Financial Institutions acting as Shareholder Servicing Agents may be

                                       25                             PROSPECTUS
required to register as dealers pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

STATEMENTS AND REPORTS

  The Funds, or a Shareholder Servicing Agent on their behalf, will typically send you a monthly statement of your account after every month in which there has been a transaction that affects your share balance or your Fund account registration. The Funds do not issue share certificates. A statement with tax information will be mailed to you by January 31 of each year, and also will be filed with the IRS. At least twice a year, you will receive financial statements.

                                   DIVIDENDS

  The Funds intend to declare dividends on a daily basis payable to shareholders of record as of 9:00 a.m. (Pacific time). If your purchase order is received before 9:00 a.m. on any Business Day, you begin earning dividends on that Business Day and continue to earn dividends through the day prior to the date you redeem such shares. If your purchase order for shares is processed at or after 9:00 a.m. on any Business Day, you begin earning dividends on the next Business Day and continue to earn dividends through the day on which you redeem your shares. Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. If you redeem shares before a dividend payment date, any dividends credited to you are paid on the following dividend payment date unless you have redeemed all of the shares in your account, in which case you will receive your accrued dividends together with your redemption proceeds. The Funds will distribute any capital gains at least annually.

  Dividends declared in a month generally are paid on the last Business Day of such month. You have three options for receiving dividends and any capital gain distributions. They are discussed under "Additional Shareholder
Services - Dividend and Distribution Options."

                              HOW TO REDEEM SHARES

  You may redeem all or a portion of your shares in a Fund on any Business Day without any charge by the Funds. Your shares will be redeemed at the next NAV calculated after the Funds have received your redemption request in proper form. Redemption proceeds may be more or less than the amount invested and, therefore, a redemption of shares in a Fund may result in a gain or loss for federal and state income tax purposes. The Funds ordinarily remit your redemption proceeds within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a

PROSPECTUS                             26
period during which an emergency exists as a result of which (a) disposal by the Funds and/or Series of securities owned by them is not reasonably practicable or
(b) it is not reasonably practicable for the Funds and/or Series fairly to determine the value of their net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of the Funds and/or Series. In addition, the Funds may hold payment on your redemption until reasonably satisfied that your investments made by check have been collected (which can take up to 15 days from the purchase date). To ensure acceptance of your redemption request, please follow the procedures described below. Payment of redemption proceeds may be made in securities, subject to regulation by some state securities commissions.

  Due to the high cost of maintaining Fund accounts with small balances, the Funds reserve the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of Fund shares after you have made only the applicable minimum initial investment). You will be given 30 days' notice to make an additional investment to increase your account balance to an amount equal to or greater than the applicable minimum balance. For a discussion of applicable minimum balance requirements, see "Investing in the Funds - How to Buy Shares."

  Redemption orders that are received by the Transfer Agent before 9:00 a.m. (Pacific Time) on any Business Day generally will be executed on that Business Day. Redemption orders that are received after 9:00 a.m. on any Business Day generally will be executed on the next Business Day.

REDEMPTIONS BY TELEPHONE

  Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline such privileges. Telephone redemption privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Companies require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the relevant Company and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Companies nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTIONS BY MAIL

1. Write a letter of instruction. Indicate the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your social security or taxpayer identification number (where applicable).

                                       27                             PROSPECTUS

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than you at your address of record or your designated Approved Bank account, or other unusual circumstances exist which cause the Transfer Agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. Mail your letter to the Transfer Agent at the mailing address set forth under "Investing in the Funds - Initial Purchases by Wire."

  Unless other instructions are given in proper form, a check for your redemption proceeds will be sent to your address of record.

EXPEDITED REDEMPTIONS BY MAIL OR TELEPHONE

  You may request an expedited redemption of Fund shares by letter, in which case your receipt of redemption proceeds, but not the Fund's receipt of your redemption request, would be expedited. Telephone redemption or exchange privileges are made available to you automatically upon the opening of an account unless you specifically decline such privileges. You also may request an expedited redemption of Fund shares by telephone on any Business Day, in which case both your receipt of redemption proceeds and the Fund's receipt of your redemption request would be expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is equal to $100 or more.

  You may request expedited redemption by telephone by calling the Transfer Agent at the telephone number listed on your transaction confirmation or by calling 800-222-8222.

  You may mail your expedited redemption request to the Transfer Agent at the mailing address set forth under "Investing in the Funds - Initial Purchases by Wire."

  Upon request, proceeds of expedited redemptions of $5,000 or more will be wired or credited to an Approved Bank account designated in your Account Application or wired to the Selling Agent designated in your Account Application. The Companies reserve the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of

PROSPECTUS                             28
record, or to an account with an Approved Bank or Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption. If your expedited redemption request is received by the Transfer Agent before 9:00 a.m. (Pacific time) on a Business Day, your redemption proceeds will be transmitted to your designated account with an Approved Bank or Selling Agent on the same Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Such extraordinary circumstances could include those described above as potentially delaying redemptions, and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for proceeds of less than $5,000 will be mailed to your address of record, or, at your election, credited to an Approved Bank account designated in your Account Application.

  During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the Transfer Agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Funds reserve the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

  The Company's Systematic Withdrawal Plan provides you with a convenient way to have Fund shares redeemed from your account and the proceeds distributed to you on a monthly basis. You may participate in this plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, your dividend and capital gain distributions are being reinvested automatically and you are not a participant in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank account designated in the Account Application. The Transfer Agent redeems sufficient shares and mails or deposits your redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Funds for participating in the Systematic Withdrawal Plan.

  You may change your withdrawal amount, suspend withdrawals or terminate your participation in the Systematic Withdrawal Plan at any time by notifying the Transfer Agent at least ten Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan will be terminated automatically if your Fund account is closed or, in some cases, if your Approved Bank account is closed.

                                       29                             PROSPECTUS

REDEMPTIONS THROUGH SELLING AGENTS

  You may request a redemption of Fund shares through your Selling Agent. Redemption orders transmitted by a Selling Agent to the Transfer Agent before 9:00 a.m. (Pacific time) on any Business Day will be executed on that day. Redemption orders transmitted by a Selling Agent to the Transfer Agent after 9:00 a.m. on any Business Day will be executed on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Funds.

  Unless you have made other arrangements with a Selling Agent, and the Transfer Agent has been informed of such arrangements, proceeds of a redemption order made by you through a Selling Agent will be credited to an account with an Approved Bank that you have designated in the Account Application. If no such account is designated, a check for the proceeds will be mailed to your address of record or, if such address is no longer valid, the proceeds will be credited to your account with the Selling Agent. You may request a check from the Selling Agent or may elect to retain the redemption proceeds in such account. The Selling Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

  You may request a redemption of shares of a Fund through your Shareholder Servicing Agent. Any redemption request made by telephone through your Shareholder Servicing Agent must redeem shares with a total value equal to $100 or more. Redemption orders transmitted by a Shareholder Servicing Agent to the Transfer Agent before 9:00 a.m. (Pacific time) will be executed on that day. Redemption orders transmitted by a Shareholder Servicing Agent to the Transfer Agent after 9:00 a.m. will be executed on the next Business Day, except that automated investment program redemption orders transmitted through Shareholder Servicing Agents are executed at 1:00 p.m. on each Business Day. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Funds.

  Unless you have made other arrangements with your Shareholder Servicing Agent, and the Transfer Agent has been informed of such arrangements, proceeds of a redemption order made by you through your Shareholder Servicing Agent will be credited to an account with the Approved Bank that you have designated in the Account Application. If no such account is designated, a check for the proceeds will be mailed to your address of record or, if such address is no longer valid, the proceeds will be credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent.

PROSPECTUS                             30

                        ADDITIONAL SHAREHOLDER SERVICES

  The Companies offer you a number of optional services. As noted above, you can take advantage of the AutoSaver Plan, the Systematic Withdrawal Plan, and Expedited Redemptions by Letter and Telephone. In addition, the Funds offer you three dividend and distribution payment options and an exchange privilege, which are described below.

DIVIDEND AND DISTRIBUTION OPTIONS

  When you fill out your Account Application, you can choose from three dividend and distribution options:

  A. The AUTOMATIC REINVESTMENT OPTION provides for the reinvestment of your dividends and capital gain distributions in additional shares of the same Class of the Fund which paid such dividends or capital gain distributions. Dividends and distributions declared in a month generally are reinvested at NAV on the last Business Day of such month. You are assigned this option automatically if you make no choice on your Account Application.

  B. The AUTOMATIC CLEARING HOUSE OPTION permits you to have dividends and capital gain distributions deposited in your Approved Bank account designated in the Account Application. In the event your Approved Bank account is closed, your distribution will be held in a non-interest-bearing omnibus bank account established by the Funds' dividend disbursing agent on your behalf.

  C. The CHECK PAYMENT OPTION lets you receive a check for all dividends and capital gain distributions, which generally is mailed either to your designated address or your designated Approved Bank shortly following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, your distributions will be held in a non-interest-bearing omnibus bank account established by the Funds' dividend disbursing agent on your behalf.

  The Companies forward moneys to the dividend disbursing agent so that it may issue you dividend checks under the Check Payment Option. The dividend disbursing agent may benefit from the temporary use of such moneys until these checks clear.

EXCHANGE PRIVILEGE

  Wells Fargo Bank advises a variety of other funds, each with its own investment objective and policies. The exchange privilege is a convenient way for you to buy shares in the other funds of the Stagecoach Family of Funds that are registered in your state of residence in order to respond to changes in your investment and savings goals or in market conditions. Before you make an exchange from a Fund into another fund of the Stagecoach Family of Funds, please observe the following:

                                       31                             PROSPECTUS

  - Obtain and carefully read the prospectus of the fund into which you want to exchange. Prospectuses may be obtained by calling 800-222-8222.

  - Shares are exchanged at the next determined NAV.

  - You may exchange shares of the California Tax-Free Money Market Mutual Fund and Class A Shares of the Money Market Mutual Fund for shares of one of the Company's single-class funds, for Class A or Class B Shares of one of the Company's multi-class funds or for Retail Shares of another fund. You may also exchange shares of the California Tax-Free Money Market Mutual Fund for Class A Shares of the Money Market Mutual Fund and vice versa.

  - If you exchange into a fund with a front-end sales charge, you must pay the difference between that fund's sales charge and any sales charge you already have paid in connection with the shares you are exchanging.

  - Each exchange, in effect, represents the redemption of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. A confirmation of each exchange transaction is sent to you.

  - The dollar amount of shares you exchange must meet the minimum initial and/or subsequent investment amounts of the other fund.

  - The Companies reserve the right to limit the number of times shares may be exchanged between funds, to reject any telephone exchange order, to charge a nominal exchange fee (although it currently does not do so) or otherwise to modify or discontinue exchange privileges at any time. Under SEC rules, subject to limited exceptions, each Company must notify you 60 days before it modifies or discontinues the exchange privilege.

  The procedures applicable to Fund share redemptions also apply to Fund share exchanges. In particular, because the only transaction orders that are processed at 1:00 p.m. are those that are received at that time through Shareholder Servicing Agents in connection with automated investment programs, exchange orders received through other means after 9:00 a.m. will be processed on the next day that is a Business Day for both funds involved in the exchange. In addition, a signature guarantee may be required for exchanges between shareholder accounts registered in identical names if the amount being exchanged is more than $25,000.

  To exchange shares, write the Transfer Agent at the mailing address under "Investing in the Funds - Initial Purchases by Wire" or call the Transfer Agent at the telephone number listed on your transaction confirmation, or contact your Shareholder Servicing Agent or Selling Agent. The procedures applicable to telephone redemptions, including the discussion regarding the responsibility for the authenticity of telephone instructions, are also applicable to telephone exchange requests. See "How to Redeem Shares - Expedited Redemptions by Letter and Telephone."

PROSPECTUS                             32

                         MANAGEMENT AND SERVICING FEES

INVESTMENT ADVISER

  Subject to the overall supervision of the Boards of Directors of Stagecoach Funds and Stagecoach Inc. and the Board of Trustees of the Master Trust, Wells Fargo Bank, as the Funds' and the Series' investment adviser, provides investment guidance and policy direction in connection with the management of the Funds' assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Funds' investment strategies and performance. For these services, Wells Fargo Bank is entitled to a monthly investment advisory fee at the annual rate of 0.40% of the average daily net assets of the Money Market Mutual Fund, 0.50% of the average daily net assets of the California Tax-Free Money Market Mutual Fund and 0.30% of the average daily net assets of the Series, of which the National Tax-Free Money Market Mutual Fund bears a pro rata portion. From time to time, Wells Fargo Bank may waive such fees in whole or in part. Any such waiver will reduce expenses of the Funds and the Series and, accordingly, have a favorable impact on the Funds' yields. From time to time, each of the Funds, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. For the year ended December 31, 1994, Wells Fargo Bank was paid 0.40% of the average daily net assets of the Money Market Mutual Fund and 0.49% of the average daily net assets of the California Tax-Free Money Market Mutual Fund for its services as investment adviser.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  Wells Fargo Bank also serves as the Funds' and the Series' custodian and transfer and dividend disbursing agent. Wells Fargo Bank performs the custodial services at its address above. Under its respective Custody Agreement with Wells Fargo Bank, each Fund and the Series may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to each Fund's and/or Series' Custody Agreement. The transfer and dividend disbursing agency activities are performed at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING AGENT

  The Funds have entered into Shareholder Servicing Agreements with Wells Fargo Bank, and may enter into similar agreements with other entities. Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) will, as agent for their customers, among other things: answer customer inquiries regarding account status and history and the manner in which purchases, exchanges and redemptions of Fund shares may be effected; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to

                                       33                             PROSPECTUS
establish and maintain shareholder accounts and records; assist in processing purchase, redemption and exchange transactions; arrange for the wiring of money; transfer money in connection with customer orders to purchase or redeem shares; verify shareholder signatures in connection with redemption and exchange orders and transfers and changes in accounts with Approved Banks; furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases, redemptions and exchanges; furnish, on behalf of each of the Funds, proxy statements, annual reports, updated prospectuses and other communications to shareholders; receive, tabulate and send to the Fund proxies executed by shareholders; and provide such other related services as the Funds or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent receives a fee, which may be paid periodically, determined by a formula based upon the number of accounts serviced by the Shareholder Servicing Agent during the period for which payment is being made, the level of activity in such accounts during such period, and the expenses incurred by the Shareholder Servicing Agent. In no event will such fees, as calculated on an annualized basis for each Fund's then-current fiscal year, exceed the lesser of
(1) 0.30% of the average daily net assets of the California Tax-Free Money Market Mutual Fund, 0.30% of the average daily net assets attributable to the Class A shares of the Money Market Mutual Fund or 0.25% of the average daily net assets of the National Tax-Free Money Market Mutual Fund, as represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or (2) an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Rules of Fair Practice of the NASD ("NASD Rules"). In no event will the portion of such fees that constitutes a "service fee," as that term is used by the NASD, exceed 0.25% of the average net asset value of a Fund or Class of a Fund, as the case may be.

  A Shareholder Servicing Agent may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Funds, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent will be required to agree to disclose any fees it may directly charge its customers who are shareholders of a Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

  Subject to the overall supervision of the governing Board of Directors/Trustees, Stephens provides each Fund and the Series with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund and the Series, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports and general supervision of data compilation in connection with preparing periodic reports. Stephens also furnishes office space and certain facilities to conduct

PROSPECTUS                             34
each Fund's and the Series' business, and compensates the Directors/Trustees, officers and employees who are affiliated with Stephens. For these services, Stephens is entitled to a monthly fee at the annual rate of 0.03% of the Money Market Mutual Fund's and California Tax-Free Money Market Mutual Fund's average daily net assets and 0.05% of the National Tax-Free Money Market Mutual Fund's average daily net assets. From time to time, Stephens may waive its fees charged to a Fund in whole or in part. Any such waivers will reduce a Fund's expenses and, accordingly, have a favorable impact on such Fund's yield.

  Stagecoach Funds and Stagecoach Inc. have each adopted Distribution Plans on behalf of the Class A Shares of the Money Market Mutual Fund and shares of the Tax-Free Funds under the SEC's Rule 12b-1 ("Plans"). The Money Market Mutual Fund, pursuant to the Plan adopted on behalf of the Class A Shares, may defray all or part of the actual cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Class A shareholders by paying on an annual basis up to 0.05% of the average daily net assets attributable to the Class A Shares. Pursuant to the Plan for the California Tax-Free Money Market Mutual Fund, the Fund may defray all or a part of the cost of preparing and printing prospectuses and of delivering prospectuses and those materials to prospective shareholders of the Fund by paying on an annual basis up to 0.05% of the Fund's average daily net assets. Pursuant to the Plan for the National Tax-Free Money Market Mutual Fund, Stephens is entitled to receive as compensation for distribution-related services, a monthly fee at an annual rate of up to 0.05% of the average daily net assets of the Fund.

  Stephens has entered into Distribution Agreements with the Funds and acts as agent for the Funds for the sale of their shares and may enter into selling agreements with other agents ("Selling Agents") that wish to make available shares of the Funds to their respective customers. The Money Market Mutual Fund and California Tax-Free Money Market Mutual Fund may participate in joint distribution activities with any of the other funds of Stagecoach Funds, in which event, expenses reimbursed out of the assets of either Fund may be attributable, in part, to the distribution-related activities of another fund of Stagecoach Funds. The National Tax-Free Money Market Mutual Fund may participate in joint distribution activities with any of the other funds of Stagecoach Inc., in which event, expenses reimbursed out of the assets of the Fund may be attributable, in part, to the distribution-related activities of another fund of Stagecoach Inc. Generally, the expenses attributable to joint distribution activities will be allocated among each Fund and the other funds of the respective Company in proportion to their relative net asset sizes, although each Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable. In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

                                       35                             PROSPECTUS

  In addition, the Plans contemplate that, to the extent any fees payable pursuant to a Shareholder Servicing Agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plans.

  Financial institutions acting as Shareholder Servicing Agents or Selling Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

FUND EXPENSES

  From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and, accordingly, have a favorable impact on such Fund's yield. Except for the expenses borne by Wells Fargo Bank and Stephens, each Company bears all costs of its operations, including advisory, shareholder servicing, transfer agency, custody and administration fees, payments pursuant to any Plans, interest, fees and expenses of independent auditors and legal counsel, and any extraordinary expenses. Expenses attributable to each Fund or Class are charged against the assets of the Fund or Class. General expenses of each Company are allocated among all of the funds of such Company, including the Funds, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as each Company's Board of Directors deems equitable.

                                     TAXES

  By complying with the applicable provisions of the Code, the Money Market Mutual Fund will not be subject to federal income taxes with respect to net investment income and net realized capital gains distributed to its shareholders. Dividends from net investment income (including net short-term capital gains, if any) declared and paid by the Money Market Mutual Fund will be taxable as ordinary income to Fund shareholders. Whether you take dividend payments in cash or have them automatically reinvested in additional shares in the Money Market Mutual Fund, they will be taxable as ordinary income. Generally, dividends and distributions are taxable to shareholders at the time they are paid. However, dividends and distributions declared payable in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that such dividends or distributions are actually paid no later than January 31 of the following year. The Money Market Mutual Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year. The Money Market Mutual Fund does not expect its dividends to qualify for the dividends-received deduction allowed to corporate shareholders.

PROSPECTUS                             36

  By complying with the applicable provisions of the Code, the California Tax-Free Money Market Mutual Fund will not be subject to federal income taxes with respect to net investment income and net realized capital gains distributed to its shareholders, and the Fund's shareholders will not be subject to federal income taxes on any Fund dividends attributable to interest from tax-exempt securities. However, dividends attributable to interest from taxable securities and capital gains (if any) will be taxable to shareholders. In addition, by complying with the applicable provisions of the California Revenue and Taxation Code, Fund dividends also will be exempt from California personal income tax to the extent such dividends are attributable to instruments that pay interest which would be exempt from California personal income taxes were such instruments held directly by an individual.

  Stagecoach Inc. intends to qualify the National Tax-Free Money Market Mutual Fund as a regulated investment company under Subchapter M of the Code. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies generally will be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

  By complying with the applicable provisions of the Code, the National Tax-Free Money Market Mutual Fund will not be subject to federal income taxes with respect to net investment income and net realized capital gains distributed to its shareholders, and the Fund's shareholders will not be subject to federal income taxes on any dividends of the Fund attributable to interest from tax-exempt securities. However, dividends attributable to interest from taxable securities and capital gains (if any) will be taxable to shareholders. In addition, by complying with the applicable provisions of the Code, Fund dividends also will be exempt from personal income tax to the extent such dividends are attributable to instruments that pay interest which would be exempt from personal income taxes if such instruments were held directly by an individual. The Fund does not make any representation regarding the taxation of its corporate shareholders and recommends that such shareholders consult their tax advisors.

  The National Tax-Free Money Market Mutual Fund seeks to comply with the applicable provisions of the Code by investing all of its assets in the Series. The Series intends to qualify for federal tax purposes as a partnership. As such, the Fund will be deemed to own directly its proportionate share of the Master Trust's assets. Therefore, any interest, dividends, gains or losses of the Series will be deemed to have been "passed through" to the Fund and other investors in the Series, regardless of whether such interest, dividends or gains have been distributed by the Series or losses have been realized by the Fund or other investors. Accordingly, if the Series were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends, or gains without receipt of any corresponding distribution. The Series will seek to minimize recognition by investors of interest, dividends or gains without a corresponding distribution.

                                       37                             PROSPECTUS

  The federal alternative minimum tax ("AMT") rules attempt to ensure that at least a minimum amount of tax is paid by corporate and high-income noncorporate taxpayers who obtain significant benefit from certain tax deductions and exemptions. These deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for the purposes of calculating AMT. Among the "tax preference items" and "adjustments" which must be considered when calculating the AMT is tax-exempt interest from private activity bonds issued after August 7, 1986. To the extent that the California Tax-Free Money Market Mutual Fund invests in private activity bonds, shareholders who pay the alternative minimum tax will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their federal AMT. Shareholders will be notified of the tax status of distributions made by the Funds. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the California Tax-Free Money Market Mutual Fund. There are other adjustments that may also affect adjusted current earnings for the purposes of corporate AMT. Shareholders with questions or concerns about AMT should also consult their tax advisors.

  The Funds, or your Shareholder Servicing Agent on their behalf, will inform you of the amount and nature of such Fund dividends and capital gains. You should keep all statements you receive to assist in your personal record keeping. Each Company is required to withhold, subject to certain exemptions, at a rate of 31% on dividends paid or credited to individual shareholders of the Funds, if a shareholder has not complied with IRS regulations or if a correct Taxpayer Identification Number, certified when required, is not on file with the Company or the Transfer Agent. In connection with this withholding requirement, you will be asked to certify on your Account Application that the social security or taxpayer identification number you provide is correct and that you are not subject to 31% back-up withholding for previous underreporting to the IRS.

  Foreign shareholders may be subject to different tax treatment, including a withholding tax. See "Federal Income Taxes - Foreign Shareholders" in the SAIs.

  The foregoing discussion regarding dividends, distributions and taxes is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to state and local taxes.

  Further federal tax considerations are discussed in the SAI for each Fund.

PROSPECTUS                             38

                             PROSPECTUS APPENDIX --
                         ADDITIONAL INVESTMENT POLICIES

FUND AND SERIES INVESTMENTS

  Money Market Mutual Fund

  The Money Market Mutual Fund may invest in the following:

  (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S. Government obligations") (discussed below);

  (ii) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other short-term obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC ("bank instruments");

  (iii) commercial paper rated at the date of purchase P-1 by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Corporation ("S&P") ("rated commercial paper");

  (iv) commercial paper unrated at the date of purchase but secured by a letter of credit from a U.S. bank that meets the above criteria for investment;

  (v) certain floating- and variable-rate instruments ("variable-rate instruments") (discussed below);

  (vi) certain repurchase agreements ("repurchase agreements") (discussed below); and

  (vii) short-term, U.S. dollar-denominated obligations of U.S. branches of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets ("foreign bank obligations") (discussed below).

        California Tax-Free Money Market Mutual Fund

        The California Tax-Free Money Market Mutual Fund may invest in the following municipal obligations with remaining maturities not exceeding thirteen months:

  (i) long-term municipal bonds rated at the date of purchase "MIG 1" or "MIG 2" or, if no medium- or short-term rating is available, "Aa" or better by Moody's or "AA" or better by S&P;

                                      A-1                             PROSPECTUS

  (ii) medium-term municipal notes rated at the date of purchase "MIG 1" or "MIG 2" (or "VMIG 1" or "VMIG 2" in the case of an issue having a variable rate with a demand feature) by Moody's or "SP-1+" or "SP-1" by S&P; and

  (iii) short-term municipal commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+" or "A-1+" by S&P.

  Pending the investment of proceeds from the sale of Fund shares or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of market conditions, the California Tax-Free Money Market Mutual Fund may elect to invest temporarily up to 20% of the current value of its total assets in cash reserves or the following taxable high-quality money market instruments:

  (i)   U.S. Government obligations;

  (ii)  bank instruments;

  (iii) rated commercial paper;

  (iv)  repurchase agreements;

  (v)   foreign bank obligations; and

  (vi) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

  Moreover, the California Tax-Free Money Market Mutual Fund may invest temporarily more than 20% of its total assets in such securities and in high-quality, short-term municipal obligations the interest on which is not exempt from federal income taxes to maintain a temporary defensive posture or in an effort to improve after-tax yield to the California Tax-Free Money Market Mutual Fund's shareholders when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of unusual market conditions.

  National Tax-Free Money Market Mutual Fund and
  Tax-Free Money Market Master Series

  The National Tax-Free Money Market Mutual Fund invests all its assets in shares of the Series of the Master Trust. As a result, the performance of the Fund corresponds to the investment experience of the Series. The Series may invest in the following:

  (i)   certain municipal obligations (discussed below):

  (ii)  certain U.S. Government obligations (discussed below);

  (iii) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the

PROSPECTUS                            A-2

        Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC:

  (iv) commercial paper rated at the date of purchase P-1 by Moody's or "A-1+" or "A-1" by S&P;

  (v)   certain floating- and variable-rate instruments (discussed below);

  (vi)  certain repurchase agreements (discussed below); and

  (vii) short-term U.S. dollar denominated obligations of foreign branches of U.S. banks or U.S. branches of foreign banks (discussed below).

  The following describes certain instruments in which the Funds and the Series may invest.

  Municipal Obligations

  Subject to the maturity and other restrictions of Rule 2a-7, the Funds and the Series may invest in municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. From time to time, the California Tax-Free Money Market Mutual Fund and the Series may each invest 25% or more of the current value of its total assets in certain "private activity bonds," such as pollution control bonds; provided, however, that such investments will be made only to the extent they are consistent with the Fund's fundamental policy of investing, under normal circumstances, at least 80% of its net assets in municipal obligations that are exempt from federal income taxes and not subject to the federal alternative minimum tax.

  For a further discussion of factors affecting purchases of municipal obligations by the California Tax-Free Money Market Mutual Fund, see "Special Considerations Affecting California Municipal Obligations" in the SAI.

  U.S. Government Obligations

  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of

                                      A-3                             PROSPECTUS
agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Other Investment Companies

  The Funds and the Series may invest in shares of other investment companies. The California Tax-Free Money Market Mutual Fund and the Series may invest in shares of other open-end investment companies that invest exclusively in high-quality short-term securities, provided however, that any such company has a fundamental policy of investing, under normal circumstances, at least 80% of its net assets in obligations that are exempt from federal income taxes and not subject to the federal alternative minimum tax. Such investment companies can be expected to charge management fees and other operating expenses that would be in addition to those charged to the Funds or the Series; however, Wells Fargo Bank has undertaken to waive its advisory fees with respect to that portion of the Funds' or the Series' assets so invested. In no event may the Funds or the Series, together with any company or companies controlled by a Fund or the Series, own more than 3% of the total outstanding voting stock of any such investment company, nor may a Fund or the Series, together with any such company or companies, invest more than 5% of its assets in any one such investment company or invest more than 10% of its assets in securities of all such investment companies combined.

  Floating- and Variable-Rate Instruments

  Certain of the debt instruments that the Funds may purchase bear interest at rates that are not fixed, but vary for example, with changes in specified market rates or indices or at specified intervals. These instruments typically have maturities of thirteen months or more, but may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The Funds and the Series may, in accordance with SEC rules, account for these instruments as maturing at the next interest rate readjustment date or the date at which the respective Fund or the Series may tender the

PROSPECTUS                            A-4
instrument back to the issuer, whichever is later. The floating- and variable-rate instruments that the Funds and the Series may purchase include certificates of participation in such obligations. With regard to the California Tax-Free Money Market Mutual Fund and the Series, Wells Fargo Bank, as investment adviser, may rely upon either an opinion of counsel or an IRS ruling regarding the tax-exempt status of these certificates. The Funds and the Series may invest in floating- and variable-rate obligations even if they carry stated maturities in excess of thirteen months, upon compliance with certain conditions of the SEC, in which case such obligations will be treated in accordance with these conditions as having maturities not exceeding thirteen months.

  Wells Fargo Bank, as investment adviser to the Funds and the Series, monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events affecting the ability of the issuer of a demand instrument to make payment when due may occur between the time a Fund or the Series elects to demand payment and the time payment is due, thereby affecting such Fund's ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days may be treated as liquid, provided that an active secondary market exists.

  Repurchase Agreements

  The Funds and the Series may enter into repurchase agreements wherein the seller of a security to a Fund or the Series agrees to repurchase that security from such Fund or the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Funds and the Series may enter into repurchase agreements only with respect to U.S. Government obligations and other obligations that could otherwise be purchased by the participating Fund. All repurchase agreements will be fully collateralized based on values that are marked to market daily. While the maturities of the underlying securities in a repurchase agreement transaction may be greater than thirteen months, the term of any repurchase agreement on behalf of a Fund or the Series will always be less than thirteen months. If the seller defaults and the value of the underlying securities has declined, the participating Fund or the Series, as the case may be, may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the security by the participating Fund or the Series may be delayed or limited. The Funds and the Series will enter into repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Boards of Directors of the Funds or Board of Trustees of the Master Trust and that are not affiliated with Wells Fargo Bank. The Funds and the Series may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

                                      A-5                             PROSPECTUS

  Letters of Credit

  Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Money Market Mutual Fund and California Tax-Free Money Market Mutual Fund are permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted investments of such Fund.

  Foreign Obligations

  Each Fund and the Series may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

  Taxable Investments

  Pending the investment of proceeds from the sale of shares of the Series or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of market conditions, the Series may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves including the following taxable high-quality money market instruments: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+" or "A-1" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

PROSPECTUS                            A-6

  Moreover, the Series may invest temporarily more than 20% of its total assets in such securities and in high-quality, short-term municipal obligations the interest on which is not exempt from federal income taxes to maintain a temporary defensive posture or in an effort to improve after-tax yield to the Series' interestholders when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of unusual market conditions.

INVESTMENT POLICIES

  Each Fund's investment objective, as set forth in the "How the Funds Work -- Investment Objectives and Policies" section, is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of such Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the relevant Company's Board of Directors determines, however, that a Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, such Company's Board may make such a change without shareholder approval and will disclose any such material changes in the then-current prospectus.

  As matters of fundamental policy, the Money Market Mutual Fund and California Tax-Free Money Market Mutual Fund may: (i) borrow from banks up to 10% of the current value of each of their net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of each of their net assets (but investments may not be purchased by a Fund while any such outstanding borrowing in excess of 5% of its net assets exists); (ii) not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering; and (iii) not invest more than 25% of their assets (i.e. , concentrate) in any particular industry, excluding, (a) investments in municipal securities by the California Tax-Free Money Market Mutual Fund (for the purpose of this restriction, private activity bonds shall not be deemed municipal securities if the payments of principal and interest on such bonds is the ultimate responsibility of nongovernmental users), (b) U.S. Government obligations, and (c) obligations of domestic banks (for purposes of this restriction, domestic bank obligations do not include obligations of foreign branches of U.S. banks and obligations of U.S. branches of foreign banks).

  As matters of nonfundamental policy: (i) the Money Market Mutual Fund may not purchase securities of any issuer (except for U.S. Government obligations, for certain temporary purposes and for certain guarantees and unconditional puts) if as a result more than 5% of the value of the Money Market Mutual Fund's total assets would be invested in the securities of such issuer or the Money Market Mutual Fund would own

                                      A-7                             PROSPECTUS
more than 10% of the outstanding voting securities of such issuer; (ii) the Money Market Mutual Fund may not invest more than 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days; and (iii) the California Tax-Free Money Market Mutual Fund may not invest more than 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, illiquid securities and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days. With respect to item
(i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer.

  For purposes of complying with the Code, the California Tax-Free Money Market Mutual Fund will diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the California Tax-Free Money Market Mutual Fund's assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the California Tax-Free Money Market Mutual Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

  In addition, at least 65% of the California Tax-Free Money Market Mutual Fund's total assets are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from California personal income taxes. However, as a matter of general operating policy, the California Tax-Free Money Market Mutual Fund seeks to have substantially all of its assets invested in such municipal obligations.

  As matters of fundamental policy the National Tax-Free Money Market Mutual Fund and the Series may: (i) borrow from banks up to 10% of the current value of each of their net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of their respective net assets (but investments by the Series may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists); (ii) not make loans, except that each of the Fund and the Master Series may purchase or hold debt instruments, lend its portfolio securities and enter into repurchase agreement transactions in accordance with its investment policies; loans for purposes of this restriction will not include the Fund's purchase of interests in the Master Series; and (iii) not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's or Series' investments in that industry would be 25% or more of the current value of the Fund's or Series' total assets, provided that there is no limitation with

PROSPECTUS                            A-8
respect to investments in (a) municipal securities (for the purposes of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds and notes is the ultimate responsibility of non-governmental entities), (b) U.S. Government obligations, and (c) certain obligations of domestic banks; and (iv) not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Series' total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Series' ownership would be more than 10% of the outstanding voting securities of such issuer.

  As matters of non-fundamental policy the National Tax-Free Money Market Mutual Fund and the Series may each: (i) invest up to 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or the existence of legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days; and (ii) invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, and restricted securities (which include securities that must be registered under the Securities Act of 1933 before they may be offered to the public).

                                      A-9                             PROSPECTUS

                       THIS PAGE INTENTIONALLY LEFT BLANK

SPONSOR, DISTRIBUTOR AND ADMINISTRATOR

Stephens Inc.
111 Center Street
Little Rock, Arkansas 72201

INVESTMENT ADVISER, TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN

Wells Fargo Bank, N.A.
P.O. Box 7066
San Francisco, California 94120-7066

LEGAL COUNSEL

Morrison & Foerster
2000 Pennsylvania Avenue, N.W.
Washington, D.C. 20006

For more information about the Funds, simply call 1-800-222-8222, or write:

Stagecoach Funds, Inc.
c/o Stagecoach Shareholder Services
Wells Fargo Bank, N.A.
P.O. Box 7066
San Francisco, California 94120-7066

 STAGECOACH FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT guaranteed by Wells Fargo Bank
  - are NOT deposits or obligations of the Bank
  - involve investment risk, including possible loss of
  principal                                                               LOGO
  Money Market Mutual Funds seek to maintain a stable net
   asset value of $1.00 per share; however, there can be no
   assurance that the funds will meet this objective.

LOGO                                                              SC 1023 (8/95)
Printed on Recycled Paper

LOGO
P.O. Box 7066
San Francisco, CA 94120-7066

 STAGECOACH FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT guaranteed by Wells Fargo Bank
  - are NOT deposits or obligations of the Bank
  - involve investment risk, including possible loss of
  principal                                                               LOGO
  Money Market Mutual Funds seek to maintain a stable net
   asset value of $1.00 per share; however, there can be no
   assurance that the funds will meet this objective.

LOGO                                                                     SC-1023
Printed on Recycled Paper                                                 (8/95)

                             STAGECOACH FUNDS, INC.

                        SUPPLEMENT DATED JANUARY 2, 1996
           TO THE CURRENT PROSPECTUS, AS PREVIOUSLY SUPPLEMENTED, AND
              STATEMENT OF ADDITIONAL INFORMATION OF EACH FUND OF
                             STAGECOACH FUNDS, INC.

     As of January 1, 1996, Wells Fargo Bank, N.A. provides investment advisory services for approximately $33 billion of assets.

     Each Fund's current Prospectus, as supplemented, and Statement of Additional Information are hereby amended accordingly.

                                      LOGO

                   MONEY MARKET MUTUAL FUND -- CLASS A SHARES
                  CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND
                   NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND

     Stagecoach Funds, Inc. ("Stagecoach Funds") and Stagecoach Inc. are open-end investment companies consisting of several separate funds, each with different investment objectives and policies. This Prospectus contains information about three such funds, the MONEY MARKET MUTUAL FUND and the CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND of Stagecoach Funds and the NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND of Stagecoach Inc. (each, a "Fund" and, collectively, the "Funds"). This Prospectus is intended exclusively for persons investing in one of the funds through any of the following accounts with Wells Fargo Bank, N.A. ("Wells Fargo Bank"): a Money Market Checking Account, California Tax-Free Money Market Checking Account, National Tax-Free Money Market Checking Account (each, a "Checking Account"), Money Market Access Account, California Tax-Free Money Market Access Account or National Tax-Free Money Market Access Account (each, an "Access Account," together with the Checking Accounts, the "Accounts").

     AN INVESTMENT IN THE FUNDS, THROUGH AN ACCOUNT OR OTHERWISE, AND/OR THE SERIES (AS DEFINED BELOW) IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. THERE IS NO ASSURANCE THAT THE FUNDS OR THE SERIES WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.

     Please read this Prospectus before investing and retain it for future reference. It sets forth concisely the information about the Funds and the Series that you should know before investing. Statements of Additional Information ("SAIs"), dated May 1, 1995, for the Money Market Mutual Fund and California Tax-Free Money Market Mutual Fund, and dated July 19, 1995, for the National Tax-Free Money Market Mutual Fund, as amended from time to time, have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference. The SAI for each Fund is available free of charge by writing to Stagecoach Shareholder Services at the address set forth in the Prospectus under "Investing in the Funds -- Opening an Account" or by calling 800-222-8222.

     THE NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS ASSETS IN THE TAX-FREE MONEY MARKET MASTER SERIES ("SERIES") OF MANAGED SERIES INVESTMENT TRUST (THE "TRUST"), A PROFESSIONALLY MANAGED OPEN-END INVESTMENT COMPANY, WHICH HAS AN IDENTICAL INVESTMENT OBJECTIVE. The National Tax-Free Money Market Mutual Fund and the Series seek to obtain a high level of income exempt
                             ---------------------
 FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR
    GUARANTEED BY, WELLS FARGO BANK OR ANY OF ITS AFFILIATES. SUCH SHARES
      ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL
       DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY
              OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND
               INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS
                                OF PRINCIPAL.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER
        REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED
            UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
                 REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                   OFFENSE.

                         PROSPECTUS DATED JULY 19, 1995
from federal income taxes, while preserving capital and liquidity. The Series seeks to achieve its investment objective by investing in high-quality, U.S. dollar-denominated money market instruments, primarily municipal obligations, with remaining maturities not exceeding thirteen months.

     The MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term securities. This Prospectus describes only the Class A Shares of the Money Market Mutual Fund. The Money Market Mutual Fund offers another class of shares -- Class S Shares. Class S Shares are available only to qualified business investors who invest in the Money Market Mutual Fund through certain non-interest bearing transaction accounts with Wells Fargo Bank.

     The CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND seeks to obtain a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital and liquidity, by investing in high-quality, U.S. dollar-denominated money market instruments, primarily municipal obligations.

     Each of the Accounts combines a non-interest bearing Wells Fargo Bank deposit account with a daily sweep of balances to or from a designated Fund. Persons investing through an Account also receive a disclosure statement (the "Disclosure Statement") describing the various features and operations of the Accounts. The Disclosure Statement should be reviewed in conjunction with this Prospectus.

     You may also invest directly in the Funds. Information regarding direct investments in the Funds, including a separate prospectus that describes how to invest directly in a Fund, may be obtained by calling 800-222-8222. In this prospectus, Stagecoach Funds and Stagecoach Inc. are sometimes referred to collectively as "Stagecoach" and individually as a "Company."

WELLS FARGO BANK IS THE INVESTMENT ADVISER TO THE FUNDS AND THE SERIES AND
   PROVIDES CERTAIN OTHER SERVICES TO THE FUNDS AND THE SERIES FOR WHICH
      IT IS COMPENSATED, STEPHENS INC., WHICH IS NOT AFFILIATED WITH
        WELLS FARGO BANK, IS THE SPONSOR AND ADMINISTRATOR FOR THE
           FUNDS AND THE TRUST AND SERVES AS DISTRIBUTOR FOR THE
              FUNDS AND AS PLACEMENT AGENT FOR THE SERIES.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Prospectus Summary....................................................................   ii
Summary of Fund Expenses..............................................................    v
Financial Highlights..................................................................   ix
How the Funds Work....................................................................    1
  Risk Factors........................................................................    4
The Funds, the Trust and Management...................................................    7
Investing in the Funds................................................................    9
Dividends.............................................................................   11
How To Redeem Shares..................................................................   12
Additional Shareholder Services.......................................................   12
Management and Servicing Fees.........................................................   12
Taxes.................................................................................   16
Prospectus Appendix -- Additional Investment Policies.................................  A-1

                               PROSPECTUS SUMMARY

     This Prospectus is intended exclusively for use by persons investing in the Funds through an Account with Wells Fargo Bank. Each Account combines a non-interest bearing Wells Fargo Bank deposit account (the "Transaction Account") with a daily sweep of Transaction Account balances to or from a designated Fund. The following provides you with summary information about each of the Funds. For more information, please refer specifically to the identified Prospectus sections and generally to the Prospectus and SAI for each Fund.

Q.    WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

A. THE MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term securities. In pursuing this objective, the Fund invests in securities with remaining maturities not exceeding thirteen months, as determined in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). These securities include obligations of the U.S. Government, its agencies and instrumentalities, high-quality debt obligations such as corporate debt, certain obligations of U.S. banks and certain repurchase agreements.

      The CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital and liquidity, by investing in high-quality, U.S. dollar-denominated money market instruments, primarily municipal obligations with remaining maturities not exceeding thirteen months, as determined in accordance with Rule 2a-7 under the 1940 Act. Under normal market conditions, substantially all of the Fund's assets will be invested in California municipal obligations that are exempt from federal income taxes and California personal income taxes. Certain risks may arise from the Fund's concentration in investments in California municipal obligations.

      The NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income exempt from federal income taxes, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing all of its assets in the Tax-Free Money Market Master Series of the Trust, which has the same investment objective as the Fund. The Series seeks to achieve this investment objective by investing in high-quality, U.S. dollar-denominated money market instruments, primarily municipal obligations, with remaining maturities not exceeding thirteen months.

      Each Fund and the Series seeks to maintain a net asset value of $1.00 per share; however, there is no assurance that this will be achieved. See "How the Funds Work -- Investment Objectives and Policies" and "Prospectus Appendix -- Additional Investment Policies."

Q.    WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as the investment adviser to the Money Market Mutual Fund, the California Tax-Free Money Market Mutual Fund and the Series, manages your investments. A separate investment adviser has not been retained for the National Tax-Free Money Market Mutual

      Fund because this Fund invests all of its assets in the Series. Wells Fargo Bank also provides the Funds and the Series with transfer agency, dividend disbursing agency and custodial services. In addition, Wells Fargo Bank is a Shareholder Servicing Agent and a Selling Agent (as defined below) of the Funds. See "The Funds, the Trust and Management" and "Management and Servicing Fees."

Q.    HOW DO I INVEST?

A. This Prospectus is designed only for persons who are investing in a Fund through an Account with Wells Fargo Bank. Wells Fargo Bank computes the net amount of deposits to and withdrawals from your Transaction Account (the "Net Sweep Amount") on any day Wells Fargo Bank is open for business. If deposits exceed withdrawals from your Transaction Account, Wells Fargo Bank transmits a purchase order on your behalf to the appropriate Fund in an amount equal to the dollar value of the Net Sweep Amount. Shares of the California Tax-Free Money Market Mutual Fund and National Tax-Free Money Market Mutual Fund (the "Tax-Free Funds") may not be suitable investments for tax-exempt institutions or tax-exempt retirement plans, since such investors would not benefit from the exempt status of such Funds' dividends. In addition, the Funds do not make any representations regarding the taxation of their corporate shareholders. The information in this Prospectus should be read in conjunction with the Disclosure Statement. See "Investing in the Funds." You also may invest directly in the Funds. For more details, including a separate prospectus that describes how to invest directly in a Fund, contact Stephens Inc. ("Stephens") (the Funds' sponsor and distributor) or a Shareholder Servicing Agent or Selling Agent (such as Wells Fargo Bank).

Q.    HOW WILL I RECEIVE DIVIDENDS AND ANY CAPITAL GAINS?

A. Dividends from net investment income of the Funds are declared daily and are paid monthly to your Account through automatic reinvestment in the Funds. Any capital gains are distributed at least annually in a similar manner. Various dividend and distribution options, such as the option to direct the payment of proceeds from dividends and distributions to another account, are not available to persons investing in the Funds through an Account. See "Dividends" and "Additional Shareholder Services."

Q.    HOW MAY I REDEEM SHARES?

A. If, on any day Wells Fargo Bank is open for business, withdrawals from your Account exceed deposits, Wells Fargo Bank transmits a redemption order on your behalf to the appropriate Fund in the dollar amount of that day's Net Sweep Amount. If your Account with Wells Fargo Bank is closed as described in the applicable Disclosure Statement, Wells Fargo Bank transmits a redemption request on your behalf to the appropriate Fund for the balance of your Fund shares held through such Account. See "How To Redeem Shares."

Q.    WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
      INVESTMENT?

A. Investments in the Funds and the Series are not insured against loss of principal. Although the Funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. Deposits to the Accounts are eligible for federal deposit insurance only for the brief period they are in the Transaction Account prior to being swept into a Fund. The Funds' shares are not insured or guaranteed by the U.S. Government. Since the California Tax-Free Money Market Mutual Fund will invest primarily in securities issued by California, its agencies and municipalities, events in California are more likely to affect this Fund's investments. Also, the California Tax-Free Money Market Mutual Fund is nondiversified, which means that its assets may be invested among fewer issuers and therefore the value of its assets may be subject to greater impact by events affecting one of its investments. You should be prepared to accept some risk with the money you invest in the Funds. As with all mutual funds, there can be no assurance that the Funds will achieve their investment objectives. See "How The Funds Work -- Risk Factors" and "Prospectus Appendix -- Additional Investment Policies."

                            SUMMARY OF FUND EXPENSES

     The purpose of this summary is to help you understand the various costs and expenses you will bear directly or indirectly as a shareholder of the Funds. As shown below, you are not charged sales charges, redemption fees, or exchange fees. You should consider this expense information together with the important information in this Prospectus, including the Funds' investment objectives and policies.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                      MONEY MARKET       CALIFORNIA         NATIONAL
                                                       MUTUAL FUND        TAX-FREE          TAX-FREE
                                                        (CLASS A        MONEY MARKET      MONEY MARKET
                                                         SHARES)         MUTUAL FUND       MUTUAL FUND
                                                     ---------------   ---------------   ---------------
Maximum Sales Charge Imposed on Purchases (as a
    percentage of offering price)..................       None              None              None
Sales Charge Imposed on Reinvested Dividends.......       None              None              None
Sales Charge Imposed on Redemptions(1).............       None              None              None
Exchange Fees......................................       None              None              None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                            NATIONAL
                                                      MONEY MARKET       CALIFORNIA         TAX-FREE
                                                       MUTUAL FUND        TAX-FREE        MONEY MARKET
                                                        (CLASS A        MONEY MARKET     MUTUAL FUND(2)
                                                         SHARES)         MUTUAL FUND
                                                     ---------------   ---------------   ---------------
Management Fee.....................................            0.40%             0.50%             0.30%
Rule 12b-1 Fee(3)..................................            0.02%             0.03%             0.05%
Total Other Expenses(3)
    Shareholder Servicing Fee(3)...................  0.28%             0.04%             0.00%
    Administrative Fee.............................  0.03%             0.03%             0.05%
    Other Expenses(3)..............................  0.02%             0.05%             0.10%
                                                     -----             -----             -----
                                                               0.33%             0.12%             0.15%
                                                               -----             -----             -----
TOTAL FUND OPERATING
    EXPENSES(3)(4).................................            0.75%             0.65%             0.50%

---------------

  (1) The Company reserves the right to impose a charge for wiring redemption proceeds.
  (2) Other mutual funds may invest in the Tax-Free Money Market Master Series and such other funds'
      expenses and, correspondingly, investment returns may differ from those of the National Tax-Free
      Money Market Mutual Fund.
  (3) After any waivers or reimbursements.
  (4) Additional fees charged by Wells Fargo Bank related to the Accounts are not included in this table. See Account Fees and Charges.

                              EXAMPLE OF EXPENSES

                                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
You would pay the following expenses on a $1,000 investment in a
Fund, assuming (A) a 5% annual return and (B) redemption at the end of each time period indicated:
    Money Market Mutual Fund (Class A Shares).....................   $8       $24       $42       $ 93
    California Tax-Free Money Market Mutual Fund..................   $7       $21       $36       $ 81
    National Tax-Free Money Market Mutual Fund....................   $5       $16       N/A        N/A

                          ACCOUNT FEES AND CHARGES(1)

                                              CALIFORNIA    NATIONAL                 CALIFORNIA    NATIONAL
                                               TAX-FREE     TAX-FREE                  TAX-FREE     TAX-FREE
                                MONEY MARKET MONEY MARKET MONEY MARKET MONEY MARKET MONEY MARKET MONEY MARKET
                                  CHECKING     CHECKING     CHECKING      ACCESS       ACCESS       ACCESS
                                  ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT
                                ------------ ------------ ------------ ------------ ------------ ------------
Monthly Account Fee............ $ 5.00(2)    $ 5.00(2)    $ 5.00(2)        None         None         None
Transaction Fees(3)
    Per Check Written..........     None         None         None     $ 3.00(4)    $ 3.00(4)    $ 3.00(4)
    Per Check Deposited........     None         None         None         None         None         None
    Per Cash Deposit...........     None         None         None         None         None         None
Miscellaneous Fees............. Variable(5)  Variable(5)  Variable(5)  Variable(5)  Variable(5)  Variable(5)
Minimum Opening Balance........     None         None         None     $  2,500     $  2,500     $  2,500

---------------

(1) You may purchase or redeem Fund shares directly without opening an Account and without incurring the fees and charges for, or deriving the benefits of, the Account Services described above. Information regarding direct investment in the Funds, including a separate prospectus that describes how to invest directly in a Fund, may be obtained by calling 800-222-8222.

(2) Fee is waived for qualifying accounts with balances in excess of $75,000 as further described in the Disclosure Statement.

(3) A Transaction Fee is charged to an Account whenever one of the listed transactions occurs.

(4) Accounts are each charged $3.00 per check if more than three checks are posted during a statement period.

(5) Various miscellaneous fees may be charged to an Account on a per transaction, per statement or other basis as described in "Miscellaneous Fees and Charges" and "Using Your Money Market Checking or Money Market Access Accounts" and elsewhere in the Disclosure Statement.

                             EXPLANATION OF TABLES

     SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. There are no Shareholder Transaction Expenses for these Funds. However, the Company reserves the right to impose a charge for wiring redemption proceeds.

     ANNUAL FUND OPERATING EXPENSES for the Class A Shares of the Money Market Mutual Fund and shares of the California Tax-Free Money Market Mutual Fund are based on amounts incurred during the most recent fiscal year, restated to reflect voluntary fee waivers and expense reimbursements that are expected to continue during the current fiscal year. Annual Fund Operating Expenses for the National Tax-Free Money Market Mutual Fund summarize expenses charged at the Trust level as well as expenses charged at the Company level. The amounts shown above for the National Tax-Free Money Market Mutual Fund under "Master Series Management Fee," "Rule 12b-1 Fee" and "Administrative Fee" reflect contract amounts; the amounts shown under "Shareholder Servicing Fee," "Other Expenses," "Total Other Expenses" and "Total Fund Operating Expenses" reflect certain anticipated voluntary fee waivers and expense reimbursements for the current fiscal year. Wells Fargo Bank and Stephens each has agreed to waive or reimburse all or a portion of its respective fees if certain Fund expenses exceed limits set by state securities laws or regulations. In addition, Wells Fargo Bank and Stephens each, at its sole discretion, may waive or reimburse all or a portion of its respective fees charged to, or expenses paid by, a Fund or the Series. Any waivers or reimbursements would reduce the total expenses of the Funds or Series. There can be no assurance that such waivers or reimbursements would continue. Absent waivers and reimbursements, the percentages shown above under "Rule 12b-1 Fees," "Total Other Expenses" and "Total Fund Operating Expenses" would be 0.05%, 0.44% and 0.89%, respectively, for the Class A Shares of the Money Market Mutual Fund and 0.05%, 0.53% and 1.08%, respectively, for the California Tax-Free Money Market Mutual Fund. Absent waivers and reimbursements, "Shareholder Servicing Fee," "Other Expenses," "Total Other Expenses" and "Total Fund Operating Expenses" would be 0.25%, 0.30%, 0.60% and 0.95%, respectively, for the National Tax-Free Money Market Mutual Fund. Long-term shareholders in the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers ("NASD"). For more complete descriptions of the various costs and expenses you can expect to incur as an investor in each Fund, please see the Prospectus section captioned "Management and Servicing Fees."

     EXAMPLE OF EXPENSES is a hypothetical example which illustrates the expenses associated with a $1,000 investment over the periods shown, based on the expenses in the table above and an assumed annual rate of return of 5%. This rate of return should not be considered an indication of actual or expected performance of a Fund. In addition, the example should not be considered a representation of past or future expenses and actual expenses may be greater or lesser than those shown. If current fee waivers and/or reimbursements are discontinued, the amounts contained in the "Example of Expenses" may increase.

     With regard to the combined fees and expenses of the National Tax-Free Money Market Mutual Fund and Series, the Board of Directors of Stagecoach Inc. has considered whether various costs and benefits of investing all the Fund's assets in the Series would be more or less than if the Fund invested in portfolio securities directly, and believes that the Fund should achieve economic efficiencies by investing in the Series. Additionally, the Board of Directors believes that the aggregate fees assessed by this Fund and the Series should be less than those expenses that the Directors believe would be incurred had the Fund invested directly in the securities held by the Series. See the Prospectus sections captioned "The Funds, the Trust and Management" and "Management and Servicing Fees" for more complete descriptions of the various costs and expenses applicable to investors in this Fund. In addition, if this Fund was to change its fundamental investment strategy and no longer invest in the Series of the Trust, these expenses may change.

   ACCOUNT FEES AND CHARGES are charges you pay to Wells Fargo Bank for banking services offered to you as an Account holder. The fees and charges applicable to each Account are discussed below. Wells Fargo Bank currently charges a monthly account fee for each of the Checking Accounts. This fee may be waived for certain accounts meeting specified requirements as set forth in the applicable Disclosure Statement. Wells Fargo Bank may, in certain cases, charge a check writing fee for the Access Accounts. In addition, each Account is subject to various other fees and charges which may be assessed on a monthly or other periodic basis, or on a per transaction, per statement or other basis. For additional information with respect to Account fees and charges, including a description of the services available to Accountholders, you should refer to the applicable consumer Disclosure Statement, particularly the sections captioned "Miscellaneous Fees and Charges" and "Using Your Money Market Checking or Money Market Access Accounts." This Prospectus is intended exclusively for use by persons investing in a Fund through an Account. Wells Fargo Bank may, in the future, permit investors to acquire shares of the Funds through additional accounts not described in this Prospectus. Investors desiring to invest directly in a Fund should obtain a separate prospectus by calling 800-222-8222.

                              FINANCIAL HIGHLIGHTS

     The following information relating to the Class A Shares of the Money Market Mutual Fund and the shares of the California Tax-Free Money Market Mutual Fund has been derived from the Financial Highlights in such Funds' 1994 annual financial statements. The financial statements are incorporated by reference into the SAI for each such Fund and have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated February 17, 1995 also is incorporated by reference in the SAI. This information should be read in conjunction with the 1994 annual financial statements for these Funds and the notes thereto. The SAI for each of the Funds has been incorporated by reference into this Prospectus. Financial information is not provided in connection with the National Tax-Free Money Market Mutual Fund because the Fund had not begun operations during the periods presented.

                            MONEY MARKET MUTUAL FUND
                        FOR A CLASS A SHARE OUTSTANDING

                                                        YEAR ENDED        YEAR ENDED       PERIOD ENDED*
                                                       DEC. 31, 1994     DEC. 31, 1993     DEC. 31, 1992
Net Asset Value, Beginning of Period...................       $ 1.00           $ 1.00            $ 1.00
Income From Investment Operations:
Net Investment Income..................................         0.04             0.03              0.02
Less Distributions:
Dividends From Net Investment Income...................        (0.04)           (0.03)            (0.02)
Net Asset Value End of Period..........................       $ 1.00           $ 1.00            $ 1.00
                                                              ======           ======            ======
Total Return (not annualized)..........................         3.74%            2.70%             1.50%
Ratios/Supplemental Data:
Net Assets, End of Period (000's)......................   $2,343,942         $317,474          $236,269
Number of Shares Outstanding, End of Period (000's)....    2,344,028          317,474           236,270
Ratios to Average Net Assets (annualized):
Ratio of Expenses to Average Net Assets(1).............         0.69%            0.58%             0.20%
Ratio of Net Investment Income to Average Net
  Assets(2)............................................         4.12%            2.67%             2.98%
---------------
(1) Ratio of Expenses to Average Net Assets Prior to
    Waived Fees and Reimbursed Expenses................         0.89%            1.00%             0.94%
(2) Ratio of Net Investment Income to Average Net
    Assets Prior to Waived Fees and Reimbursed
    Expenses...........................................         3.92%            2.25%             2.24%
* The Fund commenced operations on July 1, 1992

                  CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND

                            FOR A SHARE OUTSTANDING

                                                        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                       DEC. 31, 1994     DEC. 31, 1993     DEC. 31, 1992
Net Asset Value, Beginning of Period...................      $ 1.00           $ 1.00            $ 1.00
Income From Investment Operations:
Net Investment Income..................................        0.02             0.02              0.03
Less Distributions:
Distributions From Net Investment Income...............       (0.02)           (0.02)            (0.03)
Net Asset Value, End of Period.........................      $ 1.00           $ 1.00            $ 1.00
                                                             ======           ======            ======
Total Return (not annualized)..........................        2.28%            1.89%             2.81%
Ratios/Supplemental Data:
Net Assets, End of Period (000's)......................    $869,745         $793,420          $572,906
Number of Shares Outstanding, End of Period (000's)....     869,824          793,426           572,907
Ratios to Average Net Assets (annualized):
Ratio of Expenses to Average Net Assets(1).............        0.62%            0.55%             0.28%
Ratio of Net Investment Income to Average Net
  Assets(2)............................................        2.26%            1.88%             2.41%
---------------
(1) Ratio of Expenses to Average Net Assets Prior to
    Waived Fees and Reimbursed Expenses................        1.08%            1.06%             1.03%
(2) Ratio of Net Investment Income to Average Net
    Assets Prior to Waived Fees and Reimbursed
    Expenses...........................................        1.80%            1.37%             1.66%

                               HOW THE FUNDS WORK

INVESTMENT OBJECTIVES AND POLICIES

THE MONEY MARKET MUTUAL FUND

     The MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term securities. The Fund invests its assets only in U.S. dollar-denominated, high-quality money market instruments, and may engage in certain other investment activities as described in this Prospectus. Permitted investments include U.S. Government short-term obligations, obligations of domestic and foreign banks, commercial paper, and repurchase agreements. In pursuing its objective, the Fund invests in instruments with remaining maturities not exceeding thirteen months, as determined in accordance with Rule 2a-7 under the 1940 Act. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective. A more complete description of these investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the SAI.

THE CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND

     The CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND seeks to obtain a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital and liquidity, by investing in high-quality, U.S. dollar-denominated money market instruments, primarily municipal obligations. This investment objective is fundamental and cannot be changed without shareholder approval. There can be no assurance that the Fund, which is a nondiversified portfolio, will achieve its investment objective. Wells Fargo Bank, as investment adviser to the Fund, will pursue the Fund's objective by investing (under normal market conditions) substantially all of the Fund's assets in the following types of municipal obligations that pay interest which is exempt from both federal income tax and California personal income tax: bonds, notes and commercial paper issued by or on behalf of the State of California, its cities, municipalities, political subdivisions and other public authorities with remaining maturities not exceeding thirteen months, as determined in accordance with Rule 2a-7 under the 1940 Act. These municipal obligations and the taxable investments described below may bear interest at rates that are not fixed ("floating- and variable-rate instruments").

     The California Tax-Free Money Market Mutual Fund may temporarily invest some of its assets in certain high-quality, taxable money market instruments or may engage in other investment activities as described in this Prospectus. The Fund may elect to invest temporarily up to 20% of its net assets in certain permitted taxable investments, which include cash reserves, U.S. Government obligations, obligations of domestic and foreign banks, foreign securities, rated commercial paper, taxable municipal obligations, repurchase agreements, and loans of portfolio securities. Such temporary investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of Fund shares or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income taxes and California personal income taxes. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Fund's assets in securities exempt from such taxes. A more complete description of tax-free municipal obligations, taxable money market instruments, and other investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the Fund's SAI.

     As a matter of fundamental policy, at least 80% of the California Tax-Free Money Market Mutual Fund's net assets are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from federal income taxes and not subject to the federal alternative minimum tax (or in other open-end tax-free money market funds with a similar fundamental policy). At least 65% of the Fund's total assets are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from California personal income taxes. However, as a matter of general operating policy, the Fund seeks to have substantially all of its assets invested in such municipal obligations. The Fund's investment adviser may rely either on an opinion of counsel to the issuer of the municipal obligations or on Internal Revenue Service ("IRS") rulings regarding the tax treatment of these obligations. In addition, the Fund may invest 25% or more of its assets in California municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations. For example, the California Tax-Free Money Market Mutual Fund may own different municipal obligations which pay interest based on the revenues of similar types of projects.

THE NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND

     The National Tax-Free Money Market Mutual Fund seeks to provide investors with a high level of income exempt from federal income taxes, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing all of its assets in the Series, which has the same investment objective as the Fund. The Series seeks to achieve this investment objective by investing in high-quality, U.S. dollar denominated money market instruments, primarily municipal obligations, with remaining maturities not exceeding thirteen months.

     Since the investment characteristics of the Fund will correspond directly to those of the Series, the following is a discussion of the various investments of and techniques employed by the Series of the Trust.

     Wells Fargo Bank, as investment adviser to the Series, pursues the investment objective of the Series by investing (under normal market conditions) substantially all of the Series' assets in the following types of municipal obligations that pay interest which is exempt from federal income tax: bonds, notes and commercial paper issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies, instrumentalities (including government-sponsored enterprises) and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from federal income tax. These municipal obligations and the taxable investments described below may bear interest at rates that are not fixed ("floating- and variable-rate instruments").

     The Series may temporarily invest some of its assets in cash reserves or certain high-quality, taxable money market instruments, or may engage in other investment activities as described in this Prospectus. The Series may elect to invest temporarily up to 20% of its net assets in certain permitted taxable investments, which include cash reserves, U.S. Government obligations, obligations of domestic banks, commercial paper, taxable municipal obligations and repurchase agreements. The Series may also invest in U.S. dollar-denominated obligations of foreign banks and foreign securities. Such temporary investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of interests in the Series or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income tax. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Series' assets in securities exempt from such taxes. A more complete description of tax-free municipal obligations, taxable money market instruments, and other investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies."

     As a matter of fundamental policy, at least 80% of the net assets of the Series are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from federal income tax and is not subject to the federal alternative minimum tax. However, as a matter of general operating policy, the Series seeks to invest substantially all of its assets in such municipal obligations. The Series' investment adviser may rely either on the opinion of counsel to the issuer of the municipal obligations or on IRS rulings regarding the tax treatment of these obligations. In addition, the Series may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations; for example, the Series may own different municipal obligations which pay interest based on the revenues of similar types of projects.

MASTER/FEEDER STRUCTURE

     The National Tax-Free Money Market Mutual Fund is a feeder fund in a master/feeder structure. Accordingly, it invests all of its assets in the Series. The Series has the same investment objective as the Fund. See "Investment Objectives and Policies". In addition to selling its shares to the Fund, the Series may sell its shares to other mutual funds or other accredited investors. Information regarding additional options, if any, for investments in shares of the Series is available from Stephens by calling 1-800-643-9691 or by calling Wells Fargo Bank at 1-800-222-8222. The expenses and, correspondingly, the returns of other investment options in the Series may differ from those of the Fund.

     The Board of Directors of Stagecoach Inc. believes that certain economic efficiencies may be realized if other mutual funds or institutional investors invest their assets in the Series. For example, fixed expenses that otherwise would have been borne solely by the Fund would be spread among a potentially larger asset base provided by more than one fund investing in the Series. The Fund and other entities (if any) investing in the Series would each be liable for all obligations of the Series. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by reason of investing their assets in the Series. However, if a mutual fund or other investor withdraws its investment from the Series, the economic efficiencies (e.g., spreading fixed expenses across a larger asset base) that the Company's Board believes should be available through investment in the Series may not be fully achieved. In addition, given the relatively novel nature of the master/feeder structure, accounting and operational difficulties, although unlikely, could occur.

     The investment objectives and other fundamental policies of the National Tax-Free Money Market Mutual Fund and the Series cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's or Series' outstanding voting shares. Whenever the Fund, as a Series shareholder, is requested to vote on matters pertaining to any fundamental policy of such Series, the Fund will hold a meeting of its shareholders to consider such matters and will cast its votes in proportion to the votes received from Fund shareholders. The Fund will vote Series shares for which it receives no voting instructions in the same proportion as the votes received from Fund shareholders. In addition, certain policies of the Series which are non-fundamental could be changed by vote of a majority of the Trust's Trustees without shareholder vote. If the Series' investment objective or fundamental or non-fundamental policies are changed, the Fund investing in such Series could subsequently change its objective or policies to correspond to those of the Series, or the Fund could redeem its Series shares and either seek a new investment company in which to invest with a matching objective or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of such Fund or the Series, to the extent possible. Additional information regarding the officers and directors of Stagecoach Funds, Stagecoach Inc. and the Trust is included in the SAI for each Fund under "Management."

RISK FACTORS

     The Funds and the Series, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Funds and the Series to maintain a stable net asset value of $1.00 per share. Of course, the Funds and the Series cannot guarantee a $1.00 share price. The dollar-weighted average portfolio maturity of each of the Funds and the Series must not exceed 90 days. Any security that a Fund or the Series purchases must have a remaining maturity of not more than thirteen months. In addition, any security that a Fund or the Series purchases must present minimal credit risks and be of high quality (i.e., be rated in the top two rating categories by the required number of nationally recognized statistical rating organizations ("NRSROs") or, if unrated, determined to be of comparable quality to such rated securities). These determinations are made by Wells Fargo Bank, as the Funds' or Series' Investment Adviser, as the case may be, under guidelines adopted by the Board of Directors of each Company, or the Trust's Board of Trustees, respectively.

     The Funds and the Series seek to reduce risk by investing their assets in securities of various issuers. As such, the Money Market Mutual Fund, the National Tax-Free Money Market Mutual Fund and the Series, but not the California Tax-Free Money Market Mutual Fund, will be considered to be diversified for purposes of the 1940 Act. In addition, the Funds, since their respective inceptions, have emphasized safety of principal and high credit quality. In particular, the internal investment policies of Wells Fargo Bank, the investment adviser to the Funds and Series, have always prohibited the purchase for the Funds and Series of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:

     - capped floaters (on which interest is not paid when market rates move above a certain level);

     - leveraged floaters (whose interest-rate reset provisions are based on a formula that magnifies changes in interest rates);

     - range floaters (which do not pay any interest if market interest rates move outside of a specified range);

     - dual index floaters (whose interest-rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

     - inverse floaters (which reset in the opposite direction of their index).

     Additionally, the Funds and the Series may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such Cost of Funds Index ("COFI") floaters. The Funds and the Series may only invest in floating-rate securities that bear interest at a rate that resets quarterly or more frequently, and which resets based on changes in standard money market rate indices such as U.S. Government Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates ("PSA") floaters or JJ Kenney index floaters.

     Since the California Tax-Free Money Market Mutual Fund will invest primarily in securities issued by California and its agencies and municipalities, events in California will be more likely to affect the Fund's investments. While the California Tax-Free Money Market Mutual Fund will seek to reduce risk by investing its assets in securities of various issuers, the Fund will be considered to be nondiversified for purposes of the 1940 Act. However, the California Tax-Free Money Market Mutual Fund will comply with Internal Revenue Code of 1986 ("Code") diversification requirements, as described in the "Prospectus Appendix - Additional Investment Policies" section below.

     California is experiencing recurring budget deficits caused by lower than anticipated tax-revenues and increased expenditures for certain programs. These budget deficits have depleted the state's available cash resources, and the state has recently had to use a series of external borrowings to meet its cash needs. In addition, since 1992 some of the credit rating agencies have assigned their third highest rating to certain of the state's debt obligations. On July 15, 1994, three of the ratings agencies rating California's long-term debt lowered their rating of the state's general obligation bonds. Moody's

Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A." Since the California Tax-Free Money Market Mutual Fund may invest only in securities rated in the top two rating categories, any further rating downgrade of the state's debt obligations may impact the availability of securities that meet the Fund's investment policies and restrictions. The Fund's investment adviser continues to monitor and evaluate the Fund's investments in light of the events in California and the California Tax-Free Money Market Mutual Fund's investment objective and investment policies. The rating agencies also continue to monitor events in the state and the state and local governments' responses to budget shortfalls. See "Special Considerations Affecting California Municipal Obligations" in the SAI for the California Tax-Free Money Market Mutual Fund.

     Investments in the Funds, through an Account or otherwise, are not insured against loss of principal. Although Wells Fargo Bank will seek to achieve the investment objectives of the Funds, there is no assurance that the Funds will be able to maintain a constant $1.00 net asset value per share. The Funds are subject to interest rate risk (i.e., the risk that increases in market interest rates may adversely affect the value of the securities in which the Funds invest and hence the value of your investment in the Funds; the value of such securities generally changes inversely to market interest rates.) See "Prospectus Appendix -- Additional Investment Policies" for further discussion of investment objectives and risks.

PERFORMANCE

     The performance of the Class A Shares of the Money Market Mutual Fund and the shares of the Tax-Free Funds may be advertised in terms of current yield or effective yield. In addition, the performance of the Tax-Free Funds may be advertised in terms of tax-equivalent yield or effective tax-equivalent yield. These performance figures are based on historical results and are not intended to indicate future performance. The investment performance of the National Tax-Free Money Market Mutual Fund will correspond to the investment experience of the Series.

     Yield refers to the income generated by an investment in a Fund, or class of a Fund, over a seven-day period, expressed as an annual percentage rate. Effective yields are calculated similarly, but assume that the income earned from a Fund is reinvested in the Fund or in shares of the same class of such Fund. Because of the effects of compounding, effective yields are slightly higher than yields. The tax-equivalent yield and the effective tax-equivalent yield of the Tax-Free Funds assume that a stated income tax rate has been applied to determine the tax-equivalent figures. The application of the stated income tax rate results in higher yield and effective yield figures. The National Tax-Free Money Market Mutual Fund may also advertise thirty-day yield information.

     Additional performance information is contained in each Company's annual report which is available upon request without charge by calling the Company at 1-800-222-8222.

                      THE FUNDS, THE TRUST AND MANAGEMENT

THE MONEY MARKET MUTUAL FUND AND THE CALIFORNIA TAX-FREE
MONEY MARKET MUTUAL FUND

     The Money Market Mutual Fund and the California Tax-Free Money Market Mutual Fund are two funds of Stagecoach Funds. Stagecoach Funds was organized as a Maryland corporation on September 9, 1991, and currently offers shares of ten other funds: the Asset Allocation Fund, the California Tax-Free Bond Fund, the California Tax-Free Income Fund, the Corporate Stock Fund, the Diversified Income Fund, the Ginnie Mae Fund, the Growth and Income Fund, the Short-Intermediate U.S. Government Fund, the U.S. Government Allocation Fund and the Variable Rate Government Fund. The Money Market Mutual Fund also offers a second class of shares -- Class S Shares. Class S Shares are subject to different levels of fees and expenses than Class A Shares and the performance of such shares may vary accordingly. Class S Shares are currently available only to qualified business investors who purchase such shares through certain non-interest bearing transaction accounts with Wells Fargo Bank. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about Class S Shares.

     The Board of Directors of Stagecoach Funds supervises these funds' activities and monitors their contractual arrangements with various service-providers. Although Stagecoach Funds is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing the Funds' investment objectives or fundamental investment policies. All shares of Stagecoach Funds have equal voting rights and will be voted in the aggregate, rather than by fund or class, unless otherwise required by law (such as when the voting matter affects only one fund or class). As a shareholder of the Funds, you are entitled to one vote for each share you own and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI for each Fund.

THE NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND AND THE TRUST

     The National Tax-Free Money Market Mutual Fund is a fund of Stagecoach Inc. Stagecoach Inc. was organized as a Maryland corporation on October 15, 1992, and currently includes the following thirteen other funds: the Asset Allocation Fund, the Bond Index Fund, the California Tax-Free Intermediate Income Fund, the California Tax-Free Money Market Fund, the California Tax-Free Short-Term Income Fund, the Growth and Income Fund, the Growth Stock Fund, the Money Market Fund, the National Tax-Free Intermediate Income Fund, the Overland National Tax-Free Institutional Money Market Fund, the Short-Intermediate Term Fund, the S&P 500 Stock Fund and the U.S. Treasury Allocation Fund.

     The Board of Directors of Stagecoach Inc. supervises these funds' activities and monitors their contractual arrangements with various service-providers. As noted above, the Fund may withdraw its investment in the Series only if the Board of Directors of Stagecoach Inc. determines that this is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, the Board of

Directors of Stagecoach Inc. would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the hiring of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Series. Although Stagecoach Inc. is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing the Fund's investment objectives or fundamental investment policies. All shares of Stagecoach Inc. have equal voting rights and will be voted in the aggregate, rather than by fund, unless otherwise required by law (such as when the voting matter affects only one fund). As a shareholder of the Fund, you are entitled to one vote for each share you own and fractional votes for fractional shares owned. In addition, whenever the Fund is requested to vote on matters pertaining to the Series, Stagecoach Inc. will hold a meeting of the Fund's shareholders and will cast its vote as instructed by Fund shareholders. The directors of Stagecoach Inc. will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. A more detailed statement of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI for the Fund.

     The Trust was established on October 28, 1993, as a Delaware business trust. The Trust's Declaration of Trust permits the Board of Trustees to issue beneficial interests in the Trust to investors based on their proportionate investments in the Trust. The Trust is divided into separate portfolios called series. The Trust has retained the services of Wells Fargo Bank as investment adviser and Stephens as administrator and placement agent. The Board of Trustees of the Trust is responsible for the general management of the Trust and supervising the actions of Wells Fargo Bank and Stephens in these capacities.

INDEMNIFICATION AGREEMENT

     Because this Prospectus combines disclosures relating to two separate investment companies, there is a possibility that one investment company might become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Stagecoach Inc. and Stagecoach Funds have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

INVESTMENT ADVISER

     Wells Fargo Bank is the investment adviser to the Series, the Money Market Mutual Fund and the California Tax-Free Money Market Mutual Fund. Wells Fargo Bank, one of the ten largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of March 31, 1995, various divisions and affiliates of Wells Fargo Bank provided investment advisory services for approximately $196 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser to the other separately managed funds of the Trust, Stagecoach Inc. and Stagecoach Funds and to four other registered, open-end, management invest-ment companies each of which consists of several separately managed investment portfolios. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94105.

     Morrison & Foerster, counsel to Stagecoach and the Trust and special counsel to Wells Fargo Bank, has advised Stagecoach, the Trust and Wells Fargo Bank that Wells Fargo Bank may perform the services contemplated by the Advisory Contracts without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent Wells Fargo Bank from continuing to perform, in whole or in part, such services. If Wells Fargo Bank were prohibited from performing any such services, it is expected that the Board of Directors/Trustees would recommend to the shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     Wells Fargo Bank is also the Funds' and the Series' custodian and transfer and dividend disbursing agent. In addition, Wells Fargo Bank is a Shareholder Servicing Agent and Selling Agent of the Funds.

SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

     Stephens is the Funds' and the Trust's sponsor and administrator, and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.

                             INVESTING IN THE FUNDS

OPENING AN ACCOUNT

     The shares of the Funds described in this Prospectus are offered to consumers and businesses that establish an Account with Wells Fargo Bank. Each Account combines a Transaction Account (a non-interest bearing deposit account) with a daily sweep of balances to or from a Fund designated by the Accountholder. Investors may open an Account and designate a Fund by completing and signing an Account Application and appropriate Disclosure Statement corresponding to the type of Account being opened. The Disclosure Statement contains important information about the various features and operations of the Accounts and should be reviewed in conjunction with this Prospectus. Wells Fargo Bank may, in the future, permit investors to acquire shares of the Funds through additional accounts not described in this Prospectus.

     Although this Prospectus is intended exclusively for persons investing in a Fund through an Account, the Funds are available to investors by direct investment. Information regarding direct investments, including a separate prospectus that describes how to invest directly in a Fund, may be obtained by calling 800-222-8222 or by writing to Stagecoach Shareholder Services at the address set forth below:

              Wells Fargo Bank N.A.
              c/o Stagecoach Shareholder Services
              P.O. Box 7066
              San Francisco, California 94120-7066
              Telefacsimile: 1-415-543-9538

SHARE PRICE

     The price of a share of each Fund is its net asset value ("NAV"). The NAV of each share of the California Tax-Free Money Market Mutual Fund and the National Tax-Free Money Market Mutual Fund is computed by adding the value of the respective Fund's portfolio investments plus cash and other assets, deducting liabilities and then dividing the result by the number of outstanding shares of such Fund. The National Tax-Free Money Market Mutual Fund's investments in the Series are valued at the NAV of the Series' shares. The Series calculates the NAV of its shares on the same day and at the same time as the National Tax-Free Money Market Mutual Fund. The NAV of a share of each Class of the Money Market Mutual Fund is the value of total net assets attributable to each Class divided by the number of outstanding shares of that Class. The value of the net assets per Class is determined daily by adjusting the net assets per Class at the beginning of the day by the value of each Class's shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day for each Class by attributing to each Class a pro rata share of daily income and common expenses, and by assigning class-specific expenses to each Class as appropriate. As noted above, the Funds seek to maintain a constant $1.00 per share NAV, although there is no assurance that they will be able to do so.

     Shares of a Fund may be purchased through an Account on any day the Fund and Wells Fargo Bank are open (a "Business Day"). Currently, the National Tax-Free Money Market Mutual Fund and Wells Fargo Bank observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (each, a "Holiday"); the Money Market Mutual Fund and California Tax-Free Money Market Mutual Fund observe the aforementioned Holidays, except for Martin Luther King, Jr. Day, Columbus Day and Veterans Day. The NAV of each Fund's shares is calculated as of 9:00 a.m. (Pacific time) on any day such Fund is open. The NAV of shares acquired through other means may be calculated at other times. All transaction orders are processed at the NAV next determined after the order is received.

     The Funds' and the Master Series' NAV are each calculated on the basis of the amortized cost method. This valuation method is based on the receipt of a steady rate of payment from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors and the Trust's Board of Trustees believe that this valuation method accurately reflects fair value.

HOW TO BUY SHARES

     Fund shares may be purchased by making a deposit into your Account. Each Business Day Wells Fargo Bank computes the Net Sweep Amount, which is the net amount of all deposits, withdrawals, charges and credits made to and from a Transaction Account. If deposits and credits exceed withdrawals and charges, you authorize Wells Fargo Bank, on your behalf, to transmit a purchase order to the Fund designated in your Account in the amount of that day's Net Sweep Amount. For example, if you make a $500 deposit and withdraw $100 on the same day, and there are no other transactions on that day, the Net Sweep Amount for that day would be $400. Wells Fargo Bank, on your behalf, would transmit a purchase order to the designated Fund on the next Business Day in the amount of $400. Your purchase order will be made effective and full and fractional Shares will be purchased at the next determined NAV, which is expected to remain a constant $1.00 per share. Deposits and other transactions to your Account are sometimes not immediately included in the Net Sweep Amount. Cash and items drawn on Wells Fargo Bank are generally credited to the Net Sweep Amount on the same Business Day as the day of deposit. Local and non-local checks are usually credited to your Net Sweep Amount on the first or second Business Day, respectively, after the day of your deposit. In addition, adjustments may sometimes be made to your Account to reflect dishonored or returned items. For additional information refer to the applicable Disclosure Statement and, specifically therein, "Holds and Funds Availability".

     Shares of the Tax-Free Funds may not be suitable investments for tax-exempt institutions or tax-sheltered retirement plans, since such investors would not benefit from the exempt status of the Funds' dividends and distributions. See "Federal Income Taxes -- Special Tax Considerations" in the SAI.

                                   DIVIDENDS

     The Funds intend to declare dividends daily payable to shareholders of record as of 9:00 a.m. (Pacific time). You will begin earning dividends on shares of the Funds on the day your purchase order for shares is effective and continue to earn dividends through the day prior to the date you redeem such shares. Dividends for a Saturday, Sunday or Holiday are credited on the preceding business day. If you redeem shares before the dividend payment date, any dividends credited to you will be paid on the following dividend payment date. The Funds will declare capital gains (if any) at least annually. Dividends declared in a month will be reinvested in Fund shares early in the following month.

                              HOW TO REDEEM SHARES

     If, on any day Wells Fargo Bank is open for business, withdrawals from your Account, including check transactions, exceed deposits and credits, Wells Fargo Bank will transmit a redemption order on your behalf to the appropriate Fund in the dollar amount of that day's Net Sweep Amount. If your Account with Wells Fargo Bank is closed as described in the applicable Disclosure Statement, Wells Fargo Bank will transmit a redemption request on your behalf to the appropriate Fund for the balance of your Fund shares held through your Account. Fund shares will normally be redeemed at the next NAV, expected to be a constant $1.00 per share, calculated after the Fund has received the redemption order transmitted on your behalf. Redemption proceeds may be more or less than the amount invested and, therefore, a redemption of shares in a Fund may result in a gain or loss for federal and state income tax purposes. The Funds ordinarily will remit your redemption proceeds within seven days after your redemption order is received from Wells Fargo Bank unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Funds and/or Series of securities owned by them is not reasonably practicable or (b) it is not reasonably practicable for the Funds and/or Series fairly to determine the value of their net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of the Funds and/or Series. In addition, Wells Fargo Bank may withhold redemption proceeds pending check collection or processing or for other reasons all as set forth more fully in "Holds and Funds Availability" and elsewhere in the applicable Disclosure Statement.

                        ADDITIONAL SHAREHOLDER SERVICES

     A number of services available to persons who invest directly in the Funds, including certain exchange privileges which allow shareholders to exchange their Fund shares for shares of other Funds, are not available to persons who invest in Fund shares through Accounts. These services are described in separate prospectuses describing direct investments in the Funds, which are available from Stagecoach Shareholder Services by calling 800-222-8222.

                         MANAGEMENT AND SERVICING FEES

INVESTMENT ADVISER

     Subject to the overall supervision of Stagecoach Funds' Board of Directors, Wells Fargo Bank, as the investment adviser to the Money Market Mutual Fund and California Tax-Free Money Market Mutual Fund, provides investment guidance and policy direction in connection with the management of such Funds' assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the investment strategies and performance of these Funds. For its services as investment adviser, Wells Fargo Bank is entitled to a monthly investment advisory fee at the annual rate of 0.40% of the average daily net assets of the Money Market Mutual Fund and 0.50% of the average daily net assets of the California Tax-Free Money Market Mutual Fund. From time to time, Wells Fargo Bank may waive such fees in whole or in part. Any such waiver will reduce expenses of the Funds and, accordingly, have a favorable impact on the Funds' yields. From time to time, each of the Funds, consistent with its investment objectives, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. For the year ended December 31, 1994, Stagecoach Funds paid advisory fees at the annual rate of 0.40% of the average daily net assets of the Money Market Mutual Fund and 0.50% of the average daily net assets of the California Tax-Free Money Market Mutual Fund to Wells Fargo Bank as compensation for its services to such Funds.

     Subject to the overall supervision of the Trust's Board of Trustees, Wells Fargo Bank, as the Series' investment adviser, provides investment guidance and policy direction in connection with the management of the Series' assets. Wells Fargo Bank also furnishes the Board of Trustees with periodic reports on the Series' investment strategies and performance. From time to time, the Series, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. For its services as investment adviser, Wells Fargo Bank is entitled to a monthly investment advisory fee at the annual rate of 0.30% of the average daily net assets of the Series. From time to time, Wells Fargo Bank may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Series and, accordingly, have a favorable impact on the Series' yields and total returns.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     Wells Fargo Bank also serves as the Funds' and the Series' custodian and transfer and dividend disbursing agent. Pursuant to their respective Custody Agreements, the Funds and the Series may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to each Fund's Custody Agreement. The custodial, transfer and dividend disbursing agency activities are performed at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING AGENT

     The Funds have entered into Shareholder Servicing Agreements with Wells Fargo Bank, and may enter into similar agreements with other entities ("Shareholder Servicing Agents"). Under such agreements, Shareholder Servicing Agents will, as agent for their customers, among other things: answer customer inquiries regarding account status and history and the manner in which purchases, exchanges and redemptions of Fund shares may be effected; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase, redemption and exchange transactions; arrange for the wiring of money; transfer money in connection with customer orders to purchase or redeem shares; verify shareholder signatures in connection with redemption and exchange orders and transfers and changes in accounts with Approved Banks; furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases, redemptions and exchanges; furnish, on behalf of each of the Funds, proxy statements, annual reports, updated prospectuses and other communications to shareholders; receive, tabulate and send to the Fund proxies executed by shareholders; and provide such other related services as the Funds or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent is entitled to receive a fee, which may be paid periodically, determined by a formula based upon the asset level or number of accounts serviced by the Shareholder Servicing Agent during the period for which payment is being made, the level of activity in such accounts during such period, and the expenses incurred by the Shareholder Servicing Agent. The fees paid by each Fund as calculated on an annualized basis for the respective Fund's then-current fiscal year, may not exceed the lesser of (1) 0.30% of the average daily net assets of the California Tax-Free Money Market Mutual Fund, 0.30% of the average daily net assets attributable to the Class A Shares of the Money Market Mutual Fund or 0.25% of the average daily net assets of the National Tax-Free Money Market Mutual Fund, as represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or (2) an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"), whichever is less. In no event will the portion of such fees that constitutes a "service fee," as that term is used by the NASD, exceed 0.25% of the average NAV of each Fund or Class of a Fund.

SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

     Subject to the overall supervision of the governing Board of Directors/Trustees, Stephens provides each Fund and the Series with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund and the Series, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports and general supervision of data compilation in connection with preparing periodic reports. Stephens also furnishes office space and certain facilities to conduct each Fund's and the Series' business, and compensates the Directors/Trustees, officers and employees who are affiliated with Stephens. For these services, Stephens is entitled to a monthly fee at the annual rate of 0.03% of the Money Market Mutual Fund's and California Tax-Free Money Market Mutual Fund's average daily net assets and 0.05% of the National Tax-Free Money Market Mutual Fund's average daily net assets. From time to time, Stephens may waive its fees charged to a Fund in whole or in part. Any such waivers will reduce a Fund's expenses and, accordingly, have a favorable impact on such Fund's yield.

     Stagecoach Funds and Stagecoach Inc. have each adopted Distribution Plans on behalf of the Class A Shares of the Money Market Mutual Fund and shares of the Tax-Free Funds under the SEC's Rule 12b-1 ("Plans"). The Money Market Mutual Fund, pursuant to the Plan adopted on behalf of the Class A Shares, may defray all or part of the actual cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective shareholders of a Fund by paying on an annual basis up to 0.05% of each such Fund's average daily net assets. Pursuant to the Plan for the National Tax-Free Money Market Mutual Fund, Stephens is entitled to receive as compensation for distribution-related services, a monthly fee at an annual rate of up to 0.05% of the average daily net assets of the Fund. Stephens has entered into Distribution

Agreements with the Funds and acts as agent for the Funds for the sale of their shares and may enter into selling agreements with other agents ("Selling Agents") that wish to make available shares of the Funds to their respective customers. The Money Market Mutual Fund and California Tax-Free Money Market Mutual Fund may participate in joint distribution activities with any of the other funds of Stagecoach Funds, in which event, expenses reimbursed out of the assets of either Fund may be attributable, in part, to the distribution-related activities of another fund of Stagecoach Funds. The National Tax-Free Money Market Mutual Fund may participate in joint distribution activities with any of the other funds of Stagecoach Inc., in which event, expenses reimbursed out of the assets of the Fund may be attributable, in part, to the distribution-related activities of another fund of Stagecoach Inc. Generally, the expenses attributable to joint distribution activities will be allocated among each Fund and the other funds of the respective Company in proportion to their relative net asset sizes, although each Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable. In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

     In addition, the Plans contemplate that, to the extent any fees payable pursuant to a Shareholder Servicing Agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plans.

     Financial institutions acting as Shareholder Servicing Agents or Selling Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

FUND EXPENSES

     As noted previously, from time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and, accordingly, have a favorable impact on such Fund's yield. Except for the expenses borne by Wells Fargo Bank and Stephens, the Companies and the Trust bear all costs of their respective operations, including the following: the compensation of each Company's Directors and the Trust's Trustees who are not affiliated with Wells Fargo Bank or Stephens or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of independent auditors, legal counsel, transfer agents and dividend disbursing agents; expenses of redeeming shares of a Fund or interests in the Trust; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of the custodian, including those for keeping books and accounts and calculating a Fund's

NAV per share; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the shares of a Fund; pricing services; and any extraordinary expenses. Expenses attributable to each Fund, Class and/or Series are charged against the assets of such Fund, Class and/or Series. General expenses of each Company or the Trust are allocated among all of the funds of such Company (including the Funds) or series of the Trust (including the Series), in a manner proportionate to the net assets of each fund or series, on a transactional basis, or on such other basis as such Company's Board of Directors or the Trust's Board of Trustees deems equitable.

                                     TAXES

     By complying with the applicable provisions of the Code, the Money Market Mutual Fund will not be subject to federal income taxes with respect to net investment income and net realized capital gains distributed to its shareholders. Dividends from net investment income (including net short-term capital gains, if any) declared and paid by the Money Market Mutual Fund will be taxable as ordinary income to Fund shareholders. Generally, dividends and distributions are taxable to shareholders at the time they are paid. However, dividends and distributions declared payable in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that such dividends or distributions are actually paid no later than January 31 of the following year. The Money Market Mutual Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year. The Money Market Mutual Fund does not expect its dividends to qualify for the dividends-received deduction allowed to corporate shareholders.

     By complying with the applicable provisions of the Code, the California Tax-Free Money Market Mutual Fund will not be subject to federal income taxes with respect to net investment income and net realized capital gains distributed to its shareholders, and the Fund's shareholders will not be subject to federal income taxes on any Fund dividends attributable to interest from tax-exempt securities. However, dividends attributable to interest from taxable securities and capital gains (if any) will be taxable to shareholders. In addition, by complying with the applicable provisions of the California Revenue and Taxation Code, the Fund's dividends also will be exempt from California personal income tax to the extent such dividends are attributable to instruments that pay interest which would be exempt from California personal income taxes were such instruments held directly by an individual.

     By complying with the applicable provisions of the Code, the National Tax-Free Money Market Mutual Fund will not be subject to federal income taxes with respect to net investment income and net realized capital gains distributed to its shareholders, and the Fund's shareholders will not be subject to federal income taxes on any dividends of the Fund attributable to interest from tax-exempt securities. However, dividends attributable to interest from taxable securities and capital gains (if any) will be taxable to shareholders. The Fund does not make any representation regarding the taxation of its corporate shareholders with respect to Fund distributions and recommends that each such shareholder consult a tax advisor.

     The National Tax-Free Money Market Mutual Fund seeks to comply with the applicable provisions of the Code by investing all of its assets in the Series. The Series intends to qualify for federal tax purposes as a partnership. As such, the Fund will be deemed to own directly its proportionate share of the Trust's assets. Therefore, any interest, dividends, gains or losses of the Series will be deemed to have been "passed through" to the Fund and other investors in the Series, regardless of whether such interest, dividends or gains have been distributed by the Series or losses have been realized by the Fund or other investors. Accordingly, if the Series were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends, or gains without receipt of any corresponding distribution. The Series will seek to minimize recognition by investors of interest, dividends or gains without a corresponding distribution.

     The federal alternative minimum tax ("AMT") rules attempt to ensure that at least a minimum amount of tax is paid by corporate and high-income noncorporate taxpayers who obtain significant benefit from certain tax deductions and exemptions. These deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for the purposes of calculating AMT. Among the "tax preference items" and "adjustments" which must be considered when calculating the AMT is tax-exempt interest from private activity bonds issued after August 7, 1986. To the extent that the California Tax-Free Money Market Mutual Fund invests in private activity bonds, shareholders who pay the alternative minimum tax will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their federal AMT. Shareholders will be notified of the tax status of distributions made by the Funds. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the California Tax-Free Money Market Mutual Fund. There are other adjustments that may also affect adjusted current earnings for the purposes of corporate AMT. Shareholders with questions or concerns about AMT should also consult their tax advisors.

     The Funds, or your Shareholder Servicing Agent on their behalf, will inform you of the amount and nature of such Fund's dividends and capital gains. You should keep all statements you receive to assist in your personal record keeping. Each Company is required to withhold, subject to certain exemptions, at a rate of 31% on dividends paid and redemption proceeds (including proceeds from exchanges) paid or credited to individual shareholders of a Fund if a shareholder has not complied with IRS regulations or if a correct Taxpayer Identification Number, certified when required, is not on file with the Company or the Transfer Agent. In connection with this withholding requirement, you will be asked to certify on your Account Application that the social security or taxpayer identification number you provide is correct and that you are not subject to 31% back-up withholding for previous underreporting to the IRS.

     Foreign shareholders may be subject to different tax treatment, including a withholding tax. See "Federal Income Taxes -- Foreign Shareholders" in the SAI for each Fund.

     Further federal tax considerations are discussed in the SAI for each Fund. All investors should consult their individual tax advisers with respect to their particular tax situations as well as the state and local tax status of investments in shares of the Funds.

                       PROSPECTUS APPENDIX -- ADDITIONAL
                              INVESTMENT POLICIES

FUND AND SERIES INVESTMENTS

  Money Market Mutual Fund

     The Money Market Mutual Fund may invest in the following:

       (i)  obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S. Government obligations") (discussed below);
      (ii)  negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other short-term obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC ("bank instruments");
     (iii)  commercial paper rated at the date of purchase P-1 by Moody's Investors Service,
            Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Corporation ("S&P")
            ("rated commercial paper");
      (iv)  commercial paper unrated at the date of purchase but secured by a letter of credit from a U.S. bank that meets the above criteria for investment;
       (v)  certain floating- and variable-rate instruments ("variable-rate instruments")
            (discussed below);
      (vi)  certain repurchase agreements ("repurchase agreements") (discussed below); and
     (vii)  short-term, U.S. dollar-denominated obligations of U.S. branches of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets ("foreign bank obligations") (discussed below).

  California Tax-Free Money Market Mutual Fund

     The California Tax-Free Money Market Mutual Fund may invest in the following municipal obligations with remaining maturities not exceeding thirteen months:

       (i)  long-term municipal bonds rated at the date of purchase "MIG 1" or "MIG 2" or, if no medium- or short-term rating is available, "Aa" or better by Moody's or "AA"
            or better by S&P;
      (ii)  medium-term municipal notes rated at the date of purchase "MIG 1" or "MIG 2" (or
            "VMIG 1" or "VMIG 2" in the case of an issue having a variable rate with a demand feature) by Moody's or "SP-1+" or "SP-1" by S&P; and
     (iii)  short-term municipal commercial paper rated at the date of purchase "P-1" by
            Moody's or "A-1+" or "A-1+" by S&P.

     Pending the investment of proceeds from the sale of Fund shares or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of market conditions, the California Tax-Free Money Market Mutual Fund may elect to invest temporarily up to 20% of the current value of its total assets in cash reserves or the following taxable high-quality money market instruments:

       (i)  U.S. Government obligations;
      (ii)  bank instruments;
     (iii)  rated commercial paper;
      (iv)  repurchase agreements;
       (v)  foreign bank obligations; and
      (vi)  high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

     Moreover, the California Tax-Free Money Market Mutual Fund may invest temporarily more than 20% of its total assets in such securities and in high-quality, short-term municipal obligations the interest on which is not exempt from federal income taxes to maintain a temporary defensive posture or in an effort to improve after-tax yield to the California Tax-Free Money Market Mutual Fund's shareholders when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of unusual market conditions.

National Tax-Free Money Market Mutual Fund and Tax-Free Money Market Master
Series

     The National Tax-Free Money Market Mutual Fund invests all its assets in shares of the Series of the Trust. As a result, the performance of the Fund will correspond to the investment experience of the Series. The Series may invest in the following:

           (i)  certain municipal obligations (discussed below):
          (ii)  certain U.S. Government obligations (discussed below);
         (iii)  negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC:
          (iv)  commercial paper rated at the date of purchase P-1 by Moody's or "A-1+" or
                "A-1" by S&P;
           (v)  certain floating- and variable-rate instruments (discussed below);
          (vi)  certain repurchase agreements (discussed below); and
         (vii)  short-term U.S. dollar denominated obligations of foreign branches of U.S.
                banks or U.S. branches of foreign banks (discussed below).

     The following describes certain instruments in which the Funds and the Series may invest.

  Municipal Obligations

     Subject to the maturity and other restrictions of Rule 2a-7, the Funds and the Series may invest in municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. From time to time, the California Tax-Free Money Market Mutual Fund and the Series may each invest 25% or more of the current value of its total assets in certain "private activity bonds," such as pollution control bonds; provided, however, that such investments will be made only to the extent they are consistent with the Fund's fundamental policy of investing, under normal circumstances, at least 80% of its net assets in municipal obligations that are exempt from federal income taxes and not subject to the federal alternative minimum tax.

     For a further discussion of factors affecting purchases of municipal obligations by the California Tax-Free Money Market Mutual Fund, see "Special Considerations Affecting California Municipal Obligations" in the SAI.

  U.S. Government Obligations

     U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Other Investment Companies

     The Funds and the Series may invest in shares of other investment companies. The California Tax-Free Money Market Mutual Fund and the Series may invest in shares of other open-end investment companies that invest exclusively in high-quality short-term securities, provided however, that any such company has a fundamental policy of investing, under normal circumstances, at least 80% of its net assets in obligations that are exempt from federal income taxes and not subject to the federal alternative minimum tax. Such investment companies can be expected to charge management fees and other operating expenses that would be in addition to those charged to the Funds or the Series; however, Wells Fargo Bank has undertaken to waive its advisory fees with respect to that portion of the Funds' or the Series' assets so invested. In no event may the Funds or the Series, together with any company or companies controlled by a Fund or the Series, own more than 3% of the total outstanding voting stock of any such investment company, nor may a Fund or the Series, together with any such company or companies, invest more than 5% of its assets in any one such investment company or invest more than 10% of its assets in securities of all such investment companies combined.

  Floating- and Variable-Rate Instruments

     Certain of the debt instruments that the Funds may purchase bear interest at rates that are not fixed, but vary for example, with changes in specified market rates or indices or at specified intervals. These instruments typically have maturities of thirteen months or more, but may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The Funds and the Series may, in accordance with SEC rules, account for these instruments as maturing at the next interest rate readjustment date or the date at which the respective Fund or the Series may tender the instrument back to the issuer, whichever is later. The floating- and variable-rate instruments that the Funds and the Series may purchase include certificates of participation in such obligations. With regard to the California Tax-Free Money Market Mutual Fund and the Series, Wells Fargo Bank, as investment adviser, may rely upon either an opinion of counsel or an IRS ruling regarding the tax-exempt status of these certificates. The Funds and the Series may invest in floating-and variable-rate obligations even if they carry stated maturities in excess of thirteen months, upon compliance with certain conditions of the SEC, in which case such obligations will be treated in accordance with these conditions as having maturities not exceeding thirteen months.

     Wells Fargo Bank, as investment adviser to the Funds and the Series, will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events affecting the ability of the issuer of a demand instrument to make payment when due may occur between the time a Fund or the Series elects to demand payment and the time payment is due, thereby affecting such Fund's ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days may be treated as liquid, provided that an active secondary market exists.

  Repurchase Agreements

     The Funds and the Series may enter into repurchase agreements wherein the seller of a security to a Fund or the Series agrees to repurchase that security from such Fund or the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Funds and the Series may enter into repurchase agreements only with respect to U.S. Government obligations and other obligations that could otherwise be purchased by the participating Fund. All repurchase agreements will be fully collateralized based on values that are marked to market daily. While the maturities of the underlying securities in a repurchase agreement transaction may be greater than thirteen months, the term of any repurchase agreement on behalf of a Fund or the Series will always be less than thirteen months. If the seller defaults and the value of the underlying securities has declined, the participating Fund or the Series, as the case may be, may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the security by the participating Fund or the Series may be delayed or limited. The Funds and the Series will enter into repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Boards of Directors of the Funds or Board of Trustees of the Trust and that are not affiliated with Wells Fargo Bank. The Funds and the Series may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

  Letters of Credit

     Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Money Market Mutual Fund and California Tax-Free Money Market Mutual Fund are permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted investments of the Fund.

  Foreign Obligations

     Each Fund and the Series may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

  Taxable Investments

     Pending the investment of proceeds from the sale of shares of the Series or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of market conditions, the Series may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves including the following taxable high-quality money market instruments: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+" or "A-1" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

     Moreover, the Series may invest temporarily more than 20% of its total assets in such securities and in high-quality, short-term municipal obligations the interest on which is not exempt from federal income taxes to maintain a temporary defensive posture or in an effort to improve after-tax yield to the Series' shareholders when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of unusual market conditions.

INVESTMENT POLICIES

     Each Fund's investment objective, as set forth in the "How the Funds
Work -- Investment Objectives and Policies" section, is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of such Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that a Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.

     As matters of fundamental policy, the Money Market Mutual Fund and California Tax-Free Money Market Mutual Fund may: (i) borrow from banks up to 10% of the current value of each of their net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of each of their net assets (but investments may not be purchased by a Fund while any such outstanding borrowing in excess of 5% of its net assets exists); (ii) not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering; and (iii) not invest more than 25% of their assets (i.e. , concentrate) in any particular industry, excluding,
(a) investments in municipal securities by the California Tax-Free Money Market Mutual Fund (for the purpose of this restriction, private activity bonds shall not be deemed municipal securities if the payments of principal and interest on such bonds is the ultimate responsibility of nongovernmental users), (b) U.S. Government obligations, and (c) obligations of domestic banks (for purposes of this restriction, domestic bank obligations do not include obligations of foreign branches of U.S. banks and obligations of U.S. branches of foreign banks).

     As a matter of nonfundamental policy: (i) the Money Market Mutual Fund may not purchase securities of any issuer (except for U.S. Government obligations, for certain temporary purposes and for certain guarantees and unconditional puts) if as a result more than 5% of the value of the Money Market Mutual Fund's total assets would be invested in the securities of such issuer or the Money Market Mutual Fund would own more than 10% of the outstanding voting securities of such issuer; (ii) the Money Market Mutual Fund may not invest more than 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days; and (iii) the California Tax-Free Money Market Mutual Fund may not invest more than 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, illiquid securities and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days. With respect to item (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer.

     For purposes of complying with the Code, the California Tax-Free Money Market Mutual Fund will diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the California Tax-Free Money Market Mutual Fund's assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the California Tax-Free Money Market Mutual Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

     In addition, at least 65% of the California Tax-Free Money Market Mutual Fund's total assets are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from California personal income taxes. However, as a matter of general operating policy, the California Tax-Free Money Market Mutual Fund seeks to have substantially all of its assets invested in such municipal obligations.

     As matters of fundamental policy the National Tax-Free Money Market Mutual Fund and the Series may: (i) borrow from banks up to 10% of the current value of each of their net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of their respective net assets (but investments by the Series may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists); (ii) not make loans, except that each of the Fund and the Master Series may purchase or hold debt instruments, lend its portfolio securities and enter into repurchase agreement transactions in accordance with its investment policies; loans for purposes of this restriction will not include the Fund's purchase of interests in the Master Series; and (iii) not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's or Series' investments in that industry would be 25% or more of the current value of the Fund's or Series' total assets, provided that there is no limitation with respect to investments in (a) municipal securities (for the purposes of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds and notes is the ultimate responsibility of non-governmental entities),
(b) U.S. Government obligations, and (c) certain obligations of domestic banks; and (iv) not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Series' total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Series' ownership would be more than 10% of the outstanding voting securities of such issuer.

     As a matter of non-fundamental policy the National Tax-Free Money Market Mutual Fund and the Series may each: (i) invest up to 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or the existence of legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days; and (ii) invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, and restricted securities (which include securities that must be registered under the Securities Act of 1933 before they may be offered to the public).

SPONSOR, DISTRIBUTOR AND ADMINISTRATOR
  Stephens Inc.
  111 Center Street
  Little Rock, Arkansas 72201

INVESTMENT ADVISER, TRANSFER AND
DIVIDEND DISBURSING AGENT AND
CUSTODIAN
  Wells Fargo Bank, N.A.
  P.O. Box 7066
  San Francisco, California 94120-7066

LEGAL COUNSEL
  Morrison & Foerster
  2000 Pennsylvania Avenue, N.W.
  Washington, D.C. 20006

INDEPENDENT AUDITORS
  KPMG Peat Marwick LLP
  Three Embarcadero Center
  San Francisco, California 94111

FOR MORE INFORMATION ABOUT THE FUNDS,
SIMPLY CALL (800) 222-8222,
OR WRITE:

STAGECOACH FUNDS
C/O STAGECOACH
  SHAREHOLDER SERVICES
WELLS FARGO BANK, N.A.
P.O. BOX 7066
SAN FRANCISCO, CALIFORNIA 94120-7066

--------------------------------------------------------
   STAGECOACH MONEY MARKET MUTUAL FUNDS:
   ------------------------------------------------------
  - are NOT FDIC insured
  - are NOT deposits or obligations of Wells
    Fargo Bank
  - are NOT guaranteed by Wells Fargo Bank
  - involve investment risk, including possible
    loss of principal
                                                    LOGO
  - seek to maintain a stable net asset value of
    $1.00 per share, however, there can be no
    assurance that the Funds will meet this
    objective. Yields will vary with market
    conditions.
--------------------------------------------------------

                                      LOGO

                            ------------------------

                                   PROSPECTUS
                            ------------------------

                            Money Market Mutual Fund
                                (Class A Shares)

                           California Tax-Free Money
                               Market Mutual Fund

                            National Tax-Free Money
                               Market Mutual Fund

                            ------------------------
                                 July 19, 1995
                            ------------------------

                                NOT FDIC INSURED

SIG 014 (7/95)

                             STAGECOACH FUNDS, INC.

                        SUPPLEMENT DATED JANUARY 2, 1996
           TO THE CURRENT PROSPECTUS, AS PREVIOUSLY SUPPLEMENTED, AND
              STATEMENT OF ADDITIONAL INFORMATION OF EACH FUND OF
                             STAGECOACH FUNDS, INC.

     As of January 1, 1996, Wells Fargo Bank, N.A. provides investment advisory services for approximately $33 billion of assets.

     Each Fund's current Prospectus, as supplemented, and Statement of Additional Information are hereby amended accordingly.

                                      LOGO

                         ------------------------------

                                   PROSPECTUS

                         ------------------------------

                                GINNIE MAE FUND

                               SHORT-INTERMEDIATE
                                U.S. GOVERNMENT
                                  INCOME FUND

                                  May 1, 1995
               As Supplemented on May 2, 1995 and August 24, 1995

                              STAGECOACH FUNDS(R)

                                GINNIE MAE FUND
                 SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

  Stagecoach Funds, Inc. (the "Company") is a professionally managed, open-end series investment company. This Prospectus contains information about two of the funds in the Stagecoach Family of Funds - the GINNIE MAE FUND and the SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND (each a "Fund" and, collectively, the "Funds").

  The GINNIE MAE FUND seeks to provide investors with a long-term total rate of return through preserving capital and earning high interest income by investing principally in a portfolio of U.S. Government mortgage pass-through securities, consisting primarily of securities issued by the Government National Mortgage Association (popularly called "Ginnie Maes"), Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. The SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND seeks to provide investors with current income, while preserving capital, by investing primarily in a portfolio consisting of short- to intermediate-term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

  Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Funds' goals match your own. Statements of Additional Information ("SAIs"), dated May 1, 1995, for the Funds, have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference. The SAI for each Fund is available free of charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling the Company at 800-222-8222. If you hold shares in an IRA, please call 1-800-BEST-IRA for information or assistance.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                          PROSPECTUS DATED MAY 1, 1995
               AS SUPPLEMENTED ON MAY 2, 1995 AND AUGUST 24, 1995

                                                                      PROSPECTUS

  The Ginnie Mae Fund offers two classes of shares - Class A Shares and Class B Shares (each, a "Class"). The Short-Intermediate U.S. Government Income Fund offers a single class of shares.

  Each Fund is advised by Wells Fargo Bank, which also serves as each Fund's transfer and dividend disbursing agent and Custodian. In addition, Wells Fargo Bank is a Shareholder Servicing Agent (as defined below) and a Selling Agent (as defined below). Stephens Inc. ("Stephens") is the Funds' sponsor and administrator and serves as the distributor of the Funds' shares.

  THE FUNDS' SHARES AND PORTFOLIO INVESTMENTS (EXCEPT AS NOTED UNDER "HOW THE FUNDS WORK - INVESTMENT OBJECTIVES AND POLICIES" AND "PROSPECTUS APPENDIX - ADDITIONAL INVESTMENT POLICIES") ARE NOT INSURED OR GUARANTEED BY THE UNITED STATES OR ANY FEDERAL AGENCY OR INSTRUMENTALITY.

 WELLS FARGO BANK IS THE INVESTMENT ADVISER AND PROVIDES CERTAIN OTHER SERVICES
  TO THE FUNDS, FOR WHICH IT IS COMPENSATED. STEPHENS, WHICH IS NOT AFFILIATED
      WITH WELLS FARGO BANK, IS THE SPONSOR AND DISTRIBUTOR FOR THE FUNDS.

PROSPECTUS

                               TABLE OF CONTENTS
                                    -------

PROSPECTUS SUMMARY                                                             1

SUMMARY OF FUND EXPENSES                                                       5

FINANCIAL HIGHLIGHTS                                                           8

HOW THE FUNDS WORK                                                            10

THE FUNDS AND MANAGEMENT                                                      15

INVESTING IN THE FUNDS                                                        17

DIVIDENDS                                                                     28

HOW TO REDEEM SHARES                                                          28

ADDITIONAL SHAREHOLDER SERVICES                                               33

MANAGEMENT AND SERVICING FEES                                                 36

TAXES                                                                         40

PROSPECTUS APPENDIX - ADDITIONAL INVESTMENT POLICIES                         A-1

                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY

  The Funds provide you with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides you with summary information about the Funds. For more information, please refer specifically to the identified Prospectus sections and generally to the Prospectus and SAI for each Fund.

Q.  WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

A. The GINNIE MAE FUND seeks to provide investors with a long-term total rate of return through preserving capital and earning high interest income by investing principally in a portfolio of U.S. Government mortgage pass-through securities, consisting primarily of securities issued by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). Under normal market conditions, the Fund will invest at least 65% of its assets in securities issued by GNMA.

    The SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND seeks to provide investors with current income, while preserving capital, by investing primarily in a portfolio consisting of short- to intermediate-term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The Fund invests primarily in U.S. Treasury securities, notes and bonds and obligations issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises such as GNMA and FNMA. Under normal market conditions, at least 65% of the Fund's total assets will be invested in U.S. Government obligations and the dollar-weighted effective average maturity of the portfolio is expected to be between two and five years. The Fund may also invest in investment-grade corporate debt obligations. The Fund is designed for investors with investment horizons of two to five years.

Q.  WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as the Funds' investment adviser, manages your investments. Wells Fargo Bank also provides transfer agency and dividend disbursing agency and custodial services to the Funds. In addition, Wells Fargo Bank is a Shareholder Servicing Agent and a Selling Agent under a Selling Agreement with Stephens, the Funds' distributor. See "The Funds and Management" and "Management and Servicing Fees."

Q.  HOW DO I INVEST?

A. You may invest by purchasing shares of the Funds at their public offering price, which is the net asset value per share plus any applicable sales charge. Class A Shares of the Ginnie Mae Fund are subject to a maximum front-end sales charge of 4.50%.

                                       1                              PROSPECTUS

    Class B Shares of the Ginnie Mae Fund that are redeemed within four years of purchase are subject to a maximum contingent deferred sales charge of 3.00% of the lesser of net asset value at purchase or net asset value at redemption. The shares of the Short-Intermediate U.S. Government Income Fund are subject to a maximum front-end sales charge of 3.00%. In some cases, such as for investments by certain fiduciary or retirement accounts, the front-end sales charge may be waived. In particular, no front-end sales charge is imposed on sales of Class A Shares of the Ginnie Mae Fund and shares of the Short-Intermediate U.S. Government Income Fund made to various retirement plan customers of Wells Fargo Bank, including IRAs, Simplified Employee Pension Plans and other self-directed retirement plans for which Wells Fargo Bank serves as trustee. In other cases, the front-end sales charge may be reduced. You may open an account by investing at least $1,000 and may make additional investments of at least $100, although certain exceptions to these minimums may be available. Shares of a Fund may be purchased by wire, by check or by electing an automatic investment feature called the AutoSaver Plan on any day the Fund is open. See "Investing in the Funds." For more details, contact Stephens (the Funds' Sponsor and Distributor), a Shareholder Servicing Agent or Selling Agent (such as Wells Fargo Bank).

Q.  HOW WILL I RECEIVE DIVIDENDS AND ANY CAPITAL GAINS?

A. Dividends from net investment income of the Funds are declared daily. Dividends paid by the Short-Intermediate U.S. Government Income Fund are automatically reinvested at net asset value without a sales charge in shares of the Fund paying the dividends. Dividends paid by the Ginnie Mae Fund are automatically reinvested in shares of the Class of the Fund which paid such dividends. You may also elect to receive dividends in cash or to reinvest the dividends in shares of the same class of another multi-class fund or in shares of certain other funds in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Any capital gains will be distributed at least annually in the same manner. The net investment income available for distribution to holders of Class B Shares will be reduced by the amount of the higher Rule 12b-1 fee payable on behalf of the Class B Shares. Class B Shares automatically convert into Class A Shares of the same Fund six years after the end of the month in which they were acquired. See "Dividends" and "Additional Shareholder Services."

Q.  HOW MAY I REDEEM SHARES?

A. You may redeem your shares by telephone, by letter, or by an automatic feature called the Systematic Withdrawal Plan on any day the New York Stock Exchange is open for business. Contingent deferred sales charges may be charged upon redemption of Class B Shares. In addition, the Company reserves the right to impose charges for wiring redemption proceeds. See "How To Redeem Shares" and "How to Purchase Shares - Contingent Deferred Sales Charges - Class B Shares."

PROSPECTUS                             2

    For more details, contact Stephens, a Shareholder Servicing Agent or a Selling Agent (such as Wells Fargo Bank).

Q.  WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
    INVESTMENT?

A. An investment in any of the Funds is not insured against loss of principal. Therefore, you should be prepared to accept some risk with the money you invest in the Funds. As with all mutual funds, there can be no assurance that the Funds will achieve their investment objectives.

    Each Fund invests primarily in U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so.

    In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase, and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

    Although the GNMA securities in the Ginnie Mae Fund's portfolio are guaranteed by the U.S. Government as to timely payment of principal and interest, this Fund as well as the other Funds, also may purchase other types of U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government. In addition, the corporate debt securities in which the Short-Intermediate U.S. Government Income Fund may invest are subject to credit risk, which is the risk that the issuer cannot pay all or a portion of the obligation represented by a particular security.

    The adjustable rate feature of the mortgages underlying the adjustable rate mortgage securities ("ARMS") and the collateralized mortgage obligations ("CMOs") in

                                       3                              PROSPECTUS
    which the Short-Intermediate U.S. Government Income Fund invests should reduce, but will not eliminate, price fluctuations in such securities. Accordingly, the net asset value of shares of this Fund, as well as the other Funds, will fluctuate.

Q.  WHAT ARE DERIVATIVES AND DO THE FUNDS USE THEM?

A. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as adjustable rate mortgage-backed securities, floating- and variable-rate instruments and certain U.S. Government obligations, are considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

Q.  WHAT STEPS DO THE FUNDS TAKE TO CONTROL DERIVATIVES-RELATED RISKS?

A. Wells Fargo Bank, as investment adviser, uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose the Fund to undue risks and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Derivatives use by each Fund also is subject to broadly applicable investment policies. For example, the Funds may not invest more than a specified percentage of their assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage. For more information on all of the Funds' investment activities, see "Prospectus Appendix -- Additional Investment Policies."

PROSPECTUS                             4

                            SUMMARY OF FUND EXPENSES

  This expense summary is a standard format required for all mutual funds to help you understand the various costs and expenses you will bear directly or indirectly as a shareholder of the Funds. As shown below, you are not charged exchange fees. You should consider this expense information together with the important information in this Prospectus, including the Funds' investment objectives and policies.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                                  SHORT-INTERMEDIATE
                            GINNIE MAE FUND    GINNIE MAE FUND     U.S. GOVERNMENT
                            (CLASS A SHARES)   (CLASS B SHARES)      INCOME FUND
                            ----------------   ----------------   ------------------
Maximum Sales Charge
    Imposed on Purchases
    (as a percentage of
    offering price) .......       4.50%              None                3.00%
Sales Charge Imposed on
    Reinvested
    Dividends .............       None               None                None
Maximum Sales Charge
    Imposed on
    Redemptions* ..........       None               3.00%               None
Exchange Fees .............       None               None                None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                GINNIE MAE FUND   SHORT-INTERMEDIATE
                             GINNIE MAE FUND       (CLASS B        U.S. GOVERNMENT
                             (CLASS A SHARES)       SHARES)          INCOME FUND
                             ----------------   ---------------   ------------------
Management Fee .............          0.50%             0.50%               0.50%
Rule 12b-1 Fee .............          0.05%             0.70%               0.05%
Total Other Expenses(1):
    Shareholder Servicing
      Fee(1)** .............   0.19%             0.19%               0.30%
    Administrative Fee .....   0.03%             0.03%               0.03%
    Other Expenses(1) ......   0.06%             0.06%               0.07%
                               ----              ----                ----
                                      0.28%             0.28%               0.40%
                                      ----              ----                ----
TOTAL FUND OPERATING
  EXPENSES(1) ..............          0.83%             1.48%               0.95%

-------------------------------

  (1) After any waivers or reimbursements.
    * The Company reserves the right to impose a charge for wiring redemption proceeds.
   ** The Funds understand that a Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Funds, such as requiring a higher minimum initial investment or payment of a separate fee for additional services.

                                       5                              PROSPECTUS

            EXAMPLE OF EXPENSES              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------   --------
You would pay the following expenses on a
$1,000 investment in shares of the
specified Fund, assuming (A) a 5% annual
return and (B) redemption at the end of
each time period indicated:

    Ginnie Mae Fund (Class A Shares).......   $ 53      $70       $89       $143
    Short-Intermediate U.S. Government
      Income Fund..........................   $ 39      $59       $81       $143

EXAMPLE OF EXPENSES - CLASS B SHARES

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------   --------
You would pay the following expenses on a
$1,000 investment in Class B Shares of the
Fund, assuming (A) a 5% annual return and
(B) redemption at the end of each time
period indicated:

    Ginnie Mae Fund........................   $ 45      $57       $99       $103

You would pay the following expenses on a $1,000 investment in Class B Shares of the Fund, assuming a 5% annual return and no redemption:

    Ginnie Mae Fund........................   $ 15      $47       $99       $103

                             EXPLANATION OF TABLES

  SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell shares of the Funds. You are subject to a front-end sales charge on purchases of Class A Shares of the Ginnie Mae Fund and shares of the Short-Intermediate U.S. Government Income Fund. You may be subject to a contingent deferred sales charge on Class B Shares if you redeem such shares within a specified period. See "Investing in the Funds - Sales Charges." The Company reserves the right to impose a charge for wiring redemption proceeds. In certain instances, you may qualify for a reduction or waiver of the front-end sales charge. See "Investing in the Funds - Sales Charges."

  ANNUAL FUND OPERATING EXPENSES for the Class A Shares of the Ginnie Mae Fund and the shares of the Short-Intermediate U.S. Government Income Fund are based on amounts incurred during the most recent fiscal year, restated to reflect voluntary fee waivers and expense reimbursements that are expected to continue during the current fiscal year. Wells Fargo Bank and Stephens each has agreed to waive or reimburse all or a portion of its respective fees if certain expenses of the Funds exceed limits set by state securities laws or regulations. In addition, Wells Fargo Bank and Stephens, at their sole discretion, may waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, a Fund. Any waivers or reimbursements would reduce a Fund's total expenses. There can be no assurances that waivers or reimbursements will continue. Absent waivers and reimbursements, the percentages shown above under "Total Other

PROSPECTUS                             6

Expenses" and "Total Fund Operating Expenses" would be 0.52% and 1.07%, respectively, for the Class A Shares of the Ginnie Mae Fund and 1.73% and 2.28%, respectively, for the shares of the Short-Intermediate U.S. Government Income Fund. Since Class B Shares were not offered during 1994, the percentages shown above with respect to Class B Shares under "Total Other Expenses" and "Total Fund Operating Expenses" reflect certain anticipated voluntary fee waivers and expense reimbursements for the current fiscal year. Absent waivers and reimbursements, the "Total Other Expenses" and "Total Fund Operating Expenses" would be 0.57% and 1.77%, respectively, for Class B Shares of the Ginnie Mae Fund. The Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers ("NASD"). For more complete descriptions of the various costs and expenses you can expect to incur as an investor in each Fund, please see the Prospectus sections captioned "Investing in the Funds - How To Buy Shares" and "Management and Servicing Fees."

  EXAMPLE OF EXPENSES is a hypothetical example that illustrates the expenses associated with a $1,000 investment in shares of the Funds over stated periods, based on the expenses in the respective tables above and an assumed annual rate of return of 5%. This rate of return should not be considered an indication of actual or expected performance of a Fund. In addition, the example should not be considered a representation of past or future expenses and actual expenses may be greater or lesser than those shown.

                                       7                              PROSPECTUS

                              FINANCIAL HIGHLIGHTS

  The following information for each of the Funds has been derived from the Financial Highlights in the Funds' 1994 annual financial statements. The financial statements are included in the SAI for each Fund. Except for periods ending prior to January 1, 1992, which were audited by other auditors whose report dated February 19, 1992, expressed an unqualified opinion on this information, the Financial Statements have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated February 17, 1995 also is included in the SAIs. This information should be read in conjunction with the Funds' 1994 annual financial statements and the notes thereto. The SAI for each Fund has been incorporated by reference into this Prospectus. Financial information is not provided in connection with Class B Shares because Class B Shares were not offered during the periods presented.

                                GINNIE MAE FUND

                    FOR A CLASS A SHARE OUTSTANDING AS SHOWN

                               YEAR ENDED   YEAR ENDED   YEAR ENDED
                                DEC. 31,     DEC. 31,     DEC. 31,    PERIOD ENDED*
                                  1994         1993         1992      DEC. 31, 1991
                               ----------   ----------   ----------   -------------
Net asset value, beginning of
  period.......................    $11.31      $11.34       $11.42        $10.00
Income from investment
  operations:
Net investment income..........      0.77        0.83         0.83          0.83
Net realized and unrealized
  capital gains/(losses) on
  investments..................     (1.13)      (0.03)       (0.08)         0.59
Total from investment
  operations...................     (0.36)       0.80         0.75          1.42
Less distributions:
Dividends from net investment
  income.......................     (0.77)      (0.83)       (0.83)         0.00
Distributions from net realized
  capital gains................      0.00        0.00         0.00          0.00
Total distributions............     (0.77)      (0.83)       (0.83)         0.00
Net asset value, end of
  period.......................    $10.18      $11.31       $11.34        $11.42
Total return (not
  annualized)+.................     (3.23)%      7.19%        6.86%        14.30%
Ratios/supplemental data:
Net assets, end of period
  (000)........................  $171,288    $303,530     $184,692       $34,870
Number of shares outstanding,
  end of period (000)..........    16,818      26,835       16,289         3,053
Ratios of average net assets
  (annualized):
Ratio of expenses to average
  net assets(1)................      0.73%       0.46%        0.46%         1.04%
Ratio of net investment income
  to average net assets(2).....      7.20%       7.19%        7.93%         7.66%
Portfolio turnover.............        69%        121%          73%          241%
-------------------
(1) Ratio of expenses to
    average net assets prior
    to waived fees and
    reimbursed expenses........      1.07%       1.02%        1.26%         1.05%
(2) Ratio of net investment
    income to average net
    assets prior to waived
    fees and reimbursed
    expenses.......................      6.86%       6.63%        7.13%         7.65%

 *  The Fund commenced operations on January 3, 1991. The financial information for the fiscal period ended December 31, 1991 is based on the financial information for the Ginnie Mae Fund ("IRA Ginnie Mae Fund") of the Wells Fargo Investment
    Trust for Retirement Programs ("Trust") which was reorganized into the Ginnie
    Mae Fund on January 1, 1992.
 +  Total returns do not include any sales charges.

PROSPECTUS                             8

                       SHORT-INTERMEDIATE U.S. GOVERNMENT
                                  INCOME FUND
                        FOR A SHARE OUTSTANDING AS SHOWN

                                                   YEAR ENDED     PERIOD ENDED*
                                                  DEC. 31, 1994   DEC. 31, 1993
                                                  -------------   -------------
Net asset value, beginning of period............       $9.99         $10.00
Income from investment operations:
Net investment income...........................        0.46           0.06
Net realized and unrealized capital
  gains/(losses) on investments.................       (0.60)         (0.01)
Total from investment operations................       (0.14)          0.05
Less distributions:
Dividends from net investment income............       (0.46)         (0.06)
Distributions from net realized capital gains...        0.00           0.00
Total distributions.............................       (0.46)         (0.06)
Net asset value, end of period..................       $9.39          $9.99
Total return (not annualized)+..................       (1.42)%         0.40%
Ratios/supplemental data:
Net assets, end of period (000).................     $11,602         $8,557
Number of shares outstanding, end of period
  (000).........................................       1,236            857
Ratios to average net assets (annualized):
Ratio of expenses to average net assets(1)......        0.25%          0.00%
Ratio of net investment income to average net
  assets(2).....................................        4.75%          3.49%
Portfolio turnover..............................         288%           N/A
-------------------
(1) Ratio of expenses to average net assets
    prior to waived fees and reimbursed
    expenses....................................        2.28%          2.45%
(2) Ratio of net investment income to average
    net assets prior to waived fees and
    reimbursed expenses.........................        2.72%          1.04%

 *  The Fund commenced operations on October
    27, 1993.
 +  Total returns do not include any sales
    charges.

                                       9                              PROSPECTUS

                               HOW THE FUNDS WORK

INVESTMENT OBJECTIVES AND POLICIES

GINNIE MAE FUND

  The Ginnie Mae Fund seeks to provide investors with a long-term total rate of return through preserving capital and earning high interest income by investing principally in a portfolio of U.S. Government mortgage pass-through securities, consisting primarily of securities issued by GNMA, FNMA and FHLMC. This investment objective is fundamental and cannot be changed without shareholder approval. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective. Under normal market conditions, the Fund will invest at least 65% of its total assets in GNMA securities. These securities may bear interest at rates that are not fixed ("floating- and variable-rate instruments") or may be purchased on a "when-issued" or "firm commitment basis." The Fund also may invest in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government, and repurchase agreements.

  GNMAs, FNMAs and FHLMCs are mortgage-backed securities representing part ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the entity, is offered to investors through securities dealers. Once approved by GNMA, a government corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal of a GNMA security is guaranteed by the full faith and credit of the U.S. Government. FNMA and FHLMC are federally chartered corporations supervised by the U.S. Government and acting as government-sponsored enterprises. FNMA and FHLMC securities are not direct obligations of the U.S. Treasury, but are supported by the credit of FNMA or FHLMC only. FNMA guarantees timely payment of interest and principal on its securities; FHLMC guarantees timely payment of interest and ultimate payment of principal only.

  Although the GNMA securities in the Ginnie Mae Fund's portfolio are guaranteed by the U.S. Government as to timely payment of principal and interest, the market value of these securities, upon which the Fund's daily net asset value is based, will fluctuate. The Fund is subject to interest rate risk, that is, the risk that increases in interest rates may adversely affect the value of the securities in which the Fund invests, and hence the value of your investment in the Fund. The value of the securities in which the Fund invests generally changes inversely to changes in interest rates.

  Moreover, no assurance can be given that the U.S. Government would supply financial support to U.S. Government-sponsored enterprises such as FNMA and FHLMC in the event of a default in payment on the underlying mortgages which the government-sponsored enterprise is unable to make good. Principal on the mortgages underlying the

PROSPECTUS                             10
mortgage pass-through securities in which the Ginnie Mae Fund invests may be prepaid in advance of maturity. Such prepayments tend to increase when interest rates decline and may present the Fund with more principal to invest at lower rates. The converse also tends to be the case. Portfolio turnover should not adversely affect the Fund since portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Fund will not incur brokerage expenses.

  The Ginnie Mae Fund may temporarily invest some of its assets in high-quality money market instruments, which include U.S. Government obligations, obligations of domestic and foreign banks, and short-term corporate debt obligations. Such temporary investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of Fund shares or because of unusual market conditions. The Fund also may lend its portfolio securities. A more complete description of the Fund's investments and investment activities is contained in the "Prospectus Appendix - Additional Investment Policies" and in the Fund's SAI.

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

  The Short-Intermediate U.S. Government Income Fund seeks to provide investors with current income, while preserving capital, by investing primarily in a portfolio consisting of short- to intermediate-term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. This investment objective is fundamental and cannot be changed without shareholder approval. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective.

  The Short-Intermediate U.S. Government Income Fund may invest in obligations of any maturity. Under ordinary circumstances, the dollar-weighted effective average maturity of the Fund's portfolio is generally expected to be between two and five years and at least 65% of the value of its total assets will be invested in U.S. Government obligations. The Fund seeks to enhance its total return by shortening the average maturity of portfolio securities when interest rates are anticipated to increase and lengthening the maturity of such portfolio securities to take advantage of anticipated interest rate declines. Portfolio turnover generally involves some expense to the Fund, including dealer mark-ups.

  The Short-Intermediate U.S. Government Income Fund's assets will be invested and reinvested in U.S. Government obligations and in investment-grade corporate debt obligations rated at the date of purchase in the top four rating groups by Standard & Poor's Corporation ("S&P") or Moody's Investor Services, Inc. ("Moody's"), i.e., AAA/Aaa, AA/Aa, A/A, and BBB/Baa by S&P and Moody's, respectively. Securities rated BBB/Baa have speculative characteristics. In addition, it is possible that securities in which the Fund may invest could be downgraded by a ratings group subsequent to purchase by the Fund. The Fund will not hold more than 5% of its assets in securities that have been downgraded below investment grade subsequent to purchase. The Fund

                                       11                             PROSPECTUS
may also purchase securities which represent the interest portion or the principal portion (sometimes referred to as "STRIPs") of securities in which the Fund may otherwise invest. STRIPs have significantly different investment characteristics than the instruments from which they derive. S&P and Moody's assign ratings based upon their judgement of the risk of default of the securities underlying the STRIPs. However, investors should understand that most of the risk of these securities comes from interest rate risk and not from the risk of default. STRIPs may have significantly greater interest rate risk than traditional government securities with identical ratings.

  The Short-Intermediate U.S. Government Income Fund may invest in ARMS whose interest rates are periodically reset when market rates change. The Fund is designed for investors who seek a relatively stable net asset value while providing high current income relative to high-quality, short-term investment alternatives. ARMS are pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. The ARMS in which the Fund may invest are issued or guaranteed by GNMA, FNMA or FHLMC. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMS provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool (less GNMA's, FNMA's or FHLMC's fees and any applicable loan servicing fees.)

  The full and timely payment of principal and interest on GNMA ARMS is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMS are not backed by the full faith and credit of the U.S. Government. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are considered by some investors to be high-quality investments that present minimal credit risks. The yields provided by these ARMS have historically exceeded the yields on other types of U.S. Government securities with comparable maturities. Of course, there can be no assurance that this historical performance will continue or that the Fund will meet its investment objective.

  The Short-Intermediate U.S. Government Income Fund also may invest in the adjustable rate portions of collateralized mortgage obligations ("CMOs") issued by government agencies, instrumentalities or government-sponsored enterprises including, primarily, FNMA and FHLMC, and collateralized by pools of mortgage loans. Payments of principal and interest on the collateral mortgages are used to pay debt service on the CMOs. All CMOs purchased by the Fund will be rated, at the time of purchase, AAA by S&P or Aaa by Moody's. S&P and Moody's assign ratings based upon their judgment of the risk of default (i.e., the risk that the issuer or guarantor may default in the payment of principal and/or interest) of the securities underlying the CMOs. However, investors should understand that most of the risk of these securities comes from interest rate risk

PROSPECTUS                             12

(i.e., the risk that market interest rates may adversely affect the value of the securities in which the Fund invests) and not from the risk of default. CMOs may have significantly greater interest rate risk than traditional government securities with identical ratings. The adjustable rate portions of CMOs have significantly less interest rate risk.

  The Short-Intermediate U.S. Government Income Fund, on a temporary basis may invest cash balances in U.S. Treasury bills, engage in repurchase agreements and lend its portfolio securities, provided the value of such loans of portfolio securities does not exceed one-third of the current value of its total assets. Such temporary investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of Fund shares or because of unusual market conditions. A more complete description of the Fund's investments and investment activities is contained in the "Prospectus
Appendix - Additional Investment Policies" and in the Fund's SAI.

  Although the ARMS are guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises as noted above), the market value of these securities, upon which the Short-Intermediate Government Income Fund's daily net asset value is based, will fluctuate. The Fund is subject to interest rate risk, that is, the risk that increases in interest rates may adversely affect the value of the securities in which the Fund invests, and hence the value of your investment in the Fund. The values of these securities generally change inversely to changes in interest rates. However, the adjustable rate feature of the mortgages underlying the ARMS and the CMOs in which the Fund may invest should reduce, but will not eliminate, price fluctuations in such securities, particularly during periods of extreme fluctuations in market interest rates.

  Moreover, there can be no assurance that the U.S. Government would supply financial support to its agencies or instrumentalities, where it is not obligated to do so. Principal on the mortgages underlying the mortgage pass-through securities in which the Short-Intermediate U.S. Government Income Fund invests may be prepaid in advance of maturity; these prepayments tend to increase when interest rates decline, presenting the Fund with more principal to invest at lower rates. The converse also tends to be the case when interest rates rise.

  A more complete description of the Short-Intermediate U.S. Government Income Fund's investments and investment activities is contained in the "Prospectus Appendix - Additional Investment Policies" and in the Fund's SAI.

  U.S. Government obligations have been selected by Wells Fargo Bank as the Short-Intermediate U.S. Government Income Fund's principal investments because of their relatively low purchase and sale transaction costs and because of the low default risk associated with them (i.e., they are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities).

                                       13                             PROSPECTUS

  On May 2, 1995, the Company's Board of Directors approved an Agreement and Plan of Reorganization (the "Plan"). Under the Plan, the Short-Intermediate U.S. Government Income Fund will acquire all of the assets of the Variable Rate Government Fund, a Fund of the Stagecoach Family of Funds, in exchange for shares of the Short-Intermediate U.S. Government Income Fund and the assumption by the Short-Intermediate U.S. Government Income Fund of stated liabilities of the Variable Rate Government Fund. The Plan has been approved by shareholders of the Variable Rate Government Fund at a Special Meeting of Shareholders on August 7, 1995, and the reorganization will take place at the end of August 1995.

  A more complete description of the Short-Intermediate U.S. Government Income Fund's investments and investment activities is contained in the "Prospectus Appendix - Additional Investment Policies" and in the Fund's SAI.

PERFORMANCE

  The performance of shares of the Short-Intermediate U.S. Government Income Fund and each Class of shares of the Ginnie Mae Fund may be advertised in terms of yield and average annual total return. These performance figures are based on historical results and are not intended to indicate future performance.

  The yield of a Class of shares of the Ginnie Mae Fund is calculated by dividing the net investment income per share earned during a specified period (usually 30 days) for the Class A shares by the public offering price per share (which includes the maximum sales charge), or for the Class B shares by the net asset value per share (which does not include the maximum contingent deferred sales charge), on the last day of such period and annualizing the result. The yield of the shares of the Short-Intermediate U.S. Government Income Fund is calculated by dividing the Fund's net investment income per share earned during a specified period (usually 30 days) by the public offering price per share (which includes the maximum sales charge) on the last day of such period and annualizing the result. In addition to presenting a standardized yield, at times, each Fund also may present nonstandardized yields, total returns and distribution rates for purposes of sales literature. For example, the performance figure may be calculated on the basis of an investment in the Funds at the net asset value per share or at net asset value per share plus a reduced sales charge, rather than the public offering price per share. In this case, the figure might not reflect the effect of the sales charge that you may have paid (see "Investing in the Funds - How To Buy Shares").

  Standardized and nonstandardized total return figures for shares of the Short-Intermediate U.S. Government Income Fund or a Class of shares of the Ginnie Mae Fund also may be presented. Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment in the Fund or Class and assumes that all the dividends and capital gain distributions attributable to the Fund or Class, as the case may be, are reinvested at net asset value in such Fund or Class. Standardized average annual total return is calculated for Class A Shares assuming you

PROSPECTUS                             14
have paid the maximum sales charge, and for Class B Shares assuming on a one-year investment you have paid the maximum contingent deferred sales charge, on your hypothetical investment. Nonstandardized total return may be calculated assuming no sales charge or a reduced sales charge was paid on such investment.

  Because of differences in the fees and/or expenses borne by Class B Shares, the performance figures on such shares can be expected, at any given time, to be lower than the performance figures on Class A Shares. Standardized performance quotations are computed separately for Class A and Class B Shares.

  Additional information about the performance of each Fund is contained in the Annual Report for each Fund. The Annual Reports may be obtained free of charge by calling the Company at 800-222-8222.

                            THE FUNDS AND MANAGEMENT

  The Funds are two of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of nine other series: the Asset Allocation Fund, the California Tax-Free Bond Fund, the California Tax-Free Income Fund, the California Tax-Free Money Market Mutual Fund, the Corporate Stock Fund, the Diversified Income Fund, the Growth and Income Fund, the Money Market Mutual Fund and the U.S. Government Allocation Fund. The Board of Directors of the Company supervises each Fund's activities and monitors its contractual arrangements with various service-providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be requested for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing a Fund's investment objectives or fundamental investment policies. All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by series or Class, unless otherwise required by law (such as when the voting matter affects only one series or Class). As a shareholder of a Fund, you receive one vote for each share you own and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the Funds' SAIs.

  Wells Fargo Bank is the Funds' investment adviser, transfer agent and dividend disbursing agent. Wells Fargo Bank is also the custodian for the Ginnie Mae Fund and the Short-Intermediate U.S. Government Income Fund. In addition, Wells Fargo Bank is a Shareholder Servicing Agent of the Funds and a Selling Agent under Selling Agreements with the Funds' distributor. Wells Fargo Bank, one of the ten largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of June 30, 1995, various divisions and affiliates of Wells Fargo Bank provided

                                       15                             PROSPECTUS
investment advisory services for approximately $211 billion of assets of individuals, trusts, estates and institutions. As of June 30, 1995, Wells Fargo Bank managed or advised approximately $28 billion in assets. Wells Fargo Bank also serves as the investment adviser to the other separately managed series of the Company, and to seven other registered, open-end, management investment companies, which consist of several separately managed investment portfolios. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94163.

  Mr. Paul Single assumed responsibility for the day-to-day management of the portfolio of the Ginnie Mae Fund on May 1, 1995. Mr. Single has managed taxable bond portfolios for over a decade, and has specific expertise in mortgage-backed securities. Prior to joining Wells Fargo Bank, in early 1988, he was a senior portfolio manager for Benham Capital Management Group. Mr. Single received his B.S. from Springfield College and is a chartered financial analyst.

  Mr. Mark Kraschel has been responsible for the day-to-day management of the portfolio of the Short-Intermediate U.S. Government Income Fund since October 1993. He has also been responsible for the day-to-day management of the portfolio of the Ginnie Mae Fund since May 1, 1995. He has specialized in short-term bond investment applications for over a decade. He joined Wells Fargo Bank in 1988 after five years in fixed-income management at First Boston Corporation. Mr. Kraschel holds a B.S. in business administration from the University of Oregon and an M.B.A. in finance from the University of San Francisco.

  Mr. Scott Smith also has been responsible for the day-to-day management of the portfolio of the Short-Intermediate U.S. Government Income Fund since 1993 and has been responsible for the management of the portfolio of the Ginnie Mae Fund since May 1, 1995. He joined Wells Fargo Bank in 1988 as a taxable money market portfolio specialist. His experience includes a position with a private money management firm with mutual fund investment operations. Mr. Smith holds a B.A. degree from the University of San Diego and is a chartered financial analyst.

  Stephens is the Funds' sponsor and administrator, and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years and have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

PROSPECTUS                             16

                             INVESTING IN THE FUNDS

OPENING AN ACCOUNT

  You can buy shares in either Fund in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, you may call 1-800-222-8222.

  After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional applications. A separate application must be processed for each different umbrella account number (even if the registration is the same).

  Call the number on your confirmation statement to obtain information about what is required to change registration.

  The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

  To invest in the Funds through a tax-deferred retirement plan, please contact a Shareholder Servicing Agent or a Selling Agent to receive information and the required separate application. See "Tax-Deferred Retirement Plans" below.

SHARE VALUE

  The value of a share of each Fund is its "net asset value," or NAV. The NAV per share of the Short-Intermediate U.S. Government Income Fund is computed by adding the value of the Fund's portfolio investments plus cash and other assets, deducting liabilities and then dividing the result by the total number of Fund shares outstanding. The NAV of a share of a Class of the Ginnie Mae Fund is the value of total net assets attributable to each Class divided by the number of outstanding shares of that Class. The value of the net assets per Class is determined daily by adjusting the net assets per Class at the beginning of the day by the value of each Class's shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day for each Class by attributing to each Class a pro rata share of daily income and common expenses, and by assigning class specific expenses to each Class as appropriate. The NAV of a share of each Class is expected to fluctuate daily.

  The Funds are open for business each day the New York Stock Exchange ("NYSE") is open for trading ("Business Day"). Currently, the NYSE is closed on New Year's Day,

                                       17                             PROSPECTUS

Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each, a "Holiday"). When any Holiday falls on a weekend, the NYSE is closed on the weekday immediately before or after such Holiday. Wells Fargo Bank calculates the NAV of the Funds and each Class of the Funds, as appropriate, each Business Day as of the close of regular trading on the NYSE (referred to hereafter as "the close of the NYSE"), which is currently 1:00 p.m. (Pacific time).

  Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the other assets of the Funds are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the Company's Board of Directors. Prices used for such valuations may be obtained from independent pricing services.

HOW TO BUY SHARES

  Shares of the Funds are offered continuously at the applicable offering price (the NAV plus the applicable sales charge) next determined after a purchase order is received in the form specified for the purchase method being used, as described in the following sections. Payment for shares purchased through a Selling Agent will not be due from the Selling Agent until the settlement date. The settlement date is normally three Business Days after the order is placed. It is the responsibility of the Selling Agent to forward payment for shares being purchased to a Fund promptly. Payment must accompany orders placed directly through the Transfer Agent.

  Payments for shares of each Fund will be invested in full and fractional shares of the Fund at the applicable offering price. If shares are purchased by a check which doesn't clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Funds may hold payment on any redemption until reasonably satisfied that your payments made by check have been collected (which may take up to 15 days). The Company reserves the right to reject any purchase order or suspend sales at any time.

  The minimum initial investment is $100 by the AutoSaver Plan purchase method (described below), $250 for any tax-sheltered retirement account for which Wells Fargo Bank serves as trustee or custodian under a prototype trust approved by the Internal Revenue Service ("IRS") (a "Plan Account"), and $1,000 by all other methods or for all other investors. All subsequent investments must be at least $100. If you have questions regarding purchases of shares, please contact the Company at 800-222-8222, or a Shareholder Servicing Agent or Selling Agent.

SALES CHARGES

  Set forth below are the Front-end Sales Charge Schedules listing the front-end sales charges applicable to purchases of Class A Shares of the Ginnie Mae Fund and shares of the Short-Intermediate U.S. Government Income Fund. As shown below, reductions in

PROSPECTUS                             18
the rates of front-end sales charges ("Volume Discounts") are available as you purchase additional shares (other than Class B Shares). You should consider the front-end sales charge information set forth below and the other information contained in this Prospectus when making your investment decisions.

  The following is the Front-end Sales Charge Schedule for purchasing Class A Shares of the Ginnie Mae Fund:

                          FRONT-END          FRONT-END
                         SALES CHARGE     SALES CHARGE AS    DEALER ALLOWANCE
                           AS % OF           % OF NET            AS % OF
  AMOUNT OF PURCHASE    OFFERING PRICE    AMOUNT INVESTED     OFFERING PRICE
----------------------- --------------    ---------------    ----------------
Less than $50,000......      4.50%              4.71%              4.00%
$50,000 up to
  $99,999..............      4.00               4.17               3.55
$100,000 up to
  $249,999.............      3.50               3.63               3.125
$250,000 up to
  $499,999.............      3.00               3.09               2.65
$500,000 up to
  $999,999.............      2.00               2.04               1.75
$1,000,000 and over....      1.00               1.01               0.85

  The following is the Front-end Sales Charge Schedule for purchasing shares of the Short-Intermediate U.S. Government Income Fund:

                          FRONT-END          FRONT-END
                         SALES CHARGE     SALES CHARGE AS    DEALER ALLOWANCE
                           AS % OF           % OF NET            AS % OF
  AMOUNT OF PURCHASE    OFFERING PRICE    AMOUNT INVESTED     OFFERING PRICE
----------------------- --------------    ---------------    ----------------
Less than $100,000.....      3.00%              3.09%              2.65%
$100,000 up to
  $249,999.............      2.25               2.30               2.00
$250,000 up to
  $599,999.............      1.50               1.52               1.30
$600,000 and over......      0.60               0.60               0.50

  Class B Shares are not subject to a front-end sales charge. However, Class B Shares which are redeemed within one, two, three or four years from the date of purchase of such shares will be subject to a contingent deferred sales charge equal to 3.00%, 2.00%, 1.00% and 1.00%, respectively, of the dollar amount equal to the lesser of the NAV at the time of purchase of the shares being redeemed or the NAV of such shares at the time of redemption. See "Investing in the Funds - Contingent Deferred Sales Charges - Class B Shares."

  A selling agent or servicing agent and any other person entitled to receive compensation for selling or servicing shares may receive different compensation for selling or servicing Class A Shares as compared with Class B Shares.

                                       19                             PROSPECTUS

  If Class A shares are purchased through a Selling Agent, Stephens reallows the portion of the sales charge shown above as the Dealer Allowance. Stephens also compensates Selling Agents for sales of Class B Shares, and is then reimbursed out of applicable Rule 12b-1 Fees and contingent deferred sales charges applicable to such shares. When shares are purchased directly through the Transfer Agent and no Selling Agent is involved with the purchase, the entire front-end sales charge is paid to Stephens. In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

REDUCED SALES CHARGE

  Volume Discounts

  The Volume Discounts described in the Front-end Sales Charge Schedules are available to you based on the combined dollar amount you invest in shares of one or more of the Company's funds which assess a front-end sales charge (the "Load Funds"). Since Class B Shares are not subject to front-end sales charges, you may not consider the amount of any Class B Shares you hold in determining a Volume Discount.

  Right of Accumulation

  The Right of Accumulation allows you to combine the amount you invest in Class A Shares of the Ginnie Mae Fund and in shares of the Short-Intermediate U.S. Government Income Fund with the total NAV of Class A Shares or other shares (other than Class B Shares) in any of the Load Funds to determine reduced sales charges in accordance with the above Sales Charge Schedules. In addition, you also may combine the total NAV of shares (other than Class B Shares) which you currently have invested in any other mutual fund that assesses a front-end sales charge and is advised by Wells Fargo Bank and sponsored by Stephens. For example, if you own Class A Shares of the Load Funds with an aggregate NAV of $90,000 and you invest an additional $20,000 in Class A Shares of a Fund, the front-end sales charge on the additional $20,000 investment would be 3.50% of the applicable offering price for the Ginnie Mae Fund and 2.25% for the Short-Intermediate U.S. Government Income Fund. To obtain such discount, you must provide sufficient information at the time of your purchase to verify that your purchase qualifies for the reduced front-end sales charge. Confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time without prior notice with respect to all subsequent shares purchased.

  Letter of Intent

  A Letter of Intent allows you to purchase Class A Shares of the Ginnie Mae Fund and shares of the Short-Intermediate U.S. Government Income Fund over a 13-month period

PROSPECTUS                             20
at a reduced front-end sales charge based on the total amount you intend to purchase plus the total NAV of shares (other than Class B Shares) in any of the Load Funds you already own. Each investment you make during the period may be made at the reduced front-end sales charge that is applicable to the total amount you intend to invest. If you do not invest the total amount within the period, you must pay the difference between the higher front-end sales charge rate that would have been applied to the purchases you made and the reduced front-end sales charge rate you have paid. The minimum initial investment for a Letter of Intent is 5% of the total amount you intend to purchase, as specified in the Letter. Shares of a Fund equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, a sufficient amount of escrowed shares will be redeemed for payment of the additional front-end sales charge. Dividend and capital gains paid on such shares held in escrow will be reinvested in additional Fund shares.

  Reinvestment

  You may reinvest proceeds from a redemption of Class A Shares or shares of the Short-Intermediate U.S. Government Income Fund in Class A Shares of a Fund or in shares of another of the Company's funds registered in your state of residence at NAV, without a front-end sales charge, within 120 days after your redemption. However, if the fund you are purchasing imposes a front-end sales charge that is higher than the one you have paid in connection with the shares you have redeemed, you pay the difference. You may reinvest at NAV up to the total amount of the redemption proceeds. A written purchase order for the shares must be delivered to the Company, a Selling Agent, a Shareholder Servicing Agent, or the Transfer Agent at the time of reinvestment.

  If you realized a gain on your redemption, your reinvestment would not alter the amount of any federal capital gains tax you pay on the gain. If you realized a loss on your redemption, your reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares you purchase by reinvestment and the period of time that elapses after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares you acquire upon the reinvestment.

  Reductions for Families or Fiduciaries

  Reductions in front-end sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

  Waivers for Investments of Proceeds From Other Investments

  Purchases may be made at NAV, without a front-end sales charge, to the extent that: (i) you are (a) investing proceeds from a redemption of shares of another open-end investment company or (b) investing proceeds from a redemption of units of a unit

                                       21                             PROSPECTUS
investment trust sold through Wells Fargo Securities, Inc. on which you paid a front-end sales charge; (ii) such redemption occurred within thirty (30) days prior to the date of the purchase order; and (iii) such other company or trust is distributed and advised by entities other than Stephens and Wells Fargo Bank, respectively, or their affiliates. You must notify the Fund and/or the Transfer Agent at the time you place such purchase order of your eligibility for the waiver of front-end sales charges and provide satisfactory evidence thereof (e.g., a confirmation of the redemption).

  Reductions for Qualified Groups

  Reductions in front-end sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the Investment Company Act of 1940 (the "1940 Act"), which has been in existence for more than six months and which has a primary purpose other than acquiring shares of a Fund at a reduced front-end sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls or has the power to vote 5% or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote 5% or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase shares at a reduced sales load must provide evidence satisfactory to the Transfer Agent of the existence of a bona fide qualified group and their membership therein.

  Waivers for Certain Parties

  Shares of a Fund may be purchased at NAV, without a front-end sales charge, by directors, officers and employees (and their spouses and children under the age of 21) of the Company, Stephens, its affiliates and Selling Agents. Shares of a Fund also may be purchased at NAV, without a front-end sales charge, by present and retired directors, officers and employees (and their spouses and children under the age of 21) of Wells Fargo Bank and its affiliates if Wells Fargo Bank and/or the respective affiliates agree. Shares also may be purchased at NAV, without a front-end sales charge, by employee benefit and thrift plans for such persons and by any investment advisory, trust or other fiduciary account, including a Plan Account, that is maintained, managed or advised by Wells Fargo Bank or its affiliates ("Fiduciary Accounts"). In addition, you may purchase shares of a Fund at NAV, without a front-end sales charge, with proceeds from a required minimum distribution from any Individual Retirement Account ("IRA"), Simplified Employee Pension Plan or other self-directed retirement plan for which Wells Fargo Bank serves as trustee, provided that the proceeds are invested in the Fund within

PROSPECTUS                             22

30 days of such distribution and such distribution is required as a result of reaching age 70 1/2.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES

  Class B Shares are not subject to front-end sales charges but may be subject to contingent deferred sales charges. Class B Shares which are redeemed within one, two, three or four years from the receipt of a purchase order for such shares will be subject to a contingent deferred sales charge equal to 3.00%, 2.00%, 1.00% and 1.00%, respectively, of the dollar amount equal to the lesser of the NAV at the time of purchase of the shares being redeemed or the NAV of such shares at the time of redemption. Contingent deferred sales charges will not be imposed on amounts representing increases in NAV above the NAV at time of purchase. Contingent deferred sales charges will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions. Class B Shares automatically convert into Class A Shares of the same Fund six years after the end of the month in which such Class B Shares were acquired.

  The amount of a contingent deferred sales charge, if any, paid upon redemption of Class B Shares is determined in a manner designed to result in the lowest sales charge rate being assessed. When a redemption request is made, Class B Shares acquired pursuant to the reinvestment of dividends and capital gain distributions are considered to be redeemed first. After this, Class B Shares are considered redeemed on a first-in, first-out basis so that Class B Shares held for a longer period of time are considered redeemed prior to more recently acquired Class B Shares. For a discussion of the interaction between the optional Exchange Privilege and contingent deferred sales charges on Class B Shares, see "Additional Shareholder Services - Exchange Privilege."

  Contingent deferred sales charges are waived on redemptions of Class B Shares
(i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached age 70 1/2, (iii) effected pursuant to the Company's right to liquidate a shareholder's account if the aggregate net asset value of the shareholder's account is less than the minimum account size, or (iv) in connection with the combination of the Company with any other registered investment company by a merger, acquisition of assets, or by any other transaction.

  In deciding whether to purchase Class A or Class B shares, you should compare the fees assessed on Class A Shares (including front-end sales charges) against those assessed on Class B Shares (including potential contingent deferred sales charges and higher Rule 12b-1 Fees than Class A Shares) in light of the amount to be invested and the anticipated time that the shares will be owned.

                                       23                             PROSPECTUS

  You may buy shares of a Fund on any Business Day by any of the methods described below.

INITIAL PURCHASES BY WIRE

1. Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($1,000 or more) to:

   Wells Fargo Bank, N.A.
   San Francisco, California
   Bank Routing Number: 121000248
   Wire Purchase Account Number: 4068-000587
   Attention: Stagecoach Funds (Name of Fund) (designate Class A or B, if applicable)
   Account Name(s): Name(s) in which to be registered
   Account Number: (if investing into an existing account)

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened:

   Wells Fargo Bank, N.A.
   Stagecoach Shareholder Services
   P.O. Box 7066
   San Francisco, California 94120-7066
   Telefacsimile: 1-415-543-9538

4. Share purchases are effected at the public offering price or, in the case of Class B Shares, at the NAV next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL

1. Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $1,000 or more payable to "Stagecoach Funds (Name of Fund) (designate Class A or B, if applicable)," to the address set forth in "Initial Purchases by Wire."

3. Share purchases are effected at the public offering price or, in the case of Class B Shares, at the NAV next determined after the Account Application is received and accepted.

PROSPECTUS                             24

AUTOSAVER PLAN PURCHASES

  The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to a Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the Transfer Agent on a monthly basis from an account with a bank, which is designated in your Account Application and which is approved by the Transfer Agent ("Approved Bank"). Wells Fargo Bank is an Approved Bank. The Transfer Agent withdraws and uses this amount to purchase specified Fund shares on your behalf on or about the fifth Business Day of each month. There are no separate fees charged to you by the Funds for participating in the AutoSaver Plan.

  You may change your investment amount, suspend purchases or terminate your election at any time by providing notice to the Transfer Agent at least five Business Days prior to any scheduled transaction.

TAX-DEFERRED RETIREMENT PLANS

  You may be entitled to invest in the Funds through a Plan Account or other tax-deferred retirement plan. Contact a Shareholder Servicing Agent or a Selling Agent (such as Wells Fargo Bank) for materials describing Plan Accounts available through it, and the benefits, provisions, and fees of such Plan Accounts. The minimum initial investment for Fund shares acquired through a Plan Account is $250.

  Pursuant to the Code, individuals who are not active participants (and who do not have a spouse who is an active participant) in certain types of retirement plans ("qualified retirement plans") may deduct contributions to an IRA, up to specified limits. Investment earnings in the IRA will be tax-deferred until withdrawn, at which time the individual may be in a lower tax bracket.

  The maximum annual deductible contribution to an IRA for individuals under age 70 1/2 is 100% of includible compensation up to a maximum of (i) $2,000 for single individuals; (ii) $4,000 for a married couple when both spouses earn income; and (iii) $2,250 when one spouse earns, or elects for IRA purposes to be treated as earning, no income (together the "IRA contribution limits").

  The IRA deduction is also available for single individual taxpayers and married couples who are active participants in qualified retirement plans but who have adjusted gross incomes which do not exceed certain specified limits. If their adjusted gross income exceeds these limits, the amount of the deductible contribution may be phased down and eventually eliminated.

  Any individual who works may make nondeductible contributions to an IRA in addition to any deductible contributions. Total aggregate deductible and nondeductible contributions are limited to the IRA contribution limits discussed above. Nondeductible contributions in excess of the applicable IRA contribution limit are "nondeductible

                                       25                             PROSPECTUS
excess contributions". In addition, contributions made to an IRA for the year in which an individual attains the age of 70 1/2, or any year thereafter, are also nondeductible excess contributions. Nondeductible excess contributions are subject to a 6% excise tax penalty which is charged each year that the nondeductible excess contribution remains in the IRA.

  An employer also may contribute to an individual's IRA by establishing a Simplified Employee Pension Plan through a Shareholder Servicing Agent or a Selling Agent, known as a SEP-IRA. Participating employers may make an annual contribution in an amount up to the lesser of 15% of earned income or $30,000, subject to certain provisions of the Code. Investment earnings will be tax-deferred until withdrawn.

  The foregoing discussion regarding IRAs is based on the Code and regulations in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for careful tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further federal tax information is contained under the heading "Taxes" of this Prospectus and in the SAI.

  A Shareholder Servicing Agent or Selling Agent also may offer other types of tax-deferred or tax-advantaged plans, including a Keogh retirement plan for self-employed professional persons, sole proprietors and partnerships.

  Application materials for opening a tax-deferred retirement plan can be obtained from a Shareholder Servicing Agent or a Selling Agent. Return your completed tax-deferred retirement plan application to your Shareholder Servicing Agent or a Selling Agent for approval and processing. If your tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before a Fund account is opened. You should ask your Shareholder Servicing Agent or Selling Agent about the investment options available to your tax-deferred retirement plan, since some of the funds in the Stagecoach Family of Funds may be unavailable. Moreover, certain features described herein, such as the AutoSaver Plan and the Systematic Withdrawal Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan.

ADDITIONAL PURCHASES

  You may make additional purchases of $100 or more by instructing a Fund's Transfer Agent to debit an Approved Bank account designated in your Account Application, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail with a check payable to "Stagecoach Funds (Name of Fund) (designate Class A or B if applicable)" to the address set forth in "Initial Purchases by Wire". Write your Fund account number on the check and include the detachable stub from your Statement of Account or a letter providing your Fund account number.

PROSPECTUS                             26

PURCHASES THROUGH SELLING AGENTS

  You may place a purchase order for shares of a Fund through a broker/dealer or financial institution which has entered into a Selling Agreement with Stephens, as the Funds' Distributor ("Selling Agent"). If your order is placed by the close of the NYSE, the purchase order generally will be executed on the same day if the order is received by the Transfer Agent before the close of business. If your purchase order is received by a Selling Agent after the close of the NYSE or by the Transfer Agent after the close of business, then your purchase order will be executed on the next Business Day following the day your order is placed. The Selling Agent is responsible for the prompt transmission of your purchase order to the Funds. Because payment for shares of a Fund will not be due until settlement date, the Selling Agent might benefit from the temporary use of your payment. A financial institution which acts as a Selling Agent, Shareholder Servicing Agent or in certain other capacities may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS

  Purchase orders for shares of the Funds may be transmitted to the Transfer Agent through any entity that has entered into a Shareholder Servicing Agreement with the Funds ("Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management and Servicing Fees - Shareholder Servicing Agent."

  The Shareholder Servicing Agent may transmit a purchase order to the Transfer Agent, on your behalf, including a purchase order for which payment is to be transferred from an account with an Approved Bank or wired from a financial institution. If your order is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of the NYSE, the purchase order generally will be executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the Transfer Agent after the close of the NYSE, then your order will be executed on the next Business Day following the day your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the Transfer Agent.

STATEMENTS AND REPORTS

  The Funds, or a Shareholder Servicing Agent on their behalf, will typically send you a confirmation or statement of your account after every transaction that affects your share balance or your Fund account registration. The Funds do not issue share certificates. A statement with tax information will be mailed to you by January 31 of each year, and also will be filed with the IRS. At least twice a year, you will receive financial statements.

                                       27                             PROSPECTUS

                                   DIVIDENDS

  Each Fund intends to declare a daily dividend of substantially all of its net investment income. Dividends declared in a month generally are paid on the last Business Day of such month to shareholders of record. The Funds will distribute any capital gains at least annually. You have several options for receiving dividends and capital gain distributions. They are discussed under "Additional Shareholder Services - Dividend and Distribution Options."

  Dividends and capital gain distributions will have the effect of reducing the NAV per share by the amount distributed. Although a distribution paid to you on newly issued shares shortly after your purchase would represent, in substance, a return of your capital, the distribution would consist of net investment income and, accordingly, would be taxable to you as ordinary income.

  Net investment income available for distribution to the holders of Class B Shares will be reduced by the amount of the higher Rule 12b-1 Fee payable on such shares. Other expenses, such as state securities registration fees and transfer agency fees, that are attributable to a particular class also may affect the relative dividends and/or capital gain distributions of Class A Shares and Class B Shares.

  Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day.

  If you redeem shares before the dividend payment date, any dividends credited to you are paid on the following dividend payment date unless you have redeemed all shares in your account, in which case you will receive your accrued dividends together with your redemption proceeds.

                              HOW TO REDEEM SHARES

  You may redeem all or a portion of your shares in a Fund on any Business Day. Your shares will be redeemed at the next NAV calculated after the Funds have received your redemption request in proper form. Redemption proceeds may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal and state income tax purposes. The Funds ordinarily will remit redemption proceeds, net of any contingent deferred sales charge applicable with respect to Class B Shares (the "net redemption proceeds"), within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by a Fund of securities owned by

PROSPECTUS                             28
it is not reasonably practicable or (b) it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of such Fund. In addition, the Funds may hold payment on your redemptions until reasonably satisfied that your investments made by check have been collected (which can take up to 15 days from the purchase date). To ensure acceptance of your redemption request, please follow the procedures described below. Although it is not the Funds' current intention, the Funds may make payment of redemption proceeds in securities if conditions warrant, subject to regulation by some state securities commissions. In addition, the Funds reserve the right to impose charges for wiring redemption proceeds.

  Due to the high cost of maintaining Fund accounts with small balances, the Funds reserve the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of shares of a Fund after an investor has made only the applicable minimum initial investment). However, you will be given 30 days' notice to make an additional investment to increase your account balance to an amount equal to or greater than the applicable minimum balance. Plan Accounts are not subject to minimum Fund account balance requirements. For a discussion of applicable minimum balance requirements, see "Investing in the Funds -- How To Buy Shares."

REDEMPTIONS BY TELEPHONE

  Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone redemption privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTIONS BY MAIL

1. Write a letter of instruction. Indicate the Class, if applicable, and the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your social security or taxpayer identification number (where applicable).

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than you at your address

                                       29                             PROSPECTUS
   of record or your designated Approved Bank account, or other unusual circumstances exist which cause the Transfer Agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. Mail your letter to the Transfer Agent at the mailing address set forth under "Investing in the Funds - Initial Purchases by Wire."

  Unless other instructions are given in proper form, a check for your net redemption proceeds will be sent to your address of record.

EXPEDITED REDEMPTIONS BY MAIL OR TELEPHONE

  You may request an expedited redemption of shares of a Fund by letter, in which case your receipt of redemption proceeds, but not the Fund's receipt of your redemption request, would be expedited. In addition, you also may request an expedited redemption of shares of a Fund by telephone on any Business Day, in which case both your receipt of redemption proceeds and the Fund's receipt of your redemption request would be expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is $100 or more.

  You may request expedited redemption by telephone by calling the Transfer Agent at the telephone number listed on your transaction confirmation or by calling 800-222-8222.

  You may request expedited redemption by mail by mailing your expedited redemption request to the Transfer Agent at the mailing address set forth under "Investing in the Funds - Initial Purchases by Wire."

  Upon request, net redemption proceeds of your expedited redemptions of $5,000 or more will be wired or credited to an Approved Bank account designated in your Account Application or wired to the Selling Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an account with an Approved Bank or Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption. If your expedited redemption request is received by the Transfer Agent by the close of the NYSE on a Business Day, your redemption proceeds will be transmitted to your

PROSPECTUS                             30
designated account with an Approved Bank or Selling Agent on the next Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Such extraordinary circumstances could include those described above as potentially delaying redemptions, and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for net redemption proceeds will be mailed to your address of record or, at your election, credited to an Approved Bank account designated in your Account Application.

  During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the Transfer Agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Funds reserve the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

  The Company's Systematic Withdrawal Plan provides you with a convenient way to redeem Fund shares from your account and have the net redemption proceeds distributed to you on a monthly basis. You may participate in the Systematic Withdrawal Plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, your dividends and capital gain distributions are being reinvested automatically and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank account designated in the Account Application. The Transfer Agent redeems sufficient shares and mails or deposits your net redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Funds for participating in the Systematic Withdrawal Plan. However, you should not participate in the Systematic Withdrawal Plan if you also are purchasing shares of the same Fund that are subject to a sales charge.

  You may change your withdrawal amount, suspend withdrawals or terminate your election at any time by notifying the Transfer Agent at least ten Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan will be terminated automatically if your Fund account is closed or, in some cases, if your Approved Bank account is closed.

REDEMPTIONS THROUGH SELLING AGENTS

  If your redemption order for shares of a Fund is received by a Selling Agent before the close of the NYSE and received by the Transfer Agent before the close of business on the same day, the order will be executed at the NAV determined as of the close of the NYSE on that day. If your redemption order is received by a Selling Agent after the close of the

                                       31                             PROSPECTUS

NYSE, or not received by the Transfer Agent prior to the close of business, your order will be executed at the NAV determined as of the close of the NYSE on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Funds.

  Unless you have made other arrangements with the Selling Agent, and the Transfer Agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through a Selling Agent will be credited to an account with an Approved Bank that you have designated in your Account Application. If no such account is designated, a check for the net redemption proceeds will be mailed to your address of record or, if such address is no longer valid, the net proceeds will be credited to your account with the Selling Agent. You may request a check from the Selling Agent or may elect to retain the net redemption proceeds in such account. The Selling Agent may charge you a service fee. In addition, the Selling Agent may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

  You may request a redemption of shares of a Fund through your Shareholder Servicing Agent. Any redemption request made by telephone through your Shareholder Servicing Agent must redeem shares with a total value equal to $100 or more. If your redemption order is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of the NYSE, the redemption order will be executed at the NAV determined as of the close of the NYSE on that day. If your Shareholder Servicing Agent transmits your redemption order to the Transfer Agent after the close of the NYSE, then your order will be executed on the next Business Day following the date your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Funds.

  Unless you have made other arrangements with your Shareholder Servicing Agent, and the Transfer Agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through your Shareholder Servicing Agent will be credited to an account with the Approved Bank that you have designated in the Account Application. If no such account is designated, a check for the net redemption proceeds will be mailed to your address of record or, if such address is no longer valid, the net proceeds will be credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent.

PROSPECTUS                             32

                        ADDITIONAL SHAREHOLDER SERVICES

  The Company offers you a number of optional services. As noted above, you can take advantage of the AutoSaver Plan, Tax-Deferred Retirement Plans, the Systematic Withdrawal Plan, and Expedited Redemptions by Letter and Telephone. In addition, the Funds offer you several dividend and distribution payment options and an exchange privilege, which are described below. If you have any questions about the options available to you, please call 800-222-8222.

DIVIDEND AND DISTRIBUTION OPTIONS

  When you fill out your Account Application, you can choose from the following dividend and distribution options:

  A. The Automatic Reinvestment Option provides for the reinvestment of your dividends and capital gain distributions in additional shares of the same Class of the Fund which paid such dividend or capital gain distribution. Dividends and distributions declared in a month generally are reinvested at NAV on the last Business day of such month. You are assigned this option automatically if you make no choice on your Account Application.

  B. The Fund Purchase Option lets you use your dividends and/or capital gain distributions from the Funds to purchase, at NAV, shares of another fund in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Dividends and distributions paid on Class A or Class B Shares of the Ginnie Mae Fund may be invested in Class A or Class B Shares, respectively, of another fund, in Retail Shares of another fund, in Class A Shares of the Money Market Mutual Fund, or in shares of the California Tax-Free Money Market Mutual Fund. Dividends and distributions paid on Class A Shares may also be invested in shares of a non-money market fund with a single class of shares (a "single class fund"). Dividends and distributions paid on Class B Shares may not be invested in shares of a single class fund. Dividends and distributions paid on shares of the Short-Intermediate U.S. Government Income Fund may be invested in Class A Shares, in Retail Shares of another fund, in shares of a single class fund or in shares of the California Tax-Free Money Market Mutual Fund.

  C. The Automatic Clearing House Option permits you to have dividends and capital gain distributions deposited in your Approved Bank account designated in the Account Application. In the event your Approved Bank account is closed, your distribution will be held in a non-interest-bearing omnibus bank account established by the Funds' dividend disbursing agent on your behalf.

  D. The Check Payment Option lets you receive a check for all dividends and/or capital gain distributions, which generally is mailed either to your designated address

                                       33                             PROSPECTUS
or your designated Approved Bank shortly following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, your distributions will be held in a non-interest-bearing omnibus bank account established by the Funds' dividend disbursing agent on your behalf.

EXCHANGE PRIVILEGE

  Wells Fargo Bank advises a variety of other funds, each with its own investment objective and policies. The exchange privilege is a convenient way to buy shares in the other funds of the Stagecoach Family of Funds that are registered in your state of residence in order to respond to changes in your investment and savings goals or in market conditions. Shares of the Short-Intermediate U.S. Government Income Fund may be exchanged for Class A Shares or Retail Shares of another fund, for shares of a single class fund or for shares of the California Tax Free Money Market Mutual Fund. Class A Shares of the Ginnie Mae Fund may be exchanged for Class A Shares or Retail Shares of another fund, for shares of the California Tax Free Money Market Mutual Fund or for shares of a single class fund. Class B Shares of the Ginnie Mae Fund may be exchanged for Class B Shares of another fund, for shares of the California Tax-Free Money Market Mutual Fund or for Class A Shares of the Money Market Mutual Fund (the Money Market Mutual Fund and California Tax-Free Money Market Mutual Fund are, collectively, the "Money Market Mutual Funds").

  Before making an exchange from a Fund into another fund of the Stagecoach Family of Funds, please observe the following:

- Obtain and carefully read the prospectus of the fund into which you want to exchange.

- If you exchange into another fund with a front-end sales charge, you must pay the difference between that fund's sales charge and any sales charge you already have paid in connection with the shares you are exchanging.

- If you exchange Class B Shares for Class B Shares of another fund, for shares of the California Tax-Free Money Market Mutual Fund or for Class A Shares of the Money Market Mutual Fund a contingent deferred sales charge will not be imposed upon the exchange.

- Each exchange, in effect, represents the redemption of shares of one fund and the purchase of shares in another, which may produce a gain or loss for tax purposes. A confirmation of each exchange transaction will be sent to you.

- The dollar amount of shares you exchange must meet the minimum initial and/or subsequent investment amounts of the other fund.

- The Company reserves the right to limit the number of times shares may be exchanged between funds, to reject any telephone exchange order, or otherwise to modify or discontinue exchange privileges at any time. Under SEC rules, subject to

PROSPECTUS                             34
   limited exceptions, the Company must notify you 60 days before it modifies or discontinues the exchange privilege.

- If you exchange Class B Shares for Class B Shares of another fund, for shares of the California Tax-Free Money Market Mutual Fund or for Class A Shares of the Money Market Mutual Fund, the remaining period of time (if any) that the contingent deferred sales charge applicable to such shares is in effect will be computed from the time of initial purchase of the previously held shares. For example, if you exchange Class B Shares of a Fund for shares of the California Tax-Free Money Market Mutual Fund and redeem those shares of the California Tax-Free Money Market Mutual Fund within four years of the purchase of the exchanged Class B Shares, you will be required to pay a contingent deferred sales charge equal to the charge which would have applied had you redeemed the original Class B Shares at that time.

- If you exchange Class B Shares for shares of one of the Money Market Mutual Funds as described above, you subsequently may re-exchange the acquired shares only for Class B Shares of one of the Company's funds or for shares of the other Money Market Mutual Fund.

  The procedures applicable to Fund share redemptions also apply to Fund share exchanges.

  To exchange shares, write the Transfer Agent at the mailing address under "Investing in the Funds - Initial Purchases by Wire" or call the Transfer Agent at the telephone number listed on your transaction confirmation, or contact your Shareholder Servicing Agent or Selling Agent. The procedures applicable to telephone redemptions, including the discussion regarding the responsibility for the authenticity of telephone instructions, are also applicable to telephone exchange requests. See "How to Redeem Shares - Expedited Redemptions by Letter and Telephone."

CONVERSION

  Class B Shares of the Ginnie Mae Fund that have been outstanding for six years after the end of the month in which the shares were initially purchased automatically convert to Class A Shares of the same Fund and, consequently, will no longer be subject to the higher Rule 12b-1 fees applicable to Class B Shares. Such conversion will be on the basis of the relative net asset values of the two Classes, without the imposition of any sales charge or other charge except that the lower Rule 12b-1 fees applicable to Class A Shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, a shareholder may receive fewer Class A Shares than the number of Class B Shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions in Class B Shares will be considered new purchases for purposes of the conversion feature.

                                       35                             PROSPECTUS

  If a shareholder effects one or more exchanges among Class B Shares of any fund or among shares of the Money Market Mutual Funds during the six-year period and exchange back into Class B Shares, the holding period for shares so exchanged will be counted toward the six-year period and any Class B Shares held at the end of six years will be converted into Class A Shares.

                         MANAGEMENT AND SERVICING FEES

INVESTMENT ADVISER

  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Funds' investment adviser, provides investment guidance and policy direction in connection with the management of the Funds' assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Funds' investment strategy and performance.

  For these services, Wells Fargo Bank is entitled to a monthly investment advisory fee from the Ginnie Mae Fund, at the annual rate of 0.50% of the first $250 million of the Fund's average daily net assets, 0.40% of the next $250 million, and 0.30% in excess of $500 million; and a monthly investment advisory fee for the Short-Intermediate U.S. Government Income Fund at the annual rate of 0.50% of the Fund's average daily net assets. From time to time, Wells Fargo Bank may waive such fees in whole or in part. Any such waiver will reduce the Funds' expenses and, accordingly, have a favorable impact on the Funds' yield and total return. For the year ended December 31, 1994, the Ginnie Mae Fund and the Short-Intermediate U.S. Government Income Fund paid 0.50% and 0.00%, respectively, of their average daily net assets to Wells Fargo Bank for its services as investment adviser.

  Purchase and sale orders of the securities held by the Funds may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Funds and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably. From time to time, the Funds, to the extent consistent with their investment objectives, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.

PROSPECTUS                             36

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  Wells Fargo Bank serves as the custodian for the Funds. Under its Custody Agreement with Wells Fargo Bank, each Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to each Fund's Custody Agreement. Wells Fargo Bank performs the custodial services at its address above.

  Wells Fargo Bank also serves as the transfer and dividend disbursing agent for the Funds. Wells Fargo Bank performs the transfer and dividend disbursing agency activities at 525 Market Street, San Francisco, California 94163.

SHAREHOLDER SERVICING AGENT

  The Funds have entered into Shareholder Servicing Agreements with Wells Fargo Bank and may enter into similar agreements with other entities. Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) will, as agent for their customers, among other things: answer customer inquiries regarding account status and history, and the manner in which purchases, redemptions and exchanges of Fund shares may be effected; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase, redemption and exchange transactions; arrange for the wiring of money; transfer money in connection with customer orders to purchase or redeem shares; verify shareholder signatures in connection with redemption and exchange orders and transfers and changes in accounts with Approved Banks; furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases, redemptions and exchanges; furnish, on behalf of each of the Funds, proxy statements, annual reports, updated prospectuses and other communications to shareholders; receive, tabulate and send to the Funds proxies executed by shareholders; and provide such other related services as the Funds or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent receives a fee, which may be paid periodically, determined by a formula based upon the number of accounts serviced by the Shareholder Servicing Agent during the period for which payment is being made, the level of activity in such accounts during such period, and the expenses incurred by the Shareholder Servicing Agent. In no event will shareholder servicing fees for the Short-Intermediate U.S. Government Income Fund, as calculated on an annualized basis for the Fund's then-current fiscal year, exceed the lesser of (1) 0.30% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or (2) an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Rules of Fair Practice of the NASD ("NASD Rules"). In no event will the portion of

                                       37                             PROSPECTUS
such fees that constitutes a "service fee," as that term is used by the NASD, exceed 0.25% of the average net asset value of the Fund. In no event will shareholder servicing fees for the Ginnie Mae Fund, as calculated on an annualized basis for the Fund's then-current fiscal year, exceed the lesser of
(1) 0.30% of the average daily net assets of the Fund represented by Class A or Class B Shares, as the case may be, owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or (2) an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the NASD Rules. In no event will the portion of such fees that constitutes a "service fee," as that term is used by the NASD, exceed 0.25% of the average NAV attributable to the Class A and Class B Shares of the Fund.

  A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Funds, such as requiring a higher minimum initial investment or by directly charging its customers for its services. Each Shareholder Servicing Agent will be required to agree to disclose any fees it may directly charge its customers who are shareholders of a Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

  Subject to the overall supervision of the Company's Board of Directors, Stephens provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Stephens also furnishes office space and certain facilities to conduct each Fund's business, and compensates the Company's Directors, officers and employees who are affiliated with Stephens. For these services, Stephens is entitled to receive from each Fund a monthly fee at the annual rate of up to 0.03% of each Fund's average daily net assets. From time to time, Stephens may waive its fees from a Fund in whole or in part. Any such waiver will reduce a Fund's expenses and, accordingly, have a favorable impact on such Fund's yield and total return.

  Stephens, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens has the responsibility for distributing shares of the Funds. The Company also has adopted a Distribution Plan on behalf of each of the Funds under the SEC's Rule 12b-1 (each, a "Plan"). Under the Plan for the Class A Shares of the Ginnie Mae Fund, the Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Class A shareholders by paying on an annual basis up to 0.05% of the average daily net assets attributable to Class A Shares of such Fund. Under the Plan for

PROSPECTUS                             38
the shares of the Short-Intermediate U.S. Government Income Fund, the Fund may defray all or a part of the cost of preparing and printing prospectuses and other promotional material to prospective shareholders by paying on an annual basis up to 0.05% of the average daily net assets attributable to the Fund. The Plan for the shares of the Short-Intermediate U.S. Government Income Fund provides only for the reimbursement of actual expenses. Under the Class B Plan for the Ginnie Mae Fund, the Fund may defray all or part of such costs and pay compensation to the Distributor and Selling Agents for sales support services. The Class B Plan for the Ginnie Mae Fund provides for payments, on an annual basis, of up to 0.70% of the average daily net assets attributable to the Class B Shares of the Fund. The Distribution Agreement provides that Stephens shall act as agent for the Funds for the sale of their shares, and may enter into Selling Agreements with Selling Agents that wish to make available shares of the Funds to their respective customers. The Funds may participate in joint distribution activities with any of the other funds of the Company, in which event, expenses reimbursed out of the assets of the Funds may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities will be allocated among each Fund and the other funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.

  In addition, the Plans contemplate that, to the extent any fees payable pursuant to a Shareholder Servicing Agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plans subject to any limits under applicable law, regulations or rules, including the NASD Rules. Financial Institutions acting as Selling Agents, Shareholder Servicing Agents, or in certain other capacities may be required to register as dealers pursuant to applicable state securities laws which may differ from Federal law and any interpretations expressed herein.

FUND EXPENSES

  From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and, accordingly, have a favorable impact on a Fund's yield and total return. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including advisory, shareholder servicing, transfer agency, custody and administration fees, payments pursuant to any Plans, fees and expenses of independent auditors and legal counsel, and any extraordinary expenses. Expenses attributable to each Fund or class are charged against the assets of the Fund or class. General expenses of the Company are allocated among all of the funds of the Company, including the Funds, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                                       39                             PROSPECTUS

                                     TAXES

  By complying with the applicable provisions of the Code, the Funds are not subject to federal income taxes with respect to net investment income and net realized capital gains distributed to their shareholders. Dividends from the investment income (including net short-term capital gains, if any) declared and paid by each Fund will be taxable as ordinary income to Fund shareholders. Whether you take such dividend payments in cash or have them automatically reinvested in additional shares, they will be taxable as ordinary income. Generally, dividends and distributions are taxable to shareholders at the time they are paid. However, dividends and distributions declared payable in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that such dividends or distributions are actually paid no later than January 31 of the following year. You may be eligible to defer the taxation of dividend and capital gain distributions on shares of a Fund which are held under a qualified tax-deferred retirement plan. See "Investing in the Funds - Tax-Deferred Retirement Plans" above. The Funds pay out all their net investment income and net realized capital gains (if any) for each year. The Funds' dividends do not qualify for the dividends-received deduction allowed to corporate shareholders.

  Portions of the investment income of the Short-Intermediate U.S. Government Income Fund may be subject to foreign taxes withheld at the source; however, the Fund will be able to pass through any portion of the foreign taxes to its shareholders.

  The Funds, or your Shareholder Servicing Agent on their behalf, will inform you of the amount and nature of such Fund dividends and capital gains. You should keep all statements you receive to assist in your personal recordkeeping. The Company is required by federal law to withhold, subject to certain exemptions, at a rate of 31% on dividends paid and redemption proceeds (including proceeds from exchanges) paid or credited to individual shareholders of the Funds if a correct Taxpayer Identification Number, certified when required, is not on file with the Company or the Transfer Agent. In connection with this withholding requirement, you will be asked to certify on your Account Application that the social security or taxpayer identification number you provide is correct and that you are not subject to 31% backup withholding for previous underreporting to the IRS.

  Foreign shareholders may be subject to different tax treatment, including a withholding tax. See "Federal Income Taxes - Foreign Shareholders" in the SAIs.

  Further federal tax considerations are discussed in the SAIs. All investors should consult their individual tax advisors with respect to their particular tax situations as well as the state and local tax status of investments in shares of the Funds.

PROSPECTUS                             40

                             PROSPECTUS APPENDIX -
                         ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

  Ginnie Mae Fund

  FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments.

  These mortgage-backed securities differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. They are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security. The GNMA securities in which the Ginnie Mae Fund will invest are of the "modified" type, which entitles the holder of such certificates to receive its share of all interest and principal payments owed on the underlying pool of mortgage loans, regardless of whether or not the mortgagors actually make the payments.

  The payment of principal on the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Ginnie Mae Fund, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. As a result, if the Fund purchases such securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchased such securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. In choosing specific issues, Wells Fargo Bank, as investment adviser, will have made assumptions about the likely speed of prepayment. Actual experience may vary from this assumption resulting in a higher or lower investment return than anticipated.

                                      A-1                             PROSPECTUS

  Short-Intermediate U.S. Government Income Fund

  The mortgages underlying ARMS guaranteed by GNMA are fully insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMS issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full. One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR").

  The interest rates on the mortgages underlying the ARMS and the CMOs in which the Short-Intermediate U.S. Government Income Fund may invest generally are readjusted at intervals of one year or less in response to changes in a predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity U.S. Treasury note rates, the three-month U.S. Treasury bill rate, the 180-day U.S. Treasury bill rate, rates on longer-term U.S. Treasury securities, the National Median Cost of Funds, the one-month, three-month, six-month or one-year LIBOR, a published prime rate, or commercial paper rates. Certain of these indices follow overall market interest rates more closely than others.

  Adjustable rate mortgages, an increasingly common form of residential financing, generally are originated by banks and thrift institutions and have a specified maturity date. Most provide for amortization of principal in a manner similar to fixed-rate mortgages but have interest payment amounts that change in response to changes in a specified interest rate index. The rate of interest due on such a mortgage is calculated by adding an agreed-upon "margin" to the specified index, although there generally are limitations or "caps" on interest rate movements in any given period or over the life of the mortgage. To the extent that the interest rates on adjustable rate mortgages underlying the ARMS or the CMOs in which the Short-Intermediate U.S. Government Income Fund may invest cannot be adjusted in response to interest rate changes because of such caps, the ARMS or CMOs are likely to respond to changes in market rates more like fixed-rate securities. In other words, interest rate increases in excess of such caps can be expected to cause the ARMS or CMOs backed by mortgages that have such caps to decline in value to a greater extent than would be the case in the absence of such caps.

PROSPECTUS                            A-2

Conversely, interest rate decreases below such floors can be expected to cause the ARMS or CMOs backed by mortgages that have such floors to increase in value to a greater extent than would be the case in the absence of such floors.

  Since the interest rates on many mortgages underlying ARMS and CMOs are reset on an annual basis and generally are subject to caps, it can be expected that the prices of such ARMS and CMOs will fluctuate to the extent prevailing market interest rates are not reflected in the interest rates payable on the underlying adjustable rate mortgages or the CMO. In this regard, the NAV of the Short-Intermediate U.S. Government Income Fund's shares could fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some principal loss or less gain than might otherwise be achieved if they redeem their Fund shares before the interest rates on the mortgages underlying the Fund's portfolio securities are adjusted to reflect prevailing market interest rate.

  The holder of ARMS and certain CMOs receives not only monthly scheduled payments of principal and interest but also may receive unscheduled principal payments representing prepayments on the underlying mortgages. An investor, therefore, may have to reinvest the periodic payments and any unscheduled prepayments of principal it receives at a rate of interest which is lower than the rate on the ARMS and CMOs held by it.

  The Short-Intermediate U.S. Government Income Fund also may invest cash balances temporarily in U.S. Treasury bills, which are short-term U.S. Government obligations with maturities which do not exceed one year. As described further in its SAI, the Fund may purchase certain securities on a when-issued basis, although it currently does not expect to invest more than 5% of its assets in such securities.

INVESTMENT ACTIVITIES

  Money Market Instruments and Temporary Investments

  The Funds may have temporary cash balances on account of new purchases, dividends, interest and reserves for redemptions, which will generally be less than 5% of a Fund's portfolio and which will be invested in the following high-quality money market instruments: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment adviser;
(iv) nonconvertible corporate debt securities (e.g., bonds and debentures) with remaining maturities of no more than one year that are rated at least

                                      A-3                             PROSPECTUS

"Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (a) have more than $10 billion, or the equivalent in other currencies, in total assets; (b) are among the 75 largest foreign banks in the world as determined on the basis of assets; (c) have branches or agencies in the United States; and (d) in the opinion of Wells Fargo Bank, as investment adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

  U.S. Government Obligations

  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Corporate Debt Instruments

  The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby

PROSPECTUS                            A-4
both parties have the right to vary the amount of the outstanding indebtedness on the notes.

  The Short-Intermediate U.S. Government Income Fund may invest in nonconvertible corporate debt securities (e.g., bonds and debentures). The Ginnie Mae Fund also may invest in nonconvertible corporate debt securities with no more than one year remaining to maturity at the date of settlement, provided that such corporate bonds and debentures are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P.

  Floating- and Variable-Rate Instruments

  Certain of the instruments which the Funds may purchase bear interest at rates that are not fixed but vary, for example, with changes in specified market rates or indices or specified intervals. Certain of these instruments may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such obligations purchased from banks. Wells Fargo Bank monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events affecting the ability of the issuer of a demand instrument to make payment when due may occur between the date a Fund elects to demand payment and the date payment is due. Such events may affect the ability of the issuer of the instrument to make payment when due, thereby affecting the Funds' ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days may be treated as liquid, provided that an active secondary market exists.

  Repurchase Agreements

  The Funds may enter into repurchase agreements wherein the seller of a security to a Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Funds may enter into repurchase agreements only with respect to U.S. Government obligations and other obligations that would be permissible investments for the Funds. All repurchase agreements will be fully collateralized based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction entered into by the Funds may be greater than one year. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the participating Fund's disposition of the security may be delayed or limited. A Fund will enter into repurchase agreements only with registered broker/dealers and commercial banks which meet guidelines established by the Company's Board of Directors and are not affiliated with the Fund's investment adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

                                      A-5                             PROSPECTUS

  Loans of Portfolio Securities

  The Short-Intermediate U.S. Government Income Fund may lend securities from their portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt instruments equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan are maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, the Fund's investment adviser considers all relevant facts and circumstances, including the credit-worthiness of the broker, dealer or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund, if permitted by law, will dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Fund does not lend securities having a value that exceeds one-third of the current value of its assets. Loans of securities by the Fund are subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, the investment adviser, or the Distributor.

  Foreign Obligations

  The Short-Intermediate U.S. Government Income Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

PROSPECTUS                            A-6

  Other Investment Companies

  The Funds may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Funds' investment adviser will waive its advisory fees for that portion of the Funds' assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. Notwithstanding any other investment policy or limitation (whether or not fundamental), as a matter of fundamental policy, the Short-Intermediate U.S. Government Income Fund may invest all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

  When-Issued Securities and Firm Commitment Agreements

  The Ginnie Mae Fund may engage in securities transactions on a "when-issued" or "firm commitment" basis. The price of such securities is fixed at the time a commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase or sale. As an operating policy, the settlement date always will be within 120 days. At the time securities purchased on a when-issued basis are actually delivered to the Fund, their value may be higher or lower than the price the Fund agreed to pay for such securities. During the period between commitment and settlement, no payment is made by the Fund and no interest accrues to the Fund. In some instances, the Fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the Fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. For example, a securities dealer may seek to purchase a particular security which the Fund owns. The Fund will sell that security to the dealer and simultaneously enter into a "firm commitment" agreement to buy back the same security at a future date, as described above. The net effect of these transactions is to generate income for the Fund since the dealer is willing to execute these transactions at prices favorable to the Fund in order to acquire the specific security which it buys in the initial purchase transaction. Wells Fargo Bank will limit these transactions to a maximum of 35% of the Fund's total assets.

  There is a risk that a party with whom the Ginnie Mae Fund enters into when-issued or firm commitment agreements may not perform its obligation to deliver or purchase the securities, which could result in a gain or loss to the Fund. To minimize the risk of default, the Fund enters into such transactions only with those major banks and non-bank U.S. Government securities dealers who are recognized by the Board of Governors of the Federal Reserve System as primary dealers.

                                      A-7                             PROSPECTUS

INVESTMENT POLICIES

  Each Fund's investment objective, as set forth in "How the Funds
Work - Investment Objectives and Policies," is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of such Fund's outstanding voting securities, as described under "Capital Stock" in the SAI for each Fund. In addition, any fundamental investment policy may not be changed without such share-holder approval. If the Board of Directors determines, however, that a Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.

  As matters of fundamental policy, a Fund may: (i) not purchase securities of any issuer (except U.S. Government obligations) if as a result more than 5% of the value of a Fund's total assets would be invested in the securities of such issuer or a Fund would own more than 10% of the outstanding voting securities of such issuer; (ii) make loans of portfolio securities in accordance with its investment policies; and (iii) not invest 25% or more of its assets (i.e., concentrate) in any particular industry, except that the Fund may invest 25% or more of its assets in U.S. Government obligations. In addition, as a matter of fundamental policy, the Short-Intermediate U.S. Government Income Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets. As a matter of fundamental policy, the Ginnie Mae Fund may borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets. Each Fund may not purchase investments while any such outstanding borrowing exceeds 5% of such Fund's net assets.

  With respect to fundamental investment policy (i) above, the Short-Intermediate U.S. Government Income Fund is subject to this restriction only with respect to 75% of the Fund's assets, and, with regard to both Funds, it may be possible that the Company would own more than 10% of the outstanding voting securities of the issuer. With respect to fundamental investment policy concerning bank borrowing above, the Ginnie Mae Fund presently does not intend to put at risk more than 5% of its assets during the coming year. With respect to fundamental investment policy (ii) above, the Short-Intermediate U.S. Government Income Fund does not intend to make loans of its portfolio securities during the coming year, and the Ginnie Mae Fund does not intend to put at risk more than 5% of its assets during the coming year.

  As a matter of nonfundamental policy, the Ginnie Mae Fund may invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, illiquid securities and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

PROSPECTUS                            A-8

  As a matter of nonfundamental policy, the Short-Intermediate U.S. Government Income Fund may invest up to 15% of the current value of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

                                      A-9                             PROSPECTUS

                       THIS PAGE INTENTIONALLY LEFT BLANK

SPONSOR, DISTRIBUTOR AND ADMINISTRATOR

Stephens Inc.
111 Center Street
Little Rock, Arkansas 72201

INVESTMENT ADVISER, TRANSFER AND DIVIDEND DISBURSING AGENT AND
CUSTODIAN

Wells Fargo Bank, N.A.
P.O. Box 7066
San Francisco, California 94120-7066

LEGAL COUNSEL

Morrison & Foerster
2000 Pennsylvania Avenue, N.W.
Washington, D.C. 20006

For more information about the Funds, simply call 1-800-222-8222, or write:

Stagecoach Funds, Inc.
c/o Stagecoach Shareholder Services
Wells Fargo Bank, N.A.
P.O. Box 7066
San Francisco, California 94120-7066

 STAGECOACH FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT guaranteed by Wells Fargo Bank
  - are NOT deposits or obligations of the Bank                            LOGO
  - involve investment risk, including possible loss
    of principal

LOGO                                                              SC 1020 (8/95)
Printed on Recycled Paper

LOGO
P.O. Box 7066
San Francisco, CA 94120-7066

 STAGECOACH FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT guaranteed by Wells Fargo Bank
  - are NOT deposits or obligations of the Bank                            LOGO
  - involve investment risk, including possible loss
    of principal

LOGO                                                              SC 1020 (8/95)
Printed on Recycled Paper

                             STAGECOACH FUNDS, INC.

                        SUPPLEMENT DATED JANUARY 2, 1996
           TO THE CURRENT PROSPECTUS, AS PREVIOUSLY SUPPLEMENTED, AND
              STATEMENT OF ADDITIONAL INFORMATION OF EACH FUND OF
                             STAGECOACH FUNDS, INC.

     As of January 1, 1996, Wells Fargo Bank, N.A. provides investment advisory services for approximately $33 billion of assets.

     Each Fund's current Prospectus, as supplemented, and Statement of Additional Information are hereby amended accordingly.

                                      LOGO

                         ------------------------------

                                   PROSPECTUS

                         ------------------------------

                         CALIFORNIA TAX-FREE BOND FUND

                        CALIFORNIA TAX-FREE INCOME FUND

                                  May 1, 1995
              As Supplemented on May 31, 1995 and August 24, 1995

                              STAGECOACH FUNDS(R)

                         CALIFORNIA TAX-FREE BOND FUND
                        CALIFORNIA TAX-FREE INCOME FUND

  Stagecoach Funds, Inc. (the "Company") is a professionally managed, open-end series investment company. This Prospectus contains information about two of the funds in the Stagecoach Family of Funds - the CALIFORNIA TAX-FREE BOND FUND and the CALIFORNIA TAX-FREE INCOME FUND (each a "Fund" and, collectively, the "Funds").

  The CALIFORNIA TAX-FREE BOND FUND seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital, by investing in medium- to long-term, investment-grade municipal securities.

  The CALIFORNIA TAX-FREE INCOME FUND seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital.

  Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own. Statements of Additional Information ("SAIs"), dated May 1, 1995, for the Funds have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference. The SAI for each Fund is available free of charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling the Company at 800-222-8222.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                          PROSPECTUS DATED MAY 1, 1995
              AS SUPPLEMENTED ON MAY 31, 1995 AND AUGUST 24, 1995

                                                                      PROSPECTUS

  Two classes of the California Tax-Free Bond Fund (each a "Class") are described in this Prospectus - Class A Shares and Class B Shares. The California Tax-Free Income Fund offers only one class of shares. Under ordinary market conditions, substantially all of the Funds' assets will consist of securities the interest on which is exempt from federal income taxes and California personal income taxes.

  The Funds, nondiversified portfolios of the Company, are advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"), which also serves as the Funds' transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank is a Shareholder Servicing Agent (as defined below) and a Selling Agent (as defined below). Stephens Inc. ("Stephens") is the Funds' sponsor and administrator and serves as the distributor of the Funds' shares.

 WELLS FARGO BANK IS THE INVESTMENT ADVISER AND PROVIDES CERTAIN OTHER SERVICES
  TO THE FUNDS, FOR WHICH IT IS COMPENSATED. STEPHENS, WHICH IS NOT AFFILIATED
      WITH WELLS FARGO BANK, IS THE SPONSOR AND DISTRIBUTOR FOR THE FUNDS.

PROSPECTUS

                               TABLE OF CONTENTS
                                    -------

PROSPECTUS SUMMARY                                                             1

SUMMARY OF FUND EXPENSES                                                       4

FINANCIAL HIGHLIGHTS                                                           8

HOW THE FUNDS WORK                                                            10

THE FUNDS AND MANAGEMENT                                                      13

INVESTING IN THE FUNDS                                                        15

DIVIDENDS                                                                     25

HOW TO REDEEM SHARES                                                          25

ADDITIONAL SHAREHOLDER SERVICES                                               30

MANAGEMENT AND SERVICING FEES                                                 33

TAXES                                                                         37

PROSPECTUS APPENDIX - ADDITIONAL INVESTMENT POLICIES                         A-1

                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY

  The Funds provide you with a convenient way to invest in a portfolio of securities selected by professional management. The following provides you with summary information about each of the Funds. For more information, please refer specifically to the identified Prospectus sections and generally to the Prospectus and SAI for each Fund.

Q.  WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

A. The CALIFORNIA TAX-FREE BOND FUND seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital, by investing in medium- to long-term, investment-grade municipal securities.

    The CALIFORNIA TAX-FREE INCOME FUND seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital.

    Under normal market conditions, substantially all of the Funds' assets will be invested in California municipal obligations that are exempt from federal income taxes and California personal income taxes. Certain risks may arise from the Funds' concentration in investments in California municipal obligations. As with all mutual funds, there can be no assurance that the Funds will achieve their investment objectives. See "How the Funds Work" and "Prospectus Appendix - Additional Investment Policies."

Q.  WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as the Funds' investment adviser, manages your investments. Wells Fargo Bank also provides the Funds with transfer agency, dividend disbursing agency and custodial services. In addition, Wells Fargo Bank is a Shareholder Servicing Agent and a Selling Agent. See "The Funds and Management" and "Management and Servicing Fees."

Q.  HOW DO I INVEST?

A. You may invest by purchasing shares of the Funds at their public offering price, which is the net asset value per share plus any applicable sales charge. There is a maximum front-end sales charge of 4.50% for purchasing Class A Shares of the California Tax-Free Bond Fund and a maximum front-end sales charge of 3.00% for purchasing shares of the California Tax-Free Income Fund. Class B Shares of the California Tax-Free Bond Fund that are redeemed within four years of purchase are subject to a maximum contingent deferred sales charge of 3.00% of the lesser of net asset value at purchase or net asset value at redemption. In some cases, such as for investments by certain fiduciary or retirement accounts, the front-end sales charge may be waived. In other cases the front-end sales charge may be reduced. You may open an account by investing at least $1,000 in the California Tax-Free Bond Fund

                                       1                              PROSPECTUS
    or California Tax-Free Income Fund and you may add to your account by making additional investments of at least $100, although certain exceptions to these minimums may be available. Shares of a Fund may be purchased by wire, by mail or by an automatic investment feature called the AutoSaver Plan on any day the Fund is open. Shares of the Funds may not be suitable investments for tax-exempt institutions or tax-exempt retirement plans, since such investors would not benefit from the exempt status of the Funds' dividends. See "Investing in the Funds." For more details, contact Stephens (the Funds' sponsor and distributor), a Shareholder Servicing Agent or a Selling Agent (such as Wells Fargo Bank).

Q.  HOW WILL I RECEIVE DIVIDENDS AND ANY CAPITAL GAINS?

A. Dividends from net investment income of the California Tax-Free Bond Fund are declared daily and automatically reinvested monthly in additional shares of the same Class of such Fund at net asset value. You may also elect to receive dividends in cash or to reinvest dividends from the California Tax-Free Bond Fund in shares of certain other funds in the Stagecoach Family of Funds. Capital gains, if any, will be distributed at least annually in the same manner as dividends. The net investment income available for distribution by the California Tax-Free Bond Fund to holders of Class B Shares will be reduced by the amount of the higher Rule 12b-1 fee payable on behalf of those shares. Class B Shares of the California Tax-Free Bond Fund automatically convert into Class A Shares of the same Fund after six years. See "Dividends" and "Additional Shareholder Services."

    Dividends from net investment income of the California Tax-Free Income Fund are declared daily and automatically reinvested monthly in additional shares of the Fund at net asset value. You may also elect to receive dividends in cash. Capital gains, if any, will be distributed annually in the same manner as dividends. See "Dividends" and "Additional Shareholder Services."

Q.  HOW MAY I REDEEM SHARES?

A. You may redeem your shares by telephone, by letter or by an automatic feature called the Systematic Withdrawal Plan on any day the respective Fund is open. Except for any contingent deferred sales charge which may be applicable upon redemption of Class B Shares of the California Tax-Free Bond Fund, the Funds make no charge for redeeming their shares. The Company reserves the right to impose charges for wiring redemption proceeds. See "How To Redeem Shares" and "How to Purchase Shares - Contingent Deferred Sales Charges - Class B Shares." For more details, contact Stephens, a Shareholder Servicing Agent or a Selling Agent (such as Wells Fargo Bank).

Q.  WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
    INVESTMENT?

A. An investment in any of the Funds is not insured against loss of principal. When the value of the securities that the Funds own declines, so does the value of your Fund's

PROSPECTUS                             2
    shares. The portfolio debt instruments of the Funds are subject to interest rate risk and credit risk. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the municipal securities in which the Funds invest and hence the value of your investment in the Funds; the value of such securities generally changes inversely to changes in market interest rates. Credit risk is the risk that the issuer of a debt instrument is unable, due to financial constraints, to make timely payments on its outstanding obligations. In addition, the Funds may invest a portion of their assets in municipal securities that are considered to have speculative characteristics.

    Since the Funds will invest primarily in securities issued by California, its agencies and municipalities, events in California are more likely to affect the Funds' investments. Also, the Funds are nondiversified, which means that their assets may be invested among fewer issuers and therefore the value of their assets may be subject to greater impact by events affecting one of their investments. You should be prepared to accept some risk with the money you invest in the Funds. As with all mutual funds, there can be no assurance that the Funds will achieve their investment objectives.

Q.  WHAT ARE DERIVATIVES AND DO THE FUNDS USE THEM?

A. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as variable rate instruments which have an interest rate that is reset periodically based on an index, can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

Q.  WHAT STEPS DO THE FUNDS TAKE TO CONTROL DERIVATIVES-RELATED RISKS?

A. Wells Fargo Bank, as investment adviser, uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose the Fund to undue risks and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Derivatives use by each Fund also is subject to broadly applicable investment policies. For example, the Funds may not invest more than a specified percentage of their assets in "illiquid securities," including types of derivatives without active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage. For more information on all of the Funds' investment activities, see "Prospectus Appendix -- Additional Investment Policies."

                                       3                              PROSPECTUS

                            SUMMARY OF FUND EXPENSES

  This expense summary is a standard format required for all mutual funds to help you understand the various costs and expenses you will bear directly or indirectly as a shareholder of the Funds. As shown below, you are not charged exchange fees. You should consider this expense information together with the important information in this Prospectus, including the Funds' investment objectives and policies.

                        SHAREHOLDER TRANSACTION EXPENSES

                                              CALIFORNIA
                                               TAX-FREE             CALIFORNIA
                                               BOND FUND          TAX-FREE INCOME
                                           (CLASS A SHARES)            FUND
                                           -----------------     -----------------
Maximum Sales Charge Imposed
    on Purchases (as a percentage
    of offering price)...................        4.50%                 3.00%
Sales Charge Imposed
    on Reinvested Dividends..............        None                  None
Maximum Sales Charge Imposed
    on Redemptions*......................        None                  None
Exchange Fees............................        None                  None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                   CALIFORNIA
                                                    TAX-FREE
                                                    BOND FUND         CALIFORNIA
                                                    (CLASS A        TAX-FREE INCOME
                                                     SHARES)             FUND
                                                  -------------     --------------
Management Fee..................................          0.50%              0.50%
Rule 12b-1 Fee(1)...............................          0.05%              0.05%
Total Other Expenses(1):
    Shareholder Servicing Fee(1)**..............  0.20%             0.20%
    Administrative Fee..........................  0.03%             0.03%
    Other Expenses(1)...........................  0.07%             0.07%
                                                  -----             -----
                                                          0.30%              0.30%
                                                          -----              -----
TOTAL FUND OPERATING
    EXPENSES(1).................................          0.85%              0.85%

-------------------------------

  (1) After any waivers or reimbursements.
    * The Company reserves the right to impose a charge for wiring redemption proceeds.
   ** The Funds understand that a Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Funds, such as requiring a higher minimum initial investment or payment of a separate fee for additional services.

PROSPECTUS                             4

EXAMPLE OF EXPENSES --
CLASS A SHARES                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
You would pay the following expenses on a
$1,000 investment in the specified Fund,
assuming (A) a 5% annual return and (B)
redemption at the end of each time
period indicated:

    California Tax-Free Bond Fund (Class A
      Shares).................................   $ 53      $71       $90       $145
    California Tax-Free Income Fund...........   $ 38      $56       $76       $132

              SHAREHOLDER TRANSACTION EXPENSES FOR CLASS B SHARES

                                                          CALIFORNIA
                                                           TAX-FREE
                                                           BOND FUND
                                                       -----------------
Maximum Sales Charge Imposed
    on Purchases (as a percentage
    of offering price)...............................        None
Sales Charge Imposed
    on Reinvested Dividends..........................        None
Maximum Sales Charge Imposed
    on Redemptions*..................................        3.00%
Exchange Fees........................................        None

               ANNUAL FUND OPERATING EXPENSES FOR CLASS B SHARES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                          CALIFORNIA
                                                           TAX-FREE
                                                           BOND FUND
                                                       -----------------
>Management Fee......................................              0.50%
Rule 12b-1 Fee.......................................              0.70%
Total Other Expenses(1):
    Shareholder Servicing Fee(1)**...................  0.20%
    Administrative Fee...............................  0.03%
    Other Expenses(1)................................  0.07%
                                                       -----
                                                                   0.30%
                                                                   -----
TOTAL FUND OPERATING
    EXPENSES(1)......................................              1.50%

-------------------------------

  (1) After any waivers or reimbursements.
    * The Company reserves the right to impose a charge for wiring redemption proceeds.
   ** The Fund understands that a Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a higher minimum initial investment or payment of a separate fee for additional services.

                                       5                              PROSPECTUS

EXAMPLE OF EXPENSES - CLASS B SHARES            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
You would pay the following expenses on a
$1,000 investment in Class B Shares of the
specified Fund, assuming (A) a 5% annual
return and (B) redemption at the end of each
time period indicated:
    California Tax-Free Bond Fund.............   $ 45      $57      $ 100      $105

You would pay the following expenses on a
$1,000 investment in Class B Shares of the
specified Fund, assuming a 5% annual return
and no redemption:
    California Tax-Free Bond Fund.............   $ 15      $47      $ 100      $105

EXPLANATION OF TABLES

  SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. You are subject to a front-end sales charge only on purchases of the Class A Shares of the California Tax-Free Bond Fund and the shares of the California Tax-Free Income Fund. In certain instances, you may qualify for a reduction or waiver of the sales charge for these two Funds. You may also be subject to a contingent deferred sales charge on Class B Shares of the California Tax-Free Bond Fund if you redeem such shares within a specified period. See "Investing in the Funds - Sales Charges." However, the Company reserves the right to impose a charge for wiring redemption proceeds.

  ANNUAL FUND OPERATING EXPENSES for the California Tax-Free Income Fund and the Class A Shares of the California Tax-Free Bond Fund are based on amounts incurred during the most recent fiscal year, restated to include voluntary fee waivers and expense reimbursements that are expected to continue during the current fiscal year. Since Class B Shares were not offered during 1994, the figures with respect to Class B Shares contained under "Total Other Expenses" and "Annual Fund Operating Expenses," are based on anticipated fees and expenses, including anticipated voluntary fee waivers and reimbursements. Wells Fargo Bank and Stephens each has agreed to waive or reimburse all or a portion of its respective fees if certain expenses of the Funds exceed limits set by state securities laws or regulations. In addition, Wells Fargo Bank and Stephens, at their sole discretion, may waive or reimburse all or a portion of the respective fees charged to, or expenses paid by, a Fund. Any waivers or reimbursements would reduce a Fund's total expenses. There can be no assurance that waivers or reimbursements will continue. Absent waivers and reimbursements, the percentages shown above under "Total Other Expenses," and "Total Fund Operating Expenses" would be 0.51% and 1.06%, respectively, for the Class A Shares of the California Tax-Free Bond Fund and 0.66% and 1.21%, respectively, for the California Tax-Free Income Fund. Absent waivers and reimbursements, the percentages shown above under "Total Other Expenses" and "Total Fund Operating Expenses" would be 0.56% and 1.76%, respectively, for the Class B Shares of the California Tax-Free Bond Fund. Long-term shareholders in the Funds could pay more in sales charges than the maximum front-end sales charge applicable to mutual funds sold by members of the National Association of Securities

PROSPECTUS                             6

Dealers ("NASD"). For more complete descriptions of the various costs and expenses you can expect to incur as an investor in each Fund, please see the Prospectus section captioned "Management and Servicing Fees."

  EXAMPLE OF EXPENSES is a hypothetical example which illustrates the expenses associated with a $1,000 investment over stated periods, based on the expenses in the respective tables above and an assumed annual rate of return of 5%. This rate of return should not be considered an indication of actual or expected performance of a Fund. In addition, the example should not be considered a representation of past or future expenses and actual expenses may be greater or lesser than those shown.

                                       7                              PROSPECTUS

                              FINANCIAL HIGHLIGHTS

  The following information has been derived from the Financial Highlights in the Funds' 1994 annual financial statements. The financial statements are included in the SAI for each Fund and have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated February 17, 1995 also is included in the SAIs. This information should be read in conjunction with the Funds' 1994 annual financial statements and notes thereto. The SAI for each Fund has been incorporated by reference into this Prospectus. Financial information is not provided in connection with Class B Shares because Class B Shares were not offered during the periods presented.

                         CALIFORNIA TAX-FREE BOND FUND

                    FOR A CLASS A SHARE OUTSTANDING AS SHOWN

                                            YEAR ENDED     YEAR ENDED     YEAR ENDED
                                             DEC. 31,       DEC. 31,       DEC. 31,
                                               1994           1993           1992
                                            ----------     ----------     ----------
Net asset value, beginning of period......     $11.20         $10.41         $10.00
Income from investment operations:
Net investment income.....................       0.56           0.56           0.53
Net realized and unrealized capital
  gains/(losses) on investments...........      (1.36)          0.84           0.41
Total from investment operations..........      (0.80)          1.40           0.94
Less distributions:
Dividends from net investment income......      (0.56)         (0.56)         (0.53)
Distributions from net realized capital
  gains...................................       0.00          (0.05)          0.00
Total distributions.......................      (0.56)         (0.61)         (0.53)
Net asset value, end of period............     $ 9.84         $11.20         $10.41

Total return (not annualized)+............      (7.27)%        13.82%         10.35%
Ratios/supplemental data:
Net assets, end of period (000)...........   $305,847       $532,848       $242,409
Number of shares outstanding, end of
  period (000)............................     31,078         47,580         23,298
Ratios to average net assets (annualized):
Ratio of expenses to average net
  assets(1)...............................       0.65%          0.64%          0.19%
Ratio of net investment income to average
  net assets(2)...........................       5.35%          5.05%          5.67%
Portfolio turnover........................          3%             7%            18%

-------------------

(1) Ratio of expenses to average net
    assets prior to waived fees and
    reimbursed expenses...................       1.06%          1.01%          1.07%
(2) Ratio of net investment income to
    average net assets prior to waived
    fees and reimbursed expenses..........       4.94%          4.68%          4.79%
+ Total returns do not include any sales charges.

PROSPECTUS                             8

                        CALIFORNIA TAX-FREE INCOME FUND

                        FOR A SHARE OUTSTANDING AS SHOWN

                                         YEAR ENDED     YEAR ENDED     PERIOD ENDED*
                                          DEC. 31,       DEC. 31,        DEC. 31,
                                            1994           1993            1992
                                         ----------     ----------     -------------
Net asset value, beginning of period...    $10.36         $10.05          $10.00
Income from investment operations:
Net investment income..................      0.40           0.39            0.02
Net realized and unrealized capital
  gains (losses) on
  investments..........................     (0.52)          0.31            0.05

Total from investment operations.......     (0.12)          0.70            0.07
Less distributions:
Dividends from net investment income...     (0.40)         (0.39)          (0.02)
Distributions from net realized capital
  gains................................      0.00           0.00            0.00

Total distributions....................     (0.40)         (0.39)          (0.02)
Net asset value, end of period.........    $ 9.84         $10.36          $10.05

Total return (not annualized)+.........     (1.10)%         7.10%           0.84%
Ratios/supplemental data:
Net assets, end of period (000)........   $48,998        $52,873          $7,821
Number of shares outstanding, end of
  period (000).........................     4,979          5,105             778
Ratios to average net assets
  (annualized):
Ratio of expenses to average net
  assets(1)............................      0.16%          0.34%           0.00%
Ratio of net investment income to
  average net assets(2)................      4.03%          3.74%           3.56%
Portfolio turnover.....................        33%            11%              0%

-------------------
(1) Ratio of expenses to average net
    assets prior to waived fees and
    reimbursed expenses................      1.21%          1.23%           1.55%
(2) Ratio of net investment income to
    average net assets prior to waived
    fees and reimbursed expenses.......      2.98%          2.85%           2.01%
* The Fund commenced operations on
  November 18, 1992.
+ Total returns do not include any
  sales charges.

                                       9                              PROSPECTUS

                               HOW THE FUNDS WORK

INVESTMENT OBJECTIVES AND POLICIES

  The CALIFORNIA TAX-FREE BOND FUND seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital, by investing in medium- to long-term, investment-grade municipal securities. Medium- and long-term securities include those securities issued with maturities of 2 to 10 years and 10 or more years, respectively. Investment grade is a term used to describe securities suitable for purchase by prudent investors. Standard & Poor's Corporation ("S&P"), a nationally recognized statistical rating organization ("NRSRO"), designates its top four bond ratings as investment grade: AAA, AA, A and BBB. Moody's Investors Service, Inc. ("Moody's") is also an NRSRO and designates its top four bond ratings as investment grade: Aaa, Aa, A and Baa. The Fund also may invest in unrated municipal securities that are determined by Wells Fargo Bank, as investment adviser, to be of comparable quality to municipal securities that are rated investment grade. A description of the relevant ratings is contained in the Appendix to the SAI for the Fund.

  The CALIFORNIA TAX-FREE INCOME FUND seeks to provide investors with a high level of income exempt from federal income taxes and California personal income taxes, while preserving capital. It pursues this objective by investing primarily in short- and intermediate-term, investment-grade municipal securities. Short-term securities are securities issued with maturities of less than 2 years. Intermediate-term securities are securities issued with maturities of 2 to 10 years. The Fund also may invest in unrated municipal securities that are determined by Wells Fargo Bank, as investment adviser, to be of comparable quality to municipal securities that are rated investment grade. A description of the relevant ratings is contained in the Appendix to the SAI for the Fund.

  The investment objective for each Fund is fundamental and cannot be changed without shareholder approval. As with all mutual funds, there can be no assurance that the Funds, which are nondiversified, will achieve their investment objectives. Wells Fargo Bank, as investment adviser to the Funds, will pursue the Funds' objectives by investing (under normal market conditions) substantially all of the Funds' assets in the following types of municipal obligations that pay interest which is exempt from both federal income tax and California personal income tax: bonds, notes and commercial paper issued by or on behalf of the State of California, its cities, municipalities, political subdivisions and other public authorities. These municipal obligations and the taxable investments described below may bear interest at rates that are not fixed ("floating- and variable-rate instruments").

  Each Fund may temporarily invest some of its assets in cash reserves or certain high-quality, taxable money market instruments, or may engage in other investment activities. Each Fund may elect to invest temporarily up to 20% of its net assets in certain

PROSPECTUS                             10
permitted taxable investments, which include cash reserves, U.S. Government obligations, obligations of domestic banks, commercial paper, taxable municipal obligations, and repurchase agreements. The Funds may make loans of portfolio securities. Such temporary investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of shares of a Fund or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income taxes and California personal income taxes. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Funds' assets in securities exempt from such taxes. Additional description of tax-free municipal obligations, taxable money market instruments, and other investment activities is contained in the "Prospectus Appendix - Additional Investment Policies" and in the SAI for each Fund.

  As a matter of fundamental policy, at least 80% of each Fund's net assets are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from federal income taxes and not subject to the federal alternative minimum tax (or in other open-end tax-free funds with a similar fundamental policy). In addition, under normal market conditions, at least 65% of the California Tax-Free Bond Fund's total assets are invested in municipal bonds, as opposed to municipal notes or commercial paper, and at least 65% of the California Tax-Free Income Fund's total assets are invested in short- and intermediate-term municipal securities. As a matter of general operating policy, the California Tax-Free Income Fund intends that, under normal market conditions, the average expected duration of its portfolio securities will be from one to five years.

  At least 65% of each Fund's total assets are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from California personal income taxes. However, as a matter of general operating policy, each Fund seeks to have substantially all of its assets invested in such municipal obligations. The Funds' investment adviser may rely either on an opinion of counsel to the issuer of the municipal obligations or on Internal Revenue Service ("IRS") rulings regarding the tax treatment of these obligations. In addition, each Fund may invest 25% or more of its assets in California municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations; for example, a Fund may own different municipal obligations which pay interest based on the revenues of similar types of projects.

LIMITING INVESTMENT RISKS

  As noted above and discussed further in the section captioned "Prospectus Appendix - Additional Investment Policies," some of the securities purchased by the Funds may be rated in the lowest investment grade category (i.e., rated BBB by S&P or Baa by Moody's). These securities are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other

                                       11                             PROSPECTUS
circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics.

  Since the Funds will invest primarily in securities issued by California and its agencies and municipalities, events in California will be more likely to affect the Funds' investments. While the Funds will seek to reduce risk by investing their assets in securities of various issuers, the Funds will be considered to be nondiversified for purposes of the 1940 Act. However, the Funds will comply with the Internal Revenue Code of 1986 ("Code") diversification requirements, as described in the "Prospectus Appendix - Additional Investment Policies" section below.

  California is experiencing recurring budget deficits caused by lower than anticipated tax-revenues and increased expenditures for certain programs. These budget deficits have depleted the state's available cash resources, and the state has recently had to use a series of external borrowings to meet its cash needs. In addition, since 1992 some of the credit rating agencies have assigned their third highest rating to certain of the state's debt obligations. On July 15, 1994, three of the ratings agencies rating California's long-term debt lowered their ratings of the state's general obligation bonds. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A." The Funds may invest in securities rated in the top four rating categories, i.e., investment grade securities. Any further rating downgrade of the state's debt obligations may impact the availability of securities that meet the Funds' investment policies and restrictions. The Funds' investment adviser will continue to monitor and evaluate the investments of each Fund in light of the events in California and each Funds' investment objective and investment policies. The rating agencies will also continue to monitor events in the state and the state and local governments' responses to budget shortfalls. See "Special Considerations Affecting California Municipal Obligations" in the SAI for each Fund.

PERFORMANCE

  The performance of each Class of shares of the California Tax-Free Bond Fund and the shares of the California Tax-Free Income Fund may be advertised in terms of yield, tax-equivalent yield and average annual total return. Performance figures are based on historical results and are not intended to indicate future performance.

  The yield of a Class of shares of the California Tax-Free Bond Fund is calculated by dividing the net investment income per share earned during a specified period (usually 30 days) for Class A Shares by its public offering price per share (which includes the maximum sales charge), or for Class B Shares by its net asset value (which does not include the maximum contingent deferred sales charge), on the last day of such period and annualizing the result. Similarly, the yield of the shares of the California Tax-Free Income Fund is calculated by dividing the net investment income per share earned during a specified period (usually 30 days) by its public offering price per share (which

PROSPECTUS                             12
includes the maximum sales charge) on the last day of such period and annualizing the result. The tax-equivalent yield of the shares of a Class of the California Tax-Free Bond Fund and the shares of the California Tax-Free Income Fund is similarly calculated but assumes that a stated income tax rate has been applied to determine the tax-equivalent figure. In addition to presenting these standardized yields, at times, the Funds also may present nonstandardized total returns, yields, and distribution rates for purposes of sales literature. For example, these performance figures may be calculated on the basis of an investment in the Funds at the net asset value per share or at the net asset value per share plus, in the case of Class A Shares, at net asset value or at a reduced sales charge (see "Investing in the Funds - How To Buy Shares"), rather than the public offering price per share. In this case, the figures might not reflect the effect of the sales charge that you may have paid.

  Standardized and nonstandardized total return figures for the Funds also may be presented. Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment in the Funds and assumes that all dividends and capital gain distributions attributable to a Class or Fund are reinvested in that Class or Fund. Standardized average annual total return for Class A Shares is calculated assuming you have paid the maximum sales charge; and for Class B Shares is calculated assuming on a one-year investment you have paid the maximum contingent deferred sales charge, on your hypothetical investment. Nonstandardized average annual or cumulative total returns may be calculated assuming no sales charge or a reduced sales charge was paid on such investment.

  Because of differences in the fees and/or expenses borne by Class B Shares of the California Tax-Free Bond Fund, the performance figures are on such shares can be expected, at any given time, to be lower than the performance figures are on such Funds' Class A Shares. Performance figures are computed separately for Class A Shares and Class B Shares.

  Additional information about the performance of each Fund is contained in the Annual Report for each Fund. The Annual Reports may be obtained free of charge by calling the Company at 800-222-8222.

                            THE FUNDS AND MANAGEMENT

  The Funds are two of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of nine other series: the Asset Allocation Fund, the California Tax-Free Money Market Mutual Fund, the Corporate Stock Fund, the Diversified Income Fund, the Ginnie Mae Fund, the Growth and Income Fund, the Money Market Mutual Fund, the Short-Intermediate U.S. Government Income Fund and the U.S. Government Allocation Fund. The Board of Directors of the Company supervises the Funds' activities and monitors

                                       13                             PROSPECTUS
their contractual arrangements with various service providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing the Funds' investment objectives or fundamental investment policies. Pursuant to a plan approved by the Board of Directors, the previously existing single class of shares of the California Tax-Free Bond Fund has been redesignated the "Class A Shares" and a new Class of Shares, the "Class B Shares", has been created. All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by series or Class, unless otherwise required by law (such as when the voting matter affects only one series or Class). As a shareholder of the Funds, you are entitled to one vote for each share you own and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI for each Fund.

  Wells Fargo Bank is the Funds' investment adviser, transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank is a Shareholder Servicing Agent of the Funds, and a Selling Agent under a Selling Agreement with the Funds' distributor. Wells Fargo Bank, one of the ten largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of June 30, 1995, various divisions and affiliates of Wells Fargo Bank provided investment advisory services for approximately $211 billion of assets of individuals, trusts, estates and institutions. As of June 30, 1995, Wells Fargo Bank provided investment advisory services for approximately $28 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser to the other separately managed series of the Company, and to six other registered, open-end, management investment companies, which consist of several separately managed investment portfolios. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94163.

  Mr. David Klug assumed sole responsibility for the day-to-day management of the portfolio of the California Tax-Free Bond Fund on June 1, 1995. Mr. Klug had been a co-manager of the Fund since January 1992, and has managed municipal bond portfolios for Wells Fargo Bank for over nine years. Prior to joining Wells Fargo Bank, he managed the municipal bond portfolio for a major property and casualty insurance company. Mr. Klug holds an M.B.A. from the University of Chicago, and is a member of the National Federation of Municipal Analysts and its California chapter.

  Ms. Laura Milner assumed sole responsibility for the day-to-day management of the portfolio of the California Tax-Free Income Fund on June 1, 1995. Ms. Milner had been a co-manager of the Fund since November 1992. Her background includes over seven years experience specializing in short- and long-term municipal securities with Salomon Brothers. She is a member of the National Federation of Municipal Analysts and its California chapter.

PROSPECTUS                             14

  Stephens is the Funds' sponsor and administrator, and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

                             INVESTING IN THE FUNDS

OPENING AN ACCOUNT

  You can buy shares in any of the Funds in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, you may call 1-800-222-8222.

  After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional applications. A separate application must be processed for each different umbrella account number (even if the registration is the same).

  Call the number on your confirmation statement to obtain information about what is required to change registration.

  The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

SHARE VALUE

  The value of a share of each Fund is its "net asset value," or NAV. The NAV of each share of the California Tax-Free Income Fund is determined by dividing the value of the Fund's total assets less the value of Fund liabilities by the number of outstanding shares of the Fund. The NAV of each share of a Class of the California Tax-Free Bond Fund is the value of total net assets attributable to each Class divided by the number of outstanding shares of that Class. The value of the net assets per Class is determined daily by adjusting the net assets per Class at the beginning of the day by the value of each Class's shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day for each Class by attributing to each Class a pro rata share of daily income and common expenses, and by assigning class-specific expenses to each Class as appropriate. The NAV of a share of

                                       15                             PROSPECTUS
the California Tax-Free Income Fund and the NAV of a share of each Class of the California Tax-Free Bond Fund is expected to fluctuate daily.

  Shares of a Fund may be purchased on any day the Fund is open. The Funds are open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday. Wells Fargo Bank calculates the NAV of the California Tax-Free Bond Fund and California Tax-Free Income Fund as of the close of regular trading on the NYSE (referred to hereafter as "the close of the NYSE"), which is currently 1:00 p.m. (Pacific time).

  Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the other assets of the Funds are valued at current market prices or, if such prices are not readily available, at fair value as determined in good faith by the Company's Board of Directors. Prices used for such valuations may be obtained from independent pricing services.

HOW TO BUY SHARES

  You may buy shares of a Fund on any day the Fund is open by any of the methods described below. Shares of the Funds are offered continuously at the applicable offering price (the NAV plus any applicable sales charge) next determined after a purchase order is received in the form specified for the purchase method being used, as described in the following sections.

  Payment for shares of the Funds purchased through a Selling Agent (as defined below) will not be due from the Selling Agent until the settlement date. The settlement date is normally three Business Days after the order is placed. It is the responsibility of the Selling Agent to forward payment for shares being purchased to the Funds promptly. Payment must accompany orders placed directly through the Transfer Agent.

  Payments for shares of a Fund will be invested in full and fractional shares of such Fund at the applicable offering price. If shares are purchased by a check which doesn't clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Funds may hold payment on any redemption until reasonably satisfied that your investments made by check have been collected (which may take up to 15 days). The Company reserves the right to reject any purchase order or suspend sales at any time.

  The minimum initial investment amount in the Funds is generally $1,000. In addition, the minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. If you have questions regarding purchases of shares, please contact the Company at

PROSPECTUS                             16

800-222-8222 or contact a Shareholder Servicing Agent or Selling Agent (defined below).

  Shares of the Funds may not be suitable investments for tax-exempt institutions or tax-sheltered retirement plans, since such investors would not benefit from the exempt status of the Funds' dividends. See "Federal Income Taxes - Special Tax Considerations" in each Fund's SAI.

SALES CHARGES

  Set forth below are Front-end Sales Charge Schedules listing the front-end sales charges applicable to purchases of Class A Shares of the California Tax-Free Bond Fund and the shares of the California Tax-Free Income Fund. As shown below, reductions in the rate of front-end sales charges ("Volume Discounts") are available as you purchase additional shares (other than Class B Shares). You should consider the front-end sales charge information set forth below and the other information contained in this prospectus when making your investment decisions.

   The following is the Front-end Sales Charge Schedule for purchasing Class A Shares of the California Tax-Free Bond Fund:

                          FRONT-END          FRONT-END
                         SALES CHARGE      SALES CHARGE      DEALER ALLOWANCE
                           AS % OF          AS % OF NET          AS % OF
   AMOUNT OF PURCHASE   OFFERING PRICE    AMOUNT INVESTED     OFFERING PRICE
---------------------   --------------    ---------------    ----------------
Less than $50,000.......      4.50%             4.71%               4.00%
$ 50,000 up to
  $ 99,999..............      4.00              4.17                3.55
$100,000 up to
  $249,999..............      3.50              3.63                3.125
$250,000 up to
  $499,999..............      3.00              3.09                2.625
$500,000 up to
  $999,999..............      2.00              2.04                1.75
$1,000,000 and over.....      1.00              1.01                0.85

   The following is the Front-end Sales Charge Schedule for purchasing shares of the California Tax-Free Income Fund:

                          FRONT-END          FRONT-END
                         SALES CHARGE      SALES CHARGE      DEALER ALLOWANCE
                           AS % OF          AS % OF NET          AS % OF
   AMOUNT OF PURCHASE   OFFERING PRICE    AMOUNT INVESTED     OFFERING PRICE
---------------------   --------------    ---------------    ----------------
Less than $100,000......      3.00%             3.09%               2.65%
$100,000 up to
  $249,999..............      2.25              2.30                2.00
$250,000 up to
  $599,999..............      1.50              1.52                1.30
$600,000 and over.......      0.60              0.60                0.50

                                       17                             PROSPECTUS

  Class B Shares of the California Tax-Free Bond Fund are not subject to front-end sales charges. Class B Shares of the California Tax-Free Bond Fund which are redeemed within one, two, three and four years from the receipt of a purchase order will be subject to a contingent deferred sales charge equal to 3.00%, 2.00%, 1.00% or 1.00%, respectively, of the dollar amount equal to the lesser of the NAV at the time of purchase of the shares being redeemed or the NAV of such shares at the time of redemption (the "NAV Amount"). See "Investing in the Funds - Contingent Deferred Sales Charges - Class B Shares."

  A selling agent or servicing agent and any other person entitled to receive compensation for selling or servicing shares may receive different compensation for selling or servicing Class A Shares as compared with Class B Shares of the same Fund.

  If Class A Shares of the California Tax-Free Bond Fund or shares of the California Tax-Free Income Fund are purchased through a Selling Agent, Stephens reallows the portion of the front-end sales charge shown above as the Dealer Allowance. Stephens also compensates Selling Agents for sales of Class B Shares, and is then reimbursed out of Rule 12b-1 Fees and contingent deferred sales charges applicable to such shares. When shares are purchased directly through the Transfer Agent and no Selling Agent is involved with the purchase, the entire sales charge is paid to Stephens. In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

REDUCED SALES CHARGES

  Volume Discounts

  The Volume Discounts described in the Front-end Sales Charge Schedules are available to you based on the combined dollar amount you invest in shares (other than Class B Shares) of one or more of the Company's funds which assess a front-end sales charge (the "Load Funds"). Since Class B Shares are not subject to a front-end sales charge you may not consider the amount of Class B Shares you hold in determining Volume Discount.

  Right of Accumulation

  The Right of Accumulation allows you to combine the amount you invest in Class A Shares of the California Tax-Free Bond Fund and shares of the California Tax-Free Income Fund with the total NAV of shares (other than Class B Shares) in any of the Load Funds to determine reduced front-end sales charges in accordance with the appropriate Front-end Sales Charge Schedule. In addition, you also may combine the total NAV of shares (other than Class B Shares) which you currently have invested in any other

PROSPECTUS                             18
mutual fund that assesses a front-end sales charge and is advised by Wells Fargo Bank and sponsored by Stephens. For example, if you own Class A Shares of the Load Funds with an aggregate NAV of $90,000 and you invest an additional $20,000 in the Class A Shares of the California Tax-Free Bond Fund, the front-end sales charge on the additional $20,000 investment would be 3.50% of the offering price. If instead you invest the $20,000 in the California Tax-Free Income Fund, the front-end sales charge on the additional amount would be 2.25% of the offering price. To obtain such discount, you must provide sufficient information at the time of your purchase to verify that your purchase qualifies for the reduced front-end sales charge. Confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time without prior notice with respect to all subsequent shares purchased.

  Letter of Intent

  A Letter of Intent allows you to purchase Class A Shares of the California Tax-Free Bond Fund and shares of the California Tax-Free Income Fund over a 13-month period at a reduced front-end sales charge based on the total amount of Class A Shares you intend to purchase plus the total NAV of the shares (other than Class B Shares) in any of the Load Funds you already own. Each investment you make during the period may be made at the reduced front-end sales charge that is applicable to the total amount you intend to invest. If you do not invest the total amount within the period, you must pay the difference between the higher front-end sales charge rate that would have been applied to the purchases you made and the reduced front-end sales charge rate you have paid. The minimum initial investment for a Letter of Intent is 5% of the total amount you intend to purchase, as specified in the Letter. Shares of the Fund equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, a sufficient amount of escrowed shares will be redeemed for payment of the additional sales charge. Dividend and capital gains paid on such shares held in escrow will be reinvested in additional Fund shares.

  Reinvestment

  You may reinvest proceeds from a redemption of Fund shares in Class A Shares of a Fund, or in certain of the Company's funds registered in your state of residence at NAV, without a front-end sales charge, within 120 days after your redemption. However, if the fund you are purchasing imposes a front-end sales charge that is higher than the one you have paid in connection with the shares you have redeemed, you pay the difference. You may reinvest at this NAV price up to the total amount of the redemption proceeds. A written purchase order for the shares must be delivered to the Company, a Selling Agent, a Shareholder Servicing Agent, or the Transfer Agent at the time of reinvestment.

                                       19                             PROSPECTUS

  If you realized a gain on your redemption, your reinvestment would not alter the amount of any federal capital gains tax you pay on the gain. If you realized a loss on your redemption, your reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares you purchase by reinvestment and the period of time that elapses after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares you acquire upon the reinvestment.

  Reductions for Families or Fiduciaries

  Reductions in front-end sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

  Waivers for Investments of Proceeds From Other Investments

  Purchases may be made at NAV, without a front-end sales charge, to the extent that: (i) you are investing proceeds from a redemption of shares of another open-end investment company or (ii) you are investing proceeds from a redemption of units of a unit investment trust sold through Wells Fargo Securities Inc. on which you paid a front-end sales charge; (iii) such redemption occurred within thirty (30) days prior to the date of the purchase order; and (iv) such other company or trust is distributed and advised by entities other than Stephens and Wells Fargo Bank, respectively, or their affiliates. You must notify the Fund and/or the Transfer Agent at the time you place such purchase order of your eligibility for the waiver of sales charges and provide satisfactory evidence thereof (e.g., a confirmation of the redemption).

  Reductions for Qualified Groups

  Reductions in front-end sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of shares (other than Class B Shares) purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Fund shares at a reduced front-end sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls or has the power to vote 5% or more of the outstanding voting securities of such company;
(ii) any other company of which such company directly or indirectly owns, controls or has the power to vote 5% or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase shares at a reduced sales load must provide evidence

PROSPECTUS                             20
satisfactory to the Transfer Agent of the existence of a bona fide qualified group and their membership therein.

  Waivers for Certain Parties

  Class A Shares of the California Tax-Free Bond Fund and shares of the California Tax-Free Income Fund may be purchased at NAV, without a front-end sales charge, by directors, officers and employees (and their spouses and children under the age of 21) of the Company, Stephens, its affiliates and Selling Agents. Class A Shares of such Funds also may be purchased at NAV, without a front-end sales charge, by present and retired directors, officers and employees (and their spouses and children under the age of 21) of Wells Fargo Bank and its affiliates if Wells Fargo Bank and/or the respective affiliates agree. Class A Shares of such Funds also may be purchased at NAV, without a front-end sales charge, by employee benefit and thrift plans for such persons and to any investment advisory, trust or other fiduciary or retirement account that is maintained, managed or advised by Wells Fargo Bank or its affiliates. In addition, you may purchase shares of the Funds at NAV, without a sales charge, with proceeds from a required minimum distribution from any IRA, Simplified Employee Pension Plan or other self-directed retirement plan for which Wells Fargo Bank serves as trustee, provided that the proceeds are invested in the Funds within 30 days of such distribution and such distribution is required as a result of reaching age 70 1/2.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES

  Class B Shares of the California Tax-Free Bond Fund are not subject to front-end sales charges but may be subject to contingent deferred sales charges. Class B Shares which are redeemed within one, two, three or four years of the purchase of such shares will be subject to a contingent deferred sales charge equal to 3.00%, 2.00%, 1.00% and 1.00%, respectively, of the NAV Amount. Contingent deferred sales charges will not be imposed on amounts representing increases in NAV above the NAV at the time of purchase. Contingent deferred sales charges will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions. Class B Shares automatically convert to Class A Shares of the same Fund six years after the end of the month in which such Class B Shares were acquired.

  The amount of a contingent deferred sales charge, if any, paid upon redemption of Class B Shares is determined in a manner designed to result in the lowest sales charge rate being assessed. When a redemption request is made, Class B Shares acquired pursuant to the reinvestment of dividends and capital gain distributions are considered to be redeemed first. After this, Class B Shares are considered redeemed on a first-in, first-out basis so that Class B Shares held for a longer period of time are considered redeemed prior to more recently acquired Class B Shares. For a discussion of the interaction between the optional Exchange Privilege and contingent deferred sales charges on Class B Shares, see "Additional Shareholder Services -- Exchange Privilege."

                                       21                             PROSPECTUS

  Contingent deferred sales charges are waived on redemptions of Class B Shares of a Fund (i) following the death or disability (as defined in the Code) of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached age 70 1/2, (iii) effected pursuant to the Company's right to liquidate a shareholder's account if the aggregate NAV of the shareholder's account is less than the minimum account size, or (iv) in connection with the combination of the Company with any other registered investment company by a merger, acquisition of assets, or by any other transaction.

  In deciding whether to purchase Class A or Class B Shares, you should compare the fees assessed on Class A Shares (including front-end sales charges) against those assessed on Class B Shares (including potential contingent deferred sales charges and higher Rule 12b-1 Fees than Class A Shares) in light of the amount to be invested and the anticipated time that the shares will be owned.

  A Selling Agent or Servicing Agent and any other person entitled to receive compensation for selling or servicing shares may receive different compensation for selling or servicing Class A Shares as compared with Class B Shares.

INITIAL PURCHASES BY WIRE

1. Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds to:

   Wells Fargo Bank, N.A.
   San Francisco, California
   Bank Routing Number: 121000248
   Wire Purchase Account Number: 4068-000587
   Attention: Stagecoach Funds (Name of Fund) (designate Class A or B, if applicable)
   Account Name(s): name(s) in which to be registered
   Account Number: (if investing into an existing account)

   Generally, the minimum investment amount for shares of the California Tax-Free Bond Fund and California Tax-Free Income Fund is $1,000.

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened:

   Wells Fargo Bank, N.A.
   Stagecoach Shareholder Services
   P.O. Box 7066
   San Francisco, California 94120-7066
   Telefacsimile: 1-415-543-9538

PROSPECTUS                             22

4. Share purchases are effected at the public offering price or, in the case of Class B Shares, at the NAV next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL

1. Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for an appropriate amount, payable to "Stagecoach Funds (Name of Fund) (designate Class A or B, if applicable)" to the address set forth in "Initial Purchases by Wire."

3. Share purchases are effected at the public offering price or, in the case of Class B Shares, at the NAV, next determined after the Account Application is received and accepted.

AUTOSAVER PLAN PURCHASES

  The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to a Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the Transfer Agent on a monthly basis from an account with a bank, which is designated in your Account Application and which is approved by the Transfer Agent ("Approved Bank"). Wells Fargo Bank is an Approved Bank. The Transfer Agent withdraws and uses this amount to purchase specified shares of a Fund on your behalf on or about the fifth Business Day of each month. There are no separate fees charged to you by a Fund for participating in the AutoSaver Plan.

  You may change your investment amount, suspend purchases or terminate your election at any time by notifying the Transfer Agent at least five Business Days prior to any scheduled transaction.

ADDITIONAL PURCHASES

  You may make additional purchases of $100 or more by instructing the Funds' Transfer Agent to debit a designated Approved Bank account, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail with a check payable to "Stagecoach Funds (Name of Fund) (designate Class A or B, if applicable)" to the address set forth in "Initial Purchases by Wire." Write your Fund account number on the check and include the detachable stub from your Statement of Account or a letter providing your Fund account number.

PURCHASES THROUGH SELLING AGENTS

  You may place a purchase order for shares of the Funds through a broker/dealer or financial institution which has entered into a Selling Agreement with Stephens, as the Funds' Distributor, ("Selling Agent").

                                       23                             PROSPECTUS

  If your order for shares of the Funds is placed by the close of the NYSE, the purchase order generally will be executed on the same day if the order is received by the Transfer Agent before the close of business. If your purchase order is received by a Selling Agent after the close of the NYSE or by the Transfer Agent after the close of business, then your purchase order will be executed on the next Business Day following the day your order is placed. Because payment for shares of the Funds will not be due until settlement date, the Selling Agent might benefit from temporary use of your payment.

  The Selling Agent is responsible for the prompt transmission of your purchase order to the Funds. A financial institution acting as a Selling Agent, Shareholder Servicing Agent or in certain other capacities may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS

  Purchase orders for shares of the Funds may be transmitted to the Transfer Agent through any entity that has entered into a Shareholder Servicing Agreement with the Funds ("Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management and Servicing Fees - Shareholder Servicing Agent."

  The Shareholder Servicing Agent may transmit a purchase order to the Transfer Agent, on your behalf, including a purchase order for which payment is to be transferred from an account with an Approved Bank or wired from a financial institution. If your order for shares of the Funds is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of the NYSE, the purchase order generally will be executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the Transfer Agent after the close of the NYSE, then your order will be executed on the next Business Day following the day your order is received.

  The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the Transfer Agent.

STATEMENTS AND REPORTS

  The Funds or a Shareholder Servicing Agent on their behalf, will typically send you a confirmation or statement of your account after every transaction that affects your share balance or your Fund account registration. The Funds do not issue share certificates. A statement with tax information will be mailed to you by January 31 of each year, and also will be filed with the IRS. At least twice a year, you will receive financial statements.

PROSPECTUS                             24

                                   DIVIDENDS

  The Funds intend to declare daily substantially all of their net investment income as a dividend payable to shareholders of record as of the close of regular trading of the NYSE, which is currently 1:00 p.m. (Pacific time). You will begin earning dividends on the Business Day following the date your purchase order is effective and continue to earn dividends through the day you redeem such shares. The net investment income of the California Tax-Free Bond Fund available for distribution to the holders of Class B Shares is reduced by the amount of the higher Rule 12b-1 Fee payable on such shares. Other expenses, such as state securities registration fees and transfer agency fees, that are attributable to a particular class also may affect the relative dividends and/or capital gains distributions of Class A Shares and Class B Shares.

  Dividends for a Saturday, Sunday or Holiday are declared payable to shareholders of record as of the preceding Business Day. If you redeem shares before the dividend payment date, any dividends credited to you are paid on the following dividend payment date unless you have redeemed all of the shares in your account, in which case you will receive your accrued dividends together with your redemption proceeds. The Funds will distribute any capital gains at least annually.

  Dividends declared in a month generally are paid on the last Business Day of each month. You have several options for receiving dividends and any capital gains distributions. They are discussed under "Additional Shareholder
Services - Dividend and Distribution Options."

                              HOW TO REDEEM SHARES

  You may redeem all or a portion of your shares in a Fund on any day the Fund is open. Your shares will be redeemed at the next NAV calculated after the Funds have received your redemption request in proper form. Redemption proceeds may be more or less than the amount invested and, therefore, a redemption of shares in a Fund may result in a gain or loss for federal and state income tax purposes. The California Tax-Free Bond Fund ordinarily remits your redemption proceeds, net of any contingent deferred sales charge applicable with respect to Class B Shares, (the "net redemption proceeds") within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. The California Tax-Free Income Fund ordinarily remits your net redemption proceeds, without any charge by the Fund, within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of

                                       25                             PROSPECTUS
which (a) disposal by the Funds of securities owned by them is not reasonably practicable or (b) it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of the Funds. In addition, the Funds may hold payment on your redemption until reasonably satisfied that your investments made by check have been collected (which can take up to 15 days from the purchase date). To ensure acceptance of your redemption request, please follow the procedures described below. Although it is not the Funds' current intention, the Funds may make payment of redemption proceeds in securities if conditions warrant, subject to regulation by some state securities commissions. In addition, the Funds reserve the right to impose charges for wiring redemption proceeds.

  Due to the high cost of maintaining Fund accounts with small balances, the Funds reserve the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of shares of a Fund after an investor has made only the applicable minimum initial investment). You will be given 30 days' notice to make an additional investment to increase your account balance to the applicable minimum balance. For a discussion of applicable minimum balance requirements, see "Investing in the Funds -- How to Buy Shares."

REDEMPTIONS BY TELEPHONE

  Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone redemption privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTIONS BY MAIL

1. Write a letter of instruction. Indicate the Class, if applicable, and the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your social security or taxpayer identification number (where applicable).

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than you at your address of record or your designated Approved Bank account, or other unusual circumstances

PROSPECTUS                             26
   exist which cause the Transfer Agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. Mail your letter to the Transfer Agent at the mailing address set forth under "Investing in the Funds - Initial Purchases by Wire."

  Unless other instructions are given in proper form, a check for your net redemption proceeds will be sent to your address of record.

EXPEDITED REDEMPTIONS BY MAIL OR TELEPHONE

  You may request an expedited redemption of shares of a Fund by letter, in which case your receipt of redemption proceeds, but not the Fund's receipt of your redemption request, would be expedited. In addition, you also may request an expedited redemption of shares of a Fund by telephone on any day the Fund is open, in which case both your receipt of redemption proceeds and the Fund's receipt of your redemption request would be expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is $100 or more.

  You may request expedited redemption by telephone by calling the Transfer Agent at the telephone number listed on your transaction confirmation or by calling 800-222-8222.

  You may request expedited redemption by mail by mailing your expedited redemption request to the Transfer Agent at the mailing address set forth under "Investing in the Funds - Initial Purchases by Wire."

  Upon request, net redemption proceeds of expedited redemptions of $5,000 or more will be wired or credited to an Approved Bank account designated in your Account Application or wired to the Selling Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an account with an Approved Bank or Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption.

  If your expedited redemption request for shares of the Funds is received by the Transfer Agent by the close of the NYSE on a Business Day, your net redemption

                                       27                             PROSPECTUS
proceeds will be transmitted to your designated account with an Approved Bank or Selling Agent on the next Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Extraordinary circumstances could include those described above as potentially delaying redemptions, and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for proceeds of less than $5,000 will be mailed to your address of record or, at your election, credited to an Approved Bank account designated in your Account Application.

  During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the Transfer Agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Funds reserve the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

  The Company's Systematic Withdrawal Plan provides you with a convenient way to have shares of a Fund redeemed from your account and the net redemption proceeds distributed to you on a monthly basis. You may participate in this plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, your dividend and capital gain distributions are being reinvested automatically and you are not a participant in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank account designated in the Account Application. The Transfer Agent redeems sufficient shares and mails or deposits your net redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Funds for participating in the Systematic Withdrawal Plan. However, you should not participate in the Systematic Withdrawal Plan if you also are purchasing shares of a Fund subject to a sales charge.

  You may change your withdrawal amount, suspend withdrawals or terminate your election at any time by notifying the Transfer Agent at least ten Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan will be terminated automatically if your Fund account is closed, or, in some cases, if your Approved Bank account is closed.

REDEMPTIONS THROUGH SELLING AGENTS

  If your redemption order for a Fund is received by a Selling Agent before the close of the NYSE and received by the Transfer Agent before the close of business on the same day, the order will be executed at the NAV determined as of the close of the NYSE on that day. If your redemption order is received by a Selling Agent after the close of the

PROSPECTUS                             28

NYSE, or not received by the Transfer Agent prior to the close of business, your order will be executed at the NAV determined as of the close of the NYSE on the next Business Day.

  The Selling Agent is responsible for the prompt transmission of your redemption order to the Funds.

  Unless you have made other arrangements with a Selling Agent, and the Transfer Agent has been informed of such arrangements, net proceeds of a redemption order made by you through a Selling Agent will be credited to an account with an Approved Bank that you have designated in your Account Application. If no such account is designated, a check for the net redemption proceeds will be mailed to your address of record or, if such address is no longer valid, the net redemption proceeds will be credited to your account with the Selling Agent. You may request a check from the Selling Agent or may elect to retain the net redemption proceeds in such account. The Selling Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

  You may request a redemption of shares of a Fund through your Shareholder Servicing Agent. Any redemption request made by telephone through your Shareholder Servicing Agent must redeem shares with a total value equal to $100 or more.

  If your redemption order for shares of a Fund is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of the NYSE, the redemption order will be executed at the NAV determined as of the close of the NYSE on that day. If your Shareholder Servicing Agent transmits your redemption order to the Transfer Agent after the close of the NYSE, then your order will be executed on the next Business Day following the date your order is received.

  The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Funds.

  Unless you have made other arrangements with your Shareholder Servicing Agent, and the Transfer Agent has been informed of such arrangements, net proceeds of a redemption order made by you through your Shareholder Servicing Agent will be credited to an account with the Approved Bank that you have designated in the Account Application. If no such account is designated, a check for the net redemption proceeds will be mailed to your address of record or, if such address is no longer valid, the net redemption proceeds will be credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent.

                                       29                             PROSPECTUS

                        ADDITIONAL SHAREHOLDER SERVICES

  The Company offers you a number of optional services. As noted above, you can take advantage of the AutoSaver Plan, the Systematic Withdrawal Plan, and Expedited Redemptions by Letter and Telephone. In addition, the Funds offer you several dividend and distribution payment options and an exchange privilege, which are described below.

DIVIDEND AND DISTRIBUTION OPTIONS

  When you fill out your Account Application, you can choose from the dividend and distribution options listed below. If you have questions about the dividend and distribution options available to you, please call 800-222-8222.

  A. The Automatic Reinvestment Option provides for the reinvestment of your dividends and capital gain distributions in additional shares of the same Class of the Fund which paid such dividends or capital gain distributions. Dividends and distributions declared in a month generally are reinvested in additional shares at NAV on the last Business Day of such month. You are assigned this option automatically if you make no choice on your Account Application.

  B. The Fund Purchase Option lets you use your dividends and/or capital gain distributions from the Funds to purchase, at NAV, shares of another fund in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Dividends and distributions paid on Class A or Class B Shares of the California Tax-Free Bond Fund may be invested in Class A or Class B Shares, respectively, of another fund, in Retail Shares of another Fund, in Class A Shares of the Money Market Mutual Fund or in shares of the California Tax-Free Money Market Mutual Fund (the Money Market Mutual Fund and the California Tax-Free Money Market Mutual Fund are collectively, the "Money Market Mutual Funds"). Dividends and distributions paid on Class A Shares of the California Tax-Free Bond Fund may also be invested in shares of a non-money market fund with a single class of shares (a "single class fund"). Dividends and distributions paid on Class B Shares of the California Tax-Free Bond Fund may not be invested in shares of a single class fund. Dividends and distributions paid on shares of the California Tax-Free Income Fund may be reinvested in Class A Shares of a multi-class fund, shares of a single class fund or shares of the California Tax-Free Money Market Mutual Fund.

  C. The Automatic Clearing House Option permits you to have dividends and capital gain distributions deposited in your Approved Bank account designated in the Account Application. In the event your Approved Bank account is closed, your distribution will be held in a non-interest-bearing omnibus bank account established by the Funds' dividend disbursing agent on your behalf.

PROSPECTUS                             30

  D. The Check Payment Option lets you receive a check for all dividends and capital gain distributions, which generally is mailed either to your designated address or your designated Approved Bank shortly following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, your distributions will be held in a non-interest-bearing omnibus bank account established by the Funds' dividend disbursing agent on your behalf.

EXCHANGE PRIVILEGE

  Wells Fargo Bank advises a variety of other funds, each with its own investment objective and policies. The exchange privilege is a convenient way for you to buy shares in the other funds of the Stagecoach Family of Funds that are registered in your state of residence in order to respond to changes in your investment and savings goals or in market conditions. Class A and Class B Shares of the California Tax-Free Bond Fund may be exchanged for Class A and Class B Shares, respectively, of another fund, for Class A Shares of the Money Market Mutual Fund or for shares of the California Tax-Free Money Market Mutual Fund. Class A Shares of the California Tax-Free Bond Fund may also be exchanged for shares of a single class fund or for Retail Shares of another fund. Shares of the California Tax-Free Income Fund may be exchanged for Class A Shares or Retail Shares of another fund, shares of a single class fund or shares of the California Tax-Free Money Market Mutual Fund.

  Before making an exchange from a Fund into another fund of the Stagecoach Family of Funds, please observe the following:

  - Obtain and carefully read the prospectus of the fund into which you want to exchange.

  - If you exchange into another fund with a sales charge, you must pay the difference between that fund's sales charge and any sales charge you already have paid in connection with the shares you are exchanging.

  - If you exchange Class B Shares for Class B Shares of another fund, for Class A Shares of the Money Market Mutual Fund or for shares of the California Tax-Free Money Market Mutual Fund, a contingent deferred sales charge will not be imposed upon the exchange.

  - Each exchange, in effect, represents the redemption of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. A confirmation of each exchange transaction will be sent to you.

  - The dollar amount of shares you exchange must meet the minimum initial and/or subsequent investment amounts of the other fund.

  - The Company reserves the right to limit the number of times shares may be exchanged between funds, to reject any telephone exchange order, or otherwise to modify or discontinue exchange privileges at any time. Under SEC rules, subject to

                                       31                             PROSPECTUS
    limited exceptions, the Company ordinarily must notify you 60 days before it modifies or discontinues the exchange privilege.

  - If you exchange Class B Shares for Class B Shares of another fund, for Class A Shares of the Money Market Mutual Fund or for shares of the California Tax-Free Money Market Mutual Fund, the remaining period of time (if any) that the contingent deferred sales charge applicable to such shares is in effect will be computed from the time of initial purchase of the previously held shares. For example, if you exchange Class B Shares of the California Tax-Free Bond Fund for shares of the California Tax-Free Money Market Mutual Fund and redeem those shares of the California Tax-Free Money Market Mutual Fund within four years of the purchase of the exchanged Class B Shares, you will be required to pay a contingent deferred sales charge equal to the charge which would have applied had you redeemed the original Class B Shares at that time.

  - If you exchange Class B Shares for shares of one of the Money Market Mutual Funds as described above, you subsequently may re-exchange the acquired shares only for Class B Shares of one of the Company's funds or for shares of the other Money Market Mutual Fund.

  The procedures applicable to Fund share redemptions also apply to Fund share exchanges. In particular, because the only transaction orders involving the California Tax-Free Money Market Mutual Fund that are processed at 1:00 p.m. are those that are received at that time through Shareholder Servicing Agents in connection with automated investment programs, exchange orders involving the California Tax-Free Money Market Mutual Fund received through other means after 9:00 a.m. will be processed on the next day that is a Business Day for both funds involved in the exchange.

  To exchange shares, write the Transfer Agent at the mailing address under "Investing in the Funds - Initial Purchases by Wire" or call the Transfer Agent at the telephone number listed on your transaction confirmation, or contact your Shareholder Servicing Agent or Selling Agent. The procedures applicable to telephone redemptions, including the discussion regarding the responsibility for the authenticity of telephone instructions, are also applicable to telephone exchange requests. See "How to Redeem Shares - Expedited Redemptions by Letter and Telephone."

CONVERSION

  Class B Shares of the California Tax-Free Bond Fund that have been outstanding for six years after the end of the month in which the shares were initially purchased will automatically convert to Class A Shares of the same Fund and, consequently, will no longer be subject to the higher Rule 12b-1 Fees applicable to Class B Shares of such Fund. Such conversion will be on the basis of the relative NAV of the two Classes, without the imposition of any sales charge or other charge except that the lower Rule 12b-1 Fees applicable to Class A Shares shall thereafter be applied to such

PROSPECTUS                             32
converted shares. Because the per share NAV of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, a shareholder may receive fewer Class A Shares than the number of Class B Shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions in Class B Shares will be considered new purchases for purposes of the conversion feature.

  If a shareholder effects one or more exchanges among Class B Shares of any fund, Class A Shares of the Money Market Mutual Fund or shares of the California Tax-Free Money Market Mutual Fund during the six-year period and exchange back into Class B Shares, the holding period for the shares so exchanged will be counted toward the six-year period and any Class B Shares held at the end of six years will be converted into Class A Shares.

                         MANAGEMENT AND SERVICING FEES

INVESTMENT ADVISER

  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Funds' investment adviser, provides investment guidance and policy direction in connection with the management of the Funds' assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Funds' investment strategies and performance. For these services, Wells Fargo Bank is entitled to a monthly investment advisory fee at the annual rate of 0.50% of the average daily net assets of each Fund. From time to time, Wells Fargo Bank may waive such fees in whole or in part. Any such waiver will reduce expenses of the Funds and, accordingly, have a favorable impact on the Funds' yields and total returns. From time to time, each of the Funds, consistent with its investment objectives, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. For the year ended December 31, 1994, the Company paid 0.50% of the average daily net assets of the California Tax-Free Bond Fund to Wells Fargo Bank for its services as investment adviser. For the year ended December 31, 1994, Wells Fargo Bank waived all advisory fees for the California Tax-Free Income Fund and the Company did not pay advisory fees to Wells Fargo Bank on behalf of the Fund.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  Wells Fargo Bank also serves as each Fund's custodian and transfer and dividend disbursing agent. Pursuant to separate Custody Agreements with Wells Fargo Bank, each Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to each Fund's Custody Agreement. The transfer and dividend

                                       33                             PROSPECTUS
disbursing agency activities are performed at 525 Market Street, San Francisco, California 94163.

SHAREHOLDER SERVICING AGENT

  The Funds have entered into Shareholder Servicing Agreements with Wells Fargo Bank, and may enter into similar agreements with other entities. Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) will, as agent for their customers, among other things: answer customer inquiries regarding account status and history and the manner in which purchases, exchanges and redemptions of Fund shares may be effected; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase, redemption and exchange transactions; arrange for the wiring of money; transfer money in connection with customer orders to purchase or redeem shares; verify shareholder signatures in connection with redemption and exchange orders and transfers and changes in accounts with Approved Banks; furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases, redemptions and exchanges; furnish, on behalf of each of the Funds, proxy statements, annual reports, updated prospectuses and other communications to shareholders; receive, tabulate and send to the Funds proxies executed by shareholders; and provide such other related services as the Funds or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent receives a fee, which may be paid periodically, determined by a formula based upon the number of accounts serviced by the Shareholder Servicing Agent during the period for which payment is being made, the level of activity in such accounts during such period, and the expenses incurred by the Shareholder Servicing Agent. In no event will the shareholder servicing fees for the California Tax-Free Bond Fund, as calculated on an annualized basis for the Fund's then current fiscal year, exceed the lesser of (1) 0.30% of the average daily net assets attributable to Class A or Class B Shares, as the case may be, owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or (2) an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Rules of Fair Practice of the NASD ("NASD Rules"). In no event will the portion of such fees that constitutes a "service fee," as that term is used by the NASD, exceed 0.25% of such Fund's average net asset value attributable to the Class A and Class B Shares. In no event will the shareholder servicing fees for the California Tax-Free Income Fund, as calculated on an annualized basis for the Fund's then current fiscal year, exceed the lesser of (1) 0.30% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or (2) an amount which equals the maximum amount payable to the Shareholder Servicing Agent under

PROSPECTUS                             34
applicable laws, regulations or rules, including the NASD Rules. In no event will the portion of such fees that constitutes a "service fee," as that term is used by the NASD, exceed 0.25% of each such Fund's average net asset value.

  A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Funds, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent will be required to agree to disclose any fees it may directly charge its customers who are shareholders of a Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

  Subject to the overall supervision of the Company's Board of Directors, Stephens provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Stephens also furnishes office space and certain facilities to conduct each Fund's business, and compensates the Company's Directors, officers and employees who are affiliated with Stephens. For these services, Stephens is entitled to a monthly fee at the annual rate of 0.03% of each Fund's average daily net assets. From time to time, Stephens may waive its fees from a Fund in whole or in part. Any such waivers will reduce a Fund's expenses and, accordingly, have a favorable impact on such Fund's yield and total return.

  Stephens, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens is responsible for distributing Fund shares. The Company also has adopted a Distribution Plan on behalf of the Funds under the SEC's Rule 12b-1 ("Plans"). Under the Plan of the California Tax-Free Income Fund, the Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Fund Shareholders by paying on an annual basis up to 0.05% of the average daily net assets of the Fund. Under the Class A Plan, the California Tax-Free Bond Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Fund shareholders by paying on an annual basis up to 0.05% of the average daily net assets attributable to the Class A Shares. The Plans, other than the Class B Plan, provide only for the reimbursement of actual expenses. Under the Plan for the Class B Shares of the California Tax-Free Bond Fund, the Fund may defray all or part of such costs and pay compensation to the Distributor and Selling Agents for sales support services. The Class B Plan provides for payment, on an

                                       35                             PROSPECTUS
annual basis, of up to 0.70% of the average daily net assets attributable to the Class B Shares of the California Tax-Free Bond Fund. The Distribution Agreement provides that Stephens shall act as agent for the Funds for the sale of their shares and may enter into Selling Agreements with Selling Agents that wish to make available shares of the Funds to their respective customers. The Funds may participate in joint distribution activities with any of the other funds of the Company, in which event, expenses reimbursed out of the assets of the Funds may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities will be allocated among each Fund and the other funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.

  In addition, the Plans contemplate that, to the extent any fees payable pursuant to a Shareholder Servicing Agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plans, subject to any limits under applicable law, regulations or rules, including the NASD Rules. Financial institutions acting as Selling Agents, Shareholder Servicing Agents, or in certain other capacities may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

FUND EXPENSES

  From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and, accordingly, have a favorable impact on such Fund's yield and total return. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including advisory, shareholder servicing, transfer agency, custody and administration fees, payments pursuant to any Plans, fees and expenses of independent auditors and legal counsel, and any extraordinary expenses. Expenses attributable to each Fund or class are charged against the assets of the Fund or class. General expenses of the Company are allocated among all of the funds of the Company, including the Funds, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

PROSPECTUS                             36

                                     TAXES

  By complying with the applicable provisions of the Code, the Funds will not be subject to federal income taxes with respect to net investment income and net realized capital gains distributed to their shareholders, and the Funds' shareholders will not be subject to federal income taxes on any dividends of the Funds attributable to interest from tax-exempt securities. However, dividends attributable to interest from taxable securities, accretion of market discount on certain bonds and capital gains (if any) will be taxable to shareholders. In addition, by complying with the applicable provisions of the California Revenue and Taxation Code, dividends of the Funds also will be exempt from California personal income tax to the extent such dividends are attributable to instruments that pay interest which would be exempt from California personal income taxes were such instruments held directly by an individual. The Funds do not make any representation regarding the taxation of their corporate shareholders with respect to their distributions and recommends that they consult their tax advisors.

  Interest on indebtedness incurred or continued to purchase or carry shares of the Funds will not be deductible to the extent that a Fund's distributions are exempt from federal tax. In an attempt to maintain equity among taxpayers, the IRS has devised federal alternative minimum tax ("AMT") rules to ensure that at least a minimum amount of tax is paid by corporate and high-income noncorporate taxpayers who obtain significant benefit from certain tax deductions and exemptions. These deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the "tax preference items" and "adjustments" which must be considered when calculating the AMT is tax-exempt interest from private activity bonds issued after August 7, 1986. To the extent that a Fund invests in private activity bonds, shareholders who pay the alternative minimum tax will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their federal AMT. Shareholders will be notified of the tax status of distributions made by the Funds. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Funds. There are other adjustments that may also affect adjusted current earnings for the purposes of corporate AMT. Shareholders with questions or concerns about AMT should also consult their tax advisors.

  The Funds, or your Shareholder Servicing Agent on their behalf, will inform you of the amount and nature of the Fund's dividends and capital gains. You should keep all statements you receive to assist in your personal record keeping. The Company is required to withhold, subject to certain exemptions, at a rate of 31% on dividends paid or credited to individual shareholders of the Funds, if a correct Taxpayer Identification Number, certified when required, is not on file with the Company or the Transfer Agent. In connection with this withholding requirement, you will be asked to certify on your

                                       37                             PROSPECTUS

Account Application that the social security or taxpayer identification number you provide is correct and that you are not subject to 31% backup withholding for previous underreporting to the IRS.

  Foreign shareholders may be subject to different tax treatment, including a withholding tax. See "Federal Income Taxes - Foreign Shareholders" in the SAI for each Fund.

  Further federal tax considerations are discussed in the SAIs. All investors should consult their individual tax advisors with respect to their particular tax situations.

PROSPECTUS                             38

                             PROSPECTUS APPENDIX -
                         ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

  Municipal Securities

  The Funds invest in municipal bonds rated at the date of purchase "Baa" or better by Moody's or "BBB" or better by S&P, or unrated bonds that are considered by Wells Fargo Bank, as investment adviser, to be of comparable quality. Bonds rated at the minimum permitted level have speculative characteristics and are more likely than higher-rated bonds to have a weakened capacity to pay principal and interest in times of adverse economic conditions; all are considered investment grade. Municipal bonds generally have a maturity at the time of issuance of up to 40 years.

  The Funds invest in municipal notes rated at the date of purchase "MIG 2" (or "VMIG 2" in the case of an issue having a variable rate with a demand feature) or better by Moody's or "SP-2" or better by S&P, or unrated notes that are considered by Wells Fargo Bank, as investment adviser, to be of comparable quality. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be.

  The Funds invest in municipal commercial paper rated at the date of purchase "P-1" or "P-2" by Moody's or "A-1+," "A-1" or "A-2" by S&P, or unrated commercial paper that is considered by Wells Fargo Bank, as investment adviser, to be of comparable quality. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

  In the event a security purchased by the Funds is downgraded below investment grade, the Funds may retain such security, although the Funds may not have more than 5% of their assets invested in securities rated below investment grade at any time. A description of the ratings is contained in the Appendix to the SAI for each Fund.

  From time to time, each Fund may invest 25% or more of the current value of its total assets in certain "private activity bonds," such as pollution control bonds; provided, however, that such investments will be made only to the extent they are consistent with the Funds' fundamental policy of investing, under normal circumstances, at least 80% of their net assets in municipal obligations that are exempt from federal income taxes and not subject to the federal alternative minimum tax, and provided further that the Funds may not invest 25% or more of their assets in industrial development bonds.

                                      A-1                             PROSPECTUS

  For a further discussion of factors affecting purchases of municipal obligations by the Funds, see "Special Considerations Affecting California Municipal Obligations" in the SAI for each Fund.

  Taxable Investments

  Pending the investment of proceeds from the sale of shares of the Funds or proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of market conditions, each Fund may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves, in instruments that pay interest which is exempt from federal income taxes, but not from California personal income taxes, or the following taxable high-quality money market instruments: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptance and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+" or "A-1" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

  U.S. Government Obligations

  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments,

PROSPECTUS                            A-2
including U.S. Government obligations, declines when market rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  When-Issued Securities

  Certain of the securities in which the Funds invest are purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Funds make commitments to purchase securities on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

  Each Fund establishes a segregated account in which it maintains cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to its respective commitments to purchase when-issued securities. If the value of these assets declines, the Fund places additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

  Other Tax-Exempt Mutual Funds

  The Funds may invest in shares of other open-end investment companies that have a fundamental policy of investing, under normal circumstances, at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax. Such investment companies can be expected to charge management fees and other operating expenses that would be in addition to those charged to the Funds. However, the Funds' investment adviser has undertaken to waive its advisory fees with respect to assets so invested. In no event may each Fund, together with any company or companies controlled by it, own more than 3% of the total outstanding voting stock of any such company, nor may any Fund, together with any such company or companies, invest more than 5% of its assets in any one such company or invest more than 10% of its assets in securities of all such companies combined. Notwithstanding any other investment policy or limitation (whether or not fundamental), as a matter of fundamental policy, the California Tax-Free Income Fund may invest all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

                                      A-3                             PROSPECTUS

  Floating- and Variable-Rate Instruments

  Certain of the debt instruments that the Funds may purchase bear interest at rates that are not fixed, but vary, for example, with changes in specified market rates or indices or at specified intervals. Certain of these instruments may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such obligations.

  Wells Fargo Bank, as investment adviser to the Funds, will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events affecting the ability of the issuer of a demand instrument to make payment when due may occur between the time a Fund elects to demand payment and the time payment is due, thereby affecting such Fund's ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days, may be treated as liquid provided that an active secondary market exists.

  Repurchase Agreements

  The Funds may enter into repurchase agreements wherein the seller of a security to a Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Funds may enter into repurchase agreements only with respect to U.S. Government obligations and other obligations that could otherwise be purchased by the participating Fund. All repurchase agreements will be fully collateralized based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than one year. If the seller defaults and the value of the underlying securities has declined, the participating Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the participating Fund's disposition of the security may be delayed or limited. The Funds will enter into repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Board of Directors of the Funds and that are not affiliated with Wells Fargo Bank. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

  Loans of Portfolio Securities

  The Funds may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt instruments equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to a Fund with respect to the loan is maintained with such Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, the Funds' investment adviser will consider all relevant facts and circumstances, including the

PROSPECTUS                            A-4
creditworthiness of the broker, dealer or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year with respect to the California Tax-Free Income Fund, and 13 months with respect to the California Tax-Free Bond Fund. Any securities that a Fund may receive as collateral will not become part of such Fund's portfolio at the time of the loan and, in the event of a default by the borrower, such Fund, if permitted by law, will dispose of such collateral except for such part thereof that is a security in which such Fund is permitted to invest. During the time securities are on loan, the borrower will pay such Fund any accrued income on those securities, and such Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Funds will not lend securities having a value that exceeds one-third of the current value of each of their total assets. Loans of securities by the Funds will be subject to termination at the Funds' or the borrower's option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, the investment adviser, or the Distributor.

INVESTMENT POLICIES

  Each Fund's investment objective, as set forth in the "How the Funds Work - Investment Objectives and Policies," section is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of such Fund's outstanding voting securities, as described under "Capital Stock" in the SAI for each Fund. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that a Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.

  As matters of fundamental policy (i) the Funds may borrow from banks up to 10% of the current value of each of their net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of each of their net assets (but investments may not be purchased by a Fund while any such outstanding borrowings exceed 5% of its net assets); (ii) the California Tax-Free Bond Fund may make loans of portfolio securities in accordance with its investment policies and (iii) the Funds may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would be 25% or more of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (a) municipal securities (for the

                                      A-5                             PROSPECTUS
purpose of this restriction, private activity bonds shall not be deemed municipal securities if the payment of principal and interest on such bonds is the ultimate responsibility of nongovernmental users) and (b) U.S. Government obligations.

  As a matter of nonfundamental policy, the California Tax-Free Bond Fund may invest up to 10%, and the California Tax-Free Income Fund may invest up to 15%, of the current value of each Fund's net assets in repurchase agreements having maturities of more than seven days, illiquid securities and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

  For purposes of complying with the Code, each Fund will diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the market value of each Fund's assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. With respect to paragraph (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer.

PROSPECTUS                            A-6

                       THIS PAGE INTENTIONALLY LEFT BLANK

SPONSOR, DISTRIBUTOR AND ADMINISTRATOR

Stephens Inc.
111 Center Street
Little Rock, Arkansas 72201

INVESTMENT ADVISER, TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN

Wells Fargo Bank, N.A.
P.O. Box 7066
San Francisco, California 94120-7066

LEGAL COUNSEL

Morrison & Foerster
2000 Pennsylvania Avenue, N.W.
Washington, D.C. 20006

For more information about the Funds, simply call 1-800-222-8222, or write:

Stagecoach Funds, Inc.
c/o Stagecoach Shareholder Services
Wells Fargo Bank, N.A.
P.O. Box 7066
San Francisco, California 94120-7066

 STAGECOACH FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT guaranteed by Wells Fargo Bank
  - are NOT deposits or obligations of the Bank                            LOGO
  - involve investment risk, including possible loss
    of principal

LOGO                                                              SC 1022 (8/95)
Printed on Recycled Paper

                             STAGECOACH FUNDS, INC.

                        SUPPLEMENT DATED JANUARY 2, 1996
           TO THE CURRENT PROSPECTUS, AS PREVIOUSLY SUPPLEMENTED, AND
              STATEMENT OF ADDITIONAL INFORMATION OF EACH FUND OF
                             STAGECOACH FUNDS, INC.

     As of January 1, 1996, Wells Fargo Bank, N.A. provides investment advisory services for approximately $33 billion of assets.

     Each Fund's current Prospectus, as supplemented, and Statement of Additional Information are hereby amended accordingly.

                                      LOGO

                         ------------------------------

                                   PROSPECTUS

                         ------------------------------

                            DIVERSIFIED INCOME FUND

                             GROWTH AND INCOME FUND

                                  May 1, 1995
                       As Supplemented on August 24, 1995

                              STAGECOACH FUNDS(R)

                            DIVERSIFIED INCOME FUND
                             GROWTH AND INCOME FUND

  Stagecoach Funds, Inc. (the "Company") is a professionally managed, open-end series investment company. This Prospectus contains information about two of the funds in the Stagecoach Family of Funds - the DIVERSIFIED INCOME FUND and the GROWTH AND INCOME FUND (each, a "Fund" and, collectively, the "Funds"). Two classes of shares of the Funds (each, a "Class") are described in this Prospectus - Class A Shares and Class B Shares.

  The DIVERSIFIED INCOME FUND seeks to earn current income and a growing stream of income over time, consistent with preservation of capital. The Fund pursues this objective by investing primarily in income-producing debt instruments and equity securities, including common stocks, and preferred stocks and debt instruments that are convertible into common stocks. The GROWTH AND INCOME FUND seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks, and preferred stocks and debt securities that are convertible into common stocks.

  Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Funds' goals match your own. Statements of Additional Information ("SAIs"), dated May 1, 1995, for the Funds have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference. The SAI for each Fund is available free of charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066, or by calling the Company at 800-222-8222. If you hold shares in an IRA, please call 1-800-BEST-IRA for information or assistance.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                          PROSPECTUS DATED MAY 1, 1995
                       AS SUPPLEMENTED ON AUGUST 24, 1995

                                                                      PROSPECTUS

  The Diversified Income Fund and the Growth and Income Fund are advised by Wells Fargo Bank, which also serves as the Funds' transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank is a Shareholder Servicing Agent (as defined below) and a Selling Agent (as defined below). Stephens Inc. ("Stephens") is the Funds' sponsor and administrator and serves as the distributor of the Funds' shares.

 WELLS FARGO BANK IS THE INVESTMENT ADVISER AND PROVIDES CERTAIN OTHER SERVICES
  TO THE FUNDS, FOR WHICH IT IS COMPENSATED. STEPHENS, WHICH IS NOT AFFILIATED
      WITH WELLS FARGO BANK, IS THE SPONSOR AND DISTRIBUTOR FOR THE FUNDS.

PROSPECTUS

                               TABLE OF CONTENTS

PROSPECTUS SUMMARY                                                             1

SUMMARY OF FUND EXPENSES                                                       4

FINANCIAL HIGHLIGHTS                                                           8

HOW THE FUNDS WORK                                                            10

THE FUNDS AND MANAGEMENT                                                      14

INVESTING IN THE FUNDS                                                        16

DIVIDENDS                                                                     26

HOW TO REDEEM SHARES                                                          27

ADDITIONAL SHAREHOLDER SERVICES                                               31

MANAGEMENT AND SERVICING FEES                                                 34

TAXES                                                                         37

PROSPECTUS APPENDIX - ADDITIONAL INVESTMENT POLICIES                         A-1

                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY

  The Funds provide you with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides you with summary information about the Funds. For more information, please refer specifically to the identified Prospectus sections and generally to the Prospectus and SAI for each Fund.

Q.  WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

A. The DIVERSIFIED INCOME FUND seeks to earn current income and a growing stream of income over time, consistent with preservation of capital. It pursues this objective by investing primarily in income-producing debt instruments and equity securities, including common stocks, and preferred stocks and debt instruments that are convertible into common stocks. Debt instruments will include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, high quality bonds and a broad range of other debt instruments, such as bonds and other debt securities of domestic companies, U.S. dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments, and various asset-backed securities. Common stocks will be selected on the basis of strong earnings growth trend, above-average prospects for future earnings growth and diversification among industries and companies. Convertible securities will be selected on the basis of strong earnings and credit record, the ability to provide current income and the characteristics described above with respect to common stocks.

    The GROWTH AND INCOME FUND seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks, and preferred stocks and debt securities that are convertible into common stocks. Common stocks will be selected on the basis of strong earnings growth trend, above-average prospects for future earnings growth and diversification among industries and companies. Convertible securities will be selected on the basis of strong earnings and credit record, the ability to provide current income and the same characteristics described above with respect to common stocks.

    As with all mutual funds, there can be no assurance that the Funds will achieve their investment objectives. See "How the Funds Work" and "Prospectus Appendix - Additional Investment Policies" for further information on investments.

Q.  WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as the Funds' investment adviser, manages your investments. Wells Fargo Bank also provides transfer agency, dividend disbursing agency and custodial services to the Funds. In addition, Wells Fargo Bank is a Shareholder Servicing Agent and a Selling Agent under a Selling Agreement with Stephens, the Funds' distributor. See "The Funds and Management" and "Management and Servicing Fees."

                                       1                              PROSPECTUS

Q.  HOW DO I INVEST?

A. You may invest by purchasing shares of the Funds at their public offering price, which is the net asset value plus any applicable sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.50%. Class B Shares that are redeemed within four years of purchase are subject to a maximum contingent deferred sales charge of 3.00% of the lesser of net asset value at purchase or net asset value at redemption. In some cases, such as for investments by certain fiduciary or retirement accounts, the front-end sales charge may be waived. In particular, no front-end sales charge is imposed on sales of Class A Shares made to various retirement plan customers of Wells Fargo Bank, including IRAs, Simplified Employee Pension Plans and other self-directed retirement plans for which Wells Fargo Bank serves as trustee. In other cases, the front-end sales charge may be reduced. You may open an account by investing at least $1,000 and may add to your account by making additional investments of at least $100, although certain exceptions to these minimums may be available. Shares may be purchased by wire, by mail or by an automatic investment feature called the AutoSaver Plan on any day the New York Stock Exchange is open. See "Investing in the Funds." For more details, contact Stephens (the Funds' sponsor and distributor), a Shareholder Servicing Agent or a Selling Agent (such as Wells Fargo Bank).

Q.  HOW WILL I RECEIVE DIVIDENDS AND ANY CAPITAL GAINS?

A. Dividends from net investment income are declared quarterly and automatically reinvested in shares of the same Class of the respective Fund at net asset value without a sales charge unless you elect to receive dividends in cash. You may also elect to reinvest the dividends earned by the Funds in shares of the same Class of another multi-class fund or in shares of certain other funds in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Any capital gains will be distributed at least annually in the same manner. Each Fund's net investment income available for distribution to holders of Class B Shares will be reduced by the amount of the higher Rule 12b-1 Fee payable on behalf of the Class B Shares. Class B Shares automatically convert into Class A Shares of the same Fund six years after the end of the month in which they were acquired. See "Dividends" and "Additional Shareholder Services."

Q.  HOW MAY I REDEEM SHARES?

A. You may redeem your shares by telephone, by letter or by an automatic feature called the Systematic Withdrawal Plan on any day the New York Stock Exchange is open for business. The Company does not charge a fee for redemption of Class A Shares. However, contingent deferred sales charges may be charged upon redemption of Class B Shares. In addition, the Company reserves the right to impose charges for wiring redemption proceeds. See "How To Redeem Shares" and "How to Purchase Shares -- Contingent Deferred Sales Charges -- Class B Shares." For more details, contact Stephens, a Shareholder Servicing Agent or a Selling Agent (such as Wells Fargo Bank).

PROSPECTUS                             2

Q.  WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF
    INVESTMENT?

A. An investment in a Fund is not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your shares of the Fund. Therefore, you should be prepared to accept some risk with the money you invest in the Funds. The portfolio equity securities of the Funds are subject to equity market risk. Equity market risk is the risk that common stock prices will fluctuate or decline over short or even extended periods. The portfolio debt instruments of the Funds are subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund. The Growth and Income Fund's investments in smaller-size companies present greater risks than investments in larger-size companies with more established operating histories and financial capacity. As with all mutual funds, there can be no assurance that the Funds will achieve their investment objectives.

Q.  WHAT ARE DERIVATIVES AND DO THE FUNDS USE THEM?

A. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as variable rate instruments which have an interest rate that is reset periodically based on an index, can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

Q.  WHAT STEPS DO THE FUNDS TAKE TO CONTROL DERIVATIVES-RELATED RISKS?

A. Wells Fargo Bank, as investment adviser to each Fund, uses a variety of internal risk management procedures to ensure that derivatives use is consistent with each Fund's investment objective, does not expose the Fund to undue risks and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Derivatives use by each Fund also is subject to broadly applicable investment policies. For example, the Funds may not invest more than a specified percentage of their assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage. For more information on the Funds' investment activities, see "Prospectus Appendix - Additional Investment Policies."

                                       3                              PROSPECTUS

                            SUMMARY OF FUND EXPENSES

  This expense summary is a standard format required for all mutual funds to help you understand the various costs and expenses you will bear directly or indirectly as a shareholder of the Funds. As shown below, you are not charged exchange fees. You should consider this expense information together with the important information in this Prospectus, including the Funds' investment objectives and policies.

                        SHAREHOLDER TRANSACTION EXPENSES
                               FOR CLASS A SHARES

                                               DIVERSIFIED       GROWTH AND
                                               INCOME FUND       INCOME FUND
Maximum Sales Charge Imposed
    on Purchase (as a percentage
    of offering price).......................      4.50%             4.50%
Sales Charge Imposed
    on Reinvested Dividends..................      None              None
Maximum Sales Charge Imposed
  on Redemptions*............................      None              None
Exchange Fees................................      None              None

                         ANNUAL FUND OPERATING EXPENSES
                               FOR CLASS A SHARES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                   DIVERSIFIED        GROWTH AND
                                                   INCOME FUND       INCOME FUND
Management Fee..................................          0.50%              0.50%
Rule 12b-1 Fee..................................          0.05%              0.05%
Total Other Expenses(1):
    Shareholder Servicing Fee**.................  0.30%             0.30%
    Administrative Fee..........................  0.03%             0.03%
    Other Expenses(1)...........................  0.32%             0.23%
                                                  -----             -----
                                                          0.65%              0.56%
                                                          -----              -----
TOTAL FUND OPERATING
  EXPENSES(1)...................................          1.20%              1.11%

-------------------------------

  (1) After any waivers or reimbursements.
    * The Company reserves the right to impose a charge for wiring redemption proceeds.
   ** The Funds understand that a Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Funds, such as requiring a higher minimum initial investment or payment of a separate fee for additional services.

PROSPECTUS                             4

          EXAMPLE OF EXPENSES --
              CLASS A SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------
You would pay the following expenses on a
$1,000 investment in Class A Shares of a
Fund, assuming (A) a 5% annual return and
(B) redemption at the end of each time
period indicated:

    Diversified Income Fund................   $ 57      $81      $ 108      $184
    Growth and Income Fund.................   $ 56      $79      $ 103      $174

                        SHAREHOLDER TRANSACTION EXPENSES
                               FOR CLASS B SHARES

                                         DIVERSIFIED       GROWTH AND
                                         INCOME FUND       INCOME FUND
Maximum Sales Charge Imposed
    on Purchase (as a percentage
    of offering price).................      None              None
Sales Charge Imposed
    on Reinvested Dividends............      None              None
Maximum Sales Charge Imposed
  on Redemptions*......................      3.00%             3.00%
Exchange Fees..........................      None              None

                         ANNUAL FUND OPERATING EXPENSES
                               FOR CLASS B SHARES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                          DIVERSIFIED        GROWTH AND
                                          INCOME FUND       INCOME FUND
Management Fee.........................          0.50%              0.50%
Rule 12b-1 Fee.........................          0.70%              0.70%
Total Other Expenses(1):
    Shareholder Servicing Fee**........  0.30%             0.30%
    Administrative Fee.................  0.03%             0.03%
    Other Expenses(1)..................  0.32%             0.23%
                                         -----             -----
                                                 0.65%              0.56%
                                                 -----              -----
TOTAL FUND OPERATING
  EXPENSES(1)..........................          1.85%              1.76%
                                                 -----              -----

-------------------------------

  (1) After any waivers or reimbursements.
    * The Company reserves the right to impose a charge for wiring redemption proceeds.
   ** The Funds understand that a Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Funds, such as requiring a higher minimum initial investment or payment of a separate fee for additional services.

                                       5                              PROSPECTUS

EXAMPLE OF EXPENSES --
CLASS B SHARES

                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                          ------    -------    -------    --------
You would pay the following expenses
on a $1,000 investment in Class B
Shares of a Fund, assuming (A) a 5%
annual return and (B) redemption at
the end of each time period indicated:
    Diversified Income Fund..........      $ 49       $68       $ 122       $145
    Growth and Income Fund...........      $ 48       $65       $ 116       $125

You would pay the following expenses
on a $1,000 investment in Class B
Shares of a Fund, assuming a 5%
annual return and no redemption:
    Diversified Income Fund..........      $ 19       $58       $ 122       $145
    Growth and Income Fund...........      $ 18       $55       $ 116       $125

                             EXPLANATION OF TABLES

  SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. You are subject to a front-end sales charge on purchases of Class A Shares of the Funds and may be subject to a contingent deferred sales charge on Class B Shares if you redeem such shares within a specified period. See "Investing in the Funds - Sales Charges." The Company reserves the right to impose a charge for wiring redemption proceeds. In certain instances, you may qualify for a reduction or waiver of the front-end sales charge. See "Investing in the Funds - Sales Charges."

  ANNUAL FUND OPERATING EXPENSES for the Class A Shares of the Growth and Income Fund are based on amounts incurred during the most recent fiscal year reflecting voluntary fee waivers or reimbursements. Wells Fargo Bank and Stephens each has agreed to waive or reimburse all or a portion of their respective fees if certain Fund expenses exceed limits set by state securities laws or regulations. In addition, Wells Fargo Bank and Stephens at their sole discretion may waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, a Fund. Any waivers or reimbursements would reduce a Fund's total expenses. Absent waivers and reimbursements, the percentages shown above under "Total Other Expenses" and "Total Fund Operating Expenses" would be 0.60% and 1.15%, respectively, for the Class A Shares of the Growth and Income Fund. There can be no assurance that waivers or reimbursements will continue. Annual fund operating expenses for the Class A Shares of the Diversified Income Fund are based on amounts incurred during the most recent fiscal year, restated to reflect voluntary fee waivers and expense reimbursements that are expected to continue during the current fiscal year. Absent such waivers and reimbursements, "Total Other Expenses" and "Total Fund Operating Expenses" would be 0.79% and 1.34%, respectively, for the Class A Shares of the Diversified Income Fund. Since Class B Shares were not offered during 1994, the percentages shown above with

PROSPECTUS                             6
respect to Class B Shares under "Total Other Expenses" and "Total Fund Operating Expenses" reflect certain anticipated voluntary fee waivers and expense reimbursements for the current fiscal year. Absent waivers and reimbursements, "Total Other Expenses" and "Total Fund Operating Expenses" would be 0.84% and 2.04%, respectively, for the Class B Shares of the Diversified Income Fund and 0.65% and 1.85%, respectively, for the Class B Shares of the Growth and Income Fund. Long-term shareholders of the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers ("NASD"). For more complete descriptions of the various costs and expenses you can expect to incur as an investor in each Fund, please see the Prospectus sections captioned "Investing in the Funds - How To Buy Shares" and "Management and Servicing Fees."

  EXAMPLE OF EXPENSES is a hypothetical example which illustrates the expenses associated with a $1,000 investment in shares of the Funds over stated periods based on the expenses in the respective tables above and an assumed annual rate of return of 5%. This rate of return should not be considered an indication of actual or expected performance of a Fund. In addition, the example should not be considered a representation of past or future expenses and actual expenses may be greater or lesser than those shown.

                                       7                              PROSPECTUS

                              FINANCIAL HIGHLIGHTS

  The following information has been derived from the Financial Highlights in the Funds' 1994 annual financial statements. The financial statements are included in the SAI for each Fund. Except for periods ending prior to January 1, 1992, which were audited by other auditors whose report dated February 19, 1992, expressed an unqualified opinion on this information, the financial statements have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated February 17, 1995 also is included in the SAI for each Fund. This information should be read in conjunction with the Funds' 1994 annual financial statements and notes thereto. The SAI for each Fund has been incorporated by reference into this Prospectus. Financial information is not provided in connection with Class B Shares because Class B Shares were not offered during the periods presented.

                            DIVERSIFIED INCOME FUND
                    FOR A CLASS A SHARE OUTSTANDING AS SHOWN

                                          YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                           DEC. 31,       DEC. 31,        DEC. 31,
                                             1994           1993           1992*
                                          ----------     ----------     ------------
Net asset value, beginning of period....    $11.08         $10.29          $10.00
Income from investment operations:
Net investment income...................      0.33           0.30            0.02
Net realized and unrealized capital
  gains/(losses) on investments.........     (0.32)          0.96            0.29
                                           -------        -------          ------
Total from investment operations........      0.01           1.26            0.31
Less distributions:
Dividends from net investment income....     (0.33)         (0.30)          (0.02)
Distributions from net realized capital
  gains.................................      0.00          (0.17)           0.00
                                           -------        -------          ------
Total distributions.....................     (0.33)         (0.47)          (0.02)
Net asset value, end of period..........    $10.76         $11.08          $10.29
                                           =======        =======          ======
Total return (not annualized)+..........      0.08%         12.33%           3.10%
Ratios/supplemental data:
Net assets, end of period (000).........   $45,178        $26,704          $1,379
Number of shares outstanding, end of
  period (000)..........................     4,198          2,411             134
Ratios to average net assets
  (annualized):
Ratio of expenses to average net
  assets(1).............................      1.06%          0.46%           0.00%
Ratio of net investment income to
  average net assets(2).................      3.16%          3.51%           4.09%
Portfolio turnover......................        62%            46%              1%

---------------------------------------------------------------------------
(1) Ratio of expenses to average net
    assets prior to waived fees and
    reimbursed expenses.................      1.34%          1.66%           3.49%
(2) Ratio of net investment income to
    average net assets prior to waived
    fees and reimbursed expenses........      2.88%          2.31%           0.60%
* The Fund commenced operations on
  November 18, 1992.
+ Total returns do not include any sales
  charges.

PROSPECTUS                             8

                             GROWTH AND INCOME FUND
                    FOR A CLASS A SHARE OUTSTANDING AS SHOWN

                                        YEAR      YEAR      YEAR      YEAR     PERIOD
                                       ENDED     ENDED     ENDED     ENDED     ENDED
                                      DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
                                        1994      1993      1992     1991*     1990*+
                                      --------  --------  --------  --------  --------
Net asset value, beginning of
  period.............................  $14.75    $13.88    $12.84    $10.29    $10.00
Income from investment operations:
Net investment income................    0.22      0.23      0.27      0.41      0.26
Net realized and unrealized capital
  gains/(losses)
  on investments.....................   (0.27)     0.93      1.44      2.14      0.03
                                      -------   -------   -------   -------    ------
Total from investment operations.....   (0.05)     1.16      1.71      2.55      0.29
Less Distributions:
Dividends from net investment
  income.............................   (0.22)    (0.23)    (0.27)     0.00      0.00
Distributions from net realized
  capital gains......................   (0.38)    (0.06)    (0.40)     0.00      0.00
                                      -------   -------   -------   -------    ------
Total distributions..................   (0.60)    (0.29)    (0.67)     0.00      0.00
Net asset value, end of period.......  $14.10    $14.75    $13.88    $12.84    $10.29
                                      =======   =======   =======   =======    ======
Total return (not annualized)**......   (0.29)%    8.44%    13.45%    24.77%     2.90%
Ratios/supplemental data:
Net assets, end of period (000)...... $113,525  $112,236  $44,883   $10,323      $430
Number of shares outstanding, end of
  period (000).......................   8,050     7,609     3,233       804        42
Ratios to average net assets
  (annualized):
Ratio of expenses to average net
  assets(1)..........................    1.11%     0.93%     0.42%     0.05%     0.00%
Ratio of net investment income to
  average net assets(2)..............    1.51%     1.72%     2.31%     3.50%     2.51%
Portfolio turnover...................      71%       55%       80%       13%        0%

---------------------------------------------------------------------------
(1) Ratio of expenses to average net
    assets prior to waived fees and
    reimbursed expenses..............    1.15%     1.11%     1.10%     1.16%      N/A
(2) Ratio of net investment income to
    average net assets prior to
    waived fees and reimbursed
    expenses.........................    1.47%     1.54%     1.63%     2.39%      N/A

 * The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Select Stock Fund ("IRA Select Stock
   Fund") of the Wells Fargo Investment Trust for Retirement Programs ("Trust") which was reorganized into the Growth Stock Fund on January 2, 1992.
** Total returns do not include any sales charges.
 + The Fund commenced operations on August 2, 1990.

                                       9                              PROSPECTUS

                               HOW THE FUNDS WORK

INVESTMENT OBJECTIVES AND POLICIES

DIVERSIFIED INCOME FUND

  The Diversified Income Fund's investment objective is to seek current income and a growing stream of income over time, consistent with preservation of capital. The Fund pursues this objective by investing primarily in income-producing debt instruments and equity securities, including common stocks, and preferred stocks and debt instruments that are convertible into common stocks. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective. The Fund invests, under normal market conditions, substantially all of its total assets in income-producing securities, including both debt instruments and equity securities, and, under normal market conditions, at least 50% of its total assets in equity securities.

  The Diversified Income Fund will invest in common stocks of issuers that, in the opinion of Wells Fargo Bank, as the Fund's investment adviser, exhibit a strong earnings growth trend and that are believed by Wells Fargo Bank to have above-average prospects for future earnings growth. The Fund's common stocks will be diversified among industries and companies. Emphasis will be placed on common stocks which are trading at low price-to-earnings ratios, either relative to the overall market or to the security's historic price-to-earnings relationship, and in common stocks of issuers that have historically paid above-average dividends.

  Under normal market conditions, at least 90% of the Diversified Income Fund's equity securities, including, for this purpose, the convertible securities described below, will be issued by large companies (i.e., for purposes of the Fund, companies with a market capitalization of more than $1 billion). Some investments also may be made in equity securities of medium- and smaller-size companies (i.e., for purposes of the Fund, those companies with at least $250 million but less than $1 billion in capitalization) which may have the potential to generate high levels of future revenue and earnings growth and where the investment opportunity may not be fully reflected in the price of the securities but which may involve greater risks than investments in larger companies. There may be some additional risks associated with investments in smaller companies because securities issued by such companies tend to trade less frequently and may be less liquid than securities issued by larger companies. In addition, smaller companies, relative to larger concerns, may depend on a small group of key managers or may have limited product lines, financial resources or available markets. As a result, the price of securities issued by small companies may be more volatile than the price of securities issued by larger companies.

PROSPECTUS                             10

  The debt instruments held by the Diversified Income Fund will include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises) ("U.S. Government obligations"), and a broad range of other debt instruments, as described in this Prospectus or in the SAI, such as bonds and other debt securities of domestic companies, U.S. dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments, and various asset-backed securities. Most of the debt instruments acquired by the Fund will be issued by companies or governmental entities located within the United States. All of the nonconvertible debt instruments acquired by the Fund will be rated within the four highest rating categories by one or more nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or unrated instruments determined by the Adviser to be of comparable quality. Up to 20% of the assets of the Fund that are invested in debt instruments may be rated, at the time of purchase, in the lowest of these four rating categories (i.e., rated BBB by S&P or Baa by Moody's). These securities are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

  The Diversified Income Fund may temporarily hold assets in cash or make short-term investments to the extent appropriate to maintain adequate liquidity for redemption requests or other cash management needs, or for temporary defensive purposes. The short-term investments that the Fund may purchase for liquidity purposes include U.S. Treasury bills, shares of other mutual funds and repurchase agreements (as described below).

GROWTH AND INCOME FUND

  The Growth and Income Fund seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks, and preferred stocks and debt securities that are convertible into common stocks. There can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks and securities which are convertible into common stocks and at least 65% of its total assets in income-producing securities. Up to 10% of the Fund's assets may be invested in securities of foreign issuers.

  The Growth and Income Fund will invest in common stocks of issuers that, in the opinion of Wells Fargo Bank, as the Fund's investment adviser, exhibit a strong earnings growth trend and that are believed by Wells Fargo Bank to have above-average prospects

                                       11                             PROSPECTUS
for future earnings growth. The Fund will maintain a portfolio of common stocks diversified among industries and companies. The Fund may invest in common stocks of large companies (i.e., for the purposes of the Fund, those companies with more than $750 million in capitalization) which Wells Fargo Bank believes offer the potential for long-term earnings growth or above-average dividend yield. Emphasis may be placed on common stocks which are trading at low price-to-earnings ratios, either relative to the overall market or to the security's historic price-to-earnings relationship, and on common stocks of issuers that have historically paid above-average dividends. Some investments also may be made in common stocks of medium- and smaller-size companies (i.e., for the purposes of the Fund, those companies with at least $250 million, but less than $750 million in capitalization) which may have the potential to generate high levels of future revenue and earnings growth and where the investment opportunity may not be fully reflected in the price of the securities but which may involve greater risks than investments in larger companies.

  The Growth and Income Fund intends to invest less than 50% of its assets in the securities of medium- and smaller-size companies and the remainder in securities of larger-size companies. However, the actual percentages may vary according to changes in market conditions and the judgment of the Fund's investment adviser of how best to achieve the Fund's investment objective. There may be some additional risk associated with investments in smaller companies because securities of such companies tend to trade less frequently and may be less liquid than securities issued by larger companies. In addition, smaller companies, relative to larger concerns, may depend on a small group of key managers or may have limited product lines, financial resources or available markets. As a result, the price of securities issued by small companies may be more volatile than the price of securities issued by larger companies.

  The Growth and Income Fund may temporarily hold assets in cash or make short-term investments to the extent appropriate to maintain adequate liquidity for redemption requests or other cash management needs, or for temporary defensive purposes. The short-term investments that the Fund may purchase for liquidity purposes include U.S. Treasury bills, shares of other mutual funds and repurchase agreements (as described below).

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

  Convertible Securities. The Funds will seek to invest in convertible securities that provide current income and are issued by companies with the characteristics described above for each Fund and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing

PROSPECTUS                             12
the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks yield) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of each Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody's or S&P, or unrated but determined by the Adviser to be of comparable quality.

  A more complete description of the Funds' investments and investment activities is contained in the "Prospectus Appendix - Additional Investment Policies" and in the SAI for each Fund.

PERFORMANCE

  The performance of each Class of shares of the Funds may be advertised in terms of average annual total return and yield. These performance figures are based on historical results and are not intended to indicate future performance.

  Average annual total return of the shares of a Class is based on the overall dollar or percentage change in value of a hypothetical investment in such shares and assumes that all Fund dividends and capital gain distributions are reinvested in shares of that Class. The standardized average annual total return is calculated for Class A Shares assuming you have paid the maximum sales charge, and for Class B Shares assuming on a one-year investment you have paid the maximum contingent deferred sales charge, on your hypothetical investment. In addition to presenting a standardized total return, at times, the Funds also may present nonstandardized total returns, yields and distribution rates for purposes of sales literature. For example, the performance figure of the shares of a Class may be calculated on the basis of an investment at the net asset value per share or at net asset value per share plus a reduced sales charge (see "Investing in the Funds - How To Buy Shares"), rather than the public offering price per share. In this case, the figure might not reflect the effect of the sales charge that you may have paid.

  The yield of a Class of shares of each Fund is calculated by dividing the net investment income per share earned during a specified period (usually 30 days) for Class A Shares by its public offering price per share (which includes the maximum sales charge), or for Class B Shares by its net asset value (which does not include the maximum contingent deferred sales charge), on the last day of such period and annualizing the result.

  Because of differences in the fees and/or expenses borne by Class B Shares of the Fund, the net performance quotations on such shares can be expected, at any given time, to be lower than the net performance quotations on Class A Shares. Performance quotations are computed separately for Class A Shares and Class B Shares.

                                       13                             PROSPECTUS

  Additional information about the performance of each Fund is contained in the Annual Report for each Fund. The Annual Reports may be obtained free of charge by calling the Company at 800-222-8222.

                            THE FUNDS AND MANAGEMENT

  The Funds are two of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of nine other series: the Asset Allocation Fund, the California Tax-Free Bond Fund, the California Tax-Free Income Fund, the California Tax-Free Money Market Mutual Fund, the Corporate Stock Fund, the Ginnie Mae Fund, the Money Market Mutual Fund, the Short-Intermediate U.S. Government Income Fund and the U.S. Government Allocation Fund. The Board of Directors of the Company supervises the Funds' activities and monitors their contractual arrangements with various service-providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be requested for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing the Funds' investment objectives or fundamental investment policies. All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by series or Class, unless otherwise required by law (such as when the voting matter affects only one series or Class). As a shareholder of the Funds, you receive one vote for each share you own and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the Funds' SAIs.

  Wells Fargo Bank is the Funds' investment adviser, transfer and dividend disbursing agent, and custodian. In addition, Wells Fargo Bank is a Shareholder Servicing Agent of the Funds and a Selling Agent under a Selling Agreement with the Funds' distributor. Wells Fargo Bank, one of the ten largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of June 30, 1995, Wells Fargo Bank provided investment advisory services for approximately $28 billion of assets of individuals, trusts, estates and institutions. As of June 30, 1995, various divisions and affiliates of Wells Fargo Bank provided investment advisory services for approximately $211 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser to the other separately managed series of the

PROSPECTUS                             14

Company, and to seven other registered, open-end, management investment companies, which consist of several separately managed investment portfolios. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94163.

  Mr. Allen Wisniewski has been responsible for the day-to-day management of the portfolios of the Diversified Income Fund and the Growth and Income Fund since November 1992 and January 1992, respectively. He also is responsible for managing equity and balanced accounts for high-net-worth individuals and pensions. Mr. Wisniewski joined Wells Fargo Bank in April 1987 with the acquisition of Bank of America's consumer trust services, where he was a portfolio manager. He received his B.A. degree and M.B.A. degree in economics and finance from the University of California at Los Angeles. He is a member of the Los Angeles Society of Financial Analysts.

  Mr. Robert Bissell also has been responsible for the day-to-day management of the portfolios of the Diversified Income Fund and the Growth and Income Fund since November 1992 and January 1992, respectively. Mr. Bissell joined Wells Fargo Bank at the time of its merger with Crocker Bank and has been with the combined organization for over 20 years. Prior to joining Wells Fargo Bank, he was a vice president and investment counsel with M.H. Edie Investment Counseling, where he managed institutional and high-net-worth portfolios. Mr. Bissell holds a finance degree from the University of Virginia. He is a chartered financial analyst and a member of the Los Angeles Society of Financial Analysts.

  Stephens is the Funds' sponsor and administrator, and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

                                       15                             PROSPECTUS

                             INVESTING IN THE FUNDS

OPENING AN ACCOUNT

  You can buy shares in either Fund in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, you may call 800-222-8222.

  After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional applications. A separate application must be processed for each different umbrella account number (even if the registration is the same).

  Call the number on your confirmation statement to obtain information about what is required to change registration.

  To invest in the Funds through tax-deferred retirement plans through which the Funds are available, please contact a Shareholder Servicing Agent or a Selling Agent to receive information and the required separate application. See "Tax-Deferred Retirement Plans" below. The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

SHARE VALUE

  The value of a share of each Fund is its "net asset value," or NAV. The NAV of a share of each Class of a Fund is the value of the total net assets attributable to each such Class divided by the number of outstanding shares of that Class. The value of the net assets per Class is determined daily by adjusting the net assets per Class at the beginning of the day by the value of each Class's shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day for each Class by attributing to each Class a pro rata share of daily income and common expenses, and by assigning Class-specific expenses to each Class as appropriate. The NAV of a share of each Class is expected to fluctuate daily.

  The Funds are open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE is closed on the weekday immediately before or after such Holiday. Wells Fargo Bank calculates the NAV of each Class of the Funds each Business Day as

PROSPECTUS                             16
of the close of regular trading on the NYSE (referred to hereafter as "the close of the NYSE"), which is currently 1:00 p.m. (Pacific time).

  Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the Funds' other assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the Company's Board of Directors. Prices used for such valuations may be provided by independent pricing services.

HOW TO BUY SHARES

  Shares of each Class of a Fund are offered continuously at the applicable offering price (the NAV plus the applicable sales charge) next determined after a purchase order is received in the form specified for the purchase method being used, as described in the following sections. Payment for shares purchased through a Selling Agent will not be due from the Selling Agent until the settlement date. The settlement date normally is three Business Days after the order is placed. It is the responsibility of the Selling Agent to forward payment for shares being purchased to the Fund promptly. Payment must accompany orders placed directly through the Transfer Agent.

  Payments for shares of each Class of a Fund will be invested in full and fractional shares of such Class at the applicable offering price. If shares are purchased by a check which does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Funds may hold payment on any redemption until reasonably satisfied that your investments made by check have been collected (which may take up to 15 days). The Company reserves the right to reject any purchase order or suspend sales at any time.

  The minimum initial investment is $100 by the AutoSaver Plan purchase method (described below), $250 for any tax-sheltered retirement account for which Wells Fargo Bank serves as trustee or custodian under a prototype trust approved by the Internal Revenue Service ("IRS") (a "Plan Account"), and $1,000 by all other methods or for all other investors. All subsequent investments must be at least $100. If you have questions regarding purchases of shares, please contact the Company at 800-222-8222, or a Shareholder Servicing Agent or Selling Agent.

SALES CHARGES

  Set forth below is a Front-end Sales Charge Schedule listing the front-end sales charges applicable to purchases of Class A Shares of the Funds. As shown below, reductions in the rate of front-end sales charges ("Volume Discounts") are available as you purchase additional shares (other than Class B Shares). You should consider the front-end sales charge information set forth below and the other information contained in this Prospectus when making your investment decisions.

                                       17                             PROSPECTUS

The following is the Front-end Sales Charge Schedule for purchasing Class A Shares of each Fund:

                          FRONT-END          FRONT-END
                         SALES CHARGE      SALES CHARGE      DEALER ALLOWANCE
                           AS % OF          AS % OF NET          AS % OF
   AMOUNT OF PURCHASE   OFFERING PRICE    AMOUNT INVESTED     OFFERING PRICE
--------------------------------------    ---------------    ----------------
Less than $50,000.......      4.50%             4.71%               4.00%
$50,000 up to $99,999...      4.00              4.17                3.55
$100,000 up to
  $249,999..............      3.50              3.63                3.125
$250,000 up to
  $499,999..............      3.00              3.09                2.65
$500,000 up to
  $999,999..............      2.00              2.04                1.75
$1,000,000 and over.....      1.00              1.01                0.85

  Class B Shares of the Funds are not subject to a front-end sales charge. However, Class B Shares which are redeemed within one, two, three or four years from the receipt of a purchase order affecting such shares will be subject to a contingent deferred sales charge equal to 3.00%, 2.00%, 1.00% and 1.00%, respectively, of the dollar amount equal to the lesser of the NAV at the time of purchase of the shares being redeemed or the NAV of such shares at the time of redemption (the "NAV Amount"). See "Investing in the Funds - Contingent Deferred Sales Charges - Class B Shares."

  A Selling Agent or Servicing Agent and any other person entitled to receive compensation for selling or servicing shares may receive different compensation for selling or servicing Class A Shares as compared with Class B Shares of the same fund.

  If Class A Shares are purchased through a Selling Agent, Stephens reallows the portion of the front-end sales charge shown above as the Dealer Allowance. Stephens also compensates Selling Agents for sales of Class B Shares and is then reimbursed out of Rule 12b-1 Fees and contingent deferred sales charges applicable to such shares. When shares are purchased directly through the Transfer Agent and no Selling Agent is involved with the purchase, the entire sales charge is paid to Stephens. In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

REDUCED SALES CHARGE - CLASS A SHARES

  Volume Discounts

  The Volume Discounts described in the Front-end Sales Charge Schedule are available to you based on the combined dollar amount you invest in shares (other than Class B

PROSPECTUS                             18

Shares) of one or more of the Company's funds which assess a front-end sales charge (the "Load Funds"). Because Class B Shares are not subject to a front-end sales charge, the amount of Class B Shares you hold is not considered in determining any Volume Discount.

  Right of Accumulation

  The Right of Accumulation allows you to combine the amount you invest in Class A Shares of a Fund with the total NAV of shares (other than Class B Shares) in any of the Load Funds to determine reduced front-end sales charges in accordance with the above Front-end Sales Charge Schedule. In addition, you also may combine the total NAV of shares (other than Class B Shares) which you currently have invested in any other mutual fund that assesses a front-end sales charge and is advised by Wells Fargo Bank and sponsored by Stephens. For example, if you own Class A Shares of the Load Funds with an aggregate NAV of $90,000 and you invest an additional $20,000 in Class A Shares of a Fund, the front-end sales charge on the additional $20,000 investment would be 3.50% of the offering price. To obtain such a discount, you must provide sufficient information at the time of your purchase to verify that your purchase qualifies for the reduced front-end sales charge. Confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time without prior notice with respect to all subsequent shares purchased.

  Letter of Intent

  A Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period at a reduced front-end sales charge based on the total amount of Class A Shares you intend to purchase plus the total NAV of shares (other than Class B Shares) in any of the Load Funds you already own. Each investment in Class A Shares that you make during the period may be made at the reduced front-end sales charge that is applicable to the total amount you intend to invest. If you do not invest the total amount within the period, you must pay the difference between the higher front-end sales charge rate that would have been applied to the purchases you made and the reduced front-end sales charge rate you have paid. The minimum initial investment for a Letter of Intent is 5% of the total amount you intend to purchase, as specified in the Letter. Shares of a Fund equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, a sufficient amount of escrowed shares will be redeemed for payment of the additional front-end sales charge. Dividends and capital gains paid on such shares held in escrow will be reinvested in additional Fund shares.

  Reinvestment

  You may reinvest proceeds from a redemption of Class A Shares in Class A Shares of a Fund or shares of another of the Company's funds registered in your state of residence at

                                       19                             PROSPECTUS

NAV, without a front-end sales charge, within 120 days after your redemption. However, if the other investment portfolio charges a front-end sales charge that is higher than the front-end sales charge that you have paid in connection with the Class A Shares you have redeemed, you must pay the difference between the dollar amount of the two front-end sales charges. You may reinvest at this NAV price up to the total amount of the redemption proceeds. A written purchase order for the shares must be delivered to the Company, a Selling Agent, a Shareholder Servicing Agent, or the Transfer Agent at the time of reinvestment.

  If you realized a gain on your redemption, your reinvestment would not alter the amount of any federal capital gains tax you pay on the gain. If you realized a loss on your redemption, your reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares you purchase by reinvestment and the period of time that elapses after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares you acquire upon the reinvestment.

  Reductions for Families or Fiduciaries

  Reductions in front-end sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

  Waivers for Investments of Proceeds From Other Investments

  Purchases may be made at NAV, without a front-end sales charge, to the extent that: (i) you are investing proceeds from a redemption of shares of another open-end investment company or (ii) you are investing proceeds from a redemption of units of a unit investment trust sold through Wells Fargo Securities Inc. on which you paid a front-end sales charge; (iii) such redemption occurred within thirty (30) days prior to the date of the purchase order; and (iv) such other company or trust is distributed and advised by entities other than Stephens and Wells Fargo Bank, respectively, or their affiliates. You must notify the Fund and/or the Transfer Agent at the time you place such purchase order of your eligibility for the waiver of front-end sales charges and provide satisfactory evidence thereof (e.g., a confirmation of the redemption).

  Reductions for Qualified Groups

  Reductions in front-end sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A Shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the Investment Company Act of 1940 (the "1940 Act"), which has been in existence for more than six months and which has a primary purpose other than acquiring shares of a Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this

PROSPECTUS                             20
paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls or has the power to vote 5% percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote 5% or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase shares at a reduced sales load must provide evidence satisfactory to the Transfer Agent of the existence of a bona fide qualified group and their membership therein.

  Waivers for Certain Parties

  Class A Shares of the Funds may be purchased at NAV, without a front-end sales charge, by directors, officers and employees (and their spouses and children under the age of 21) of the Company, Stephens, its affiliates and Selling Agents. Class A Shares of the Funds also may be purchased at NAV, without a front-end sales charge, by present and retired directors, officers and employees (and their spouses and children under the age of 21) of Wells Fargo Bank and its affiliates if Wells Fargo Bank and/or the respective affiliates agree. Class A Shares of such Funds also may be purchased at NAV, without a front-end sales charge, by employee benefit and thrift plans for such persons and to any investment advisory, trust or other fiduciary account, including a Plan Account, that is maintained, managed or advised by Wells Fargo Bank or its affiliates ("Fiduciary Accounts"). In addition, you may purchase Class A Shares of the Funds at NAV, without a front-end sales charge, with proceeds from a required minimum distribution from any Individual Retirement Account ("IRA"), Simplified Employee Pension Plan or other self-directed retirement plan for which Wells Fargo Bank serves as trustee, provided that the proceeds are invested in the Funds within 30 days of such distribution and such distribution is required as a result of reaching age 70 1/2.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES

  Class B Shares of the Funds are not subject to front-end sales charges but may be subject to contingent deferred sales charges. Class B Shares which are redeemed within one, two, three or four years from the receipt of a purchase order for such shares will be subject to a contingent deferred sales charge equal to 3.00%, 2.00%, 1.00% and 1.00%, respectively, of the dollar amount equal to the lesser of the NAV at the time of purchase of the shares being redeemed or the NAV of such shares at the time of redemption. Contingent deferred sales charges will not be imposed on amounts representing increases in NAV above the NAV at the time of purchase and will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions. Class B Shares automatically convert into Class A Shares of the same Fund six years after the end of the month in which such Class B Shares were acquired.

                                       21                             PROSPECTUS

  The amount of a contingent deferred sales charge, if any, paid upon redemption of Class B Shares is determined in a manner designed to result in the lowest sales charge rate being assessed. When a redemption request is made, Class B Shares acquired pursuant to the reinvestment of dividends and capital gain distributions are considered to be redeemed first. After this, Class B Shares are considered redeemed on a first-in, first-out basis so that Class B Shares held for a longer period of time are considered redeemed prior to more recently acquired Class B Shares. For a discussion of the interaction between the optional Exchange Privilege and contingent deferred sales charges on Class B Shares, see "Additional Shareholder Services - Exchange Privilege."

  Contingent deferred sales charges are waived on redemptions of Class B Shares of a Fund (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached age 70 1/2, (iii) effected pursuant to the Company's right to liquidate a shareholder's account if the aggregate net asset value of the shareholder's account is less than the minimum account size, or (iv) in connection with the combination of the Company with any other registered investment company by a merger, acquisition of assets, or by any other transaction.

  In deciding whether to purchase Class A or Class B Shares, you should compare the fees assessed on Class A Shares (including front-end sales charges) against those assessed on Class B Shares (including potential contingent deferred sales charges and higher Rule 12b-1 Fees than Class A Shares) in light of the amount to be invested and the anticipated time that the shares will be owned.

  You may buy shares of the Funds on any Business Day by any of the methods described below.

INITIAL PURCHASES BY WIRE

1. Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds to:

   Wells Fargo Bank, N.A.
   San Francisco, California
   Bank Routing Number: 121000248
   Wire Purchase Account Number: 4068-000587
   Attention: Stagecoach Funds (Name of Fund) (designate Class A or B) Account Name(s): Name(s) in which to be registered
   Account Number: (if investing into an existing account)

PROSPECTUS                             22

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened:

   Wells Fargo Bank, N.A.
   Stagecoach Shareholder Services
   P.O. Box 7066
   San Francisco, California 94120-7066
   Telefacsimile: 1-415-543-9538

4. Share purchases are effected at the public offering price or, in the case of Class B Shares, at the NAV next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL

1. Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $1,000 or more payable to "Stagecoach Funds (Name of Fund) (designate Class A or B)," to the address set forth in "Initial Purchases by Wire."

3. Share purchases are effected at the public offering price or, in the case of Class B Shares, at the NAV next determined after the Account Application is received and accepted.

AUTOSAVER PLAN PURCHASES

  The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to a Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the Transfer Agent on a monthly basis from an account with a bank, which is designated in your Account Application and which is approved by the Transfer Agent ("Approved Bank"). Wells Fargo Bank is an Approved Bank. The Transfer Agent withdraws and uses this amount to purchase specified Fund shares on your behalf on or about the fifth Business Day of each month. There are no separate fees charged to you by the Funds for participating in the AutoSaver Plan.

  You may change your investment amount, suspend purchases or terminate your election at any time by providing notice to the Transfer Agent at least five Business Days prior to any scheduled transaction.

TAX-DEFERRED RETIREMENT PLANS

  You may be entitled to invest in the Funds through a Plan Account or other tax-deferred retirement plan. Contact a Shareholder Servicing Agent or a Selling Agent (such

                                       23                             PROSPECTUS
as Wells Fargo Bank) for materials describing Plan Accounts available through it, and the benefits, provisions, and fees of such Plan Accounts. The minimum initial investment amount for Fund shares acquired through a Plan Account is $250.

  Pursuant to the Code, individuals who are not active participants (and who do not have a spouse who is an active participant) in certain types of retirement plans ("qualified retirement plans") may deduct contributions to an IRA, up to specified limits. Investment earnings in the IRA will be tax-deferred until withdrawn, at which time the individual may be in a lower tax bracket.

  The maximum annual deductible contribution to an IRA for individuals under age 70 1/2 is 100% of includible compensation up to a maximum of (i) $2,000 for single individuals; (ii) $4,000 for a married couple when both spouses earn income; and (iii) $2,250 when one spouse earns, or elects for IRA purposes to be treated as earning, no income (together the "IRA contribution limits").

  The IRA deduction is also available for single individual taxpayers and married couples who are active participants in qualified retirement plans but who have adjusted gross incomes which do not exceed certain specified limits. If their adjusted gross income exceeds these limits, the amount of the deductible contribution may be phased down and eventually eliminated.

  Any individual who works may make nondeductible contributions to an IRA in addition to any deductible contributions. Total aggregate deductible and nondeductible contributions are limited to the IRA contribution limits discussed above. Nondeductible contributions in excess of the applicable IRA contribution limit are "nondeductible excess contributions." In addition, contributions made to an IRA for the year in which an individual attains the age of 70 1/2, or any year thereafter, are also nondeductible excess contributions. Nondeductible excess contributions are subject to a 6% excise tax penalty which is charged each year that the nondeductible excess contribution remains in the IRA.

  An employer also may contribute to an individual's IRA by establishing a Simplified Employee Pension Plan through a Shareholder Servicing Agent or a Selling Agent, known as a SEP-IRA. Participating employers may make an annual contribution in an amount up to the lesser of 15% of earned income or $30,000, subject to certain provisions of the Code. Investment earnings will be tax-deferred until withdrawn.

  The foregoing discussion regarding IRAs is based on the Code and regulations in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for careful tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further federal tax information is contained under the heading "Taxes" in this Prospectus and in the SAI for each Fund.

PROSPECTUS                             24

  A Shareholder Servicing Agent or Selling Agent also may offer other types of tax-deferred or tax-advantaged plans, including a Keogh retirement plan for self-employed professional persons, sole proprietors and partnerships.

  Application materials for opening a tax-deferred retirement plan can be obtained from a Shareholder Servicing Agent or a Selling Agent. Return your completed tax-deferred retirement plan application to your Shareholder Servicing Agent or a Selling Agent for approval and processing. If your tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before a Fund account is opened. You should ask your Shareholder Servicing Agent or Selling Agent about the investment options available to your tax-deferred retirement plan, since some of the funds in the Stagecoach Family of Funds may be unavailable as options. Moreover, certain features described herein, such as the AutoSaver Plan and the Systematic Withdrawal Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan.

ADDITIONAL PURCHASES

  You may make additional purchases of $100 or more by instructing the Funds' Transfer Agent to debit an Approved Bank account designated in your Account Application, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail with a check payable to "Stagecoach Funds (Name of Fund) (designate Class A or B)" to the address set forth under "Initial Purchases by Wire." Write your Fund account number on the check and include the detachable stub from your Statement of Account or a letter providing your Fund account number.

PURCHASES THROUGH SELLING AGENTS

  You may place a purchase order for shares of the Funds through a broker/dealer or financial institution which has entered into a Selling Agreement with Stephens, as the Funds' Distributor ("Selling Agent"). If your order is placed by the close of the NYSE, the purchase order generally will be executed on the same day if the order is received by the Transfer Agent before the close of business. If your purchase order is received by a Selling Agent after the close of the NYSE or by the Transfer Agent after the close of business, then your purchase order will be executed on the next Business Day following the day your order is placed. The Selling Agent is responsible for the prompt transmission of your purchase order to the Funds. Because payment for shares of the Funds will not be due until settlement date, the Selling Agent might benefit from the temporary use of your payment. A financial institution which acts as a Selling Agent, Shareholder Servicing Agent or in certain other capacities may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

                                       25                             PROSPECTUS

PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS

  Purchase orders for shares of the Funds may be transmitted to the Transfer Agent through any entity that has entered into a Shareholder Servicing Agreement with the Funds ("Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management and Servicing Fees - Shareholder Servicing Agent."

  The Shareholder Servicing Agent may transmit a purchase order to the Transfer Agent, on your behalf, including a purchase order for which payment is to be transferred from an account with an Approved Bank or wired from a financial institution. If your order is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of the NYSE, the purchase order generally will be executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the Transfer Agent after the close of the NYSE, then your order will be executed on the next Business Day following the day your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the Transfer Agent.

STATEMENTS AND REPORTS

  The Funds, or a Shareholder Servicing Agent on their behalf, will typically send you a confirmation or statement of your account after every transaction that affects your share balance or your Fund account registration. The Funds do not issue share certificates. A statement with tax information will be mailed to you by January 31 of each year, and also will be filed with the IRS. At least twice a year, you will receive financial statements.

                                   DIVIDENDS

  The Funds intend to declare quarterly dividends of substantially all of their net investment income. The Funds will distribute any capital gains at least annually. You have several options for receiving dividends and capital gain distributions. They are discussed under "Additional Shareholder
Services - Dividend and Distribution Options."

  Dividends and capital gain distributions have the effect of reducing the NAV per share by the amount distributed. Although a distribution paid to you on newly issued shares shortly after your purchase would represent, in substance, a return of your capital, the distribution would consist of net investment income and, accordingly, would be taxable to you as ordinary income.

  Net investment income available for distribution to the holders of Class B Shares is reduced by the amount of the higher Rule 12b-1 Fee payable on such shares. Other expenses, such as state securities registration fees and transfer agency fees, that are

PROSPECTUS                             26
attributable to a particular class also may affect the relative dividends and/or capital gains distributions of Class A and Class B Shares.

                              HOW TO REDEEM SHARES

  You may redeem all or a portion of your shares in a Fund on any Business Day. Your shares will be redeemed at the next NAV calculated after the Funds have received your redemption request in proper form. Redemption proceeds may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal and state income tax purposes. The Funds ordinarily remit redemption proceeds, net of any contingent deferred sales charge applicable with respect to Class B Shares (the "net redemption proceeds"), within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of such Fund. In addition, a Fund may hold payment on your redemptions until reasonably satisfied that your investments made by check have been collected (which can take up to 15 days from the purchase date). To ensure acceptance of your redemption request, please follow the procedures described below. Although it is not the Funds' current intention, the Funds may make payment of redemption proceeds in securities if conditions warrant, subject to regulation by some state securities commissions. In addition, the Funds reserve the right to impose charges for wiring redemption proceeds.

  Due to the high cost of maintaining Fund accounts with small balances, the Funds reserve the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of shares of a Fund after an investor has made only the applicable minimum initial investment). However, you will be given 30 days' notice to make an additional investment to increase your account balance to $1,000 or more. Plan Accounts are not subject to minimum Fund account balance requirements. For a discussion of applicable minimum balance requirements, see "Investing in the Funds -- How To Buy Shares."

REDEMPTIONS BY TELEPHONE

  Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone redemption privileges authorize the Transfer Agent to act on telephone instructions

                                       27                             PROSPECTUS
from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTIONS BY MAIL

1. Write a letter of instruction. Indicate the Class and the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your social security or taxpayer identification number (where applicable).

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than yourself at your address of record or your designated Approved Bank account, or other unusual circumstances exist which cause the Transfer Agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. Mail your letter to the Transfer Agent at the mailing address set forth under "Investing in the Funds - Initial Purchases by Wire."

   Unless other instructions are given in proper form, a check for your net redemption proceeds will be sent to your address of record.

EXPEDITED REDEMPTIONS BY MAIL OR TELEPHONE

  You may request an expedited redemption of shares of a Fund by letter, in which case your receipt of redemption proceeds, but not the Fund's receipt of your redemption request, would be expedited. In addition, you also may request an expedited redemption of shares of a Fund by telephone on any Business Day, in which case both your receipt of redemption proceeds and the Fund's receipt of your redemption request would be expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is $100 or more.

PROSPECTUS                             28

  You may request expedited redemption by telephone by calling the Transfer Agent at the telephone number listed on your transaction confirmation or by calling 800-222-8222.

  You may request expedited redemption by mail by mailing your expedited redemption request to the Transfer Agent at the mailing address set forth under "Investing in the Funds - Initial Purchases by Wire."

  Upon request, net redemption proceeds of your expedited redemptions of $5,000 or more will be wired or credited to an Approved Bank account designated in your Account Application or wired to the Selling Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an account with an Approved Bank or Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption. If your expedited redemption request is received by the Transfer Agent by the close of the NYSE on a Business Day, your redemption proceeds will be transmitted to your designated account with an Approved Bank or Selling Agent on the next Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Such extraordinary circumstances could include those described above as potentially delaying redemptions, and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for net redemption proceeds will be mailed to your address of record or, at your election, credited to an Approved Bank account designated in your Account Application.

  During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the Transfer Agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Funds reserve the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

  The Company's Systematic Withdrawal Plan provides you with a convenient way to have shares of a Fund redeemed from your account and the net redemption proceeds distributed to you on a monthly basis. You may participate in the Systematic Withdrawal Plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, your dividends and capital gain distributions are being reinvested automatically and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your

                                       29                             PROSPECTUS

Approved Bank account designated in the Account Application. The Transfer Agent redeems sufficient shares and mails or deposits your net redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Funds for participating in the Systematic Withdrawal Plan. However, you should not participate in the Systematic Withdrawal Plan if you also are purchasing shares of the same Fund that are subject to a sales charge.

  You may change your withdrawal amount, suspend withdrawals or terminate your election at any time by notifying the Transfer Agent at least ten Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan will be terminated automatically if your Fund account is closed, or, in some cases, if your Approved Bank account is closed.

REDEMPTIONS THROUGH SELLING AGENTS

  If your redemption order is received by a Selling Agent before the close of the NYSE and received by the Transfer Agent before the close of business on the same day, the order will be executed at the NAV determined as of the close of the NYSE on that day. If your redemption order is received by a Selling Agent after the close of the NYSE, or not received by the Transfer Agent prior to the close of business, your order will be executed at the NAV determined as of the close of the NYSE on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Funds.

  Unless you have made other arrangements with the Selling Agent, and the Transfer Agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through a Selling Agent will be credited to an account with an Approved Bank that you have designated in your Account Application. If no such account is designated, a check for the net redemption proceeds will be mailed to your address of record or, if such address is no longer valid, the net proceeds will be credited to your account with the Selling Agent. You may request a check from the Selling Agent or may elect to retain the net redemption proceeds in such account. The Selling Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

  You may request a redemption of shares of a Fund through your Shareholder Servicing Agent. Any redemption request made by telephone through your Shareholder Servicing Agent must redeem shares with a total value equal to $100 or more. If your redemption order is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of the NYSE, the redemption order will be executed at the NAV determined as of the close of the NYSE on that day. If your Shareholder Servicing Agent transmits your redemption order to the Transfer Agent after the close of the NYSE, then

PROSPECTUS                             30
your order will be executed on the next Business Day following the date your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Funds.

  Unless you have made other arrangements with your Shareholder Servicing Agent, and the Transfer Agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through your Shareholder Servicing Agent will be credited to an account with the Approved Bank that you have designated in the Account Application. If no such account is designated, a check for the net redemption proceeds will be mailed to your address of record or, if such address is no longer valid, the net redemption proceeds will be credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent.

                        ADDITIONAL SHAREHOLDER SERVICES

  The Company offers you a number of optional services. As noted above, you can take advantage of the AutoSaver Plan, Tax-Deferred Retirement Plans, the Systematic Withdrawal Plan, and Expedited Redemptions by Letter and Telephone. In addition, the Funds offer you several dividend and distribution payment options and an exchange privilege, which are described below.

DIVIDEND AND DISTRIBUTION OPTIONS

  When you fill out your Account Application, you can choose from the following dividend and distribution options:

  A. The Automatic Reinvestment Option provides for the reinvestment of your dividends and capital gain distributions in additional shares of the same Class of the Fund which paid such dividends or capital gain distributions. Dividends and distributions declared in a month generally are reinvested in additional shares at NAV on the last business day of such month. You are assigned this option automatically if you make no choice on your Account Application.

  B. The Fund Purchase Option lets you use your dividends and/or capital gain distributions from the Funds to purchase, at NAV, shares of another fund in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Dividends and distributions paid on Class A or Class B Shares may be invested in Class A or Class B Shares, respectively, of another fund, in Retail Shares of another fund, in Class A Shares of the Money Market Mutual Fund or in shares of the California Tax-Free Money Market Mutual Fund (the

                                       31                             PROSPECTUS

California Tax-Free Money Market Mutual Fund and the Money Market Mutual Fund are, collectively the "Money Market Mutual Funds"). Dividends and distributions paid on Class A Shares may also be invested in shares of a non-money market fund with a single class of shares (a "single class fund"). Dividends and distributions paid on Class B Shares may not be invested in shares of a single class fund.

  C. The Automatic Clearing House Option permits you to have dividends and capital gain distributions deposited in your Approved Bank account designated in the Account Application. In the event your Approved Bank account is closed, your distribution will be held in a non-interest-bearing omnibus bank account established by the Funds' dividend disbursing agent on your behalf.

  D. The Check Payment Option lets you receive a check for all dividends and capital gain distributions, which generally is mailed either to your designated address or your designated Approved Bank shortly following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, your distributions will be held in a non-interest-bearing omnibus bank account established by the Funds' dividend disbursing agent on your behalf.

EXCHANGE PRIVILEGE

  Wells Fargo Bank advises a variety of other funds, each with its own investment objective and policies. The exchange privilege is a convenient way to buy shares in the other funds of the Stagecoach Family of Funds that are registered in your state of residence, and allows you to respond to changes in your investment and savings goals or in market conditions. Class A and Class B Shares of each Fund may be exchanged for Class A and Class B Shares, respectively, of another fund, for Class A Shares of the Money Market Mutual Fund or for shares of the California Tax-Free Money Market Mutual Fund. Class A Shares may also be exchanged for shares of a single class fund or for Retail Shares of another fund.

  Before making an exchange from a Fund into another fund of the Stagecoach Family of Funds, please observe the following:

   - Obtain and carefully read the prospectus of the fund into which you want to exchange.

   - If you exchange into another fund with a front-end sales charge, you must pay the difference between that fund's sales charge and any sales charge you already have paid in connection with the shares you are exchanging.

   - If you exchange Class B Shares for Class B Shares of another fund, for Class A Shares of the Money Market Mutual Fund or for shares of the California Tax-Free Money Market Mutual Fund, a contingent deferred sales charge will not be imposed upon the exchange.

PROSPECTUS                             32

   - Each exchange, in effect, represents the redemption of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. A confirmation of each exchange transaction will be sent to you.

   - The dollar amount of shares you exchange must meet the minimum initial and/or subsequent investment amounts of the other fund.

   - The Company reserves the right to limit the number of times shares may be exchanged between funds, to reject any telephone exchange order, or otherwise to modify or discontinue exchange privileges at any time. Under SEC rules, subject to limited exceptions, the Company must notify you 60 days before it modifies or discontinues the exchange privilege.

   - If you exchange Class B Shares for Class B Shares of another fund, for Class A Shares of the Money Market Mutual Fund or for shares of the California Tax-Free Money Market Mutual Fund, the remaining period of time (if any) that the contingent deferred sales charge applicable to such shares is in effect will be computed from the time of initial purchase of the previously held shares. For example, if you exchange Class B Shares of a Fund for shares of the California Tax-Free Money Market Mutual Fund and redeem those shares of the California Tax-Free Money Market Mutual Fund within four years of the purchase of the exchanged Class B Shares, you will be required to pay a contingent deferred sales charge equal to the charge which would have applied had you redeemed the original Class B Shares at that time.

   - If you exchange Class B Shares for shares of one of the Money Market Mutual Funds as described above, you subsequently may re-exchange the acquired shares only for Class B Shares of one of the Company's funds or for shares of the other Money Market Mutual Fund.

  The procedures applicable to Fund share redemptions also apply to Fund share exchanges.

  To exchange shares, write the Transfer Agent at the mailing address under "Investing in the Funds - Initial Purchases by Wire" or (if you have authorized telephone exchanges) call the Transfer Agent at the telephone number listed on your transaction confirmation, or contact your Shareholder Servicing Agent or Selling Agent. The procedures applicable to telephone redemptions, including the discussion regarding the responsibility for the authenticity of telephone instructions, are also applicable to telephone exchange requests. See "How to Redeem Shares - Expedited Redemptions by Letter and Telephone."

CONVERSION

  Class B Shares of a Fund that have been outstanding for six years after the end of the month in which the shares were initially purchased will automatically convert to Class A

                                       33                             PROSPECTUS

Shares of such Fund and, consequently, will no longer be subject to the higher Rule 12b-1 Fees applicable to Class B Shares. Such conversion will be on the basis of the relative NAV of the two Classes, without the imposition of any sales charge or other charge except that the lower Rule 12b-1 Fees applicable to Class A Shares shall thereafter be applied to such converted shares. Because the per share NAV of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, a shareholder may receive fewer Class A Shares than the number of Class B Shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions in Class B Shares will be considered new purchases for purposes of the conversion feature.

  If a shareholder effects one or more exchanges among Class B Shares, Class A Shares of the Money Market Mutual Fund or shares of the California Tax-Free Money Market Mutual Fund during the six-year period, and exchanges back into Class B Shares, the holding period for shares so exchanged will be counted toward the six-year period and any Class B Shares held at the end of six years will be converted into Class A Shares.

                         MANAGEMENT AND SERVICING FEES

INVESTMENT ADVISER

  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Funds' investment adviser, provides investment guidance and policy direction in connection with the management of the Funds' assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Funds' investment strategy and performance. For these services, Wells Fargo Bank is entitled to a monthly investment advisory fee at the annual rate of 0.50% of the Diversified Income Fund's average daily net assets; and 0.50% of the first $250 million of the Growth and Income Fund's average daily net assets, 0.40% of the next $250 million, and 0.30% of the Growth and Income Fund's average daily net assets in excess of $500 million. From time to time, Wells Fargo Bank may waive such fees in whole or in part. Any such waiver will reduce expenses of the Funds, and, accordingly, have a favorable impact on the Funds' yield and total return. From time to time, each of the Funds, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. For the year ended December 31, 1994, the Company paid 0.50% and 0.50% of the average daily net assets of the Diversified Income Fund and the Growth and Income Fund, respectively, to Wells Fargo Bank as compensation for its services as investment adviser.

PROSPECTUS                             34

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  Wells Fargo Bank serves as each Fund's custodian and transfer and dividend disbursing agent. Pursuant to separate Custody Agreements with Wells Fargo Bank, each Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to each Fund's Custody Agreement. The transfer and dividend disbursing agency activities are performed at 525 Market Street, San Francisco, California 94163.

SHAREHOLDER SERVICING AGENT

  The Funds have entered into Shareholder Servicing Agreements with Wells Fargo Bank on behalf of each Class of the Funds, and may enter into similar agreements with other entities. Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) will, as agent for their customers, among other things: answer customer inquiries regarding account status and history, and the manner in which purchases, redemptions and exchanges of Fund shares may be effected; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase, redemption and exchange transactions; arrange for the wiring of money; transfer money in connection with customer orders to purchase or redeem shares; verify shareholder signatures in connection with redemption and exchange orders and transfers and changes in accounts with Approved Banks; furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases, redemptions and exchanges; furnish, on behalf of each of the Funds, proxy statements, annual reports, updated prospectuses and other communications to shareholders; receive, tabulate and send to the Funds proxies executed by shareholders; and provide such other related services as the Funds or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent receives a fee, which may be paid periodically, determined by a formula based upon the number of accounts serviced by the Shareholder Servicing Agent during the period for which payment is being made, the level of activity in such accounts during such period and the expenses incurred by the Shareholder Servicing Agent. In no event will the shareholder servicing fees charged to each Class, as calculated on an annualized basis for each Fund's then current fiscal year, exceed the lesser of (1) 0.30% of the average daily net assets attributable to Class A or Class B Shares, as the case may be, owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or (2) an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Rules of Fair Practice of the NASD ("NASD Rules"). In no event will the portion of such fees that constitutes a "service fee," as that term is used by the NASD, exceed 0.25% of the average net asset value attributable to the Class A and Class B Shares of each Fund.

                                       35                             PROSPECTUS

  Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Funds, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent will be required to agree to disclose any fees it may directly charge its customers who are shareholders of a Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

  Subject to the overall supervision of the Company's Board of Directors, Stephens provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Stephens also furnishes office space and certain facilities to conduct each Fund's business, and compensates the Company's Directors, officers and employees who are affiliated with Stephens. For these services, Stephens is entitled to receive from each Fund a monthly fee at the annual rate of 0.03% of each Fund's average daily net assets. From time to time, Stephens may waive its fees from a Fund in whole or in part. Any such waiver will reduce a Fund's expenses and, accordingly, have a favorable impact on such Fund's yield and total return.

  Stephens, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens is responsible for distributing Class A and Class B Shares of the Funds. The Company also has adopted a Distribution Plan on behalf of each Class of shares of the Funds under the SEC's Rule 12b-1 ("Plans"). Under the Class A Plan for each Fund, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Class A shareholders paying on an annual basis up to 0.05% of the average daily net assets attributable to the Class A Shares. The Class A Plans provide only for the reimbursement of actual expenses. Under the Class B Plans, each Fund may defray all or part of such costs and pay compensation to the Distributor and Selling Agents for sales support services. The Class B Plans provide for payments, on an annual basis, of up to 0.70% of the average daily net assets attributable to the Class B Shares of each Fund. The Distribution Agreement provides that Stephens shall act as agent for the Funds for the sale of their shares, and may enter into Selling Agreements with Selling Agents that wish to make available shares of the Funds to their respective customers. The Funds may participate in joint distribution activities with any of the other funds of the Company, in which event, expenses reimbursed out of the assets of the Funds may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities will be allocated among each Fund

PROSPECTUS                             36
and the other funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.

  In addition, the Plans contemplate that, to the extent any fees payable pursuant to a Shareholder Servicing Agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plans, subject to any limits under applicable law, regulations or rules, including the NASD Rules. Financial institutions acting as Selling Agents, Shareholder Servicing Agents or in certain other capacities may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

FUND EXPENSES

  From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and, accordingly, have a favorable impact on such Fund's yield and total return. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including advisory, shareholder servicing, transfer agency, custody and administration fees, payments pursuant to any Plans, fees and expenses of its independent auditors and legal counsel, and any extraordinary expenses. Expenses attributable to each Fund or Class are charged against the assets of the Fund or Class. General expenses of the Company are allocated among all of the funds of the Company, including the Funds, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                                     TAXES

  By complying with the applicable provisions of the Code, the Funds will not be subject to federal income taxes with respect to net investment income and net realized capital gains distributed to their shareholders. Dividends from investment income (including net short-term capital gains, if any) declared and paid by each Fund will be taxable as ordinary income to a Fund's shareholders. Whether you take such dividend payments in cash or have them automatically reinvested in additional shares, they will be taxable as ordinary income. Generally, dividends and distributions are taxable to shareholders at the time they are paid. However, dividends and distributions declared payable in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that such

                                       37                             PROSPECTUS
dividends or distributions are actually paid no later than January 31 of the following year. You may be eligible to defer the taxation of dividend and capital gain distributions on shares of a Fund which are held under a qualified tax-deferred retirement plan. See "Investing in the Funds - Tax-Deferred Retirement Plans" above. The Funds intend to pay out substantially all their net investment income and net realized capital gains (if any) for each year. Corporate shareholders of the Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by a Fund to the extent the Fund's income is derived from certain dividends received from domestic corporations. In order to qualify for the dividends-received deduction a corporate shareholder must hold shares of the Fund paying the dividends upon which such deduction is based for at least 46 days.

  Portions of each Fund's investment income may be subject to foreign taxes withheld at the source; however, neither Fund will be able to pass through any portion of the foreign taxes to its shareholders.

  The Funds, or your Shareholder Servicing Agent on their behalf, will inform you of the amount and nature of such dividends and capital gains. You should keep all statements you receive to assist in your personal record keeping. The Company is required by federal law to withhold, subject to certain exemptions, at a rate of 31% on dividends paid and redemption proceeds (including proceeds from exchanges) paid or credited to individual shareholders of the Funds if a correct taxpayer identification number, certified when required, is not on file with the Company or the Transfer Agent. In connection with this withholding requirement, you will be asked to certify on your Account Application that the social security or taxpayer identification number you provide is correct and that you are not subject to 31% backup withholding for previous underreporting to the IRS.

  Foreign shareholders may be subject to different tax treatment, including a withholding tax. See "Federal Income Taxes - Foreign Shareholders" in each Fund's SAI.

  Further federal tax considerations are discussed in the SAIs. All investors should consult their individual tax advisors with respect to their particular tax situations as well as the state and local tax status of investments in shares of the Funds.

PROSPECTUS                             38

                             PROSPECTUS APPENDIX --
                         ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

  Temporary Investments

  From time to time, for temporary defensive purposes, the Funds may hold assets in cash or make short-term investments, to the extent appropriate, to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes. The short-term investments that the Funds may purchase for liquidity purposes include: U.S. Treasury bills, shares of other mutual funds and repurchase agreements (as discussed below). Other permissible investments include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises) ("U.S. Government obligations"); (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment adviser; and (iv) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment: (a) have more than $10 billion, or the equivalent in other currencies, in total assets; (b) are among the 75 largest foreign banks in the world as determined on the basis of assets; (c) have branches or agencies in the United States; and (d) in the opinion of Wells Fargo Bank, as investment adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

  U.S. Government Obligations

  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality;

                                      A-1                             PROSPECTUS
and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Foreign Securities

  The Funds may invest a portion of their assets (generally, no more than 35% of the Diversified Income Fund, and generally no more than 10%, but in no event more than 25%, of the Growth and Income Fund) in securities of foreign governmental and private issuers that are denominated in and pay interest in U.S. dollars. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

  Floating- and Variable-Rate Instruments

  Certain of the debt instruments that the Funds may purchase bear interest at rates that are not fixed, but vary, for example with, changes in specified market rates or indices or specified intervals. Certain of these instruments may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Wells Fargo Bank, as investment adviser, will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events affecting the ability of the issuer of a demand instrument to make payment when due may occur between the date a Fund elects to demand payment and the date payment is due. Such events may affect the ability of the issuer of the instrument to make payment when due, thereby affecting a Fund's ability to obtain payment at par, except when such demand instruments permit same-day settlement. Demand instruments whose demand feature is not exercisable within seven days may be treated as liquid, provided that an active secondary market exists.

PROSPECTUS                            A-2

  Repurchase Agreements

  The Funds may enter into repurchase agreements wherein the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Funds may enter into repurchase agreements only with respect to U.S. Government obligations and other obligations that could otherwise be purchased by the Funds. All repurchase agreements will be fully collateralized based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction entered into by the Funds may be greater than one year. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited. The Funds will enter into repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Company's Board of Directors and are not affiliated with the Funds' investment adviser. The Funds may participate in pooled repurchase agreement transactions with other Funds advised by Wells Fargo Bank.

  Loans of Portfolio Securities

  The Funds may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt instruments equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to a Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, a Fund's investment adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund, if permitted by law, will dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. Neither Fund will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the

                                      A-3                             PROSPECTUS
borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, the investment adviser, or the Distributor.

  Other Investment Companies

  The Funds may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Investment Adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. Notwithstanding any other investment policy or limitation (whether or not fundamental), as a matter of fundamental policy, the Diversified Income Fund may invest all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund. Subject to the limitations of the 1940 Act, the Funds may purchase shares of exchange-listed, closed-end funds consistent with pursuing their investment objectives.

INVESTMENT POLICY

  Each Fund's investment objective, as set forth in "How the Funds
Work - Investment Objectives and Policies," is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of a Fund's outstanding voting securities, as described under "Capital Stock" in the SAI for each Fund. If the Board of Directors determines, however, that a Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company may make such change without shareholder approval and will disclose any such material changes in the then-current Prospectus.

  As matters of fundamental policy: (i) the Funds may not purchase securities of any issuer (except U.S. Government obligations) if as a result, more than 5% of the value of a Fund's total assets would be invested in the securities of such issuer or a Fund would own more than 10% of the outstanding voting securities of such issuer; (ii) each Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by a Fund while any such outstanding borrowings exceed 5% of the Fund's net assets); (iii) each Fund may make loans of portfolio securities in accordance with its investment policies; and (iv) each Fund may not invest 25% or more of its assets (i.e., concentrate) in any particular industry, except that a Fund may invest 25% or more of its assets in U.S. Government obligations. With respect to fundamental investment policy (i) above, the Diversified Income Fund is subject to this restriction only with respect to 75% of the Fund's assets, and, with regard to both Funds, it may be possible that the Company would own more than 10% of the outstanding voting securities of the issuer.

PROSPECTUS                            A-4

With respect to fundamental investment policy (iii) above, the Diversified Income Fund does not intend to make loans of its portfolio securities during the coming year.

  As a matter of nonfundamental policy, the Funds each may invest up to 10% of the current value of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days and (c) repurchase agreements not terminable within seven days.

                                      A-5                             PROSPECTUS

                       THIS PAGE INTENTIONALLY LEFT BLANK

SPONSOR, DISTRIBUTOR AND ADMINISTRATOR

Stephens Inc.
111 Center Street
Little Rock, Arkansas 72201

INVESTMENT ADVISER, TRANSFER AND
DIVIDEND DISBURSING AGENT AND
CUSTODIAN

Wells Fargo Bank, N.A.
P.O. Box 7066
San Francisco, California 94120-7066

LEGAL COUNSEL

Morrison & Foerster
2000 Pennsylvania Avenue, N.W.
Washington, D.C. 20006

For more information about the Funds, simply call 1-800-222-8222, or write:

Stagecoach Funds, Inc.
c/o Stagecoach Shareholder Services
Wells Fargo Bank, N.A.
P.O. Box 7066
San Francisco, California 94120-7066

 STAGECOACH FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT guaranteed by Wells Fargo Bank
  - are NOT deposits or obligations of the Bank                            LOGO
  - involve investment risk, including possible loss
    of principal

LOGO                                                              SC 1019 (8/95)
Printed on Recycled Paper

LOGO
P.O. Box 7066
San Francisco, CA 94120-7066

 STAGECOACH FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT guaranteed by Wells Fargo Bank
  - are NOT deposits or obligations of the Bank                            LOGO
  - involve investment risk, including possible loss
    of principal

LOGO                                                              SC 1019 (8/95)
Printed on Recycled Paper

                             STAGECOACH FUNDS, INC.

                        SUPPLEMENT DATED JANUARY 2, 1996
           TO THE CURRENT PROSPECTUS, AS PREVIOUSLY SUPPLEMENTED, AND
              STATEMENT OF ADDITIONAL INFORMATION OF EACH FUND OF
                             STAGECOACH FUNDS, INC.

     As of January 1, 1996, Wells Fargo Bank, N.A. provides investment advisory services for approximately $33 billion of assets.

     Each Fund's current Prospectus, as supplemented, and Statement of Additional Information are hereby amended accordingly.

                                      LOGO

                         ------------------------------

                                P R O S P E C T U S

                         ------------------------------

                            MONEY MARKET MUTUAL FUND

                                 CLASS S SHARES

                                  MAY 24, 1995

                                      LOGO

                   MONEY MARKET MUTUAL FUND -- CLASS S SHARES

     Stagecoach Funds, Inc. ("Stagecoach Funds" or the "Company") is an open-end investment company consisting of several separate funds, each with different investment objectives and policies. This Prospectus contains information about one class of shares of a fund in the Stagecoach Family of Funds -- the CLASS S SHARES of the MONEY MARKET MUTUAL FUND (the "Fund"). The MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term securities.

     Currently, Class S Shares are available only to qualified business investors who purchase such shares through a Managed Sweep Account (sometimes, an "Account") offered by Wells Fargo Bank, N.A. ("Wells Fargo Bank"). A Managed Sweep Account combines a non-interest bearing Wells Fargo Bank deposit account with a daily sweep of balances to or from the Fund's Class S Shares. Persons investing in Class S Shares through a Managed Sweep Account also receive a Business Account Agreement and Disclosure Statement (the "Disclosure Statement") describing the various features and operations of the Account. The Disclosure Statement should be reviewed in conjunction with this Prospectus.

     AN INVESTMENT IN THE FUND, THROUGH A MANAGED SWEEP ACCOUNT OR OTHERWISE, IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE.

     Please read this Prospectus before investing and retain it for future reference. It sets forth concisely the information about the Fund and Class S Shares that an investor should know before investing. A Statement of Additional Information (the "SAI"), dated May 1, 1995, for the Money Market Mutual Fund has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference. The SAI for the Fund is available free of charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling the Company at 800-222-8222.

     This Prospectus describes one class of shares of the Fund -- the Class S Shares. The Fund also offers a class of shares designated the Class A Shares. Investors who are not eligible to invest in Class S shares may be eligible to invest in Class A Shares. Investments in Class A Shares may be made through the Fund's distributor or through selling agents authorized to sell such shares on behalf of the distributor, or directly from the Fund. Information regarding investments in Class A Shares of the Fund, including a separate prospectus describing such shares, may be obtained by calling 800-222-8222.

 FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR
  GUARANTEED BY, WELLS FARGO BANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE
    NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
        INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
           GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES
             CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER
        REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED
            UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    WELLS FARGO BANK IS THE INVESTMENT ADVISER AND PROVIDES CERTAIN OTHER
       SERVICES TO THE FUND FOR WHICH IT IS COMPENSATED. STEPHENS INC.,
        WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE SPONSOR
                        AND DISTRIBUTOR FOR THE FUND.

                         PROSPECTUS, DATED MAY 24, 1995

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
Prospectus Summary............................................................    1
Summary of Fund Expenses......................................................    3
How the Fund Works............................................................    6
Limiting Investment Risks.....................................................    6
The Fund and Management.......................................................    7
Investing in the Fund.........................................................    8
Dividends.....................................................................   10
How To Redeem Shares..........................................................   10
Additional Shareholder Services...............................................   10
Management and Servicing Fees.................................................   11
Taxes.........................................................................   13
Class A Shares................................................................   14
Prospectus Appendix - Additional Investment Policies..........................  A-1

                               PROSPECTUS SUMMARY

     The following provides you with summary information about the Fund. For more information, please refer specifically to the identified Prospectus sections and generally to the Prospectus and SAI for the Fund.

Q.   WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A. The MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term securities. In pursuing this objective, the Fund invests in securities with remaining maturities not exceeding thirteen months, as determined in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The securities in which the Fund invests include obligations of the U.S. Government, its agencies and instrumentalities, high-quality debt obligations such as corporate debt, certain obligations of U.S. banks and certain repurchase agreements.

     The Fund seeks to maintain a net asset value of $1.00 per share; however, there is no assurance that this will be achieved. See "How the Fund
     Works - Investment Objectives and Policies" and "Prospectus
     Appendix - Additional Investment Policies."

Q.   WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as the Fund's investment adviser, manages your investments. Wells Fargo Bank also provides the Fund with transfer agency, dividend disbursing agency and custodial services. In addition, Wells Fargo Bank is a Shareholder Servicing Agent (as defined below) and a Selling Agent (as defined below) of the Fund. See "The Fund and Management" and "Management and Servicing Fees."

Q.   HOW DO I INVEST?

A. This Prospectus is designed only for businesses that invest in Class S Shares of the Fund through a Managed Sweep Account with Wells Fargo Bank. A Managed Sweep Account combines a non-interest bearing Wells Fargo Bank deposit account (the "Transaction Account") with a daily sweep of Transaction Account balances to or from the Fund. Wells Fargo Bank computes the net amount of deposits to and withdrawals from your Transaction Account (the "Net Sweep Amount") each day Wells Fargo Bank is open for business. If deposits exceed withdrawals from your Transaction Account, Wells Fargo Bank transmits a purchase order on your behalf to the Fund in an amount equal to the dollar value of the Net Sweep Amount. The information in this Prospectus should be read in conjunction with the Disclosure Statement related to your Account. See "Investing in the Fund."

Q.   HOW WILL I RECEIVE DIVIDENDS AND ANY CAPITAL GAINS?

A. Dividends from net investment income of the Fund are declared daily and are paid monthly to your Account through automatic reinvestment in Class S Shares of the Fund. Any capital gains will be distributed at least annually in a similar manner. Various dividend and distribution options, such as the option to direct the payment of proceeds from dividends and distributions to another account, which may be available to holders of the Fund's Class A Shares, are not available to persons investing in Class S Shares through a Managed Sweep Account. See "Dividends" and "Additional Shareholder Services."

Q.   HOW MAY I REDEEM SHARES?

A. If, on any day Wells Fargo Bank is open for business, withdrawals from your Managed Sweep Account exceed deposits, Wells Fargo Bank transmits a redemption order on your behalf to the Fund in the dollar amount of that day's Net Sweep Amount. If your Managed Sweep Account with Wells Fargo Bank is closed as described in the applicable Disclosure Statement, Wells Fargo Bank will transmit a redemption request on your behalf to the Fund for the balance of your Fund shares held through such Account. See "How To Redeem Shares."

Q.   WHAT ARE THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF INVESTMENT?

A. An investment in the Fund is not insured against loss of principal. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. Deposits to the Accounts are eligible for federal deposit insurance only for the brief period they are in the Transaction Account prior to being swept into the Fund. The Fund's shares are neither insured nor guaranteed by the U.S. Government. You should be prepared to accept some risk with the money you invest in the Fund. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective. See "How The Fund Works - Risk Factors" and "Prospectus Appendix - Additional Investment Policies."

                            SUMMARY OF FUND EXPENSES

     The following tables provide: (i) a summary of expenses relating to purchases and sales of Class S Shares of the Fund, (ii) the aggregate annual operating expenses of the Fund as a percentage of average net assets, (iii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund's Class S Shares and (iv) a summary of Account fees and charges. As shown below, shareholders of the Class S Shares are not charged sales charges, redemption fees or exchange fees.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                                               MONEY MARKET
                                                                               MUTUAL FUND
                                                                             (CLASS S SHARES)
                                                                             ----------------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering
  price).....................................................................       None
Sales Charge Imposed on Reinvested Dividends.................................       None
Sales Charge Imposed on Redemptions(1).......................................       None
Exchange Fees................................................................       None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                              MONEY MARKET
                                                                               MUTUAL FUND
                                                                                (CLASS S
                                                                                 SHARES)
                                                                             ---------------
Management Fee..............................................................           0.40%
Rule 12b-1 Fee..............................................................           0.75%
Total Other Expenses(2)
  Shareholder Servicing Fee................................................. 0.25%
  Administrative Fee........................................................ 0.03%
  Other Expenses(2)......................................................... 0.02%
                                                                             -----
                                                                                       0.30%
                                                                                       -----
TOTAL FUND OPERATING EXPENSES(2)(3).........................................           1.45%

---------------

(1) The Company reserves the right to impose a charge for wiring redemption proceeds.
(2) After any waivers or reimbursements.
(3) Additional fees charged by Wells Fargo Bank related to the Accounts are not included in this table. See Account Fees and Charges.

                              EXAMPLE OF EXPENSES

                                                                         1 YEAR   3 YEARS
                                                                         ------   -------
You would pay the following expenses on a $1,000 investment in the Fund, assuming (A) a 5% annual return and (B) redemption at the end of each time period indicated:
     Money Market Mutual Fund
       (Class S Shares).................................................  $ 15     $  46

                            ACCOUNT FEES AND CHARGES

     Set forth below is a summary of fees which may be charged by Wells Fargo Bank for various banking services available through the Managed Sweep Account. For additional information on Account fees and charges please refer to the Disclosure Statement accompanying this Prospectus.

                                                                                   MANAGED
                                                                                    SWEEP
                                                                                   ACCOUNT*
                                                                                 ------------
Monthly Account Fees
     Managed Sweep Account Fee.................................................  $ 25.00
     Checking Maintenance Fee..................................................  $ 15.00
Transaction Fees(1)
     Per Check Written.........................................................  $  0.14
     Per Check Deposited.......................................................  $  0.095
     Per Cash Deposit..........................................................  $  1.20(2)
Miscellaneous Fees.............................................................  Variable(3)
Minimum Opening Balance........................................................  $ 10,000

---------------

 * Currently, Class S Shares of the Fund may be purchased only through a Managed Sweep Account. Class A Shares of the Fund may be purchased without opening an Account and without incurring the fees for, or deriving the benefits of, the Account Services described above. Information regarding Class A Shares may be obtained by calling 800-222-8222.
(1) A Transaction Fee is charged whenever one of the listed transactions occurs.
(2) A fee of $1.20 is charged for every $1,000 of cash deposited.
(3) Various miscellaneous fees may be charged on a per transaction, per statement or other basis as described in "Miscellaneous Fees and Charges" and elsewhere in the Disclosure Statement.

                             EXPLANATION OF TABLES

     SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. There are no Shareholder Transaction Expenses for the Fund, except that the Company reserves the right to impose a charge for wiring redemption proceeds.

     The ANNUAL FUND OPERATING EXPENSES table illustrates the operating expenses of the Class S Shares of the Fund as a percentage of average net assets. Wells Fargo Bank and Stephens each has agreed to waive or reimburse all or a portion of its respective fees or expenses if certain Fund expenses exceed limits set by state securities laws or regulations. In addition, Wells Fargo Bank and Stephens, at their sole discretion, may waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, the Fund. Any waivers or reimbursements would reduce the Fund's total expenses. There can be no assurances that waivers or reimbursements will continue. The percentages shown above under "Total Other Expenses" and "Total Fund Operating Expenses" reflect certain anticipated voluntary fee waivers and expense reimbursements for the current fiscal year. Absent waivers and reimbursements, the percentages shown above under "Total Other Expenses" and "Total Fund Operating Expenses" would be 0.39% and 1.54%, respectively. Long-term shareholders in the Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers ("NASD"). For more complete descriptions of the various costs and expenses you can expect to incur as an investor in Class S Shares of the Fund, please see the Prospectus section captioned "Management and Servicing Fees."

     EXAMPLE OF EXPENSES is a hypothetical example which illustrates the expenses associated with a $1,000 investment over the periods shown, based on the expenses in the table above and an assumed annual rate of return of 5%. This rate of return should not be considered an indication of actual or expected performance of the Fund. In addition, the example should not be considered a representation of past or future expenses and actual expenses may be greater or lesser than those shown.

     ACCOUNT FEES AND CHARGES are charges you pay to Wells Fargo Bank for banking services offered to you as a Managed Sweep Account holder. The fees and charges applicable to your Account are discussed below. Wells Fargo Bank currently charges monthly account fees for the Managed Sweep Account. In addition, your Account is subject to various other fees and charges which may be assessed on a monthly or other periodic basis, or on a per transaction, per statement or other basis. For additional information with respect to Account fees and charges, including a description of the services available to Account holders, you should refer to the Disclosure Statement, particularly the section captioned "Miscellaneous Fees and Charges."

                               HOW THE FUND WORKS

INVESTMENT OBJECTIVES AND POLICIES

     The MONEY MARKET MUTUAL FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term securities. The Fund invests its assets only in U.S. dollar-denominated, high-quality money market instruments, and may engage in certain other investment activities as described in this Prospectus. Permitted investments include U.S. Government short-term obligations, obligations of domestic and foreign banks, commercial paper, and repurchase agreements. In pursuing its objective, the Fund invests in instruments with remaining maturities not exceeding thirteen months, as determined in accordance with Rule 2a-7 under the 1940 Act. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective. A more complete description of these investments and investment activities is contained in the "Prospectus Appendix - Additional Investment Policies" and in the SAI.

                           LIMITING INVESTMENT RISKS

     The Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, the Fund is considered to be diversified for purposes of the 1940 Act. In addition, the Fund, since its inception, has emphasized safety of principal and high credit quality. In particular, the internal investment policies of the Fund's investment adviser, Wells Fargo Bank, have always prohibited the purchase for the Fund of many types of floating rate derivative securities that are considered potentially volatile. The following types of derivative securities are not permitted investments for the Fund:

   - capped floaters (on which interest is not paid when market rates move above a certain level);

   - leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

   - range floaters (which do not pay any interest if market interest rates move outside of a specified range);

   - dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

   - inverse floaters (which reset in the opposite direction of their index).

     Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as "COFI floaters." The Fund may only invest in floating rate securities that bear interest at a rate that resets quarterly or more frequently, and which resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates or federal funds rates.

     Pursuant to the 1940 Act, the Fund must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Fund to maintain a stable net asset value of $1.00 per share. Of course, the Fund cannot guarantee a $1.00 share price. The Fund maintains a dollar-weighted average portfolio maturity of no more than 90 days. Any security that the Fund purchases must have a remaining maturity of not more than thirteen months. In addition, any security that the Fund purchases must present minimal credit risks and be of high quality (i.e., be rated in the top two rating categories by the required number of nationally recognized statistical rating organizations ("NRSROs") or, if unrated, determined to be of comparable quality to such rated securities). These determinations are made by Wells Fargo Bank, as the Fund's Investment Adviser, pursuant to guidelines adopted by the Company's Board of Directors.

PERFORMANCE

   The performance of the Class S Shares may be advertised in terms of current yield or effective yield. Performance figures are based on historical results calculated under uniform SEC formulas and are not intended to indicate future performance.

     Yield refers to the income generated by an investment in the Class S Shares of the Fund over a seven-day period, expressed as an annual percentage rate. Effective yields are calculated similarly, but assume that the income earned from the Fund is reinvested in the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

     Additional information about the Fund's performance is contained in the Fund's Annual Report. The Annual Report may be obtained free of charge by calling the Company at 800-222-8222.

                            THE FUND AND MANAGEMENT

     The MONEY MARKET MUTUAL FUND is a fund of Stagecoach Funds. Stagecoach Funds was organized as a Maryland corporation on September 9, 1991 and currently offers shares of eleven other funds: the Asset Allocation Fund, the California Tax-Free Bond Fund, the California Tax-Free Income Fund, the California Tax-Free Money Market Mutual Fund, the Corporate Stock Fund, the Diversified Income Fund, the Ginnie Mae Fund, the Growth and Income Fund, the Short-Intermediate U.S. Government Income Fund, the U.S. Government Allocation Fund and the Variable Rate Government Fund. The Board of Directors of Stagecoach Funds supervises these funds' activities and monitors their contractual arrangements with various service-providers. Although Stagecoach Funds is not required to hold annual shareholder meetings, special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing the Funds' investment objectives or fundamental investment policies. All shares of Stagecoach Funds have equal voting rights and will be voted in the aggregate, rather than by series or Class, unless otherwise required by law (such as when the voting matter affects only one series or Class). As a shareholder of the Fund, you are entitled to one vote for each share you own and fractional votes for fractional shares owned. The Money Market Mutual Fund also offers a second class of shares -- Class A Shares. Class A Shares are subject to different levels of fees and expenses than Class S Shares and the performance of such shares may vary accordingly. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the Fund's SAI.

INVESTMENT ADVISER

     Wells Fargo Bank is the Fund's investment adviser. Wells Fargo Bank, one of the ten largest banks in the United States, was founded in 1852 and is the oldest bank in the western

United States. As of December 31, 1994, various divisions and affiliates of Wells Fargo Bank provided investment advisory services for approximately $200 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser to the other separately managed funds of the Company and to six other registered, open-end, management investment companies each of which consists of several separately managed investment portfolios. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 525 Market Street, San Francisco, California 94163.

     Morrison & Foerster, counsel to the Company and special counsel to Wells Fargo Bank, has advised Stagecoach and Wells Fargo Bank that Wells Fargo Bank may perform the services contemplated by the Advisory Contract without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent Wells Fargo Bank from continuing to perform, in whole or in part, such services. If Wells Fargo Bank were prohibited from performing any such services, it is expected that the Company's Board of Directors would recommend to the shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     Wells Fargo Bank is also the Fund's custodian and transfer and dividend disbursing agent. In addition, Wells Fargo Bank is a Shareholder Servicing Agent and Selling Agent of the Fund.

SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

     Stephens is the Fund's sponsor and administrator, and distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit-sharing plans, individual investors, foundations, insurance companies and university endowments.

                             INVESTING IN THE FUND

OPENING AN ACCOUNT

     Class S Shares of the Fund are offered by this Prospectus to businesses that establish a Managed Sweep Account with Wells Fargo Bank. Each Account combines a Transaction Account (a non-interest bearing deposit account) with a periodic sweep of balances to or from the Fund. Investors may open an Account by completing and signing an Account Application and appropriate Disclosure Statement. The Disclosure Statement contains important information about the various features and operations of the Accounts and should be reviewed in conjunction with this Prospectus. Wells Fargo Bank may, in the future, permit investors to acquire shares of the Fund through additional accounts not described in this Prospectus.

SHARE PRICE

     The price of a share of each Class of the Fund is its net asset value ("NAV"). The NAV of a share of each Class of the Money Market Mutual Fund is the value of total net assets attributable to each Class divided by the number of outstanding shares of that Class. The value of the net assets per Class is determined daily by adjusting the net assets per Class at the beginning of the day by the value of each Class's shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day for each Class by attributing to each Class a pro rata share of daily income and common expenses, and by assigning class-specific expenses to each Class as appropriate. As noted above, the Fund seeks to maintain a constant $1.00 per share NAV, although there is no assurance that it will be able to do so.

     Shares of the Fund may be purchased on any day the Fund is open (a "Business Day"). The Fund is open on any day that either the New York Stock Exchange or Wells Fargo Bank is open. Currently, the holidays observed by both the New York Stock Exchange and Wells Fargo Bank are New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each, a "Holiday"). Wells Fargo Bank calculates the NAV of Fund shares acquired through the Managed Sweep Account as of 9:00 a.m. (Pacific time). The NAV of shares acquired through other means may be calculated at other times. All transaction orders are processed at the NAV next determined after the order is received.

     The Funds' portfolio investments are valued on the basis of amortized cost. This valuation method is based on the receipt of a steady yield on portfolio instruments from the date of purchase until maturity rather than actual changes in market value. The Company's Board of Directors believes that this valuation method accurately reflects fair value.

HOW TO BUY SHARES

     Class S Shares may be purchased by making a deposit into your Account. On each day Wells Fargo Bank and the Fund are open Wells Fargo Bank computes the Net Sweep Amount, which is the net amount of all deposits, withdrawals, charges and credits made to and from a Transaction Account. If deposits and credits exceed withdrawals and charges, you authorize Wells Fargo Bank, on your behalf, to transmit a purchase order to the Fund designated in your Account in the amount of that day's Net Sweep Amount. For example, if you make a $500 deposit and withdraw $100 on the same day, and there are no other transactions on that day, the Net Sweep Amount for that day would be $400. Wells Fargo Bank, on your behalf, would transmit a purchase order to the designated Fund on the next Business Day in the amount of $400. Your purchase order will be made effective and full and fractional Shares will be purchased at the next determined NAV, which is expected to remain a constant $1.00 per share. Deposits and other transactions to your Account are sometimes not immediately included in the Net Sweep Amount. Cash and items drawn on Wells Fargo Bank are generally credited to the Net Sweep Amount on the same Business Day as the day of deposit. Local and non-local checks are usually credited to your Net Sweep Amount on the first or second Business Day, respectively, after the day of your deposit. In addition, adjustments may sometimes be made to your Account to reflect dishonored or returned items. For additional information refer to the applicable Disclosure Statement and, specifically therein, "Holds and Funds Availability."

                                   DIVIDENDS

     The Fund declares dividends daily payable to shareholders of record as of 9:00 a.m. (Pacific time). You begin earning dividends on your Class S shares of the Fund on the day your purchase order for such shares is effective and continue to earn dividends through the day prior to the date you redeem such shares. Dividends for a Saturday, Sunday or Holiday are credited on the preceding Business Day. If you redeem shares before the dividend payment date, any dividends credited to you will be paid on the following dividend payment date. The Fund declares any capital gains at least annually. Dividends declared in a month are reinvested in Class S Shares of the Fund early in the following month.

                              HOW TO REDEEM SHARES

     If, on any day Wells Fargo Bank and the Fund are open for business, withdrawals from your Managed Sweep Account, including check transactions, exceed deposits and credits, Wells Fargo Bank will transmit a redemption order on your behalf to the Fund in the dollar amount of that day's Net Sweep Amount. If your Managed Sweep Account with Wells Fargo Bank is closed as described in the applicable Disclosure Statement, Wells Fargo Bank transmits a redemption request on your behalf to the Fund for the balance of the Class S Shares of the Fund held through your Account. Your shares are normally redeemed at the next NAV, expected to be a constant $1.00 per share, calculated after the Fund has received the redemption order transmitted on your behalf. Redemption proceeds may be more or less than the amount invested and, therefore, a redemption of Fund shares may result in a gain or loss for federal and state income tax purposes. The Fund ordinarily will remit your redemption proceeds within seven days after your redemption order is received from Wells Fargo Bank unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of the Fund. In addition, Wells Fargo Bank may withhold redemption proceeds pending check collection or processing or for other reasons all as set forth more fully in "Holds and Funds Availability" and elsewhere in the applicable Disclosure Statement.

                        ADDITIONAL SHAREHOLDER SERVICES

     Certain optional services available to persons who invest directly in Class A Shares of the Fund, including certain exchange privileges which allow shareholders to exchange their Fund shares for shares of other funds in the Stagecoach Family of Funds, are not available to persons who invest in Class S Shares of the Fund. These services are described in separate prospectuses describing direct investments in Class A Shares of the Fund, which are available from Stagecoach Shareholder Services by calling 800-222-8222.

                         MANAGEMENT AND SERVICING FEES

INVESTMENT ADVISER

     Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the investment adviser to the Fund, provides investment guidance and policy direction in connection with the management of the Fund's assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the investment strategies and performance of the Fund. For its services as investment adviser, Wells Fargo Bank is entitled to a monthly investment advisory fee at the annual rate of 0.40% of the average daily net assets of the Fund. From time to time, Wells Fargo Bank, may waive such fees in whole or in part. Any such waiver will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's yield. From time to time the Fund consistent with its investment objectives, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. For the year ended December 31, 1994, Wells Fargo Bank was paid 0.40% of the average daily net assets of the Fund for its services as investment adviser.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     Wells Fargo Bank also serves as the Fund's custodian, transfer agent and dividend disbursing agent. Under its Custody Agreement with Wells Fargo Bank, the Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs. Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Fund's Custody Agreement. The transfer and dividend disbursing agency activities are performed at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING AGENT

     The Company has entered into a Shareholder Servicing Agreement with Wells Fargo Bank on behalf of the Class S Shares and may enter into similar agreements with other entities. Under such agreements, Shareholder Servicing Agents will, as agent for their customers, among other things: answer customer inquiries regarding account status and history and the manner in which purchases and redemptions of Fund shares may be effected; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of money; transfer money in connection with customer orders to purchase or redeem shares; verify shareholder signatures in connection with redemption orders and transfers; furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; furnish, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders; receive, tabulate and send to the Fund proxies executed by shareholders; and provide such other related services as the Fund or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent receives a fee, which may be paid periodically, determined by a formula based upon the asset level or number of accounts serviced by the Shareholder Servicing Agent during the period for which payment is being made, the level of activity in such accounts during such period, and the expenses incurred by the Shareholder Servicing Agent. The fee will not exceed, on an annualized basis for the Fund's then-current fiscal year, the lesser of (1) 0.25% of the average daily net assets attributable to the Class S Shares of the Fund, as represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or (2) an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD").

     A Shareholder Servicing Agent may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent will be required to agree to disclose any fees it may directly charge its customers who are shareholders of the Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

     Subject to the overall supervision of the Company's Board of Directors, Stephens provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports and general supervision of data compilation in connection with preparing periodic reports. Stephens also furnishes office space and certain facilities to conduct the Fund's business, and compensates the Directors, officers and employees who are affiliated with Stephens. For these services, Stephens is entitled to a monthly fee at the annual rate of 0.03% of the Fund's average daily net assets. From time to time, Stephens may waive its fees charged to the Fund in whole or in part. Any such waivers will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's yield.

     Stephens also has entered into a Distribution Agreement pursuant to which it has the responsibility for distributing Fund shares. The Company has adopted a Distribution Plan on behalf of the Class S Shares of the Fund under the SEC's Rule 12b-1 (the "Plan"). Under the Plan and pursuant to the Distribution Agreement, the Fund pays Stephens, as compensation for distribution-related services, a monthly fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Class S Shares of the Fund or the maximum amount payable under applicable laws, regulations and rules, whichever is less. The actual fee payable to Stephens is determined, within the applicable limit, from time to time by mutual agreement between the Company and Stephens. Stephens may retain any portion of the total distribution fee payable under the Distribution Agreement to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses. Since the fee payable to Stephens under the Distribution Agreement is not based upon the actual expenditures of Stephens, the expenses of Stephens (which may include overhead expenses) may be more or less than the fees received by it under the Distribution Agreement. The Plan contemplates further that, to the extent any fees payable pursuant to a Shareholder Servicing Agreement (discussed above) are deemed to be for distribution-related services, rather than shareholder services, such payments are approved and payable pursuant to the Plan. In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Fund may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

     Financial institutions acting as Selling Agents, Shareholder Servicing Agents, or in certain other capacities, may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

FUND EXPENSES

     As noted previously, from time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses and, accordingly, have a favorable impact on the yield of the Fund's shares. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including advisory, shareholder servicing, transfer agency, custody and administration fees; payments pursuant to the Plan; interest, fees and expenses of independent auditors and legal counsel; and any extraordinary expenses. Expenses attributable to the Fund are charged against the Fund's assets. Certain expenses attributable only to Class S Shares or Class A Shares are charged to such shares. General expenses of the Company are allocated among all of the Company's funds, in a manner proportionate to the net assets of each fund, on a transactional basis or on such other basis as the Company's Board of Directors deems equitable.

                                     TAXES

     By complying with the applicable provisions of the Code, the Fund will not be subject to federal income taxes with respect to net investment income and net realized capital gains distributed to its shareholders. Dividends from net investment income (including net short-term capital gains, if any) declared and paid by the Fund will be taxable as ordinary income to Fund shareholders, even if such dividends are automatically reinvested in Class S Shares. Generally, dividends and distributions are taxable to shareholders at the time they are paid. However, dividends and distributions declared payable in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that such dividends or distributions are actually paid no later than January 31 of the following year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year. The Fund does not expect its dividends to qualify for the dividends-received deduction allowed to corporate shareholders.

     The Fund, or the Fund's Shareholder Servicing Agent on its behalf, will inform you of the amount and nature of the Fund's dividends and capital gains. You should keep all statements you receive to assist in your personal record keeping. The Company is required to withhold, subject to certain exemptions, at a rate of 31% on dividends paid and redemption proceeds (including proceeds from exchanges) paid or credited to individual shareholders of the Fund if a correct Taxpayer Identification Number, certified when required, is not on file with the Company or the Transfer Agent. In connection with this withholding requirement, you will be asked to certify on your Account Application that the social security or taxpayer identification number you provide is correct and that you are not subject to 31% back-up withholding for previous underreporting to the IRS.

     Foreign shareholders may be subject to different tax treatment, including a withholding tax. See "Federal Income Taxes - Foreign Shareholders" in the Fund's SAI.

     Further federal tax considerations are discussed in the Fund's SAI. All investors should consult their individual tax advisers with respect to their particular tax situations as well as the state and local tax status of investments in shares of the Fund.

                                 CLASS A SHARES

     In addition to the Class S Shares, the Fund also offers another class of shares -- the Class A Shares. Class A Shares are available through direct investment or through Wells Fargo Bank sweep accounts. Class A Shares are subject to the same fees and expenses as the Class S Shares, except that Class A shares are subject to a Rule 12b-1 fee of 0.05% of net assets and a shareholder services fee of up to 0.30% of net assets. Under the Distribution Plan for Class A Shares of the Fund, Stephens is entitled to receive as compensation for distribution-related services, a monthly fee at an annual rate of up to 0.05% of the Fund's average daily net assets attributable to Class A Shares. This fee may be used by Stephens to compensate Selling Agents or to compensate or reimburse Stephens for distribution-related expenses. Further, the Class A Shares have exactly the same preference and conversion rights, restrictions, limitations, qualifications, terms and conditions of redemption as the Class S Shares. The Class A Shares also have identical voting rights except that, on matters that affect one class but not another, only shareholders of the affected class have voting rights and they vote as a class. Class A Shares of the Fund may be exchanged for Class A Shares of any other investment portfolio of the Company or for shares of certain other funds in the Stagecoach Family of Funds (provided that shares of the investment portfolio to be acquired are registered for sale in your state of residence). You may call 800-222-8222 to obtain additional information about Class A Shares and a prospectus describing such shares.

                             PROSPECTUS APPENDIX --
                         ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS -- MONEY MARKET MUTUAL FUND

     The Money Market Mutual Fund may invest in the following:

        (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S. Government obligations") (discussed below);

        (ii) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other short-term obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC") ("bank instruments");

        (iii) commercial paper rated at the date of purchase P-1 by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Corporation ("S&P") ("rated commercial paper");

        (iv) commercial paper unrated at the date of purchase but secured by a letter of credit from a U.S. bank that meets the above criteria for investment;

        (v) certain floating and variable rate instruments ("variable rate instruments") (discussed below);

        (vi) certain repurchase agreements ("repurchase agreements") (discussed below); and

        (vii) short-term, U.S. dollar-denominated obligations of U.S. branches of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets ("foreign bank obligations") (discussed below).

  Municipal Obligations

     Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

  U.S. Government Obligations

     U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Floating- and Variable-Rate Instruments

     Certain of the debt instruments that the Fund may purchase bear interest at rates that are not fixed, but vary, for example, with changes in specified market rates or indices or at specified intervals. Certain of these instruments may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The Fund may, in accordance with SEC rules, account for these instruments as maturing at the next interest rate readjustment date or the date at which the Fund may tender the instrument back to the issuer, whichever is later. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such obligations. The Fund may invest in floating- and variable-rate obligations even if they carry stated maturities in excess of thirteen months, upon compliance with certain conditions of the SEC, in which case such obligations will be treated in accordance with these conditions as having maturities not exceeding thirteen months.

     Wells Fargo Bank, as investment adviser to the Fund, monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events affecting the ability of the issuer of a demand instrument to make payment when due may occur between the time a Fund elects to demand payment and the time payment is due, thereby affecting such Fund's ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days may be treated as liquid, provided that an active secondary market exists for those instruments.

  Repurchase Agreements

     The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to U.S. Government obligations and other obligations that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized based on values that are marked to market daily. While the maturities of the underlying securities in a repurchase agreement transaction may be greater than thirteen months, the term of any repurchase agreement on behalf of the Fund will always be less than thirteen months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited. The Fund will enter into repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Company's Board of Directors and that are not affiliated with Wells Fargo Bank or Stephens. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

  Letters of Credit

     Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted investments of the Fund.

  Foreign Obligations

     The Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations raise certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of and the ability to enforce contractual obligations with respect to securities of issuers located in those countries.

INVESTMENT POLICIES

     The Fund's investment objective, as set forth in "How the Fund
Works - Investment Objective and Policies," is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the Fund's SAI. If the Company's Board of Directors determines, however, that the investment objective of the Fund can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.

     As matters of fundamental policy, the Fund may: (i) borrow from banks up to 10% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets (but investments may not be purchased by the Fund while any such outstanding borrowing in excess of 5% of its net assets exists); (ii) not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering; and (iii) not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding U.S. Government obligations and obligations of domestic banks (for purposes of this restriction, domestic bank obligations do not include obligations of foreign branches of U.S. banks and obligations of U.S. branches of foreign banks).

     As a matter of nonfundamental policy: (i) the Fund may not purchase securities of any issuer (except for U.S. Government obligations, for certain temporary purposes and for certain guarantees and unconditional puts) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; and (ii) the Fund may not invest more than 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days. With respect to item (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer.

                     SPONSOR, DISTRIBUTOR AND ADMINISTRATOR

                                 Stephens Inc.
                               111 Center Street
                          Little Rock, Arkansas 72201

    INVESTMENT ADVISER, TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN

                             Wells Fargo Bank, N.A.
                                 P.O. Box 7066
                      San Francisco, California 94120-7066

                                 LEGAL COUNSEL

                              Morrison & Foerster
                         2000 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20006

   For more information about the Funds simply call 1-800-222-8222, or write:

                             Stagecoach Funds, Inc.
                      c/o Stagecoach Shareholder Services
                             Wells Fargo Bank, N.A.
                                 P.O. Box 7066
                      San Francisco, California 94120-7066

   STAGECOACH MONEY MARKET MUTUAL FUNDS:
   ------------------------------------------------------------------------------------------------------------
   - are NOT FDIC insured                            - seek to maintain a stable net asset value of
   - are NOT deposits or obligations of Wells          $1.00
     Fargo Bank                                        per share; however, there can be no assurance
   - are NOT guaranteed by Wells Fargo Bank            that the funds will meet this objective. Yields
   - involve investment risk, including possible       will vary with market conditions.
     loss of principal                                                                                 LOGO

                                                                  BUS/189 (5/95)